Prospectus
May 1, 2025

ELITEDESIGNS® VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
First Security Benefit Life Insurance and Annuity Company of New York
and offered by Security Distributors, LLC
32-70130-02 2025/05/01
V7013B (PRS)

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued on or after April 18, 2011)
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Variable Annuity Account A
Issued By:	Mailing Address:
First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, New York 12207 1-800-355-4570 www.fsbl.com	First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the EliteDesigns Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by First Security Benefit Life Insurance and Annuity Company of New York (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called Variable Annuity Account A (the “Separate Account”). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2025
V7013B (PRS)
Protected by U.S. Patent No. 7,251,623 B1.
32-70130-02 2025/05/01

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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — First Security Benefit Life Insurance and Annuity Company of New York, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 6.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — First Security Benefit Life Insurance and Annuity Company of New York. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — Variable Annuity Account A, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
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Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any uncollected premium taxes. The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 5 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
Important Information You Should Consider About the Contract

FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals	The Company does not assess a withdrawal charge on full or partial withdrawals.	Fee Table Fee Table – Examples Charges and Deductions
Transaction Charges	There are no charges for other transactions.	Not Applicable
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FEES AND EXPENSES	Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The tables below describe the current fees and expenses of the Contract that you may pay each year, depending on the options you choose and the date your Contract was issued. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Contracts issued before February 1, 2013:

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Return of Premium
Death Benefit Rider
Charge
Charges and Deductions
– Administration Charge
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.25%	0.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.11%	5.19%
	Optional benefit available for an additional charge[3]	0.10%	0.10%
1
As a percentage of Contract Value allocated to the Separate Account. The Base
Contract Annual Fee is 0.55% during the Annuity Period.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value

	Contracts issued on or after February 1, 2013:
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.25%	0.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.11%	5.19%
	Optional benefit available for an additional charge[3]	0.35%	0.35%
1
As a percentage of Contract Value allocated to the Separate Account. The Base
Contract Annual Fee is 0.55% during the Annuity Period.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.

Lowest Annual Cost: $345.45	Highest Annual Cost: $4,420.28
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
●No optional benefits
●No advisory fees
●No additional Purchase Payments,
transfers or withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of Base
Contract charge, optional benefit and
Underlying Fund fees and expenses
●No advisory fees
●No additional Purchase Payments,
transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
●This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
●Withdrawals may reduce or terminate Contract guarantees and may result in taxes and tax penalties.
●The benefits of tax deferral and long-term income mean the Contract is more beneficial to investors with a long-time horizon.
The Contract – General
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Risks Associated with Investment Options
●An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
●Each investment option has its own unique risks.
●You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, First Security
Benefit Life Insurance and Annuity Company of New York. Any obligations, guarantees or benefits of the Contract are subject to our claims-paying ability.
If we experience financial distress, we may not be able to meet our obligations to you. More information about First Security Benefit Life Insurance and
Annuity Company of New York, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.fsbl.com.
Information About the Company, the Separate Account, and the Underlying Funds – First Security Benefit Life Insurance and Annuity Company of New York
	RESTRICTIONS	Location in Prospectus
Investments
●Certain investment options may not be available under your Contract.
●Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
●We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
●We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions Other Information – Changes to Investments
Optional Benefits
●The Return of Premium Death Benefit is only available at Contract issue.
You cannot change or cancel it after issue.
●We reserve the right to stop offering the Return of Premium Death Benefit for purchase at any time.
●We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of the Return of Premium
Death Benefit by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Return of Premium Death Benefit
	TAXES	Location in Prospectus
Tax Implications
●If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
●If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
●Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.

The Contract –
Withdrawals to Pay
Advisory Fees
Charges and Deductions
– Deduction of Advisory
Fees
Federal Tax Matters –
Introduction
Federal Tax Matters –
Income Taxation of
Annuities in General—
Non-Qualified Contracts

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
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	CONFLICTS OF INTEREST	Location in Prospectus
Exchange
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. We may make other Annuity Options available upon request. We may also discontinue the availability of one or more of these options at any time.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, if the Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 5, withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) are permitted after the Annuity Start Date. The Return of Premium Death Benefit terminates upon annuitization. The Company will continue to deduct the monthly Return of Premium Death Benefit Rider charge if you elect Annuity Option 5 or 6.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty, if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. The Contract includes a standard death benefit equal to the Contract Value reduced by any uncollected premium tax. If you purchased the optional rider that provides an enhanced death benefit, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
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Return of Premium Death Benefit. For an additional cost, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load Imposed on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Processing Fee (per transfer)	None
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase the optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administrative Expenses	None
Base Contract Expenses (as a percentage of average Contract Value)	0.45%[1]
Optional Benefit Expenses – Return of Premium Death Benefit Rider Charge (as a percentage of Contract Value)	0.10%[2]
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Charge
Optional Benefit Expenses – Return of Premium Death Benefit Rider Charge (as a percentage of Contract Value)	0.35%[3]
1 This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge is equal to an annual rate of 0.25% and is deducted daily. We reserve the right to apply a higher administration charge to new Subaccounts we add in the future. The mortality and expense risk charge is 0.20% but is reduced to 0.00% for Contract Values of $500,000 or more. Any mortality and expense risk charge above the minimum charge of 0.00% is deducted from your Contract Value on a monthly basis. During the
Annuity Period, the mortality and expense risk charge is 0.30%; thus, during the Annuity Period the Base Contract Expenses are 0.55% in lieu of the amount described above.
2 This is the Optional Benefit Expense for Contracts issued before February 1, 2013.
3 This is the Optional Benefit Expense for Contracts issued on or after February 1, 2013.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.11%	5.19%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.11%	5.06%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2026.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the optional benefit available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$5,960.35	$17,704.61	$29,217.49	$57,017.06
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$5,960.35	$17,704.61	$29,217.49	$57,017.06
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$928.61	$2,901.32	$5,038.70	$11,195.63
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$928.61	$2,901.32	$5,038.70	$11,195.63
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
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Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A tax may be assessed on withdrawals and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of the optional benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cybersecurity Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
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Information About the Company, the Separate Account, and the Underlying Funds

First Security Benefit Life Insurance and Annuity Company of New York — First Security Benefit Life Insurance and Annuity Company of New York is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Life Insurance Company and is a member of the Financial Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.fsbl.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under New York law on January 22, 1996. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.
We do not guarantee the investment results of the Separate Account. Accumulated Value allocated to a Subaccount will vary based on the investment experience of the corresponding Investment Option in which the Subaccount invests. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen. There is a risk of loss of the entire amount invested.
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Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds, and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that the Owner of a Contract might be treated as the owner of a pro rata share of the Underlying Fund to which the Contract Value is allocated and taxed currently on income and gains attributable to the Underlying Funds.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at FSBLProspectusRequests@securitybenefit.com or visiting https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=NRVA30033&template=fsblny.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its affiliate, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the
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amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.25% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.25% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Administration Charge. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Administration Charge.”
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
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Transaction Expenses
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company may assess a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. If assessed, the Company will deduct this charge upon the Annuity Start Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. No premium tax is currently imposed in the State of New York. The Company reserves the right to deduct premium taxes when due or any time thereafter.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to a mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
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Withdrawal Charge Schedule	Annual Mortality and Expense Risk Charge
Less than $500,000	0.20%
$500,000 or more	0.00%
We also deduct a mortality and expense risk charge during the Annuity Period in the amount of 0.30%, on an annual basis, of each Subaccount’s average daily net assets. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.20% (0.30% during the Annuity Period) of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of each Subaccount’s average daily net assets. The annual charge for each of the Subaccounts currently offered through this Prospectus is 0.25%. The Company guarantees that this charge will not increase for the Subaccounts available under the Contract as of the date of this Prospectus; however, the amount of this charge may be higher for Subaccounts that the Company adds in the future.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of certain charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Return of Premium Death Benefit Rider Charge — In addition to the charges and deductions discussed above, you may purchase the Return of Premium Death Benefit rider under the Contract. The Company makes the rider available only at issue.
The Company deducts a monthly charge from your Contract Value for the Return of Premium Death Benefit rider. The Company deducts the monthly charge from your Contract Value beginning on the Contract Date
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and ending on the Annuity Start Date. The amount of the rider charge is equal to 0.35% (for Contracts issued on or after February 1, 2013) or 0.10% (for Contracts issued before February 1, 2013), on an annual basis, of your Contract Value.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
Payment of Compensation — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 408 or 408A of the Internal Revenue Code ("IRA" or “Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 408 or 408A IRA, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the Return of Premium Death Benefit rider) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in,
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among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are noncash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $50,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. Subject to the Aggregate Purchase Payment Limit discussed below, the Company will accept, without prior Company approval, an initial Purchase Payment in an amount up to $2,000,000 provided that (i) the Owner age at the time of issue is 81 or older (but not older than the maximum issue age) or (ii) the Contract is issued with a Return of Premium Death Benefit Rider. Subject to the Aggregate Purchase Payment Limit discussed below, the Company will accept, without prior Company approval, an initial Purchase Payment in an amount up to $3,000,000 provided that (i) the Owner age at the time of issue is 80 or younger and (ii) the Contract is issued without a Return of Premium Death Benefit Rider. The Company will not accept, without prior Company approval, aggregate Purchase Payments in an amount that exceeds $3,000,000 under all variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner (the “Aggregate Purchase Payment Limit”). The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for
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transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Rydex VIF U.S. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts, and the effective date on which the Subaccounts were closed or will close.
Closed Subaccounts	Effective Date
Alger Capital Appreciation	April 30, 2021
Lord Abbett Series Developing Growth VC	May 5, 2021
Vanguard® VIF Small Company Growth	May 1, 2019
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Rydex VIF U.S. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
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●
If you had Contract Value allocated to the Alger Capital Appreciation on April 30, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Capital Appreciation Subaccount pursuant to an Automatic Allocation Program will remain in effect.
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If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.
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If you had Contract Value allocated to the Vanguard® VIF Small Company Growth Subaccount on May 1, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Vanguard® VIF Small Company Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
20

Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the applicable cut-off time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Redwood, Rydex and certain Federated Subaccounts. In addition, transfers are subject to frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer processing fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay
21

withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
●
the total dollar amount being transferred;
●
the number of transfers you made within a period of time;
●
transfers to and from (or from and to) the same Subaccount;
●
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
●
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners, which may have a negative impact on such other Owners. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted. The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000.
Subaccount	Number of Round Trip Transfers
Federated Hermes High Income Bond II	2[1]
1
Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that
Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Further, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the NAA SMid-Cap Value Series Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the NAA SMid-Cap Value Series Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
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Subaccount	Transfer Block Restriction (# of Calendar Days)
AB Discovery Value, AB Relative Value, AB Sustainable Global Thematic, AB VPS Dynamic Asset Allocation	30 days
Alger Capital Appreciation[1], Alger Large Cap Growth	30 days
Allspring Opportunity VT, Allspring VT Discovery All Cap Growth	30 days
ALPS/Alerian Energy Infrastructure	30 days
AFIS Capital World Growth and Income, AFIS U.S. Government Securities, AFIS
Washington Mutual Investors, American Funds IS® Asset Allocation, American Funds IS®
Capital World Bond, American Funds IS® Global Growth, American Funds IS® Global
Small Capitalization, American Funds IS® Growth, American Funds IS® Growth-Income,
American Funds IS® International, American Funds IS® International Growth and Income,
American Funds IS® Mortgage, American Funds IS® New World
30 days
BlackRock Advantage Large Cap Core V.I., BlackRock Basic Value V.I., BlackRock Capital
Appreciation V.I., BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I.,
BlackRock High Yield V.I., BlackRock Large Cap Focus Growth V.I.
30 days
BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon Stock Index, BNY Mellon VIF Appreciation	60 days
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA
Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA
International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA
U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio
30 days
Donoghue Forlines Dividend VIT Fund, Donoghue Forlines Momentum VIT Fund	Unlimited
DWS Small Mid Cap Value VIP	30 days
Eaton Vance VT Floating-Rate Income	90 days
Federated Hermes Fund for U.S. Government Securities II	Unlimited
Federated Hermes High Income Bond II	Subject to the Round Trip Transfer restrictions in the chart above
Fidelity® VIP Balanced, Fidelity® VIP Contrafund®, Fidelity® VIP Disciplined Small Cap,
Fidelity® VIP Emerging Markets, Fidelity® VIP Growth & Income, Fidelity® VIP Growth
Opportunities, Fidelity® VIP High Income, Fidelity® VIP Index 500, Fidelity® VIP Investment
Grade Bond, Fidelity® VIP Mid Cap, Fidelity® VIP Overseas, Fidelity® VIP Real Estate,
Fidelity® VIP Strategic Income
60 days
Franklin DynaTech VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP
Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund,
Franklin Mutual Shares VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap
Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP
Fund, Franklin U.S. Government Securities VIP Fund
30 days
Goldman Sachs VIT International Equity Insights, Goldman Sachs VIT Large Cap Value,
Goldman Sachs VIT Mid Cap Growth, Goldman Sachs VIT Mid Cap Value, Goldman
Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth
30 days
Guggenheim VIF Floating Rate Strategies, Guggenheim VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Total Return Bond	30 days
23

Subaccount	Transfer Block Restriction (# of Calendar Days)
Invesco Oppenheimer V.I. International Growth, Invesco V.I. American Franchise, Invesco
V.I. American Value, Invesco V.I. Balanced-Risk Allocation, Invesco V.I. Comstock, Invesco
V.I. Core Equity, Invesco V.I. Discovery Mid Cap Growth, Invesco V.I. Equally-Weighted S&P
500, Invesco V.I. Equity and Income, Invesco V.I. EQV International Equity, Invesco V.I.
Global, Invesco V.I. Global Core Equity, Invesco V.I. Global Real Estate, Invesco V.I. Global
Strategic Income, Invesco V.I. Government Securities, Invesco V.I. Growth and Income,
Invesco V.I. Health Care, Invesco V.I. High Yield, Invesco V.I. Main Street Mid Cap Fund®,
Invesco V.I. Main Street Small Cap Fund®, Invesco V.I. Small Cap Equity
30 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Forty, Janus Henderson VIT Mid Cap Value, Janus Henderson VIT Overseas, Janus Henderson VIT Research	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC2, Lord
Abbett Series Dividend Growth VC, Lord Abbett Series Fundamental Equity VC, Lord
Abbett Series Growth and Income VC, Lord Abbett Series Growth Opportunities VC, Lord
Abbett Series Mid Cap Stock VC, Lord Abbett Series Total Return VC
30 days
LVIP American Century VP Disciplined Core, LVIP American Century Inflation Protection,
LVIP American Century International, LVIP American Century Mid Cap Value, LVIP
American Century Value, LVIP JPMorgan Core Bond, LVIP JPMorgan Small Cap Core,
LVIP JPMorgan U.S. Equity
30 days
Macquarie VIP Asset Strategy, Macquarie VIP Balanced, Macquarie VIP Core Equity,
Macquarie VIP Energy, Macquarie VIP Global Growth, Macquarie VIP Growth, Macquarie
VIP High Income, Macquarie VIP International Core Equity, Macquarie VIP Limited-Term
Bond, Macquarie VIP Mid Cap Growth, Macquarie VIP Natural Resources, Macquarie VIP
Science and Technology, Macquarie VIP Small Cap Growth, Macquarie VIP Smid Cap
Core, Macquarie VIP Value
60 days
MFS® VIT Emerging Markets Equity, MFS® VIT Global Tactical Allocation, MFS® VIT High
Yield, MFS® VIT II MA Investors Growth Stock, MFS® VIT II Research International, MFS®
VIT International Intrinsic Value, MFS® VIT Investors Trust, MFS® VIT New Discovery,
MFS® VIT Research, MFS® VIT Total Return, MFS® VIT Total Return Bond, MFS® VIT
Utilities
30 days
Morgan Stanley VIF Emerging Markets Debt, Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF
Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio,
Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF
Asset Allocation Portfolio
30 days
NAA All Cap Value Series, NAA Large Cap Value Series, NAA Large Core Series, NAA
Large Growth Series, NAA Mid Growth Series, NAA Small Cap Value Series, NAA Small
Growth Series, NAA SMid-Cap Value Series, NAA World Equity Income Series
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging
Markets Bond, PIMCO VIT Global Bond Opportunities (Unhedged), PIMCO VIT Global
Managed Asset Allocation, PIMCO VIT High Yield, PIMCO VIT International Bond
(Unhedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Short-Term,
PIMCO VIT Total Return
30 days
Putnam VT Core Equity, Putnam VT Diversified Income, Putnam VT Global Asset
Allocation, Putnam VT High Yield, Putnam VT Income, Putnam VT Large Cap Growth,
Putnam VT Large Cap Value, Putnam VT Small Cap Growth
30 days
24

Subaccount	Transfer Block Restriction (# of Calendar Days)
Rydex VIF Banking, Rydex VIF Basic Materials, Rydex VIF Biotechnology, Rydex VIF
Commodities Strategy, Rydex VIF Consumer Products, Rydex VIF Dow 2x Strategy, Rydex
VIF Electronics, Rydex VIF Energy, Rydex VIF Energy Services, Rydex VIF Europe 1.25x
Strategy, Rydex VIF Financial Services, Rydex VIF Government Long Bond 1.2x Strategy,
Rydex VIF Health Care, Rydex VIF High Yield Strategy, Rydex VIF Internet, Rydex VIF
Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF
Inverse Mid-Cap Strategy, Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse
Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x
Strategy, Rydex VIF Leisure, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100®,
Rydex VIF NASDAQ-100® 2x Strategy, Rydex VIF Nova, Rydex VIF Precious Metals,
Rydex VIF Real Estate, Rydex VIF Retailing, Rydex VIF Russell 2000® 1.5x Strategy,
Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF S&P
500 Pure Growth, Rydex VIF S&P 500 Pure Value, Rydex VIF S&P MidCap 400 Pure
Growth, Rydex VIF S&P MidCap 400 Pure Value, Rydex VIF S&P SmallCap 600 Pure
Growth, Rydex VIF S&P SmallCap 600 Pure Value, Rydex VIF Strengthening Dollar 2x
Strategy, Rydex VIF Technology, Rydex VIF Telecommunications, Rydex VIF
Transportation, Rydex VIF U.S. Government Money Market, Rydex VIF Utilities, Rydex VIF
Weakening Dollar 2x Strategy
Unlimited
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Health Sciences, T. Rowe Price Limited-Term Bond	30 days
Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Global Bond VIP Fund, Templeton Growth VIP Fund	30 days
Third Avenue Value	90 days
TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS®
Growth ETF, TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF,
TOPS® Managed Risk Moderate Growth ETF, TOPS® Moderate Growth ETF
30 days
VanEck VIP Global Gold, VanEck VIP Global Resources	30 days
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF
Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF
High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard®
VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term
Investment Grade, Vanguard® VIF Small Company Growth[3], Vanguard® VIF Total Bond
Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total
Stock Market Index
30 days
Victory Pioneer Bond VCT, Victory Pioneer Equity Income VCT, Victory Pioneer High Yield VCT, Victory Pioneer Strategic Income VCT	30 days
Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Small-Cap Growth Series,
Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth
Series, Virtus Tactical Allocation Series
30 days
Voya MidCap Opportunities Portfolio	30 days
VY CBRE Global Real Estate Portfolio, VY CBRE Real Estate Portfolio	30 days
Western Asset Variable Global High Yield Bond	30 days
1
You may transfer Contract Value to the Alger Capital Appreciation Subaccount only if you had Contract Value allocated to that Subaccount on
April 30, 2021.
2
You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May 5, 2021.
3
You may transfer Contract Value to the Vanguard® VIF Small Company Growth Subaccount only if you had Contract Value allocated to that
Subaccount on May 1, 2019.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves
25

the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Redwood, Rydex and certain Federated Subaccounts (see chart above), which do not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Redwood, Rydex and certain Federated Subaccounts (see chart above). As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
26

Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
●
Investment performance of the Subaccounts to which you have allocated Contract Value,
●
Payment of Purchase Payments,
●
Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and
●
Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any application requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions (other than transfer requests, as described herein) received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Purchase Payments” and “Full and Partial Withdrawals.”
Requests to transfer Contract Value received at or after the applicable cut-off time will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
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The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0% annually, and (5) the administration charge for that Subaccount, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0% and the administration charge of 0.25% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — We refer to the times by which financial transactions must be received to be processed on the current Valuation Date as “cut-off times.” Any written, electronic, or telephonic transactions involving your Contract, other than requests to transfer Contract Value among the Subaccounts, must be received by us prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions (other than transfers) normally must be received prior to 3:00 p.m. Central time. Financial transactions (other than transfers) received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Any request to transfer Contract Value among the Subaccounts, including those submitted by telephone, must be received by us no later than one hour prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. This means transfer requests must normally be received by 2:00 p.m. Central time. Transfer requests received at or after the cut-off time will be processed on the following Valuation Date. The Company may extend the cut-off time to 15 minutes prior to any announced closing (generally 2:45 p.m. Central time) for transfers submitted electronically through the Company’s Internet web site. Internet functionality is available only to Owners who have authorized their financial representatives to make financial transactions on their behalf.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under applicable law. Withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time (normally 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed
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by various states and municipalities. See “Premium Tax Charge.” The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below and withdrawals to pay investment advisory fees. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable premium tax charge. Alternatively, you may request that any premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such premium tax charge . See “Premium Tax Charge.”
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000 and no Purchase Payments have been paid for three years, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal to pay investment advisory fees, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. The deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce the death benefit, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify
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systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any uncollected premium taxes (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract (60 days from the date of receipt if you are purchasing the Contact to replace another life insurance or annuity contract or with the proceeds of another such contract). Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner, and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be payable as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If an Owner dies (or the Annuitant dies, if any Owner is not a natural person) prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company.
If you purchased the Return of Premium Death Benefit rider, your death benefit will be determined in accordance with the terms of the rider. Please note that, under the rider, if we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. See the discussion of the Return of Premium Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any uncollected premium tax.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted
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beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means to our Administrative Office.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
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Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	●The death benefit will be reduced by any uncollected premium tax.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts.	There is no charge for this option.
●The minimum amount that may be transferred to any one
Subaccount is $25.00.
●The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
●Transfers can be made for a fixed period of time, until the total amount elected has been transferred, or until the Contract Value in the Subaccount from which transfers are made has been depleted.
●After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	●The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	●The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is reduced to $50.
Systematic Withdrawals	Allows you to set up periodic automatic payments of a certain percentage or dollar amount of your Contract Value.	There is no charge for this option.	●Each payment must be at least $100 (unless we consent otherwise). ●Withdrawals may be subject to income tax and penalties.
Optional Benefit
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Provides an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.	0.10% (for Contracts issued before February 1, 2013)
●The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
●We will reduce the death benefit offered under this rider by any uncollected premium tax.
●If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative
Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
●The Owner and any Joint Owner must be 80 or younger on the
Contract Date.
●Certain withdrawals could significantly reduce or even terminate the benefit, including systematic withdrawals and withdrawals used to pay investment adviser fees.
●The Company will continue to deduct the rider charge after the
Annuity Start Date if you elect Annuity Option 5 or 6.
●Withdrawals (including withdrawals to pay advisory fees) reduce the benefit proportionately. This means withdrawals could
significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

0.35% (for Contracts issued on or after February 1, 2013)
Return of Premium Death Benefit — For an additional charge, as reflected in the Fee Table, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. If the rider is not purchased, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary. See the discussion under “Death Benefit.”
Please note that any amount that we may pay or make available under the Return of Premium Death Benefit rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
How do you calculate the death benefit? On the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary, the death benefit equals the greater of:
1.
Contract Value; or
2.
The sum of all Purchase Payments (not including any Credit Enhancements) less an adjustment for any withdrawals and withdrawal charges (including systematic withdrawals and withdrawals to pay investment advisory fees).
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In the event of a withdrawal (including a systematic withdrawal or a withdrawal to pay investment advisory fees), we reduce your Return of Premium Death Benefit as last adjusted for any prior withdrawal in the same proportion that the withdrawal reduces Contract Value immediately prior to the withdrawal. This means if you make a withdrawal when your Contract Value is less than your total Purchase Payments, your Return of Premium Death Benefit will be reduced by an amount that is greater than the dollar amount of your withdrawal.
●
For example, if you have made Purchase Payments totaling $100,000 and your Contract Value has dropped to $60,000, your death benefit is $100,000 so long as you have not taken any withdrawals. If, however, you take a $10,000 withdrawal (including a withdrawal to pay advisory fees), then we will reduce your total Purchase Payments proportionately to equal $83,333 ($100,000 x (1-$10,000 / $60,000). After the withdrawal, your death benefit is $83,333. Note that your death benefit decreased by more than the dollar amount of your withdrawal.
See the next question for information on potential reductions in the amount of the death benefit to collect any premium tax due.
Will there be any adjustments to the enhanced death benefit? We will reduce the death benefit offered under this rider by any uncollected premium tax, and, if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (however, if the death benefit is 1 above, we will not reduce the death benefit by any Credit Enhancements).
Note: If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
Are there age restrictions on purchasing this rider? The Owner and any Joint Owner must be 80 or younger on the Contract Date. See the discussion under “Death Benefit.”
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the first Contract anniversary and may not be deferred beyond the Annuitant’s 90th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.
The Contract currently provides for six Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 6, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G for 45 years and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity.
Annuity Options 1 through 4 and 6 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
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You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis (note that less frequent payments will result in a larger payment amount, assuming the same amount is applied to purchase the annuity), although no payments will be made for less than $20. If the Company refuses to make payments of less than $20, the Company reserves the right to permit surrender of the Contract in lieu of making such payments.
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 6, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 5.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 5, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 5, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 5. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for the Annuity Options described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following
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the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Option 1, there is no minimum number of payments guaranteed under this Annuity Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Annuity Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made.
Option 5 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. Annuity Payments are calculated on the basis of Annuity Units. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 6 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for the Annuity Options are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for the Annuity Options for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Annuity Option 5.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
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Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with an IRA, reference should be made to the terms of the particular IRA and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, IRAs generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches their “applicable age” as defined in the Code. If the Annuitant attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If Annuitant attains age 74 after 2032, their applicable age is 75. In addition, under an IRA, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Rydex VIF U.S. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Rydex VIF U.S. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Business Disruption and Cybersecurity Risks — We rely on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g. affecting the internet, cloud services, or other infrastructure) or targeted (e.g. failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).
Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.
Systems failures and cybersecurity incidents affecting us, our affiliates, the Underlying Funds, intermediaries, service providers, and other third parties on whom we rely may adversely affect your contract value and interfere with our ability to process contract transactions and calculate contract values. Systems failures and cybersecurity breaches may cause us to be unable to process orders from our website or with the Underlying Funds, cause us to be unable to calculate unit values and/or the Underlying Funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value.
The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.
In addition, we are also exposed to risks related to natural and man-made disasters including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. They could interfere with our processing of contract transactions, including processing orders from Owners and orders with the Underlying Funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries, the Underlying Funds and the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.
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Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, effective for plan years beginning in 2024, distributions of employee elective deferrals, qualified nonelective contributions, qualified matching contributions, and gains attributable to such contributions may now be made on account of hardship. Under prior provisions, distributions on account of hardship generally were limited to amounts attributable to employee elective deferrals. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
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Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. While the Company does not think that such will be the case, due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that an Owner of a Contract might be treated as the owner of a pro rata portion of the assets of the Separate Account.
The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account and its Underlying Funds. Moreover, in the event that regulations are adopted or rulings or other guidance are issued, there can be no assurance that the Separate Account and the Underlying Funds will be able to operate as currently described in the Prospectus (including the possibility that the number of Underlying Funds offered might need to be reduced), or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of an investment adviser) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
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Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
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The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
Qualified Contracts — The Contract may be used with IRAs that meet the requirements of Section 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for an IRA, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the IRA. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The amounts that may be contributed to IRAs are subject to limitations that vary depending on the circumstances. In addition, early distributions from IRAs may be subject to penalty taxes. Furthermore, distributions from IRAs are subject to certain minimum distribution rules. Failure to comply with these rules could subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. Please note that for Owners who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals,
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individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Owners and Beneficiaries should consult a tax adviser if they may be affected by these changes. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The following are brief descriptions of the various types of IRAs and the use of the Contract therewith:
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $7,500 or $8,000 for owners age 50 or older (for 2025) or (ii) 100% of the individual’s taxable compensation (for 2025).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 in 2025 (indexed for inflation in future tax years). However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($126,000 to $146,000 for a married couple filing a joint return and $79,000 to $89,000 for a single taxpayer in 2025). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $236,000 to $246,000 (for 2025). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements. Amounts in a traditional IRA must generally be distributed or begin to be distributed on the date that the contract owner reaches their applicable age (as defined above), regardless of the contract owner’s retirement date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary). Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $150,000 to $165,000 in adjusted gross income for 2025 ($236,000 to $246,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed
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during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced
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death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
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Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
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Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
You will also receive an annual and semiannual shareholder report for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. The shareholder reports contain information required by federal securities laws and will also be available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=NRVA30033&template=fsblny.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
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Principal Underwriter. The Company has entered into a principal underwriting agreement with its affiliate, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through SDL’s registered representatives, as well as through registered representatives of broker-dealers that have entered into selling agreements with SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives of SDL and of Selling Broker-Dealers must be licensed as insurance agents by New York insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2024, 2023, and 2022, the amounts paid to SDL in connection with all contracts sold through the Separate Account were $0, $0, and $0, respectively. SDL passes through commissions it receives either to the SDL registered representatives involved in the sales process or to the Selling Broker-Dealers for their sales of the Contract, as applicable. SDL does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to SDL Registered Representatives. Registered representatives of SDL may assist potential Owners in purchasing a Contract, for example, by assisting with the Contract application. In addition to a base salary and customary employee benefits, these registered representatives may receive up to 0.60% of the Purchase Payments applied to a Contract sold in the region covered by the applicable registered representative. They also may be eligible for periodic bonus payments. SDL registered representatives may also receive non-cash compensation from the Company, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), and entertainment, merchandise and other similar items.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 0.75% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 0.05% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary
48

commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, Kansas 66675-0497 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=NRVA30033&template=fsblny.
Financial Statements — You can find financial statements for First Security Benefit Life Insurance and Annuity Company of New York and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=NRVA30033&template=fsblny. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
49

APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended or updated from time to time, and can be found online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=NRVA30033&template=fsblny. You can view, download, and print copies of Underlying Fund documents at this website. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to FSBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://www.fsbl.com/performance.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Mid Cap Value	AB Discovery Value – Class B Adviser: AllianceBernstein L.P.	1.06%	9.72%	8.57%	7.36%
Large Cap Value	AB Relative Value – Class B Adviser: AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Global Equity	AB Sustainable Global Thematic – Class B Adviser: AllianceBernstein L.P.	1.21%	5.96%	8.77%	9.45%
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.13%	10.43%	3.15%	3.82%
Global Equity	AFIS Capital World Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.02%	13.70%	7.04%	8.17%
Government Bond	AFIS U.S. Government Securities – Class 4 Adviser: Capital Research and Management Company	0.83%	0.44%	-0.13%	0.84%
Large Cap Blend	AFIS Washington Mutual Investors – Class 4 Adviser: Capital Research and Management Company	0.90%	18.85%	11.92%	9.99%
Large Cap Growth	Alger Capital Appreciation – Class S2 Adviser: Fred Alger Management, LLC	1.19%	47.77%	17.55%	15.25%
Large Cap Growth	Alger Large Cap Growth – Class I-2 Adviser: Fred Alger Management, LLC	0.87%	42.89%	16.79%	13.87%
Mid Cap Blend	Allspring Opportunity VT – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.08%	15.05%	11.72%	10.78%
Large Cap Growth	Allspring VT Discovery All Cap Growth – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.07%	21.00%	10.75%	12.12%
Specialty-Sector	ALPS/Alerian Energy Infrastructure – Class III Adviser: ALPS Advisors, Inc.	1.31%	40.60%	14.15%	5.07%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.79%	16.11%	8.04%	8.05%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management Company	0.98%	-3.32%	-2.65%	-0.33%
A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.01%	13.39%	9.49%	10.46%
Global Equity	American Funds IS® Global Small Capitalization – Class 4 Adviser: Capital Research and Management Company	1.20%	2.12%	2.74%	5.54%
Large Cap Growth	American Funds IS® Growth – Class 4 Adviser: Capital Research and Management Company	0.84%	31.29%	18.53%	16.29%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.78%	23.93%	12.73%	11.93%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management Company	1.03%	2.93%	0.97%	3.75%
International Equity	American Funds IS® International Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.06%	3.11%	2.28%	3.73%
Intermediate Term Bond	American Funds IS® Mortgage – Class 4 Adviser: Capital Research and Management Company	0.88%	0.35%	-0.30%	0.78%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management Company	1.14%	6.33%	4.29%	5.96%
Large Cap Blend	BlackRock Advantage Large Cap Core V.I. – Class III Adviser: BlackRock Advisors, LLC	1.06%	25.11%	13.81%	12.07%
Large Cap Value	BlackRock Basic Value V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	10.05%	8.72%	7.48%
Large Cap Growth	BlackRock Capital Appreciation V.I. – Class III Adviser: BlackRock Advisors, LLC	1.47%	31.93%	15.84%	14.77%
Large Cap Value	BlackRock Equity Dividend V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	9.71%	7.98%	8.79%
Global Allocation	BlackRock Global Allocation V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited; BlackRock International Limited	1.16%	9.01%	5.74%	5.33%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.89%	7.85%	4.17%	4.74%
Large Cap Growth	BlackRock Large Cap Focus Growth V.I. – Class III Adviser: BlackRock Advisors, LLC	1.22%	31.39%	15.88%	15.01%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	7.96%	7.70%	8.33%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.15%	25.39%	15.29%	14.79%
A-2

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Blend	BNY Mellon Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Mellon Investments Corporation	0.52%	24.34%	13.92%	12.53%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co., LLC	1.10%	12.48%	11.66%	11.28%
Global Equity	Dimensional VA Equity Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.48%	15.10%	10.74%	N/A
Global Bond	Dimensional VA Global Bond Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.21%	5.38%	0.81%	1.53%
Global Allocation	Dimensional VA Global Moderate Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP	0.44%	11.99%	7.77%	6.95%
International Equity	Dimensional VA International Small Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.39%	3.82%	4.11%	5.91%
International Equity	Dimensional VA International Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.28%	6.62%	7.08%	5.62%
Short Term Bond	Dimensional VA Short-Term Fixed Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.12%	5.48%	1.91%	1.57%
Large Cap Value	Dimensional VA U.S. Large Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.21%	13.38%	8.43%	8.52%
Small Cap Value	Dimensional VA U.S. Targeted Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.28%	8.14%	12.55%	9.46%
Large Value	Donoghue Forlines Dividend VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	2.76%	12.76%	3.75%	1.43%
Tactical Allocation	Donoghue Forlines Momentum VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	1.56%	23.03%	7.90%	6.83%
Mid Cap Value	DWS Small Mid Cap Value VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.23%	5.79%	5.51%	5.20%
A-3

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Floating Rate Bond	Eaton Vance VT Floating-Rate Income - Initial Class Adviser: Eaton Vance Management	1.19%	7.68%	4.24%	3.92%
Intermediate Government	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.97%	0.58%	-1.14%	0.45%
High Yield Bond	Federated Hermes High Income Bond II – Service Class Adviser: Federated Investment Management Company	1.12%	5.85%	2.92%	4.22%
Balanced/Asset Allocation	Fidelity® VIP Balanced – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.67%	15.58%	10.57%	9.35%
Large Cap Blend	Fidelity® VIP Contrafund® – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.81%	33.45%	16.74%	13.33%
Small Cap Blend	Fidelity® VIP Disciplined Small Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC	0.57%	16.57%	10.28%	8.35%
Emerging Markets	Fidelity® VIP Emerging Markets – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	1.13%	9.71%	4.09%	5.78%
Large Cap Growth	Fidelity® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.74%	21.91%	13.10%	11.11%
Large Cap Growth	Fidelity® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.82%	38.54%	18.46%	17.93%
High Yield Bond	Fidelity® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.07%	8.62%	2.47%	3.90%
Large Cap Blend	Fidelity® VIP Index 500 – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.34%	24.59%	14.12%	12.71%
A-4

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Intermediate Term Bond	Fidelity® VIP Investment Grade Bond – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.63%	1.50%	0.20%	1.68%
Mid Cap Growth	Fidelity® VIP Mid Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.82%	17.18%	11.06%	8.94%
International Equity	Fidelity® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.98%	4.81%	5.50%	6.06%
Specialty-Sector	Fidelity® VIP Real Estate – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.86%	6.25%	1.94%	3.67%
Multi-Sector Bond	Fidelity® VIP Strategic Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.89%	5.78%	2.54%	3.34%
Multi Cap Growth	Franklin DynaTech VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.87%	30.44%	13.64%	12.67%
Large Cap Value	Franklin Growth and Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.00%	17.99%	9.63%	9.30%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.73%	7.20%	5.29%	5.27%
Large Cap Growth	Franklin Large Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.07%	26.30%	13.42%	12.71%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.16%	4.66%	6.42%	5.87%
Large Cap Value	Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Large Cap Blend	Franklin Rising Dividends VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.89%	10.79%	10.30%	10.44%
A-5

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.91%	11.71%	8.36%	8.17%
Small Cap Growth	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.09%	11.04%	9.75%	9.32%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.05%	4.02%	1.19%	1.98%
Government Bond	Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.78%	1.37%	-0.52%	0.53%
International Equity	Goldman Sachs VIT International Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.34%	5.80%	5.19%	4.61%
Large Cap Value	Goldman Sachs VIT Large Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.06%	16.74%	9.59%	7.74%
Mid Cap Growth	Goldman Sachs VIT Mid Cap Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.38%	20.23%	11.04%	10.20%
Mid Cap Value	Goldman Sachs VIT Mid Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.09%	12.12%	9.57%	7.71%
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.12%	18.76%	8.73%	8.69%
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.04%	31.99%	16.47%	14.61%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.30%	6.83%	3.83%	3.84%
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	2.23%	0.37%	3.73%	0.75%
High Yield Bond	Guggenheim VIF High Yield Adviser: Guggenheim Partners Investment Management, LLC	1.32%	7.63%	3.73%	4.43%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.87%	-3.66%	2.43%	1.68%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Guggenheim Partners Investment Management, LLC	0.98%	3.09%	1.01%	2.51%
International Equity	Invesco Oppenheimer V.I. International Growth Fund – Series II Adviser: Invesco Advisers, Inc.	1.42%	-1.81%	2.83%	4.15%
Large Cap Growth	Invesco V.I. American Franchise – Series II Adviser: Invesco Advisers, Inc.	1.10%	34.56%	15.56%	13.88%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%
A-6

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Global Allocation	Invesco V.I. Balanced-Risk Allocation – Series II Adviser: Invesco Advisers, Inc.	1.57%	3.56%	2.51%	3.57%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%
Large Cap Blend	Invesco V.I. Core Equity – Series II Adviser: Invesco Advisers, Inc.	1.05%	25.29%	12.07%	9.15%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.10%	23.92%	9.92%	11.29%
Large Blend	Invesco V.I. Equally-Weighted S&P 500 – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Capital Management LLC	0.59%	12.47%	10.20%	9.65%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	11.91%	8.12%	7.09%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.15%	0.34%	2.97%	4.10%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Global Equity	Invesco V.I. Global Core Equity – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.24%	16.72%	7.62%	6.93%
Specialty-Sector	Invesco V.I. Global Real Estate – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.27%	-2.11%	-2.64%	1.26%
Multi-Sector Bond	Invesco V.I. Global Strategic Income – Series II Adviser: Invesco Advisers, Inc.	1.19%	2.79%	-0.43%	1.28%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.95%	1.48%	-0.40%	0.67%
Large Cap Value	Invesco V.I. Growth and Income – Series II Adviser: Invesco Advisers, Inc.	1.00%	15.72%	9.81%	8.53%
Specialty-Sector	Invesco V.I. Health Care – Series II Adviser: Invesco Advisers, Inc.	1.24%	3.87%	3.38%	5.13%
High Yield Bond	Invesco V.I. High Yield – Series II Adviser: Invesco Advisers, Inc.	1.14%	7.59%	2.72%	3.55%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.19%	16.79%	8.83%	7.68%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%
Small Cap Blend	Invesco V.I. Small Cap Equity – Series II Adviser: Invesco Advisers, Inc.	1.20%	17.85%	10.60%	7.82%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.97%	15.32%	9.61%	12.12%
A-7

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Growth	Janus Henderson VIT Forty – Service Class Adviser: Janus Henderson Investors US LLC	0.83%	28.14%	15.12%	15.36%
Mid Cap Value	Janus Henderson VIT Mid Cap Value – Service Class Adviser: Janus Henderson Investors US LLC	1.18%	12.80%	6.86%	7.33%
International Equity	Janus Henderson VIT Overseas – Service Class Adviser: Janus Henderson Investors US LLC	1.13%	5.58%	6.95%	5.29%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.92%	34.96%	16.49%	14.25%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.99%	6.72%	1.90%	3.73%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC2 Adviser: Lord, Abbett & Co. LLC	1.25%	22.18%	7.27%	8.59%
Large Cap Blend	Lord Abbett Series Dividend Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.99%	22.14%	12.23%	11.16%
Large Cap Blend	Lord Abbett Series Fundamental Equity VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.19%	16.65%	8.81%	7.91%
Large Cap Blend	Lord Abbett Series Growth and Income VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.93%	20.60%	10.37%	9.05%
Mid Cap Growth	Lord Abbett Series Growth Opportunities VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.13%	30.61%	7.67%	9.37%
Mid Cap Value	Lord Abbett Series Mid Cap Stock VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.14%	14.90%	9.21%	6.83%
Intermediate Term Bond	Lord Abbett Series Total Return VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.71%	2.66%	0.11%	1.50%
Large Cap Value	LVIP American Century Disciplined Core Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.00%	12.84%	7.91%	7.97%
Inflation- Protected Bond	LVIP American Century Inflation Protection – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.76%	1.54%	1.22%	1.73%
International Equity	LVIP American Century International – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.19%	2.46%	3.39%	4.77%
Mid Cap Value	LVIP American Century Mid Cap Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.03%	8.52%	7.13%	7.87%
A-8

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Value	LVIP American Century Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.91%	9.29%	8.41%	8.01%
Intermediate Core Bond	LVIP JPMorgan Core Bond – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.72%	1.46%	-0.19%	1.24%
Small Cap Blend	LVIP JPMorgan Small Cap Core – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	1.00%	11.44%	6.77%	7.02%
Large Cap Blend	LVIP JPMorgan U.S. Equity – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.90%	23.68%	15.45%	13.11%
Global Allocation	Macquarie VIP Asset Strategy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.03%	12.44%	6.56%	5.27%
Balanced/Asset Allocation	Macquarie VIP Balanced - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.04%	15.60%	8.30%	7.14%
Large Cap Growth	Macquarie VIP Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	25.69%	14.99%	12.09%
Specialty-Sector	Macquarie VIP Energy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.24%	-5.60%	5.79%	-1.89%
Global Equity	Macquarie VIP Global Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.27%	17.08%	10.48%	9.27%
Large Cap Growth	Macquarie VIP Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	23.89%	16.13%	15.26%
High Yield Bond	Macquarie VIP High Income - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.97%	6.20%	3.51%	4.13%
A-9

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
International Equity	Macquarie VIP International Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.17%	3.79%	4.71%	4.24%
Short Term Bond	Macquarie VIP Limited-Term Bond - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.84%	4.33%	1.64%	1.74%
Mid Cap Growth	Macquarie VIP Mid Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.16%	2.20%	7.96%	9.88%
Specialty-Sector	Macquarie VIP Natural Resources - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.28%	-0.58%	5.81%	0.98%
Specialty-Sector	Macquarie VIP Science and Technology - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.16%	30.59%	14.05%	13.54%
Small Cap Growth	Macquarie VIP Small Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.18%	14.26%	6.25%	7.53%
Small Cap Blend	Macquarie VIP Smid Cap Core - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.18%	14.26%	7.79%	8.41%
Large Cap Value	Macquarie VIP Value - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.02%	6.47%	7.96%	7.52%
Emerging Markets	MFS® VIT Emerging Markets Equity – Service Class Adviser: Massachusetts Financial Services Company	2.09%	11.31%	0.24%	3.14%
Global Allocation	MFS® VIT Global Tactical Allocation – Service Class Adviser: Massachusetts Financial Services Company	1.13%	4.68%	2.87%	3.66%
High Yield Bond	MFS® VIT High Yield – Service Class Adviser: Massachusetts Financial Services Company	1.05%	6.53%	2.93%	3.98%
Large Cap Growth	MFS® VIT II MA Investors Growth Stock – Service Class Adviser: Massachusetts Financial Services Company	1.04%	15.98%	12.16%	12.91%
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.22%	2.78%	3.64%	4.95%
International Equity	MFS® VIT International Intrinsic Value – Service Class Adviser: Massachusetts Financial Services Company	1.17%	6.97%	4.88%	7.26%
A-10

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Blend	MFS® VIT Investors Trust – Service Class Adviser: Massachusetts Financial Services Company	1.04%	19.22%	11.12%	10.81%
Small Cap Growth	MFS® VIT New Discovery – Service Class Adviser: Massachusetts Financial Services Company	1.20%	6.44%	4.71%	8.92%
Large Cap Blend	MFS® VIT Research – Service Class Adviser: Massachusetts Financial Services Company	1.04%	18.56%	11.60%	11.38%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	7.46%	5.89%	6.20%
Intermediate Term Bond	MFS® VIT Total Return Bond – Service Class Adviser: Massachusetts Financial Services Company	0.79%	2.33%	0.14%	1.64%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.05%	11.34%	5.61%	6.02%
Emerging Markets Bond	Morgan Stanley VIF Emerging Markets Debt – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.58%	11.28%	0.87%	2.87%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.51%	7.72%	1.23%	3.03%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	14.58%	8.63%	8.05%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.86%	10.17%	5.53%	5.54%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.97%	5.29%	1.75%	2.50%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.87%	12.67%	7.32%	7.00%
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.92%	7.97%	3.81%	4.13%
Multi Cap Value	NAA All Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.13%	10.25%	8.87%	8.54%
Large Cap Value	NAA Large Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.02%	13.46%	9.70%	8.86%
A-11

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Blend	NAA Large Core Series Adviser: New Age Alpha Advisors, LLC	1.16%	25.88%	14.10%	12.69%
Large Cap Growth	NAA Large Growth Series Adviser: New Age Alpha Advisors, LLC	1.15%	32.18%	17.69%	15.83%
Mid Cap Growth	NAA Mid Growth Series Adviser: New Age Alpha Advisors, LLC	1.16%	17.37%	9.98%	10.38%
Small Cap Value	NAA Small Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.27%	8.51%	7.56%	6.57%
Small Cap Growth	NAA Small Growth Series Adviser: New Age Alpha Advisors, LLC	1.45%	12.76%	7.06%	8.07%
Mid Cap Value	NAA SMid-Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.15%	9.05%	8.67%	8.42%
Global Equity	NAA World Equity Income Series Adviser: New Age Alpha Advisors, LLC	1.14%	12.59%	8.33%	7.69%
Specialty	Neuberger Berman AMT Sustainable Equity – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.89%	25.84%	13.97%	11.44%
Specialty	PIMCO VIT All Asset – Advisor Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	2.44%	3.57%	4.31%	4.25%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Advisor Class Adviser: Pacific Investment Management Company LLC	2.54%	3.97%	6.98%	1.55%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.38%	7.42%	0.82%	3.27%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.18%	-0.60%	-0.43%	0.72%
Global Allocation	PIMCO VIT Global Managed Asset Allocation – Advisor Class Adviser: Pacific Investment Management Company LLC	1.39%	10.75%	6.03%	5.75%
High Yield Bond	PIMCO VIT High Yield – Advisor Class Adviser: Pacific Investment Management Company LLC	0.90%	6.78%	3.25%	4.39%
International Bond	PIMCO VIT International Bond Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.08%	-3.50%	-3.26%	-0.84%
Short Term Bond	PIMCO VIT Low Duration – Advisor Class Adviser: Pacific Investment Management Company LLC	0.77%	4.39%	0.98%	1.18%
Inflation- Protected Bond	PIMCO VIT Real Return – Advisor Class Adviser: Pacific Investment Management Company LLC	1.17%	2.03%	1.83%	2.05%
Short Term Bond	PIMCO VIT Short-Term – Advisor Class Adviser: Pacific Investment Management Company LLC	0.72%	5.95%	2.66%	2.29%
A-12

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.89%	2.43%	-0.13%	1.43%
Multi Cap Blend	Putnam VT Core Equity – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.93%	26.96%	16.06%	13.17%
Multi-Sector Bond	Putnam VT Diversified Income – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	1.09%	5.76%	-0.04%	1.95%
Global Allocation	Putnam VT Global Asset Allocation – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited; The Putnam Advisory Company, LLC	1.15%	16.36%	8.00%	7.00%
High Yield Bond	Putnam VT High Yield – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	0.98%	7.86%	3.38%	4.25%
Intermediate Term Bond	Putnam VT Income – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	0.85%	2.32%	-1.41%	1.03%
Large Cap Growth	Putnam VT Large Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.89%	33.41%	17.91%	16.21%
Large Cap Value	Putnam VT Large Cap Value – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.80%	19.14%	12.45%	10.88%
Small Cap Growth	Putnam VT Small Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	1.18%	23.33%	12.97%	9.64%
Specialty-Sector	Rydex VIF Banking Adviser: Security Investors, LLC	1.80%	23.11%	5.15%	6.15%
Specialty-Sector	Rydex VIF Basic Materials Adviser: Security Investors, LLC	1.78%	-2.47%	7.17%	6.42%
Specialty-Sector	Rydex VIF Biotechnology Adviser: Security Investors, LLC	1.79%	-1.40%	2.11%	3.52%
Specialty-Sector	Rydex VIF Commodities Strategy Adviser: Security Investors, LLC	2.00%	8.29%	6.11%	0.05%
Specialty-Sector	Rydex VIF Consumer Products Adviser: Security Investors, LLC	1.78%	4.42%	3.55%	4.80%
A-13

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Specialty	Rydex VIF Dow 2x Strategy Adviser: Security Investors, LLC	1.89%	20.63%	11.13%	15.58%
Specialty-Sector	Rydex VIF Electronics Adviser: Security Investors, LLC	1.78%	16.13%	21.13%	19.69%
Specialty-Sector	Rydex VIF Energy Adviser: Security Investors, LLC	1.78%	0.07%	8.35%	0.21%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.78%	-7.90%	0.19%	-9.33%
International Equity	Rydex VIF Europe 1.25x Strategy Adviser: Security Investors, LLC	1.91%	-3.00%	3.80%	3.52%
Specialty-Sector	Rydex VIF Financial Services Adviser: Security Investors, LLC	1.79%	22.26%	9.03%	8.33%
Government Bond	Rydex VIF Government Long Bond 1.2x Strategy Adviser: Security Investors, LLC	1.46%	-12.46%	-10.37%	-4.02%
Specialty-Sector	Rydex VIF Health Care Adviser: Security Investors, LLC	1.78%	0.14%	5.47%	6.51%
High Yield Bond	Rydex VIF High Yield Strategy Adviser: Security Investors, LLC	1.74%	6.68%	1.50%	3.71%
Specialty-Sector	Rydex VIF Internet Adviser: Security Investors, LLC	1.79%	23.40%	8.91%	10.93%
Specialty	Rydex VIF Inverse Dow 2x Strategy Adviser: Security Investors, LLC	1.88%	-15.94%	-24.02%	-23.94%
Specialty	Rydex VIF Inverse Government Long Bond Strategy Adviser: Security Investors, LLC	5.19%	16.91%	7.26%	1.10%
Specialty	Rydex VIF Inverse Mid-Cap Strategy Adviser: Security Investors, LLC	1.89%	6.36%	-11.74%	-10.57%
Specialty	Rydex VIF Inverse NASDAQ-100® Strategy Adviser: Security Investors, LLC	1.93%	-15.79%	-18.59%	-17.35%
Specialty	Rydex VIF Inverse Russell 2000® Strategy Adviser: Security Investors, LLC	1.89%	-5.64%	-11.13%	-10.29%
Specialty	Rydex VIF Inverse S&P 500 Strategy Adviser: Security Investors, LLC	1.89%	-13.11%	-13.36%	-12.21%
International Equity	Rydex VIF Japan 2x Strategy Adviser: Security Investors, LLC	1.68%	1.01%	-1.35%	6.25%
Specialty-Sector	Rydex VIF Leisure Adviser: Security Investors, LLC	1.79%	16.50%	4.77%	6.43%
Mid Cap Blend	Rydex VIF Mid-Cap 1.5x Strategy Adviser: Security Investors, LLC	1.87%	15.26%	9.51%	9.99%
Large Cap Growth	Rydex VIF NASDAQ-100® Adviser: Security Investors, LLC	1.76%	23.91%	17.87%	16.48%
A-14

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Growth	Rydex VIF NASDAQ-100® 2x Strategy Adviser: Security Investors, LLC	1.97%	41.90%	27.93%	28.15%
Large Cap Blend	Rydex VIF Nova Adviser: Security Investors, LLC	1.74%	32.76%	16.37%	15.44%
Specialty-Sector	Rydex VIF Precious Metals Adviser: Security Investors, LLC	1.69%	8.12%	4.01%	6.67%
Specialty-Sector	Rydex VIF Real Estate Adviser: Security Investors, LLC	1.79%	5.03%	1.22%	3.44%
Specialty-Sector	Rydex VIF Retailing Adviser: Security Investors, LLC	1.79%	16.60%	9.90%	7.99%
Small Cap Blend	Rydex VIF Russell 2000® 1.5x Strategy Adviser: Security Investors, LLC	1.94%	10.95%	4.79%	6.95%
Small Cap Blend	Rydex VIF Russell 2000® 2x Strategy Adviser: Security Investors, LLC	1.97%	9.55%	2.34%	6.32%
Large Cap Blend	Rydex VIF S&P 500 2x Strategy Adviser: Security Investors, LLC	1.96%	42.25%	18.36%	18.43%
Large Cap Growth	Rydex VIF S&P 500 Pure Growth Adviser: Security Investors, LLC	1.69%	26.67%	9.44%	9.23%
Large Cap Value	Rydex VIF S&P 500 Pure Value Adviser: Security Investors, LLC	1.69%	10.84%	6.32%	5.99%
Mid Cap Growth	Rydex VIF S&P MidCap 400 Pure Growth Adviser: Security Investors, LLC	1.69%	16.15%	8.58%	6.25%
Mid Cap Value	Rydex VIF S&P MidCap 400 Pure Value Adviser: Security Investors, LLC	1.69%	4.42%	12.27%	8.56%
Small Cap Growth	Rydex VIF S&P SmallCap 600 Pure Growth Adviser: Security Investors, LLC	1.69%	8.19%	4.21%	5.62%
Small Cap Value	Rydex VIF S&P SmallCap 600 Pure Value Adviser: Security Investors, LLC	1.69%	3.74%	9.22%	5.40%
Specialty	Rydex VIF Strengthening Dollar 2x Strategy Adviser: Security Investors, LLC	2.13%	21.01%	6.23%	4.68%
Specialty-Sector	Rydex VIF Technology Adviser: Security Investors, LLC	1.78%	23.97%	16.19%	15.82%
Specialty-Sector	Rydex VIF Telecommunications Adviser: Security Investors, LLC	1.82%	15.73%	1.71%	3.07%
Specialty-Sector	Rydex VIF Transportation Adviser: Security Investors, LLC	1.79%	1.56%	7.13%	5.26%
Money Market	Rydex VIF U.S. Government Money Market Adviser: Security Investors, LLC	1.43%	3.89%	1.67%	0.98%
Specialty-Sector	Rydex VIF Utilities Adviser: Security Investors, LLC	1.79%	19.86%	4.09%	6.09%
A-15

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Specialty	Rydex VIF Weakening Dollar 2x Strategy Adviser: Security Investors, LLC	2.10%	-13.21%	-7.24%	-6.27%
Large Cap Growth	T. Rowe Price Blue Chip Growth – Class II Adviser: T. Rowe Price Associates, Inc.	0.99%	35.17%	14.18%	14.48%
Large Cap Value	T. Rowe Price Equity Income – Class II Adviser: T. Rowe Price Associates, Inc.	0.98%	11.38%	8.21%	8.00%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	1.42%	5.81%	8.20%
Short Term Bond	T. Rowe Price Limited-Term Bond – Class II Adviser: T. Rowe Price Associates, Inc.	0.84%	4.70%	1.72%	1.56%
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.37%	7.67%	0.88%	3.98%
International Equity	Templeton Foreign VIP Fund – Class 2 Adviser: Templeton Investment Counsel, LLC	1.08%	-1.00%	2.60%	2.38%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.77%	-11.37%	-4.85%	-2.03%
Global Equity	Templeton Growth VIP Fund – Class 2 Adviser: Templeton Global Advisors Limited Sub-Adviser: Templeton Asset Management Ltd.	1.18%	5.40%	4.60%	4.08%
World Large Stock	Third Avenue Value Adviser: Third Avenue Management LLC	1.36%	-2.27%	10.31%	5.45%
Balanced/Asset Allocation	TOPS® Aggressive Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	11.72%	7.98%	N/A
Balanced/Asset Allocation	TOPS® Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	6.58%	4.40%	N/A
Balanced/Asset Allocation	TOPS® Conservative ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.81%	5.76%	3.50%	N/A
Balanced/Asset Allocation	TOPS® Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	10.48%	7.10%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.01%	5.28%	-2.28%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	7.86%	3.96%	N/A
A-16

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Balanced/Asset Allocation	TOPS® Managed Risk Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	3.19%	2.21%	N/A
Balanced/Asset Allocation	TOPS® Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	8.48%	5.79%	N/A
Specialty-Sector	VanEck VIP Global Gold – Class S Adviser: Van Eck Associates Corporation	1.58%	14.41%	5.46%	6.69%
Specialty-Sector	VanEck VIP Global Resources – Class S Adviser: Van Eck Associates Corporation	1.30%	-3.09%	7.28%	0.57%
Balanced/Asset Allocation	Vanguard® VIF Balanced Adviser: Wellington Management Company LLP	0.20%	14.80%	8.18%	8.37%
Large Cap Growth	Vanguard® VIF Capital Growth Adviser: PRIMECAP Management Company	0.34%	13.41%	11.86%	12.37%
Asset Allocation/ Lifestyle	Vanguard® VIF Conservative Allocation Adviser: The Vanguard Group, Inc.	0.13%	7.49%	4.04%	4.90%
Large Cap Value	Vanguard® VIF Diversified Value Adviser: Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC	0.28%	14.89%	12.24%	9.76%
Large Cap Value	Vanguard® VIF Equity Income Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.29%	15.12%	9.85%	9.89%
Large Cap Blend	Vanguard® VIF Equity Index Adviser: The Vanguard Group, Inc.	0.14%	24.84%	14.36%	12.95%
Global Bond	Vanguard® VIF Global Bond Index Adviser: The Vanguard Group, Inc.	0.13%	2.03%	-0.23%	N/A
Large Cap Growth	Vanguard® VIF Growth Adviser: Wellington Management Company LLP	0.34%	33.14%	15.96%	14.67%
High Yield Bond	Vanguard® VIF High Yield Bond Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.24%	6.30%	3.37%	4.53%
International Equity	Vanguard® VIF International Adviser: Baillie Gifford Overseas Ltd; Schroder Investment Management North America Inc.	0.31%	9.01%	6.27%	8.40%
Mid Cap Blend	Vanguard® VIF Mid-Cap Index Adviser: The Vanguard Group, Inc.	0.17%	15.08%	9.70%	9.41%
Asset Allocation/ Lifestyle	Vanguard® VIF Moderate Allocation Adviser: The Vanguard Group, Inc.	0.13%	10.32%	6.06%	6.52%
Specialty-Sector	Vanguard® VIF Real Estate Index Adviser: The Vanguard Group, Inc.	0.26%	4.74%	2.84%	4.99%
A-17

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Short Term Bond	Vanguard® VIF Short Term Investment Grade Adviser: The Vanguard Group, Inc.	0.14%	4.89%	1.97%	2.24%
Small Cap Growth	Vanguard® VIF Small Company Growth[2] Adviser: ArrowMark Colorado Holdings, LLC; The Vanguard Group, Inc.	0.29%	11.38%	6.96%	8.66%
Intermediate Term Bond	Vanguard® VIF Total Bond Market Index Adviser: The Vanguard Group, Inc.	0.14%	1.24%	-0.39%	1.25%
International Equity	Vanguard® VIF Total International Stock Market Index Adviser: The Vanguard Group, Inc.	0.11%	5.06%	4.23%	N/A
Large Cap Blend	Vanguard® VIF Total Stock Market Index Adviser: The Vanguard Group, Inc.	0.13%	23.71%	13.67%	12.37%
Intermediate Term Bond	Victory Pioneer Bond VCT – Class II Adviser: Victory Capital Management Inc.	0.85%	3.01%	0.43%	1.73%
Large Cap Value	Victory Pioneer Equity Income VCT - Class II Adviser: Victory Capital Management Inc.	1.06%	10.97%	6.48%	7.99%
High Yield Bond	Victory Pioneer High Yield VCT - Class II Adviser: Victory Capital Management Inc.	1.38%	8.48%	2.78%	3.91%
Multi-Sector Bond	Victory Pioneer Strategic Income VCT - Class II Adviser: Victory Capital Management Inc.	1.42%	3.87%	1.34%	2.42%
Specialty-Sector	Virtus Duff & Phelps Real Estate Securities Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Duff & Phelps Investment Management Co.	1.16%	10.92%	5.58%	6.12%
Small Cap Growth	Virtus KAR Small-Cap Growth Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.26%	9.72%	6.80%	14.30%
Multi-Sector Bond	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Virtus Fixed Income Advisers, LLC	0.94%	5.91%	2.32%	3.34%
International Equity	Virtus SGA International Growth Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Sustainable Growth Advisers, LP	1.16%	-5.59%	3.96%	2.05%
Balanced/Asset Allocation	Virtus Tactical Allocation Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Kayne Anderson Rudnick Investment Management, LLC; Virtus Fixed Income Advisers, LLC	1.03%	13.80%	6.83%	6.48%
Mid Cap Growth	Voya MidCap Opportunities Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	1.35%	15.22%	10.72%	10.16%
A-18

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Specialty-Sector	VY® CBRE Global Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.46%	-0.02%	1.24%	2.74%
Specialty-Sector	VY® CBRE Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.41%	4.14%	4.08%	4.94%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Franklin Templeton Fund Adviser, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited (London); Western Asset Management Company Pte. Ltd. (Singapore)	1.06%	6.70%	1.81%	3.45%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Optional Rider Investment Restrictions

The optional rider is not subject to investment restrictions.
A-19

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=NRVA30033&template=fsblny.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000098566

Prospectus
May 1, 2025

ELITEDESIGNS® II VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
First Security Benefit Life Insurance and Annuity Company of New York
and offered by Security Distributors, LLC
32-70130-04 2025/05/01
V7013D (COMM)

ELITEDESIGNS® II VARIABLE ANNUITY
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Variable Annuity Account A
Issued By:	Mailing Address:
First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, New York 12207 1-800-355-4570 www.fsbl.com	First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the EliteDesigns II Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by First Security Benefit Life Insurance and Annuity Company of New York (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called Variable Annuity Account A (the “Separate Account”). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2025
V7013D (COMM)
Protected by U.S. Patent No. 7,251,623 B1.
32-70130-04 2025/05/01

2

3

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — First Security Benefit Life Insurance and Annuity Company of New York, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 6.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — First Security Benefit Life Insurance and Annuity Company of New York. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — Variable Annuity Account A, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
4

Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any uncollected premium taxes. The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 5 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	The Company does not assess a withdrawal charge on full or partial withdrawals.			Fee Table Fee Table – Examples Charges and Deductions
Transaction Charges	There are no charges for other transactions.			Not Applicable
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Return of Premium
Death Benefit Rider
Charge
Charges and Deductions
– Administration Charge
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.25%	1.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.34%	5.19%
	Optional benefit available for an additional charge[3]	0.35%	0.35%
1
As a percentage of Contract Value allocated to the Separate Account. The Base
Contract Expenses do not reflect any applicable Platform Charge, which is an annual charge deducted from Contract Value invested in certain Subaccounts.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value.

5

FEES AND EXPENSES		Location in Prospectus

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.

Lowest Annual Cost: $1,439.28	Highest Annual Cost: $4,929.22
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
●No optional benefits
●No advisory fees
●No additional Purchase Payments,
transfers or withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of Base
Contract charge, optional benefit and
Underlying Fund fees and expenses
●No advisory fees
●No additional Purchase Payments,
transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract The Contract – General
Not a Short-Term Investment
●This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
●Withdrawals may reduce or terminate Contract guarantees and may result in taxes and tax penalties.
●The benefits of tax deferral and long-term income mean the Contract is more beneficial to investors with a long-time horizon.

Risks Associated with Investment Options
●An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
●Each investment option has its own unique risks.
●You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, First Security
Benefit Life Insurance and Annuity Company of New York. Any obligations, guarantees or benefits of the Contract are subject to our claims-paying ability.
If we experience financial distress, we may not be able to meet our obligations to you. More information about First Security Benefit Life Insurance and
Annuity Company of New York, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.fsbl.com.
Information About the Company, the Separate Account, and the Underlying Funds – First Security Benefit Life Insurance and Annuity Company of New York
	RESTRICTIONS	Location in Prospectus
Investments
●Certain investment options may not be available under your Contract.
●Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
●We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
●We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions Other Information – Changes to Investments
6

	RESTRICTIONS	Location in Prospectus
Optional Benefits
●The Return of Premium Death Benefit is only available at Contract issue.
You cannot change or cancel it after issue.
●We reserve the right to stop offering the Return of Premium Death Benefit for purchase at any time.
●We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of the Return of Premium
Death Benefit by an amount greater than the value withdrawn or result in termination of the benefit.
The Contract – Return of Premium Death Benefit
	TAXES	Location in Prospectus
Tax Implications
●If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
●If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
●Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.

The Contract –
Withdrawals to Pay
Advisory Fees
Charges and Deductions
– Deduction of Advisory
Fees
Federal Tax Matters –
Introduction
Federal Tax Matters –
Income Taxation of
Annuities in General—
Non-Qualified Contracts

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchange
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
7

Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. We may make other Annuity Options available upon request. We may also discontinue the availability of one or more of these options at any time.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, if the Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 5, withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) are permitted after the Annuity Start Date. The Return of Premium Death Benefit terminates upon annuitization.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty, if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. The Contract includes a standard death benefit equal to the Contract Value reduced by any uncollected premium tax. If you purchased the optional rider that provides an enhanced death benefit, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
Return of Premium Death Benefit. For an additional cost, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
8

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load Imposed on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Processing Fee (per transfer)	None
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase the optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administrative Expenses	None
Base Contract Expenses (as a percentage of average Contract Value)	1.85%[1]
Optional Benefit Expenses – Return of Premium Death Benefit Rider Charge (as a percentage of Contract Value)	0.35%
1 This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge ranges from an annual rate of 0.25% to 0.65%, depending on the Subaccount, and is deducted daily. The mortality and expense risk charge is
1.20% but is reduced to 1.00% for Contract Values of $500,000 or more. The minimum mortality and expense risk charge of 1.00% is deducted daily. Any mortality and expense risk charge above the minimum charge is deducted from your Contract Value on a monthly basis. See the discussion under “Mortality and Expense Risk Charge.” During the Annuity Period, the Base Contract Expenses range from a minimum of
0.55% to a maximum of 0.95%. The Base Contract Expenses in the table above do not reflect any applicable Platform Charge, which is an annual charge of 0.45% deducted from Contract Value invested in certain Subaccounts. We reserve the right to apply a higher Base Contract charge to new Subaccounts we add in the future.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. These amounts include applicable Platform Charges if you choose to invest in certain Underlying Funds. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.34%	5.19%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.34%	5.06%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2026.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the optional benefit
9

available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$6,920.45	$20,350.94	$33,252.21	$63,324.92
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$6,920.45	$20,350.94	$33,252.21	$63,324.92
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$2,170.60	$6,699.82	$11,491.81	$24,723.68
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$2,170.60	$6,699.82	$11,491.81	$24,723.68
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A tax may be assessed on withdrawals and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of the optional benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
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Business Disruption and Cybersecurity Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

First Security Benefit Life Insurance and Annuity Company of New York — First Security Benefit Life Insurance and Annuity Company of New York is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Life Insurance Company and is a member of the Financial Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.fsbl.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under New York law on January 22, 1996. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income,
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gains, or losses of the Company. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.
We do not guarantee the investment results of the Separate Account. Accumulated Value allocated to a Subaccount will vary based on the investment experience of the corresponding Investment Option in which the Subaccount invests. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen. There is a risk of loss of the entire amount invested.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds, and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that the Owner of a Contract might be treated as the owner of a pro rata share of the Underlying Fund to which the Contract Value is allocated and taxed currently on income and gains attributable to the Underlying Funds.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot
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assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at FSBLProspectusRequests@securitybenefit.com or visiting https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277116&template=fsblny.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its affiliate, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Administration Charge. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Administration Charge.”
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Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company may assess a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. If assessed, the Company will deduct this charge upon the Annuity Start Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. No premium tax is currently imposed in the State of New York. The Company reserves the right to deduct premium taxes when due or any time thereafter.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
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Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to a mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Withdrawal Charge Schedule	Annual Mortality and Expense Risk Charge
Less than $500,000	1.20%
$500,000 or more	1.00%
We also deduct a mortality and expense risk charge during the Annuity Period in the amount of 0.30%, on an annual basis, of each Subaccount’s average daily net assets. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.20% (0.30% during the Annuity Period) of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of each Subaccount’s average daily net assets. The annual charge for each of the Subaccounts currently offered through this Prospectus is as follows:
Subaccount	Administration Charge
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio	0.65%
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard®
VIF Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard®
VIF High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index,
Vanguard® VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF
Short Term Investment Grade, Vanguard® VIF Small Company Growth, Vanguard® VIF
Total Bond Market Index, Vanguard® VIF Total International Stock Market Index,
Vanguard® VIF Total Stock Market Index
0.65%
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Subaccount	Administration Charge
All other Subaccounts	0.25%
The Company guarantees that this charge will not increase for the Subaccounts available under the Contract as of the date of this Prospectus; however, the amount of this charge may be higher for Subaccounts that the Company adds in the future. Any amount of the Administration Charge that exceeds 0.25% is sometimes called a Platform Fee.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of certain charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Return of Premium Death Benefit Rider Charge — In addition to the charges and deductions discussed above, you may purchase the Return of Premium Death Benefit rider under the Contract. The Company makes the rider available only at issue.
The Company deducts a monthly charge from your Contract Value for the Return of Premium Death Benefit rider. The Company deducts the monthly charge from your Contract Value beginning on the Contract Date and ending on the Annuity Start Date. The amount of the rider charge is equal to 0.35%, on an annual basis, of your Contract Value.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
Payment of Compensation — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
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The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 408 or 408A of the Internal Revenue Code ("IRA" or “Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 408 or 408A IRA, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the Return of Premium Death Benefit rider) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are noncash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $50,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept, without prior Company approval, aggregate Purchase Payments in an
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amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Rydex VIF U.S. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer
18

available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts, and the effective date on which the Subaccount’s were closed or will close.
Closed Subaccounts	Effective Date
Alger Capital Appreciation	April 30, 2021
Lord Abbett Series Developing Growth VC	May 5, 2021
Rydex VIF Dow 2x Strategy	May 1, 2019
Rydex VIF Europe 1.25x Strategy	May 1, 2019
Rydex VIF Government Long Bond 1.2x Strategy	May 1, 2019
Rydex VIF Inverse Dow 2x Strategy	May 1, 2019
Rydex VIF Inverse Government Long Bond Strategy	May 1, 2019
Rydex VIF Inverse Mid-Cap Strategy	May 1, 2019
Rydex VIF Inverse NASDAQ-100® Strategy	May 1, 2019
Rydex VIF Inverse Russell 2000® Strategy	May 1, 2019
Rydex VIF Inverse S&P 500 Strategy	May 1, 2019
Rydex VIF Japan 2x Strategy	May 1, 2019
Rydex VIF Mid-Cap 1.5x Strategy	May 1, 2019
Rydex VIF NASDAQ-100® 2x Strategy	May 1, 2019
Rydex VIF Nova	May 1, 2019
Rydex VIF Russell 2000® 1.5x Strategy	May 1, 2019
Rydex VIF Russell 2000® 2x Strategy	May 1, 2019
Rydex VIF S&P 500 2x Strategy	May 1, 2019
Rydex VIF Strengthening Dollar 2x Strategy	May 1, 2019
Rydex VIF Weakening Dollar 2x Strategy	May 1, 2019
Vanguard® VIF Small Company Growth	May 1, 2019
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Rydex VIF U.S. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
●
If you had Contract Value allocated to the Alger Capital Appreciation on April 30, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Capital Appreciation Subaccount pursuant to an Automatic Allocation Program will remain in effect.
19

●
If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.
●
The Rydex VIF Dow 2x Strategy, Rydex VIF Europe 1.25x Strategy, Rydex VIF Government Long Bond 1.2x Strategy, Rydex VIF Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF Inverse Mid-Cap Strategy, Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x Strategy, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100® Strategy, Rydex VIF Nova, Rydex VIF Russell 2000® 1.5x Strategy, Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF Strengthening Dollar 2x Strategy, and Rydex VIF Weakening Dollar 2x Strategy closed on May 1, 2019. If you had Contract Value allocated to these Subaccounts at the time that it closed, your Contract Value will remain invested in that Subaccount. You may transfer Contract Value from these Subaccounts, but you will not be able to allocate Purchase Payments or transfer Contract Value to these Subaccounts.
●
If you had Contract Value allocated to the Vanguard® VIF Small Company Growth Subaccount on May 1, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Vanguard® VIF Small Company Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be
20

completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the applicable cut-off time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Redwood, Rydex and certain Federated Subaccounts. In addition, transfers are subject to frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s)
21

and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer processing fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
●
the total dollar amount being transferred;
●
the number of transfers you made within a period of time;
●
transfers to and from (or from and to) the same Subaccount;
●
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
●
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners, which may have a negative impact on such other Owners. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted. The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000.
Subaccount	Number of Round Trip Transfers
Federated Hermes High Income Bond II	2[1]
1
Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that
Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Further, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the NAA SMid-Cap Value Series Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the NAA SMid-Cap Value Series Subaccount on
22

May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB Discovery Value, AB Relative Value, AB Sustainable Global Thematic, AB VPS Dynamic Asset Allocation	30 days
Alger Capital Appreciation[1], Alger Large Cap Growth	30 days
Allspring Opportunity VT, Allspring VT Discovery All Cap Growth	30 days
ALPS/Alerian Energy Infrastructure	30 days
AFIS Capital World Growth and Income, AFIS U.S. Government Securities, AFIS
Washington Mutual Investors, American Funds IS® Asset Allocation, American Funds IS®
Capital World Bond, American Funds IS® Global Growth, American Funds IS® Global
Small Capitalization, American Funds IS® Growth, American Funds IS® Growth-Income,
American Funds IS® International, American Funds IS® International Growth and Income,
American Funds IS® Mortgage, American Funds IS® New World
30 days
BlackRock Advantage Large Cap Core V.I., BlackRock Basic Value V.I., BlackRock Capital
Appreciation V.I., BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I.,
BlackRock High Yield V.I., BlackRock Large Cap Focus Growth V.I.
30 days
BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon Stock Index, BNY Mellon VIF Appreciation	60 days
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA
Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA
International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA
U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio
30 days
Donoghue Forlines Dividend VIT Fund, Donoghue Forlines Momentum VIT Fund	Unlimited
DWS Small Mid Cap Value VIP	30 days
Eaton Vance VT Floating-Rate Income	90 days
Federated Hermes Fund for U.S. Government Securities II	Unlimited
Federated Hermes High Income Bond II	Subject to the Round Trip Transfer restrictions in the chart above
Fidelity® VIP Balanced, Fidelity® VIP Contrafund®, Fidelity® VIP Disciplined Small Cap,
Fidelity® VIP Emerging Markets, Fidelity® VIP Growth & Income, Fidelity® VIP Growth
Opportunities, Fidelity® VIP High Income, Fidelity® VIP Index 500, Fidelity® VIP Investment
Grade Bond, Fidelity® VIP Mid Cap, Fidelity® VIP Overseas, Fidelity® VIP Real Estate,
Fidelity® VIP Strategic Income
60 days
Franklin DynaTech VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP
Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund,
Franklin Mutual Shares VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap
Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP
Fund, Franklin U.S. Government Securities VIP Fund
30 days
Goldman Sachs VIT International Equity Insights, Goldman Sachs VIT Large Cap Value,
Goldman Sachs VIT Mid Cap Growth, Goldman Sachs VIT Mid Cap Value, Goldman
Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth
30 days
Guggenheim VIF Floating Rate Strategies, Guggenheim VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Total Return Bond	30 days
23

Subaccount	Transfer Block Restriction (# of Calendar Days)
Invesco Oppenheimer V.I. International Growth, Invesco V.I. American Franchise, Invesco
V.I. American Value, Invesco V.I. Balanced-Risk Allocation, Invesco V.I. Comstock, Invesco
V.I. Core Equity, Invesco V.I. Discovery Mid Cap Growth, Invesco V.I. Equally-Weighted S&P
500, Invesco V.I. Equity and Income, Invesco V.I. EQV International Equity, Invesco V.I.
Global, Invesco V.I. Global Core Equity, Invesco V.I. Global Real Estate, Invesco V.I. Global
Strategic Income, Invesco V.I. Government Securities, Invesco V.I. Growth and Income,
Invesco V.I. Health Care, Invesco V.I. High Yield, Invesco V.I. Main Street Mid Cap Fund®,
Invesco V.I. Main Street Small Cap Fund®, Invesco V.I. Small Cap Equity
30 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Forty, Janus Henderson VIT Mid Cap Value, Janus Henderson VIT Overseas, Janus Henderson VIT Research	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC2, Lord
Abbett Series Dividend Growth VC, Lord Abbett Series Fundamental Equity VC, Lord
Abbett Series Growth and Income VC, Lord Abbett Series Growth Opportunities VC, Lord
Abbett Series Mid Cap Stock VC, Lord Abbett Series Total Return VC
30 days
LVIP American Century Disciplined Core, LVIP American Century Inflation Protection, LVIP
American Century International, LVIP American Century Mid Cap Value, LVIP American
Century Value, LVIP JPMorgan Core Bond, LVIP JPMorgan Small Cap Core, LVIP
JPMorgan U.S. Equity
30 days
Macquarie VIP Asset Strategy, Macquarie VIP Balanced, Macquarie VIP Core Equity,
Macquarie VIP Energy, Macquarie VIP Global Growth, Macquarie VIP Growth, Macquarie
VIP High Income, Macquarie VIP International Core Equity, Macquarie VIP Limited-Term
Bond, Macquarie VIP Mid Cap Growth, Macquarie VIP Natural Resources, Macquarie VIP
Science and Technology, Macquarie VIP Small Cap Growth, Macquarie VIP Smid Cap
Core, Macquarie VIP Value
60 days
MFS® VIT Emerging Markets Equity, MFS® VIT Global Tactical Allocation, MFS® VIT High
Yield, MFS® VIT II MA Investors Growth Stock, MFS® VIT II Research International, MFS®
VIT International Intrinsic Value, MFS® VIT Investors Trust, MFS® VIT New Discovery,
MFS® VIT Research, MFS® VIT Total Return, MFS® VIT Total Return Bond, MFS® VIT
Utilities
30 days
Morgan Stanley VIF Emerging Markets Debt, Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF
Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio,
Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF
Asset Allocation Portfolio
30 days
NAA All Cap Value Series, NAA Large Cap Value Series, NAA Large Core Series, NAA
Large Growth Series, NAA Mid Growth Series, NAA Small Cap Value Series, NAA Small
Growth Series, NAA SMid-Cap Value Series, NAA World Equity Income Series
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging
Markets Bond, PIMCO VIT Global Bond Opportunities (Unhedged), PIMCO VIT Global
Managed Asset Allocation, PIMCO VIT High Yield, PIMCO VIT International Bond
(Unhedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Short-Term,
PIMCO VIT Total Return
30 days
Putnam VT Core Equity, Putnam VT Diversified Income, Putnam VT Global Asset
Allocation, Putnam VT High Yield, Putnam VT Income, Putnam VT Large Cap Growth,
Putnam VT Large Cap Value, Putnam VT Small Cap Growth
30 days
24

Subaccount	Transfer Block Restriction (# of Calendar Days)
Rydex VIF Banking, Rydex VIF Basic Materials, Rydex VIF Biotechnology, Rydex VIF
Commodities Strategy, Rydex VIF Consumer Products, Rydex VIF Dow 2x Strategy[3],
Rydex VIF Electronics, Rydex VIF Energy, Rydex VIF Energy Services, Rydex VIF Europe
1.25x Strategy[3], Rydex VIF Financial Services, Rydex VIF Government Long Bond 1.2x
Strategy[3], Rydex VIF Health Care, Rydex VIF High Yield Strategy, Rydex VIF Internet,
Rydex VIF Inverse Dow 2x Strategy[3], Rydex VIF Inverse Government Long Bond
Strategy[3], Rydex VIF Inverse Mid-Cap Strategy[3], Rydex VIF Inverse NASDAQ-100®
Strategy[3], Rydex VIF Inverse Russell 2000® Strategy[3], Rydex VIF Inverse S&P 500
Strategy[3], Rydex VIF Japan 2x Strategy[3], Rydex VIF Leisure, Rydex VIF Mid-Cap 1.5x
Strategy[3], Rydex VIF NASDAQ-100® Strategy[3], Rydex VIF NASDAQ-100® 2x Strategy[3],
Rydex VIF Nova[3], Rydex VIF Precious Metals, Rydex VIF Real Estate, Rydex VIF
Retailing, Rydex VIF Russell 2000 1.5x Strategy[3], Rydex VIF Russell 2000® 2x Strategy[3],
Rydex VIF S&P 500 2x Strategy[3], Rydex VIF S&P 500 Pure Growth, Rydex VIF S&P 500
Pure Value, Rydex VIF S&P MidCap 400 Pure Growth, Rydex VIF S&P MidCap 400 Pure
Value, Rydex VIF S&P SmallCap 600 Pure Growth, Rydex VIF S&P SmallCap 600 Pure
Value, Rydex VIF Strengthening Dollar 2x Strategy[3], Rydex VIF Technology, Rydex VIF
Telecommunications, Rydex VIF Transportation, Rydex VIF U.S. Government Money
Market, Rydex VIF Utilities, Rydex VIF Weakening Dollar 2x Strategy[3]
Unlimited
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Health Sciences, T. Rowe Price Limited-Term Bond	30 days
Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Global Bond VIP Fund, Templeton Growth VIP Fund	30 days
Third Avenue Value	90 days
TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS®
Growth ETF, TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF,
TOPS® Managed Risk Moderate Growth ETF, TOPS® Moderate Growth ETF
30 days
VanEck VIP Global Gold, VanEck VIP Global Resources	30 days
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF
Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF
High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard®
VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term
Investment Grade, Vanguard® VIF Small Company Growth[4], Vanguard® VIF Total Bond
Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total
Stock Market Index
30 days
Victory Pioneer Bond VCT, Victory Pioneer Equity Income VCT, Victory Pioneer High Yield VCT, Victory Pioneer Strategic Income VCT	30 days
Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Small-Cap Growth Series,
Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth
Series, Virtus Tactical Allocation Series
30 days
Voya MidCap Opportunities Portfolio	30 days
VY CBRE Global Real Estate Portfolio, VY CBRE Real Estate Portfolio	30 days
25

Subaccount	Transfer Block Restriction (# of Calendar Days)
Western Asset Variable Global High Yield Bond	30 days

You may transfer Contract Value to the Alger Capital Appreciation Subaccount only if you had Contract Value allocated to that Subaccount on
April 30, 2021.
2
You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May 5, 2021.
3
You may transfer Contract Value to the Rydex VIF Dow 2x Strategy, Rydex VIF Europe 1.25x Strategy, Rydex VIF Government Long Bond
1.2x Strategy, Rydex VIF Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF Inverse Mid-Cap Strategy,
Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF
Japan 2x Strategy, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100® 2x Strategy, Rydex VIF Nova, Rydex VIF Russell 2000® 1.5x
Strategy, Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF Strengthening Dollar 2x Strategy, and Rydex VIF
Weakening Dollar 2x Strategy Subaccounts only if you had Contract Value allocated to that Subaccount on May 1, 2019.
4
You may transfer Contract Value to the Vanguard® VIF Small Company Growth Subaccount only if you had Contract Value allocated to that
Subaccount on May 1, 2019.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply
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these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Redwood, Rydex and certain Federated Subaccounts (see chart above), which do not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Redwood, Rydex and certain Federated Subaccounts (see chart above). As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
●
Investment performance of the Subaccounts to which you have allocated Contract Value,
●
Payment of Purchase Payments,
●
Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and
●
Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
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In addition, other transactions such as full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any application requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions (other than transfer requests, as described herein) received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Purchase Payments” and “Full and Partial Withdrawals.”
Requests to transfer Contract Value received at or after the applicable cut-off time will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 1.00% annually, and (5) the administration charge for that Subaccount, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 1.00% and the administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount) are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — We refer to the times by which financial transactions must be received to be processed on the current Valuation Date as “cut-off times.” Any written, electronic, or telephonic transactions involving your Contract, other than requests to transfer Contract Value among the Subaccounts, must be received by us prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions (other than transfers) normally must be received prior to 3:00 p.m. Central time. Financial transactions (other than transfers) received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Any request to transfer Contract Value among the Subaccounts, including those submitted by telephone, must be received by us no later than one hour prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. This means transfer requests must normally be received by 2:00 p.m. Central time. Transfer requests received at or after the cut-off time will be processed on the following Valuation Date. The Company may extend the cut-off time to 15 minutes prior to any announced closing (generally 2:45 p.m. Central time) for transfers submitted electronically through the Company’s Internet web site. Internet functionality is available only to Owners who have authorized their financial representatives to make financial transactions on their behalf.
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Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under applicable law. Withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time (normally 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Premium Tax Charge.” The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below and withdrawals to pay investment advisory fees. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable premium tax charge. Alternatively, you may request that any premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such premium tax charge . See “Premium Tax Charge.”
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000 and no Purchase Payments have been paid for three years, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal to pay investment advisory fees, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. The deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce the death benefit, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax.
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A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any uncollected premium taxes (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract (60 days from the date of receipt if you are purchasing the Contact to replace another life insurance or annuity contract or with the proceeds of another such contract). Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner, and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be payable as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
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The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If an Owner dies (or the Annuitant dies, if any Owner is not a natural person) prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company.
If you purchased the Return of Premium Death Benefit rider, your death benefit will be determined in accordance with the terms of the rider. Please note that, under the rider, if we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. See the discussion of the Return of Premium Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any uncollected premium tax.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means to our Administrative Office.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
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Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	●The death benefit will be reduced by any uncollected premium tax.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts.	There is no charge for this option.
●The minimum amount that may be transferred to any one
Subaccount is $25.00.
●The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
●Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.
●After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	●The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	●The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is reduced to $50.
Systematic Withdrawals	Allows you to set up periodic automatic payments of a certain percentage or dollar amount of your Contract Value.	There is no charge for this option.
●Each payment must be at least $100 (unless we consent
otherwise).
●Withdrawals may be subject to income tax and penalties.
●If an Owner is enrolled in the Dollar Cost Averaging or Asset
Reallocation Options, the Owner may not elect to receive
systematic withdrawals from any Subaccount that is part of the
Dollar Cost Averaging or Asset Reallocation Options.

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Optional Benefit
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Provides an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.	0.35%
●The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
●We will reduce the death benefit offered under this rider by any uncollected premium tax.
●If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative
Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
●The Owner and any Joint Owner must be 80 or younger on the
Contract Date.
●Certain withdrawals could significantly reduce or even terminate the benefit, including systematic withdrawals and withdrawals used to pay investment adviser fees.
●The Company will continue to deduct the rider charge after the
Annuity Start Date if you elect Annuity Option 5 or 6.
●Withdrawals (including withdrawals to pay advisory fees) reduce the benefit proportionately. This means withdrawals could
significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Optional Riders — Upon your application for the Contract, you may select one or both of the following riders:
●
Return of Premium Death Benefit;
●
Extra Credit at 3%.
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. See a detailed description of each rider below.
Return of Premium Death Benefit — For an additional charge, as reflected in the Fee Table, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. If the rider is not purchased, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary. See the discussion under “Death Benefit.”
The rider is only available at issue. You cannot change or cancel the rider after it has been issued. Please note that any amount that we may pay or make available under the Return of Premium Death Benefit rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
How do you calculate the death benefit? On the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary, the death benefit equals the greater of:
1.
Contract Value; or
2.
The sum of all Purchase Payments (not including any Credit Enhancements) less an adjustment for any withdrawals and withdrawal charges (including systematic withdrawals and withdrawals to pay investment advisory fees).
In the event of a withdrawal (including a systematic withdrawal or a withdrawal to pay investment advisory fees), we reduce your Return of Premium Death Benefit as last adjusted for any prior withdrawal in the same proportion that the withdrawal reduces Contract Value immediately prior to the withdrawal. This means if you make a withdrawal when your Contract Value is less than your total Purchase Payments, your Return of Premium Death Benefit will be reduced by an amount that is greater than the dollar amount of your withdrawal.
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●
For example, if you have made Purchase Payments totaling $100,000 and your Contract Value has dropped to $60,000, your death benefit is $100,000 so long as you have not taken any withdrawals. If, however, you take a $10,000 withdrawal (including a withdrawal to pay advisory fees), then we will reduce your total Purchase Payments proportionately to equal $83,333 ($100,000 x (1-$10,000 / $60,000). After the withdrawal, your death benefit is $83,333. Note that your death benefit decreased by more than the dollar amount of your withdrawal.
See the next question for information on potential reductions in the amount of the death benefit to collect any premium tax due.
Will there be any adjustments to the enhanced death benefit? We will reduce the death benefit offered under this rider by any uncollected premium tax, and, if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (however, if the death benefit is 1 above, we will not reduce the death benefit by any Credit Enhancements).
Note: If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
Are there age restrictions on purchasing this rider? The Owner and any Joint Owner must be 80 or younger on the Contract Date. See the discussion under “Death Benefit.”
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the first Contract anniversary and may not be deferred beyond the Annuitant’s 90th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.
The Contract currently provides for six Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 6, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G for 45 years and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity.
Annuity Options 1 through 4 and 6 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis (note that less frequent payments will result in a larger payment amount, assuming the same amount is applied to purchase the annuity), although no payments will be made for less than $20. If the Company refuses to make payments of less than $20, the Company reserves the right to permit surrender of the Contract in lieu of making such payments.
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the
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Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 6, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 5.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 5, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 5, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 5. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for the Annuity Options described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Option 1, there is no minimum number of payments guaranteed under this Annuity Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Annuity Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the
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death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made.
Option 5 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. Annuity Payments are calculated on the basis of Annuity Units. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 6 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for the Annuity Options are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for the Annuity Options for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Annuity Option 5.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with an IRA, reference should be made to the terms of the particular IRA and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, IRAs generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches their “applicable age” as defined in the Code.
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If the Annuitant attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If Annuitant attains age 74 after 2032, their applicable age is 75. In addition, under an IRA, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
●
During which the NYSE is closed other than customary weekend and holiday closings,
●
During which trading on the NYSE is restricted as determined by the SEC,
●
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
●
For such other periods as the SEC may by order permit for the protection of investors.
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The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Rydex VIF U.S. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Rydex VIF U.S. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Business Disruption and Cybersecurity Risks — We rely on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g. affecting the internet, cloud services, or other infrastructure) or targeted (e.g. failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).
Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.
Systems failures and cybersecurity incidents affecting us, our affiliates, the Underlying Funds, intermediaries, service providers, and other third parties on whom we rely may adversely affect your contract value and interfere with our ability to process contract transactions and calculate contract values. Systems failures and cybersecurity breaches may cause us to be unable to process orders from our website or with the Underlying Funds, cause us to be unable to calculate unit values and/or the Underlying Funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value.
The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.
In addition, we are also exposed to risks related to natural and man-made disasters including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. They could interfere with our processing of contract transactions, including processing orders from Owners and orders with the Underlying Funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries, the Underlying Funds and the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore,
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effective for plan years beginning in 2024, distributions of employee elective deferrals, qualified nonelective contributions, qualified matching contributions, and gains attributable to such contributions may now be made on account of hardship. Under prior provisions, distributions on account of hardship generally were limited to amounts attributable to employee elective deferrals. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
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Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. While the Company does not think that such will be the case, due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that an Owner of a Contract might be treated as the owner of a pro rata portion of the assets of the Separate Account.
The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account and its Underlying Funds. Moreover, in the event that regulations are adopted or rulings or other guidance are issued, there can be no assurance that the Separate Account and the Underlying Funds will be able to operate as currently described in the Prospectus (including the possibility that the number of Underlying Funds offered might need to be reduced), or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of an investment adviser) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
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Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held
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that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
Qualified Contracts — The Contract may be used with IRAs that meet the requirements of Section 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for an IRA, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the IRA. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The amounts that may be contributed to IRAs are subject to limitations that vary depending on the circumstances. In addition, early distributions from IRAs may be subject to penalty taxes. Furthermore, distributions from IRAs are subject to certain minimum distribution rules. Failure to comply with these rules could subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. Please note that for Owners who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Owners and Beneficiaries should consult a tax adviser if they may be affected by these changes. These requirements may not be incorporated into the Company’s Contract administration procedures.
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Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The following are brief descriptions of the various types of IRAs and the use of the Contract therewith:
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $7,500 or $8,000 for owners age 50 or older (for 2025) or (ii) 100% of the individual’s taxable compensation (for 2025).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 in 2025 (indexed for inflation in future tax years). However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($126,000 to $146,000 for a married couple filing a joint return and $79,000 to $89,000 for a single taxpayer in 2025). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $236,000 to $246,000 (for 2025). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements. Amounts in a traditional IRA must generally be distributed or begin to be distributed on the date that the contract owner reaches their applicable age (as defined above), regardless of the contract owner’s retirement date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary). Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $150,000 to $165,000 in adjusted gross income for 2025 ($236,000 to $246,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue
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Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld
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on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
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Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
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Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
You will also receive an annual and semiannual shareholder report for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. The shareholder reports contain information required by federal securities laws and will also be available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277116&template=fsblny.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
48

Principal Underwriter. The Company has entered into a principal underwriting agreement with its affiliate, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through SDL’s registered representatives, as well as through registered representatives of broker-dealers that have entered into selling agreements with SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives of SDL and of Selling Broker-Dealers must be licensed as insurance agents by New York insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2024, 2023, and 2022, the amounts paid to SDL in connection with all contracts sold through the Separate Account were $0, $0, and $0, respectively. SDL passes through commissions it receives either to the SDL registered representatives involved in the sales process or to the Selling Broker-Dealers for their sales of the Contract, as applicable. SDL does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them or as a percentage of Contract Value on an ongoing basis. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 6% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) or 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses
49

incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, Kansas 66675-0497 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277116&template=fsblny.
Financial Statements — You can find financial statements for First Security Benefit Life Insurance and Annuity Company of New York and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277116&template=fsblny. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
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APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended or updated from time to time, and can be found online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277116&template=fsblny. You can view, download, and print copies of Underlying Fund documents at this website. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to FSBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://www.fsbl.com/performance.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Mid Cap Value	AB Discovery Value – Class B Adviser: AllianceBernstein L.P.	1.06%	N/A	9.72%	8.57%	7.36%
Large Cap Value	AB Relative Value – Class B Adviser: AllianceBernstein L.P.	0.86%	N/A	12.76%	9.54%	9.39%
Global Equity	AB Sustainable Global Thematic – Class B Adviser: AllianceBernstein L.P.	1.21%	N/A	5.96%	8.77%	9.45%
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.13%	N/A	10.43%	3.15%	3.82%
Global Equity	AFIS Capital World Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.02%	N/A	13.70%	7.04%	8.17%
Government Bond	AFIS U.S. Government Securities – Class 4 Adviser: Capital Research and Management Company	0.83%	N/A	0.44%	-0.13%	0.84%
Large Cap Blend	AFIS Washington Mutual Investors – Class 4 Adviser: Capital Research and Management Company	0.90%	N/A	18.85%	11.92%	9.99%
Large Cap Growth	Alger Capital Appreciation – Class S2 Adviser: Fred Alger Management, LLC	1.19%	N/A	47.77%	17.55%	15.25%
Large Cap Growth	Alger Large Cap Growth – Class I-2 Adviser: Fred Alger Management, LLC	0.87%	N/A	42.89%	16.79%	13.87%
Mid Cap Blend	Allspring Opportunity VT – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.08%	N/A	15.05%	11.72%	10.78%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Large Cap Growth	Allspring VT Discovery All Cap Growth – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.07%	N/A	21.00%	10.75%	12.12%
Specialty-Sector	ALPS/Alerian Energy Infrastructure – Class III Adviser: ALPS Advisors, Inc.	1.31%	N/A	40.60%	14.15%	5.07%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.79%	N/A	16.11%	8.04%	8.05%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management Company	0.98%	N/A	-3.32%	-2.65%	-0.33%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.01%	N/A	13.39%	9.49%	10.46%
Global Equity	American Funds IS® Global Small Capital- ization – Class 4 Adviser: Capital Research and Management Company	1.20%	N/A	2.12%	2.74%	5.54%
Large Cap Growth	American Funds IS® Growth – Class 4 Adviser: Capital Research and Management Company	0.84%	N/A	31.29%	18.53%	16.29%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.78%	N/A	23.93%	12.73%	11.93%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management Company	1.03%	N/A	2.93%	0.97%	3.75%
International Equity	American Funds IS® International Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.06%	N/A	3.11%	2.28%	3.73%
Intermediate Term Bond	American Funds IS® Mortgage – Class 4 Adviser: Capital Research and Management Company	0.88%	N/A	0.35%	-0.30%	0.78%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management Company	1.14%	N/A	6.33%	4.29%	5.96%
Large Cap Blend	BlackRock Advantage Large Cap Core V.I. – Class III Adviser: BlackRock Advisors, LLC	1.06%	N/A	25.11%	13.81%	12.07%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Large Cap Value	BlackRock Basic Value V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	N/A	10.05%	8.72%	7.48%
Large Cap Growth	BlackRock Capital Appreciation V.I. – Class III Adviser: BlackRock Advisors, LLC	1.47%	N/A	31.93%	15.84%	14.77%
Large Cap Value	BlackRock Equity Dividend V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	N/A	9.71%	7.98%	8.79%
Global Allocation	BlackRock Global Allocation V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited; BlackRock International Limited	1.16%	N/A	9.01%	5.74%	5.33%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.89%	N/A	7.85%	4.17%	4.74%
Large Cap Growth	BlackRock Large Cap Focus Growth V.I. – Class III Adviser: BlackRock Advisors, LLC	1.22%	N/A	31.39%	15.88%	15.01%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	N/A	7.96%	7.70%	8.33%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.15%	N/A	25.39%	15.29%	14.79%
Large Cap Blend	BNY Mellon Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Mellon Investments Corporation	0.52%	N/A	24.34%	13.92%	12.53%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co., LLC	1.10%	N/A	12.48%	11.66%	11.28%
Global Equity	Dimensional VA Equity Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.48%	0.45%	15.10%	10.74%	N/A
Global Bond	Dimensional VA Global Bond Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.21%	0.45%	5.38%	0.81%	1.53%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Global Allocation	Dimensional VA Global Moderate Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP	0.44%	0.45%	11.99%	7.77%	6.95%
International Equity	Dimensional VA International Small Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.39%	0.45%	3.82%	4.11%	5.91%
International Equity	Dimensional VA International Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.28%	0.45%	6.62%	7.08%	5.62%
Short Term Bond	Dimensional VA Short-Term Fixed Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.12%	0.45%	5.48%	1.91%	1.57%
Large Cap Value	Dimensional VA U.S. Large Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.21%	0.45%	13.38%	8.43%	8.52%
Small Cap Value	Dimensional VA U.S. Targeted Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.28%	0.45%	8.14%	12.55%	9.46%
Large Value	Donoghue Forlines Dividend VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	2.76%	N/A	12.76%	3.75%	1.43%
Tactical Allocation	Donoghue Forlines Momentum VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	1.56%	N/A	23.03%	7.90%	6.83%
Mid Cap Value	DWS Small Mid Cap Value VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.23%	N/A	5.79%	5.51%	5.20%
Floating Rate Bond	Eaton Vance VT Floating-Rate Income - Initial Class Adviser: Eaton Vance Management	1.19%	N/A	7.68%	4.24%	3.92%
Intermediate Government	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.97%	N/A	0.58%	-1.14%	0.45%
High Yield Bond	Federated Hermes High Income Bond II – Service Class Adviser: Federated Investment Management Company	1.12%	N/A	5.85%	2.92%	4.22%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Balanced/Asset Allocation	Fidelity® VIP Balanced – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.67%	N/A	15.58%	10.57%	9.35%
Large Cap Blend	Fidelity® VIP Contrafund® – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.81%	N/A	33.45%	16.74%	13.33%
Small Cap Blend	Fidelity® VIP Disciplined Small Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC	0.57%	N/A	16.57%	10.28%	8.35%
Emerging Markets	Fidelity® VIP Emerging Markets – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	1.13%	N/A	9.71%	4.09%	5.78%
Large Cap Growth	Fidelity® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.74%	N/A	21.91%	13.10%	11.11%
Large Cap Growth	Fidelity® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.82%	N/A	38.54%	18.46%	17.93%
High Yield Bond	Fidelity® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.07%	N/A	8.62%	2.47%	3.90%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Large Cap Blend	Fidelity® VIP Index 500 – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.34%	N/A	24.59%	14.12%	12.71%
Intermediate Term Bond	Fidelity® VIP Investment Grade Bond – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.63%	N/A	1.50%	0.20%	1.68%
Mid Cap Growth	Fidelity® VIP Mid Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.82%	N/A	17.18%	11.06%	8.94%
International Equity	Fidelity® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.98%	N/A	4.81%	5.50%	6.06%
Specialty-Sector	Fidelity® VIP Real Estate – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.86%	N/A	6.25%	1.94%	3.67%
Multi-Sector Bond	Fidelity® VIP Strategic Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.89%	N/A	5.78%	2.54%	3.34%
Multi Cap Growth	Franklin DynaTech VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.87%	N/A	30.44%	13.64%	12.67%
Large Cap Value	Franklin Growth and Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.00%	N/A	17.99%	9.63%	9.30%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.73%	N/A	7.20%	5.29%	5.27%
Large Cap Growth	Franklin Large Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.07%	N/A	26.30%	13.42%	12.71%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.16%	N/A	4.66%	6.42%	5.87%
Large Cap Value	Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.94%	N/A	11.27%	5.75%	5.83%
Large Cap Blend	Franklin Rising Dividends VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.89%	N/A	10.79%	10.30%	10.44%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.91%	N/A	11.71%	8.36%	8.17%
Small Cap Growth	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.09%	N/A	11.04%	9.75%	9.32%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.05%	N/A	4.02%	1.19%	1.98%
Government Bond	Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.78%	N/A	1.37%	-0.52%	0.53%
International Equity	Goldman Sachs VIT International Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.34%	N/A	5.80%	5.19%	4.61%
Large Cap Value	Goldman Sachs VIT Large Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.06%	N/A	16.74%	9.59%	7.74%
Mid Cap Growth	Goldman Sachs VIT Mid Cap Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.38%	N/A	20.23%	11.04%	10.20%
Mid Cap Value	Goldman Sachs VIT Mid Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.09%	N/A	12.12%	9.57%	7.71%
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.12%	N/A	18.76%	8.73%	8.69%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.04%	N/A	31.99%	16.47%	14.61%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.30%	N/A	6.83%	3.83%	3.84%
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	2.23%	N/A	0.37%	3.73%	0.75%
High Yield Bond	Guggenheim VIF High Yield Adviser: Guggenheim Partners Investment Management, LLC	1.32%	N/A	7.63%	3.73%	4.43%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.87%	N/A	-3.66%	2.43%	1.68%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Guggenheim Partners Investment Management, LLC	0.98%	N/A	3.09%	1.01%	2.51%
International Equity	Invesco Oppenheimer V.I. International Growth Fund – Series II Adviser: Invesco Advisers, Inc.	1.42%	N/A	-1.81%	2.83%	4.15%
Large Cap Growth	Invesco V.I. American Franchise – Series II Adviser: Invesco Advisers, Inc.	1.10%	N/A	34.56%	15.56%	13.88%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	N/A	30.09%	13.40%	8.85%
Global Allocation	Invesco V.I. Balanced-Risk Allocation – Series II Adviser: Invesco Advisers, Inc.	1.57%	N/A	3.56%	2.51%	3.57%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.01%	N/A	14.87%	11.31%	9.21%
Large Cap Blend	Invesco V.I. Core Equity – Series II Adviser: Invesco Advisers, Inc.	1.05%	N/A	25.29%	12.07%	9.15%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.10%	N/A	23.92%	9.92%	11.29%
Large Blend	Invesco V.I. Equally-Weighted S&P 500 – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Capital Management LLC	0.59%	N/A	12.47%	10.20%	9.65%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	N/A	11.91%	8.12%	7.09%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.15%	N/A	0.34%	2.97%	4.10%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.06%	N/A	15.78%	9.21%	9.58%
Global Equity	Invesco V.I. Global Core Equity – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.24%	N/A	16.72%	7.62%	6.93%
Specialty-Sector	Invesco V.I. Global Real Estate – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.27%	N/A	-2.11%	-2.64%	1.26%
Multi-Sector Bond	Invesco V.I. Global Strategic Income – Series II Adviser: Invesco Advisers, Inc.	1.19%	N/A	2.79%	-0.43%	1.28%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.95%	N/A	1.48%	-0.40%	0.67%
Large Cap Value	Invesco V.I. Growth and Income – Series II Adviser: Invesco Advisers, Inc.	1.00%	N/A	15.72%	9.81%	8.53%
Specialty-Sector	Invesco V.I. Health Care – Series II Adviser: Invesco Advisers, Inc.	1.24%	N/A	3.87%	3.38%	5.13%
High Yield Bond	Invesco V.I. High Yield – Series II Adviser: Invesco Advisers, Inc.	1.14%	N/A	7.59%	2.72%	3.55%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.19%	N/A	16.79%	8.83%	7.68%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.11%	N/A	12.41%	10.21%	8.73%
Small Cap Blend	Invesco V.I. Small Cap Equity – Series II Adviser: Invesco Advisers, Inc.	1.20%	N/A	17.85%	10.60%	7.82%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.97%	N/A	15.32%	9.61%	12.12%
Large Cap Growth	Janus Henderson VIT Forty – Service Class Adviser: Janus Henderson Investors US LLC	0.83%	N/A	28.14%	15.12%	15.36%
Mid Cap Value	Janus Henderson VIT Mid Cap Value – Service Class Adviser: Janus Henderson Investors US LLC	1.18%	N/A	12.80%	6.86%	7.33%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
International Equity	Janus Henderson VIT Overseas – Service Class Adviser: Janus Henderson Investors US LLC	1.13%	N/A	5.58%	6.95%	5.29%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.92%	N/A	34.96%	16.49%	14.25%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.99%	N/A	6.72%	1.90%	3.73%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC2 Adviser: Lord, Abbett & Co. LLC	1.25%	N/A	22.18%	7.27%	8.59%
Large Cap Blend	Lord Abbett Series Dividend Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.99%	N/A	22.14%	12.23%	11.16%
Large Cap Blend	Lord Abbett Series Fundamental Equity VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.19%	N/A	16.65%	8.81%	7.91%
Large Cap Blend	Lord Abbett Series Growth and Income VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.93%	N/A	20.60%	10.37%	9.05%
Mid Cap Growth	Lord Abbett Series Growth Opportunities VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.13%	N/A	30.61%	7.67%	9.37%
Mid Cap Value	Lord Abbett Series Mid Cap Stock VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.14%	N/A	14.90%	9.21%	6.83%
Intermediate Term Bond	Lord Abbett Series Total Return VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.71%	N/A	2.66%	0.11%	1.50%
Large Cap Value	LVIP American Century Disciplined Core Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.00%	N/A	12.84%	7.91%	7.97%
Inflation- Protected Bond	LVIP American Century Inflation Protection – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.76%	N/A	1.54%	1.22%	1.73%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
International Equity	LVIP American Century International – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.19%	N/A	2.46%	3.39%	4.77%
Mid Cap Value	LVIP American Century Mid Cap Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.03%	N/A	8.52%	7.13%	7.87%
Large Cap Value	LVIP American Century Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.91%	N/A	9.29%	8.41%	8.01%
Intermediate Core Bond	LVIP JPMorgan Core Bond – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.72%	N/A	1.46%	-0.19%	1.24%
Small Cap Blend	LVIP JPMorgan Small Cap Core – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	1.00%	N/A	11.44%	6.77%	7.02%
Large Cap Blend	LVIP JPMorgan U.S. Equity – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.90%	N/A	23.68%	15.45%	13.11%
Global Allocation	Macquarie VIP Asset Strategy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.03%	N/A	12.44%	6.56%	5.27%
Balanced/Asset Allocation	Macquarie VIP Balanced - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.04%	N/A	15.60%	8.30%	7.14%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Large Cap Growth	Macquarie VIP Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	N/A	25.69%	14.99%	12.09%
Specialty-Sector	Macquarie VIP Energy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.24%	N/A	-5.60%	5.79%	-1.89%
Global Equity	Macquarie VIP Global Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.27%	N/A	17.08%	10.48%	9.27%
Large Cap Growth	Macquarie VIP Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	N/A	23.89%	16.13%	15.26%
High Yield Bond	Macquarie VIP High Income - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.97%	N/A	6.20%	3.51%	4.13%
International Equity	Macquarie VIP International Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.17%	N/A	3.79%	4.71%	4.24%
Short Term Bond	Macquarie VIP Limited-Term Bond - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.84%	N/A	4.33%	1.64%	1.74%
Mid Cap Growth	Macquarie VIP Mid Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.16%	N/A	2.20%	7.96%	9.88%
Specialty-Sector	Macquarie VIP Natural Resources - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.28%	N/A	-0.58%	5.81%	0.98%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Specialty-Sector	Macquarie VIP Science and Technology - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.16%	N/A	30.59%	14.05%	13.54%
Small Cap Growth	Macquarie VIP Small Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.18%	N/A	14.26%	6.25%	7.53%
Small Cap Blend	Macquarie VIP Smid Cap Core - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.18%	N/A	14.26%	7.79%	8.41%
Large Cap Value	Macquarie VIP Value - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.02%	N/A	6.47%	7.96%	7.52%
Emerging Markets	MFS® VIT Emerging Markets Equity – Service Class Adviser: Massachusetts Financial Services Company	2.09%	N/A	11.31%	0.24%	3.14%
Global Allocation	MFS® VIT Global Tactical Allocation – Service Class Adviser: Massachusetts Financial Services Company	1.13%	N/A	4.68%	2.87%	3.66%
High Yield Bond	MFS® VIT High Yield – Service Class Adviser: Massachusetts Financial Services Company	1.05%	N/A	6.53%	2.93%	3.98%
Large Cap Growth	MFS® VIT II MA Investors Growth Stock – Service Class Adviser: Massachusetts Financial Services Company	1.04%	N/A	15.98%	12.16%	12.91%
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.22%	N/A	2.78%	3.64%	4.95%
International Equity	MFS® VIT International Intrinsic Value – Service Class Adviser: Massachusetts Financial Services Company	1.17%	N/A	6.97%	4.88%	7.26%
Large Cap Blend	MFS® VIT Investors Trust – Service Class Adviser: Massachusetts Financial Services Company	1.04%	N/A	19.22%	11.12%	10.81%
Small Cap Growth	MFS® VIT New Discovery – Service Class Adviser: Massachusetts Financial Services Company	1.20%	N/A	6.44%	4.71%	8.92%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Large Cap Blend	MFS® VIT Research – Service Class Adviser: Massachusetts Financial Services Company	1.04%	N/A	18.56%	11.60%	11.38%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	N/A	7.46%	5.89%	6.20%
Intermediate Term Bond	MFS® VIT Total Return Bond – Service Class Adviser: Massachusetts Financial Services Company	0.79%	N/A	2.33%	0.14%	1.64%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.05%	N/A	11.34%	5.61%	6.02%
Emerging Markets Bond	Morgan Stanley VIF Emerging Markets Debt – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.58%	N/A	11.28%	0.87%	2.87%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.51%	N/A	7.72%	1.23%	3.03%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	N/A	14.58%	8.63%	8.05%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.86%	N/A	10.17%	5.53%	5.54%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.97%	N/A	5.29%	1.75%	2.50%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.87%	N/A	12.67%	7.32%	7.00%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.92%	N/A	7.97%	3.81%	4.13%
Multi Cap Value	NAA All Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.13%	N/A	10.25%	8.87%	8.54%
Large Cap Value	NAA Large Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.02%	N/A	13.46%	9.70%	8.86%
Large Cap Blend	NAA Large Core Series Adviser: New Age Alpha Advisors, LLC	1.16%	N/A	25.88%	14.10%	12.69%
Large Cap Growth	NAA Large Growth Series Adviser: New Age Alpha Advisors, LLC	1.15%	N/A	32.18%	17.69%	15.83%
Mid Cap Growth	NAA Mid Growth Series Adviser: New Age Alpha Advisors, LLC	1.16%	N/A	17.37%	9.98%	10.38%
Small Cap Value	NAA Small Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.27%	N/A	8.51%	7.56%	6.57%
Small Cap Growth	NAA Small Growth Series Adviser: New Age Alpha Advisors, LLC	1.45%	N/A	12.76%	7.06%	8.07%
Mid Cap Value	NAA SMid-Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.15%	N/A	9.05%	8.67%	8.42%
Global Equity	NAA World Equity Income Series Adviser: New Age Alpha Advisors, LLC	1.14%	N/A	12.59%	8.33%	7.69%
Specialty	Neuberger Berman AMT Sustainable Equity – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.89%	N/A	25.84%	13.97%	11.44%
Specialty	PIMCO VIT All Asset – Advisor Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	2.44%	N/A	3.57%	4.31%	4.25%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Advisor Class Adviser: Pacific Investment Management Company LLC	2.54%	N/A	3.97%	6.98%	1.55%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.38%	N/A	7.42%	0.82%	3.27%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.18%	N/A	-0.60%	-0.43%	0.72%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Global Allocation	PIMCO VIT Global Managed Asset Allocation – Advisor Class Adviser: Pacific Investment Management Company LLC	1.39%	N/A	10.75%	6.03%	5.75%
High Yield Bond	PIMCO VIT High Yield – Advisor Class Adviser: Pacific Investment Management Company LLC	0.90%	N/A	6.78%	3.25%	4.39%
International Bond	PIMCO VIT International Bond Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.08%	N/A	-3.50%	-3.26%	-0.84%
Short Term Bond	PIMCO VIT Low Duration – Advisor Class Adviser: Pacific Investment Management Company LLC	0.77%	N/A	4.39%	0.98%	1.18%
Inflation- Protected Bond	PIMCO VIT Real Return – Advisor Class Adviser: Pacific Investment Management Company LLC	1.17%	N/A	2.03%	1.83%	2.05%
Short Term Bond	PIMCO VIT Short-Term – Advisor Class Adviser: Pacific Investment Management Company LLC	0.72%	N/A	5.95%	2.66%	2.29%
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.89%	N/A	2.43%	-0.13%	1.43%
Multi Cap Blend	Putnam VT Core Equity – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.93%	N/A	26.96%	16.06%	13.17%
Multi-Sector Bond	Putnam VT Diversified Income – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	1.09%	N/A	5.76%	-0.04%	1.95%
Global Allocation	Putnam VT Global Asset Allocation – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited; The Putnam Advisory Company, LLC	1.15%	N/A	16.36%	8.00%	7.00%
High Yield Bond	Putnam VT High Yield – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	0.98%	N/A	7.86%	3.38%	4.25%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Intermediate Term Bond	Putnam VT Income – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	0.85%	N/A	2.32%	-1.41%	1.03%
Large Cap Growth	Putnam VT Large Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.89%	N/A	33.41%	17.91%	16.21%
Large Cap Value	Putnam VT Large Cap Value – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.80%	N/A	19.14%	12.45%	10.88%
Small Cap Growth	Putnam VT Small Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	1.18%	N/A	23.33%	12.97%	9.64%
Specialty-Sector	Rydex VIF Banking Adviser: Security Investors, LLC	1.80%	N/A	23.11%	5.15%	6.15%
Specialty-Sector	Rydex VIF Basic Materials Adviser: Security Investors, LLC	1.78%	N/A	-2.47%	7.17%	6.42%
Specialty-Sector	Rydex VIF Biotechnology Adviser: Security Investors, LLC	1.79%	N/A	-1.40%	2.11%	3.52%
Specialty-Sector	Rydex VIF Commodities Strategy Adviser: Security Investors, LLC	2.00%	N/A	8.29%	6.11%	0.05%
Specialty-Sector	Rydex VIF Consumer Products Adviser: Security Investors, LLC	1.78%	N/A	4.42%	3.55%	4.80%
Specialty	Rydex VIF Dow 2x Strategy[2] Adviser: Security Investors, LLC	1.89%	N/A	20.63%	11.13%	15.58%
Specialty-Sector	Rydex VIF Electronics Adviser: Security Investors, LLC	1.78%	N/A	16.13%	21.13%	19.69%
Specialty-Sector	Rydex VIF Energy Adviser: Security Investors, LLC	1.78%	N/A	0.07%	8.35%	0.21%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.78%	N/A	-7.90%	0.19%	-9.33%
International Equity	Rydex VIF Europe 1.25x Strategy[2] Adviser: Security Investors, LLC	1.91%	N/A	-3.00%	3.80%	3.52%
Specialty-Sector	Rydex VIF Financial Services Adviser: Security Investors, LLC	1.79%	N/A	22.26%	9.03%	8.33%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Government Bond	Rydex VIF Government Long Bond 1.2x Strategy[2] Adviser: Security Investors, LLC	1.46%	N/A	-12.46%	-10.37%	-4.02%
Specialty-Sector	Rydex VIF Health Care Adviser: Security Investors, LLC	1.78%	N/A	0.14%	5.47%	6.51%
High Yield Bond	Rydex VIF High Yield Strategy Adviser: Security Investors, LLC	1.74%	N/A	6.68%	1.50%	3.71%
Specialty-Sector	Rydex VIF Internet Adviser: Security Investors, LLC	1.79%	N/A	23.40%	8.91%	10.93%
Specialty	Rydex VIF Inverse Dow 2x Strategy[2] Adviser: Security Investors, LLC	1.88%	N/A	-15.94%	-24.02%	-23.94%
Specialty	Rydex VIF Inverse Government Long Bond Strategy[2] Adviser: Security Investors, LLC	5.19%	N/A	16.91%	7.26%	1.10%
Specialty	Rydex VIF Inverse Mid-Cap Strategy[2] Adviser: Security Investors, LLC	1.89%	N/A	6.36%	-11.74%	-10.57%
Specialty	Rydex VIF Inverse NASDAQ-100® Strategy[2] Adviser: Security Investors, LLC	1.93%	N/A	-15.79%	-18.59%	-17.35%
Specialty	Rydex VIF Inverse Russell 2000® Strategy[2] Adviser: Security Investors, LLC	1.89%	N/A	-5.64%	-11.13%	-10.29%
Specialty	Rydex VIF Inverse S&P 500 Strategy[2] Adviser: Security Investors, LLC	1.89%	N/A	-13.11%	-13.36%	-12.21%
International Equity	Rydex VIF Japan 2x Strategy[2] Adviser: Security Investors, LLC	1.68%	N/A	1.01%	-1.35%	6.25%
Specialty-Sector	Rydex VIF Leisure Adviser: Security Investors, LLC	1.79%	N/A	16.50%	4.77%	6.43%
Mid Cap Blend	Rydex VIF Mid-Cap 1.5x Strategy[2] Adviser: Security Investors, LLC	1.87%	N/A	15.26%	9.51%	9.99%
Large Cap Growth	Rydex VIF NASDAQ-100® Adviser: Security Investors, LLC	1.76%	N/A	23.91%	17.87%	16.48%
Large Cap Growth	Rydex VIF NASDAQ-100® 2x Strategy[2] Adviser: Security Investors, LLC	1.97%	N/A	41.90%	27.93%	28.15%
Large Cap Blend	Rydex VIF Nova[2] Adviser: Security Investors, LLC	1.74%	N/A	32.76%	16.37%	15.44%
Specialty-Sector	Rydex VIF Precious Metals Adviser: Security Investors, LLC	1.69%	N/A	8.12%	4.01%	6.67%
Specialty-Sector	Rydex VIF Real Estate Adviser: Security Investors, LLC	1.79%	N/A	5.03%	1.22%	3.44%
Specialty-Sector	Rydex VIF Retailing Adviser: Security Investors, LLC	1.79%	N/A	16.60%	9.90%	7.99%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Small Cap Blend	Rydex VIF Russell 2000® 1.5x Strategy[2] Adviser: Security Investors, LLC	1.94%	N/A	10.95%	4.79%	6.95%
Small Cap Blend	Rydex VIF Russell 2000® 2x Strategy[2] Adviser: Security Investors, LLC	1.97%	N/A	9.55%	2.34%	6.32%
Large Cap Blend	Rydex VIF S&P 500 2x Strategy[2] Adviser: Security Investors, LLC	1.96%	N/A	42.25%	18.36%	18.43%
Large Cap Growth	Rydex VIF S&P 500 Pure Growth Adviser: Security Investors, LLC	1.69%	N/A	26.67%	9.44%	9.23%
Large Cap Value	Rydex VIF S&P 500 Pure Value Adviser: Security Investors, LLC	1.69%	N/A	10.84%	6.32%	5.99%
Mid Cap Growth	Rydex VIF S&P MidCap 400 Pure Growth Adviser: Security Investors, LLC	1.69%	N/A	16.15%	8.58%	6.25%
Mid Cap Value	Rydex VIF S&P MidCap 400 Pure Value Adviser: Security Investors, LLC	1.69%	N/A	4.42%	12.27%	8.56%
Small Cap Growth	Rydex VIF S&P SmallCap 600 Pure Growth Adviser: Security Investors, LLC	1.69%	N/A	8.19%	4.21%	5.62%
Small Cap Value	Rydex VIF S&P SmallCap 600 Pure Value Adviser: Security Investors, LLC	1.69%	N/A	3.74%	9.22%	5.40%
Specialty	Rydex VIF Strengthening Dollar 2x Strategy[2] Adviser: Security Investors, LLC	2.13%	N/A	21.01%	6.23%	4.68%
Specialty-Sector	Rydex VIF Technology Adviser: Security Investors, LLC	1.78%	N/A	23.97%	16.19%	15.82%
Specialty-Sector	Rydex VIF Telecommunications Adviser: Security Investors, LLC	1.82%	N/A	15.73%	1.71%	3.07%
Specialty-Sector	Rydex VIF Transportation Adviser: Security Investors, LLC	1.79%	N/A	1.56%	7.13%	5.26%
Money Market	Rydex VIF U.S. Government Money Market Adviser: Security Investors, LLC	1.43%	N/A	3.89%	1.67%	0.98%
Specialty-Sector	Rydex VIF Utilities Adviser: Security Investors, LLC	1.79%	N/A	19.86%	4.09%	6.09%
Specialty	Rydex VIF Weakening Dollar 2x Strategy[2] Adviser: Security Investors, LLC	2.10%	N/A	-13.21%	-7.24%	-6.27%
Large Cap Growth	T. Rowe Price Blue Chip Growth – Class II Adviser: T. Rowe Price Associates, Inc.	0.99%	N/A	35.17%	14.18%	14.48%
Large Cap Value	T. Rowe Price Equity Income – Class II Adviser: T. Rowe Price Associates, Inc.	0.98%	N/A	11.38%	8.21%	8.00%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	N/A	1.42%	5.81%	8.20%
Short Term Bond	T. Rowe Price Limited-Term Bond – Class II Adviser: T. Rowe Price Associates, Inc.	0.84%	N/A	4.70%	1.72%	1.56%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.37%	N/A	7.67%	0.88%	3.98%
International Equity	Templeton Foreign VIP Fund – Class 2 Adviser: Templeton Investment Counsel, LLC	1.08%	N/A	-1.00%	2.60%	2.38%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.77%	N/A	-11.37%	-4.85%	-2.03%
Global Equity	Templeton Growth VIP Fund – Class 2 Adviser: Templeton Global Advisors Limited Sub-Adviser: Templeton Asset Management Ltd.	1.18%	N/A	5.40%	4.60%	4.08%
World Large Stock	Third Avenue Value Adviser: Third Avenue Management LLC	1.36%	N/A	-2.27%	10.31%	5.45%
Balanced/Asset Allocation	TOPS® Aggressive Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	N/A	11.72%	7.98%	N/A
Balanced/Asset Allocation	TOPS® Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	N/A	6.58%	4.40%	N/A
Balanced/Asset Allocation	TOPS® Conservative ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.81%	N/A	5.76%	3.50%	N/A
Balanced/Asset Allocation	TOPS® Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	N/A	10.48%	7.10%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.01%	N/A	5.28%	-2.28%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	N/A	7.86%	3.96%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	N/A	3.19%	2.21%	N/A

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Balanced/Asset Allocation	TOPS® Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	N/A	8.48%	5.79%	N/A
Specialty-Sector	VanEck VIP Global Gold – Class S Adviser: Van Eck Associates Corporation	1.58%	N/A	14.41%	5.46%	6.69%
Specialty-Sector	VanEck VIP Global Resources – Class S Adviser: Van Eck Associates Corporation	1.30%	N/A	-3.09%	7.28%	0.57%
Balanced/Asset Allocation	Vanguard® VIF Balanced Adviser: Wellington Management Company LLP	0.20%	0.45%	14.80%	8.18%	8.37%
Large Cap Growth	Vanguard® VIF Capital Growth Adviser: PRIMECAP Management Company	0.34%	0.45%	13.41%	11.86%	12.37%
Asset Allocation/ Lifestyle	Vanguard® VIF Conservative Allocation Adviser: The Vanguard Group, Inc.	0.13%	0.45%	7.49%	4.04%	4.90%
Large Cap Value	Vanguard® VIF Diversified Value Adviser: Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC	0.28%	0.45%	14.89%	12.24%	9.76%
Large Cap Value	Vanguard® VIF Equity Income Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.29%	0.45%	15.12%	9.85%	9.89%
Large Cap Blend	Vanguard® VIF Equity Index Adviser: The Vanguard Group, Inc.	0.14%	0.45%	24.84%	14.36%	12.95%
Global Bond	Vanguard® VIF Global Bond Index Adviser: The Vanguard Group, Inc.	0.13%	0.45%	2.03%	-0.23%	N/A
Large Cap Growth	Vanguard® VIF Growth Adviser: Wellington Management Company LLP	0.34%	0.45%	33.14%	15.96%	14.67%
High Yield Bond	Vanguard® VIF High Yield Bond Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.24%	0.45%	6.30%	3.37%	4.53%
International Equity	Vanguard® VIF International Adviser: Baillie Gifford Overseas Ltd; Schroder Investment Management North America Inc.	0.31%	0.45%	9.01%	6.27%	8.40%
Mid Cap Blend	Vanguard® VIF Mid-Cap Index Adviser: The Vanguard Group, Inc.	0.17%	0.45%	15.08%	9.70%	9.41%
Asset Allocation/ Lifestyle	Vanguard® VIF Moderate Allocation Adviser: The Vanguard Group, Inc.	0.13%	0.45%	10.32%	6.06%	6.52%
Specialty-Sector	Vanguard® VIF Real Estate Index Adviser: The Vanguard Group, Inc.	0.26%	0.45%	4.74%	2.84%	4.99%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Short Term Bond	Vanguard® VIF Short Term Investment Grade Adviser: The Vanguard Group, Inc.	0.14%	0.45%	4.89%	1.97%	2.24%
Small Cap Growth	Vanguard® VIF Small Company Growth[2] Adviser: ArrowMark Colorado Holdings, LLC; The Vanguard Group, Inc.	0.29%	0.45%	11.38%	6.96%	8.66%
Intermediate Term Bond	Vanguard® VIF Total Bond Market Index Adviser: The Vanguard Group, Inc.	0.14%	0.45%	1.24%	-0.39%	1.25%
International Equity	Vanguard® VIF Total International Stock Market Index Adviser: The Vanguard Group, Inc.	0.11%	0.45%	5.06%	4.23%	N/A
Large Cap Blend	Vanguard® VIF Total Stock Market Index Adviser: The Vanguard Group, Inc.	0.13%	0.45%	23.71%	13.67%	12.37%
Intermediate Term Bond	Victory Pioneer Bond VCT – Class II Adviser: Victory Capital Management Inc.	0.85%	N/A	3.01%	0.43%	1.73%
Large Cap Value	Victory Pioneer Equity Income VCT - Class II Adviser: Victory Capital Management Inc.	1.06%	N/A	10.97%	6.48%	7.99%
High Yield Bond	Victory Pioneer High Yield VCT - Class II Adviser: Victory Capital Management Inc.	1.38%	N/A	8.48%	2.78%	3.91%
Multi-Sector Bond	Victory Pioneer Strategic Income VCT - Class II Adviser: Victory Capital Management Inc.	1.42%	N/A	3.87%	1.34%	2.42%
Specialty-Sector	Virtus Duff & Phelps Real Estate Securities Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Duff & Phelps Investment Management Co.	1.16%	N/A	10.92%	5.58%	6.12%
Small Cap Growth	Virtus KAR Small-Cap Growth Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.26%	N/A	9.72%	6.80%	14.30%
Multi-Sector Bond	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Virtus Fixed Income Advisers, LLC	0.94%	N/A	5.91%	2.32%	3.34%
International Equity	Virtus SGA International Growth Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Sustainable Growth Advisers, LP	1.16%	N/A	-5.59%	3.96%	2.05%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Balanced/Asset Allocation	Virtus Tactical Allocation Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Kayne Anderson Rudnick Investment Management, LLC; Virtus Fixed Income Advisers, LLC	1.03%	N/A	13.80%	6.83%	6.48%
Mid Cap Growth	Voya MidCap Opportunities Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	1.35%	N/A	15.22%	10.72%	10.16%
Specialty-Sector	VY® CBRE Global Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.46%	N/A	-0.02%	1.24%	2.74%
Specialty-Sector	VY® CBRE Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.41%	N/A	4.14%	4.08%	4.94%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Franklin Templeton Fund Adviser, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited (London); Western Asset Management Company Pte. Ltd. (Singapore)	1.06%	N/A	6.70%	1.81%	3.45%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Optional Rider Investment Restrictions

The optional rider is not subject to investment restrictions.

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277116&template=fsblny.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000126287

Prospectus
May 1, 2025

ELITEDESIGNS® VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
First Security Benefit Life Insurance and Annuity Company of New York
and offered by Security Distributors, LLC
32-70131-00 2025/05/01
V7013

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued before April 18, 2011)
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Variable Annuity Account A
Issued By:	Mailing Address:
First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, New York 12207 1-800-355-4570 www.fsbl.com	First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the EliteDesigns Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by First Security Benefit Life Insurance and Annuity Company of New York (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 403(b), 408, or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called Variable Annuity Account A (the “Separate Account”). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, withdrawal, or death.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2025
V7013
Protected by U.S. Patent No. 7,251,623 B1.
32-70131-00 2025/05/01

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — First Security Benefit Life Insurance and Annuity Company of New York, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 6.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — First Security Benefit Life Insurance and Annuity Company of New York. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.

Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — Variable Annuity Account A, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any applicable withdrawal charges and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 5 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
At the time of purchase of the Contract, you may select a 0-Year or 5-Year withdrawal charge schedule. The Company may assess a withdrawal charge on a full or partial withdrawal, including systematic withdrawals, depending on the schedule that you select. If you select the 5-year schedule, the withdrawal charge assessed could be up to 5% of the portion of any withdrawal consisting of Purchase Payments, excluding any Credit Enhancements.
For example, if you were to withdraw $100,000 during a surrender charge period, you would be assessed a charge of up to $5,000. This loss will be greater if there are taxes or tax penalties.
Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	There are no charges for other transactions.	Not Applicable

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Administration Charge
Charges and Deductions
– Optional Rider Charges
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.25%	0.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.11%	5.19%
	Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.10%	0.40%
	1 As a percentage of Contract Value allocated to the Separate Account. 2 As a percentage of Underlying Fund average net assets. 3 As a percentage of Contract Value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $345.45	Highest Annual Cost: $4,447.03
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
●No optional benefits
●No sales charges or advisory fees
●No additional Purchase Payments,
transfers or withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of Base
Contract charge, optional benefits
and Underlying Fund fees and
expenses
●No sales charges or advisory fees
●No additional Purchase Payments,
transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
Not a Short-Term Investment
●This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
●Withdrawals may reduce or terminate Contract guarantees and may result in taxes and tax penalties.
●The benefits of tax deferral, long-term income and living benefit guarantees mean the Contract is more beneficial to investors with a long time horizon.

Risks Associated with Investment Options
●An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
●Each investment option has its own unique risks.
●You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract

	RISKS	Location in Prospectus
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, First Security
Benefit Life Insurance and Annuity Company of New York. Any obligations, guarantees or benefits of the Contract are subject to our claims-paying ability.
If we experience financial distress, we may not be able to meet our obligations to you. More information about First Security Benefit Life Insurance and
Annuity Company of New York, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.fsbl.com.
Information About the Company, the Separate Account, and the Underlying Funds – First Security Benefit Life Insurance and Annuity Company of New York
	RESTRICTIONS	Location in Prospectus
Investments
●Certain investment options may not be available under your Contract.
●Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
●We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
●We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions Other Information – Changes to Investments
Optional Benefits
●Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
●Certain optional benefits are subject to age restrictions.
●We reserve the right to stop offering for purchase any currently available optional benefit at any time.
●Optional benefits may limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
●We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of certain optional benefits by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Return of Premium Death Benefit Benefits Under the Contract – Extra Credit
	TAXES	Location in Prospectus
Tax Implications
●If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
●If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
●Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.

The Contract –
Withdrawals to Pay
Advisory Fees
Charges and Deductions
– Deduction of Advisory
Fees
Federal Tax Matters –
Introduction
Federal Tax Matters –
Income Taxation of
Annuities in General—
Non-Qualified Contracts

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract

	CONFLICTS OF INTEREST	Location in Prospectus
Exchange
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. If you select the 5-Year withdrawal charge schedule, each Purchase Payment is subject to a withdrawal charge for five years from the date of that Purchase Payment. This means that a Purchase Payment made in year six of the Contract will be subject to a withdrawal charge until year 11 of the Contract. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the withdrawal charge (if the 5-Year withdrawal schedule is selected) and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests.
A list of the Underlying Funds available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. We may make other Annuity Options available upon request. We may also discontinue the availability of one or more of these options at any time.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, if the Owner has elected variable annuity payments under Annuity Option 5, withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) are permitted after the Annuity Start Date. Optional benefits (e.g., Return of Premium Death Benefit) terminate upon annuitization.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty, if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.

Return of Premium Death Benefit. For an additional cost, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.
Extra Credit Rider. For an additional cost during the first seven Contract Years, the Company adds to your Contract Value an amount known as a Credit Enhancement, which is based on 3% of any Purchase Payments you make during the first Contract Year.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge (if applicable) is assessed on such withdrawals, and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)[1]	5%
Transfer Processing Fee (per transfer)	None
1 We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. You must select a 0-year or 5-year withdrawal charge schedule at the time you purchase the Contract. If you purchase the Contract with the 5-year schedule, the amount of the charge is determined by reference to how long your Purchase Payments have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, made in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. If you select the 0-year schedule, the Company will not assess a withdrawal charge. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase an optional rider, you will pay additional charges, as shown below.

Annual Contract Expenses
	Annual Charge
Administrative Expenses	None
Base Contract Expenses[1] (as a percentage of average Contract Value)	Maximum (0-Year)	Maximum (5-Year)
	0.45%	0.25%
Optional Rider Expenses (as a percentage of Contract Value)[2]
Return of Premium Death Benefit	0.10%
3% Extra Credit Rider[3]	0.40%
1
This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge is equal to an annual rate of 0.25% and is deducted daily. We reserve the right to apply a higher administration charge to
Subaccounts we add in the future. If you purchase the Contract with the 0-Year withdrawal charge schedule, the mortality and expense risk charge is equal to an annual rate of 0.20% and is deducted daily. The mortality and expense risk charge is reduced to 0.00% for Contract
Values of $500,000 or more. The minimum mortality and expense risk charge is deducted daily. Any mortality and expense risk charge above the minimum charge of 0.00% is deducted from your Contract Value on a monthly basis. If you purchase the Contract with the 5-Year withdrawal charge schedule, there is no mortality and expense risk charge. During the Annuity Period, the mortality and expense risk charge is 0.30%, regardless of the withdrawal charge schedule selected. Thus, during the Annuity Period the Base Contract Expenses are 0.55% in
lieu of the amounts described above. See the discussion under Base Contract Expenses – “Mortality and Expense Risk Charge” and Base
Contract Expenses – “Administration Charge” later in this Prospectus.
2
If you purchase any optional riders, the charge will be calculated as a percentage of Contract Value and deducted from your Contract Value.
3
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.11%	5.19%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.11%	5.06%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2026.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
5-Year CDSC Schedule
If you surrender your Contract at the end of the applicable time period	$10,388.58	$20,205.69	$29,871.98	$56,681.68
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$5,912.08	$17,570.05	$29,009.87	$56,681.68
0-Year CDSC Schedule

Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
Whether or not you surrender your Contract at the end of the applicable time period	$6,105.00	$18,107.01	$29,836.93	$58,011.49
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
5-Year CDSC Schedule
If you surrender your Contract at the end of the applicable time period	$5,481.30	$5,739.47	$5,767.78	$10,607.66
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$877.80	$2,743.93	$4,767.78	$10,607.66
0-Year CDSC Schedule
Whether or not you surrender your Contract at the end of the applicable time period	$1,080.88	$3,372.08	$5,847.39	$12,941.14
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. If you select the 5-Year withdrawal charge schedule, each Purchase Payment is be subject to a withdrawal charge for five years from the date of that Purchase Payment. This means that a Purchase Payment made in year six of the Contract will be subject to a withdrawal charge until year 11 of the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.

Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cybersecurity Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Credit Enhancement Risk — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, Credit Enhancements do not increase the value of such benefits.
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

First Security Benefit Life Insurance and Annuity Company of New York — First Security Benefit Life Insurance and Annuity Company of New York is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Life Insurance Company and is a member of the Financial Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.fsbl.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under New York law on January 22, 1996. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.
We do not guarantee the investment results of the Separate Account. Accumulated Value allocated to a Subaccount will vary based on the investment experience of the corresponding Investment Option in which the Subaccount invests. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen. There is a risk of loss of the entire amount invested.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds, and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that the Owner of a Contract might be treated as the owner of a pro rata share of the Underlying Fund to which the Contract Value is allocated and taxed currently on income and gains attributable to the Underlying Funds.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at FSBLProspectusRequests@securitybenefit.com or visiting https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277504&template=fsblny.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its affiliate, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Administration Charge. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Administration Charge.”
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Contingent Deferred Sales Charge — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct a sales load from Purchase Payments before crediting them to your Contract Value. However, the Company may assess a contingent deferred sales charge on a full or partial withdrawal, including systematic withdrawals, as described below.
You may select a 0-Year or 5-Year withdrawal charge schedule at the time of purchase of the Contract. Whether we assess a withdrawal charge and a mortality and expense risk charge will depend on the schedule that you select. You may not change the withdrawal charge schedule after the Contract has been issued. Please see the discussion under “Mortality and Expense Risk Charge” below.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year to 10% of Purchase Payments, excluding any Credit Enhancements made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
If you select the 5-year schedule, the withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Purchase Payments do not include Credit Enhancements for the purpose of calculating the withdrawal charge. Withdrawals are considered to come first from Purchase Payments and then from earnings. Free withdrawal amounts and free advisory fee withdrawals do not reduce Purchase Payments for the purpose of determining future withdrawal charges.
The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment is considered to have a certain “age,” depending on the length of time since the Purchase Payment was effective. A Purchase Payment is “age one” in the year beginning on the date the Purchase Payment is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

0-Year Schedule		5-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	5%
		2	4%
		3	3%
		4	2%
		5	1%
		6 and over	0%
The Company will deduct any withdrawal charge from the withdrawal payment, unless you request that the charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. If the Company deducts the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge. If the Company deducts the withdrawal charge from your remaining Contract Value, the amount of the withdrawal will be increased by an amount sufficient to pay any withdrawal charges associated with the withdrawal request, plus withdrawal charges associated with the additional amount withdrawn to cover such charges. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 5% of Purchase Payments paid under the Contract if you select the 5-year schedule. If you select the 0-year schedule, the Company will not assess a withdrawal charge. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; (2) annuity payments under options that provide for payments for life, or a period of at least seven years; or (3) withdrawals made to pay the fees of your registered investment adviser. The Company will assess any withdrawal charge against the Subaccounts in the same proportion as the withdrawal proceeds are allocated.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value. Assume:
(i) The Owner purchases the Contract with the 5-Year withdrawal charge schedule
(ii) A withdrawal of $20,000 is requested in Contract Year 2
(iii) The remaining free withdrawal amount in Contract Year 2 is $10,000
If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $400, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge %
($20,000 - $10,000) x 4% = $400
The $400 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,600 ($20,000 - $400).
If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $416.67, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)	x	Withdrawal Charge %
1– Withdrawal Charge %
($20,000 - $10,000) x (4% / (1 - 4%))
$10,000 x (4% / 96%)
$10,000 x 4.17% = $416.67
The $416.67 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,416.67 ($20,000 + $416.67) and the Owner receives a total payment of $20,000.

The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sale of the Contract. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the mortality and expense risk charge.
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company may assess a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. If assessed, the Company will deduct this charge upon the Annuity Start Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. No premium tax is currently imposed in the State of New York. The Company reserves the right to deduct premium taxes when due or any time thereafter.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
In addition, any withdrawal to pay investment advisory fees will reduce your Contract Value. If you elect the Return of Premium Death Benefit Rider, any withdrawal to pay your investment advisory fees will reduce your potential death benefit, perhaps significantly. See “Benefits Under the Contract—Return of Premium Death Benefit” and “The Contract —Full and Partial Withdrawals.” If you elect the 3% Extra Credit Rider, we may recapture all or part of any Credit Enhancement that has not yet vested if you make a withdrawal to pay investment advisory fees (unless your adviser has entered into a variable annuity adviser agreement with us). If you elected the 6% Dollar for Dollar Guaranteed Minimum Income Benefit rider, withdrawals to pay investment advisory fees count against the Annual Limit; withdrawals in excess of the Annual Limit will result in a proportional reduction in the Guaranteed Minimum Income Benefit.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.

Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to a mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Withdrawal Charge Schedule	Annual Mortality and Expense Risk Charge
Less than $500,000	0.20%
$500,000 or more	0.00%
We also deduct a mortality and expense risk charge during the Annuity Period in the amount of 0.30%, on an annual basis, of each Subaccount’s average daily net assets, in lieu of the amounts above and regardless of the withdrawal charge schedule selected. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.20% for the 0-Year withdrawal charge schedule or 0.00% for the 5-Year withdrawal charge schedule (0.30% during the Annuity Period) of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of each Subaccount’s average daily net assets. The annual charge for each of the Subaccounts currently offered through this Prospectus is 0.25%. The Company guarantees that this charge will not increase for the Subaccounts available under the Contract as of the date of this Prospectus; however, the amount of this charge may be higher for Subaccounts that the Company adds in the future.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.

Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company made each rider available only at issue.
The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company will deduct the monthly rider charge from Contract Value beginning on the Contract Date (or Contract Anniversary Date, if applicable) and ending on the Annuity Start Date. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, was deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below.
Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Return of Premium Death Benefit	0.10%
3% Extra Credit[1]	0.40%
1 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
Payment of Compensation — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408, or 408A. Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the Return of Premium Death Benefit rider) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are noncash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $50,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept, without prior Company approval, aggregate Purchase Payments in an amount that exceeds $2,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Rydex VIF U.S. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount, (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts and the effective date on which the Subaccounts were closed or will close.
Closed Subaccounts	Effective Date
Alger Capital Appreciation	April 30, 2021
Lord Abbett Series Developing Growth VC	May 5, 2021
PIMCO VIT Low Duration – Administrative Class	April 4, 2011
Vanguard® VIF Small Company Growth	May 1, 2019
In the event that we receive a request on or after the effective date to allocate to any of the Closed Subaccounts, we will handle those transactions as follows:

New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Rydex VIF U.S. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
●
If you had Contract Value allocated to the Alger Capital Appreciation on April 30, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Capital Appreciation Subaccount pursuant to an Automatic Allocation Program will remain in effect.
●
If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.
●
If you allocate a Purchase Payment to the PIMCO VIT Low Duration Subaccount – Administrative Class, we will allocate the applicable portion of the Purchase Payment to a Subaccount that invests in the Advisor Class of the PIMCO VIT Low Duration Subaccount. The Advisor Class imposes a distribution and/or service (12b-1) fee of 0.25%, which is 0.10% higher than the 0.15% service fee imposed by the Administrative Class.
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If you had Contract Value allocated to the Vanguard® VIF Small Company Growth Subaccount on May 1, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Vanguard® VIF Small Company Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is

$25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.

Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the applicable cut-off time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Redwood, Rydex and certain Federated Subaccounts. In addition, transfers are subject to frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer processing fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
●
the total dollar amount being transferred;
●
the number of transfers you made within a period of time;
●
transfers to and from (or from and to) the same Subaccount;
●
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
●
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners and Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted. The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000.
Subaccount	Number of Round Trip Transfers
Federated Hermes High Income Bond II	2[1]
1
Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that
Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Further, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the NAA SMid-Cap Value Series Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the NAA SMid-Cap Value Series Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB Discovery Value, AB Relative Value, AB Sustainable Global Thematic, AB VPS Dynamic Asset Allocation	30 days
Alger Capital Appreciation[1], Alger Large Cap Growth	30 days
Allspring Opportunity VT, Allspring VT Discovery All Cap Growth	30 days
ALPS/Alerian Energy Infrastructure	30 days
AFIS Capital World Growth and Income, AFIS U.S. Government Securities, AFIS
Washington Mutual Investors, American Funds IS® Asset Allocation, American Funds IS®
Capital World Bond, American Funds IS® Global Growth, American Funds IS® Global
Small Capitalization, American Funds IS® Growth, American Funds IS® Growth-Income,
American Funds IS® International, American Funds IS® International Growth and Income,
American Funds IS® Mortgage, American Funds IS® New World
30 days
BlackRock Advantage Large Cap Core V.I., BlackRock Basic Value V.I., BlackRock Capital
Appreciation V.I., BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I.,
BlackRock High Yield V.I., BlackRock Large Cap Focus Growth V.I.
30 days
BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon Stock Index, BNY Mellon VIF Appreciation	60 days
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA
Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA
International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA
U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio
30 days
Donoghue Forlines Dividend VIT Fund, Donoghue Forlines Momentum VIT Fund	Unlimited
DWS Small Mid Cap Value VIP	30 days
Eaton Vance VT Floating-Rate Income	90 days
Federated Hermes Fund for U.S. Government Securities II	Unlimited

Subaccount	Transfer Block Restriction (# of Calendar Days)
Federated Hermes High Income Bond II	Subject to the Round Trip Transfer restrictions in the chart above
Fidelity® VIP Balanced, Fidelity® VIP Contrafund®, Fidelity® VIP Disciplined Small Cap,
Fidelity® VIP Emerging Markets, Fidelity® VIP Growth & Income, Fidelity® VIP Growth
Opportunities, Fidelity® VIP High Income, Fidelity® VIP Index 500, Fidelity® VIP Investment
Grade Bond, Fidelity® VIP Mid Cap, Fidelity® VIP Overseas, Fidelity® VIP Real Estate,
Fidelity® VIP Strategic Income
60 days
Franklin DynaTech VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP
Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund,
Franklin Mutual Shares VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap
Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP
Fund, Franklin U.S. Government Securities VIP Fund
30 days
Goldman Sachs VIT International Equity Insights, Goldman Sachs VIT Large Cap Value,
Goldman Sachs VIT Mid Cap Growth, Goldman Sachs VIT Mid Cap Value, Goldman
Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth
30 days
Guggenheim VIF Floating Rate Strategies, Guggenheim VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Total Return Bond	30 days
Invesco Oppenheimer V.I. International Growth, Invesco V.I. American Franchise, Invesco
V.I. American Value, Invesco V.I. Balanced-Risk Allocation, Invesco V.I. Comstock, Invesco
V.I. Core Equity, Invesco V.I. Discovery Mid Cap Growth, Invesco V.I. Equally-Weighted S&P
500, Invesco V.I. Equity and Income, Invesco V.I. EQV International Equity, Invesco V.I.
Global, Invesco V.I. Global Core Equity, Invesco V.I. Global Real Estate, Invesco V.I. Global
Strategic Income, Invesco V.I. Government Securities, Invesco V.I. Growth and Income,
Invesco V.I. Health Care, Invesco V.I. High Yield, Invesco V.I. Main Street Mid Cap Fund®,
Invesco V.I. Main Street Small Cap Fund®, Invesco V.I. Small Cap Equity
30 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Forty, Janus Henderson VIT Mid Cap Value, Janus Henderson VIT Overseas, Janus Henderson VIT Research	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC2, Lord
Abbett Series Dividend Growth VC, Lord Abbett Series Fundamental Equity VC, Lord
Abbett Series Growth and Income VC, Lord Abbett Series Growth Opportunities VC, Lord
Abbett Series Mid Cap Stock VC, Lord Abbett Series Total Return VC
30 days
LVIP American Century VP Disciplined Core, LVIP American Century Inflation Protection,
LVIP American Century International, LVIP American Century Mid Cap Value, LVIP
American Century Value, LVIP JPMorgan Core Bond, LVIP JPMorgan Small Cap Core,
LVIP JPMorgan U.S. Equity
30 days
Macquarie VIP Asset Strategy, Macquarie VIP Balanced, Macquarie VIP Core Equity,
Macquarie VIP Energy, Macquarie VIP Global Growth, Macquarie VIP Growth, Macquarie
VIP High Income, Macquarie VIP International Core Equity, Macquarie VIP Limited-Term
Bond, Macquarie VIP Mid Cap Growth, Macquarie VIP Natural Resources, Macquarie VIP
Science and Technology, Macquarie VIP Small Cap Growth, Macquarie VIP Smid Cap
Core, Macquarie VIP Value
60 days
MFS® VIT Emerging Markets Equity, MFS® VIT Global Tactical Allocation, MFS® VIT High
Yield, MFS® VIT II MA Investors Growth Stock, MFS® VIT II Research International, MFS®
VIT International Intrinsic Value, MFS® VIT Investors Trust, MFS® VIT New Discovery,
MFS® VIT Research, MFS® VIT Total Return, MFS® VIT Total Return Bond, MFS® VIT
Utilities
30 days
Morgan Stanley VIF Emerging Markets Debt, Morgan Stanley VIF Emerging Markets Equity	30 days

Subaccount	Transfer Block Restriction (# of Calendar Days)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF
Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio,
Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF
Asset Allocation Portfolio
30 days
NAA All Cap Value Series, NAA Large Cap Value Series, NAA Large Core Series, NAA
Large Growth Series, NAA Mid Growth Series, NAA Small Cap Value Series, NAA Small
Growth Series, NAA SMid-Cap Value Series, NAA World Equity Income Series
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging
Markets Bond, PIMCO VIT Global Bond Opportunities (Unhedged), PIMCO VIT Global
Managed Asset Allocation, PIMCO VIT High Yield, PIMCO VIT International Bond
(Unhedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Short-Term,
PIMCO VIT Total Return
30 days
Putnam VT Core Equity, Putnam VT Diversified Income, Putnam VT Global Asset
Allocation, Putnam VT High Yield, Putnam VT Income, Putnam VT Large Cap Growth,
Putnam VT Large Cap Value, Putnam VT Small Cap Growth
30 days
Rydex VIF Banking, Rydex VIF Basic Materials, Rydex VIF Biotechnology, Rydex VIF
Commodities Strategy, Rydex VIF Consumer Products, Rydex VIF Dow 2x Strategy, Rydex
VIF Electronics, Rydex VIF Energy, Rydex VIF Energy Services, Rydex VIF Europe 1.25x
Strategy, Rydex VIF Financial Services, Rydex VIF Government Long Bond 1.2x Strategy,
Rydex VIF Health Care, Rydex VIF High Yield Strategy, Rydex VIF Internet, Rydex VIF
Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF
Inverse Mid-Cap Strategy, Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse
Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x
Strategy, Rydex VIF Leisure, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100®,
Rydex VIF NASDAQ-100® 2x Strategy, Rydex VIF Nova, Rydex VIF Precious Metals,
Rydex VIF Real Estate, Rydex VIF Retailing, Rydex VIF Russell 2000® 1.5x Strategy,
Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF S&P
500 Pure Growth, Rydex VIF S&P 500 Pure Value, Rydex VIF S&P MidCap 400 Pure
Growth, Rydex VIF S&P MidCap 400 Pure Value, Rydex VIF S&P SmallCap 600 Pure
Growth, Rydex VIF S&P SmallCap 600 Pure Value, Rydex VIF Strengthening Dollar 2x
Strategy, Rydex VIF Technology, Rydex VIF Telecommunications, Rydex VIF
Transportation, Rydex VIF U.S. Government Money Market, Rydex VIF Utilities, Rydex VIF
Weakening Dollar 2x Strategy
Unlimited
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Health Sciences, T. Rowe Price Limited-Term Bond	30 days
Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Global Bond VIP Fund, Templeton Growth VIP Fund	30 days
Third Avenue Value	90 days
TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS®
Growth ETF, TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF,
TOPS® Managed Risk Moderate Growth ETF, TOPS® Moderate Growth ETF
30 days
VanEck VIP Global Gold, VanEck VIP Global Resources	30 days
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF
Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF
High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard®
VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term
Investment Grade, Vanguard® VIF Small Company Growth[3], Vanguard® VIF Total Bond
Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total
Stock Market Index
30 days

Subaccount	Transfer Block Restriction (# of Calendar Days)
Victory Pioneer Bond VCT, Victory Pioneer Equity Income VCT, Victory Pioneer High Yield VCT, Victory Pioneer Strategic Income VCT	30 days
Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Small-Cap Growth Series,
Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth
Series, Virtus Tactical Allocation Series
30 days
Voya MidCap Opportunities Portfolio	30 days
VY CBRE Global Real Estate Portfolio, VY CBRE Real Estate Portfolio	30 days
Western Asset Variable Global High Yield Bond	30 days
1
You may transfer Contract Value to the Alger Capital Appreciation Subaccount only if you had Contract Value allocated to that Subaccount on
April 30, 2021.
2
You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May 5, 2021.
3
You may transfer Contract Value to the Vanguard® VIF Small Company Growth Subaccount only if you had Contract Value allocated to that
Subaccount on May 1, 2019.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners and Participants, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners and Participants who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner or Participant in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner or Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners and Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners and Participants determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners and Participants without special arrangement, waiver, or exception, aside from allocations to the Redwood, Rydex and certain Federated Subaccounts (see chart above), which do not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Redwood, Rydex and certain Federated Subaccounts (see chart above). As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners and Participants bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and Participants and, as a result, the Company will inadvertently treat those Owners and Participants differently than Owners and Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners and Participants may be treated differently than others. Consequently, there is a risk that some Owners and Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
●
Investment performance of the Subaccounts to which you have allocated Contract Value,
●
Payment of Purchase Payments,
●
Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and
●
Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any application requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions (other than transfer requests, as described herein) received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Purchase Payments” and “Full and Partial Withdrawals.”
Requests to transfer Contract Value received at or after the applicable cut-off time will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.00% or 0.20% annually, and (5) the administration charge for that Subaccount, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0.00% or 0.20% and the administration charge of 0.25% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — We refer to the times by which financial transactions must be received to be processed on the current Valuation Date as “cut-off times.” Any written, electronic, or telephonic transactions involving your Contract, other than requests to transfer Contract Value among the Subaccounts, must be received by us prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions (other than transfers) normally must be received prior to 3:00 p.m. Central time. Financial transactions (other than transfers) received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Any request to transfer Contract Value among the Subaccounts, including those submitted by telephone, must be received by us no later than one hour prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. This means transfer requests must normally be received by 2:00 p.m. Central time. Transfer requests received at or after the cut-off time will be processed on the following Valuation Date. The Company may extend the cut-off time to 15 minutes prior to any announced closing (generally

2:45 p.m. Central time) for transfers submitted electronically through the Company’s Internet web site. Internet functionality is available only to Owners who have authorized their financial representatives to make financial transactions on their behalf.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time (normally 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than five years and the Company issued the Contract with a 5-year withdrawal charge schedule) and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below and withdrawals to pay investment advisory fees. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees) will be deducted from the requested payment amount as will any premium tax charge and/or a percentage of Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge or premium tax charge and unvested Credit Enhancements be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.”
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000 and no Purchase Payments have been paid for three years, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.

The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal to pay investment advisory fees, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charges and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.

The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans” and “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract (60 days from the date of receipt if you are purchasing the Contact to replace another life insurance or annuity contract or with the proceeds of another such contract). Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner, and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be payable as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If an Owner dies (or the Annuitant dies, if any Owner is not a natural person) prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company.
If you purchased the Return of Premium Death Benefit rider, your death benefit will be determined in accordance with the terms of the rider. Please note that, under the rider, if we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. See the discussion of the Return of Premium Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any uncollected premium tax.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means to our Administrative Office.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.

For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	●The death benefit will be reduced by any uncollected premium tax.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts.	There is no charge for this option.
●The minimum amount that may be transferred to any one
Subaccount is $25.00.
●The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
●Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.
●After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Authorizes the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	●The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	●The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is reduced to $50.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Systematic Withdrawals	Allows you to set up periodic automatic payments of a certain percentage or dollar amount of your Contract Value.	There is no charge for this option.
●Each payment must be at least $100 (unless we consent
otherwise).
●Withdrawals may be subject to income tax and penalties.
●If an Owner is enrolled in the Dollar Cost Averaging or Asset
Reallocation Options, the Owner may not elect to receive
systematic withdrawals from any Subaccount that is part of the
Dollar Cost Averaging or Asset Reallocation Options.

Optional Benefits
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Provides an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.	0.10%
●The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
●We will reduce the death benefit offered under this rider by any uncollected premium tax and if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (unless the death benefit is the Contract
Value).
●If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative
Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
●The Owner and any Joint Owner must be 80 or younger on the
Contract Date.
●Withdrawals (including withdrawals to pay advisory fees) reduce the benefit proportionately. This means withdrawals could
significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Extra Credit	Provides a Credit Enhancement equal to 3% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.40%
●If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
●The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
●You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
●Credit Enhancements are not fully vested until the seventh Contract anniversary. Until that date, all or a portion of the Credit
Enhancement(s) will be forfeited under certain circumstances.
●Available only if the Owner was age 80 or younger on the Contract
Date.

Optional Riders — Upon your application for the Contract, you may select one or both of the following riders:
●
Return of Premium Death Benefit;
●
Extra Credit at 3%.
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. See a detailed description of each rider below.

Return of Premium Death Benefit — For an additional charge, as reflected in the Fee Table, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. If the rider is not purchased, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary. See the discussion under “Death Benefit.”
Please note that any amount that we may pay or make available under the Return of Premium Death Benefit rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
How do you calculate the death benefit? On the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary, the death benefit equals the greater of:
1.
Contract Value; or
2.
The sum of all Purchase Payments (not including any Credit Enhancements) less an adjustment for any withdrawals and withdrawal charges (including systematic withdrawals and withdrawals to pay investment advisory fees).
In the event of a withdrawal (including a systematic withdrawal or a withdrawal to pay investment advisory fees), we reduce your Return of Premium Death Benefit as last adjusted for any prior withdrawal in the same proportion that the withdrawal reduces Contract Value immediately prior to the withdrawal. This means if you make a withdrawal when your Contract Value is less than your total Purchase Payments, your Return of Premium Death Benefit will be reduced by an amount that is greater than the dollar amount of your withdrawal.
●
For example, if you have made Purchase Payments totaling $100,000 and your Contract Value has dropped to $60,000, your death benefit is $100,000 so long as you have not taken any withdrawals. If, however, you take a $10,000 withdrawal (including a withdrawal to pay advisory fees), then we will reduce your total Purchase Payments proportionately to equal $83,333 ($100,000 x (1-$10,000 / $60,000). After the withdrawal, your death benefit is $83,333. Note that your death benefit decreased by more than the dollar amount of your withdrawal.
See the next question for information on potential reductions in the amount of the death benefit to collect any premium tax due.
Will there be any adjustments to the enhanced death benefit? We will reduce the death benefit offered under this rider by any uncollected premium tax, and, if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (however, if the death benefit is 1 above, we will not reduce the death benefit by any Credit Enhancements).
Note: If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
Are there age restrictions on purchasing this rider? The Owner and any Joint Owner must be 80 or younger on the Contract Date. See the discussion under “Death Benefit.”
Extra Credit — For an additional charge, as reflected in the Fee Table, under this rider, we will add a bonus, or “Credit Enhancement,” to your Contract Value equal to 3% of each Purchase Payment you make during the first Contract Year.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments. Assume:
(i)
The Owner purchased the Contract with the Extra Credit Rider.
(ii)
The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $3,000 ($100,000 x 3%). Thus, the Contract Value at issue would be $103,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $51,500, the amount of the $50,000 Purchase Payment plus $1,500 ($50,000 x 3%).

There are several important points for you to consider before purchasing this rider:
●
As discussed below, we will recapture all or part of any Credit Enhancement that has not yet vested if you make a full or partial withdrawal.
●
We may exclude all or part of any Credit Enhancements from death benefit proceeds. See “Death Benefit” and “Return of Premium Death Benefit.”
●
If you elect this rider, you must select an Annuity Start Date that is at least seven years after the effective date of the rider. This rider may not be appropriate for you if you want to annuitize sooner or if you are over age 63 at issue and will be required to annuitize the Contract at age 70½ to meet federal minimum distribution requirements for IRAs.
●
We expect to make a profit from the charge for this rider, and we pay for the Credit Enhancements through the rider charge and recapture of Credit Enhancements under the vesting schedule.
●
We will allocate any Credit Enhancement among the Subaccounts in the same proportion as your Purchase Payment.
What happens if I return the Contract? If you exercise your right to return the Contract during the Free-Look period, we will reduce your Contract Value by the value of any Credit Enhancements applied. See “Free-Look Right.”
What happens if I make withdrawals? If you make a full or partial withdrawal, we will recapture all or part of any Credit Enhancement that has not yet “vested.” An amount equal to 1/7 of each Credit Enhancement will vest as of each Contract anniversary and the Credit Enhancement will be fully vested at the end of seven Contract Years.
We will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount available under the Contract. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company. See “Contingent Deferred Sales Charge.”
The amount we will recapture upon withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. As of the date of the withdrawal, this percentage equals:
1.
The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal amount, divided by
2.
Contract Value immediately prior to the withdrawal.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount. Assume:
(i)
The Owner purchased the Contract with the Extra Credit Rider.
(ii)
The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $5,250 ($175,000 x 3%). Thus, the Contract Value at issue would be $180,250.
An amount equal to 1/7 of the Credit Enhancement vests each Contract anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $5,250 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$5,250
2	$750	$4,500
3	$1,500	$3,750
4	$2,250	$3,000
5	$3,000	$2,250
6	$3,750	$1,500
7	$4,500	$750

Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
8	$5,250	$0.00
Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
(Withdrawal Amount - Free Withdrawal Amount)	x	Unvested Credit Enhancement
(Contract Value Prior to Withdrawal - Unvested Credit Enhancement)
($20,000 - $10,000)	x	$3,750	=	$389.61
($100,000 - $3,750)
How do I know if this rider is right for me? The Extra Credit Rider would make sense for you only if:
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you do not expect to make Purchase Payments to the Contract after the first Contract Year, and
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you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed -5.00%.
This return represents the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The return is net of Contract and Underlying Fund expenses. This means that you would need to earn the return above plus the amount of applicable expenses to break even on the rider.
The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
What this all means is:
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if your actual returns are greater than the amount set forth above and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider.
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if your actual returns are less, or if you make additional Purchase Payments after the first Contract Year, you will be worse off than if you had not purchased the rider.
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The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Are there age restrictions on purchasing this rider? The Owner must be 80 or younger on the Contract Date.
Rider Available for Purchase Only Prior to February 1, 2010 — A rider previously offered with the Contract is no longer available for purchase. Please refer to Appendix B – Rider Available For Purchase Only Prior To February 1, 2010 for a description of this rider.
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the first Contract anniversary and may not be deferred beyond the Annuitant’s 90th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.
The Contract currently provides for six Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 6, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G for 45 years and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity.
Annuity Options 1 through 4 and 6 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis (note that less frequent payments will result in a larger payment amount, assuming the same amount is applied to purchase the annuity), although no payments will be made for less than $20. If the Company refuses to make payments of less than $20, the Company reserves the right to permit surrender of the Contract with no withdrawal charges in lieu of making such payments.
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 6, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 5.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 5, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charges and any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 5, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charges and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 5. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for the Annuity Options described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.

Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Option 1, there is no minimum number of payments guaranteed under this Annuity Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Annuity Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made.
Option 5 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. Annuity Payments are calculated on the basis of Annuity Units. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 6 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for the Annuity Options are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for the Annuity Options for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Annuity Option 5.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular Qualified Plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches their “applicable age” as defined in the Code. If the Annuitant attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If Annuitant attains age 74 after 2032, their applicable age is 75. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Rydex VIF U.S. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Rydex VIF U.S. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Business Disruption and Cybersecurity Risks — We rely on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g. affecting the internet, cloud services, or other infrastructure) or targeted (e.g. failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).
Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.
Systems failures and cybersecurity incidents affecting us, our affiliates, the Underlying Funds, intermediaries, service providers, and other third parties on whom we rely may adversely affect your contract value and interfere with our ability to process contract transactions and calculate contract values. Systems failures and cybersecurity breaches may cause us to be unable to process orders from our website or with the Underlying Funds, cause us to be unable to calculate unit values and/or the Underlying Funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value.
The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.
In addition, we are also exposed to risks related to natural and man-made disasters including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. They could interfere with our processing of contract transactions, including processing orders from Owners and orders with the Underlying Funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries, the Underlying Funds and the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, effective for plan years beginning in 2024, distributions of employee elective deferrals, qualified nonelective contributions, qualified matching contributions, and gains attributable to such contributions may now be made on account of hardship. Under prior provisions, distributions on account of hardship generally were limited to amounts attributable to employee elective deferrals. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. While the Company does not think that such will be the case, due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that an Owner of a Contract might be treated as the owner of a pro rata portion of the assets of the Separate Account.

The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account and its Underlying Funds. Moreover, in the event that regulations are adopted or rulings or other guidance are issued, there can be no assurance that the Separate Account and the Underlying Funds will be able to operate as currently described in the Prospectus (including the possibility that the number of Underlying Funds offered might need to be reduced), or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of an investment adviser) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the Participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the plan or subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract in most states.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $7,500 or $8,000 for owners age 50 or older (for 2025) or (ii) 100% of the individual’s taxable compensation (for 2025).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 in 2025 (indexed for inflation in future tax years). However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($126,000 to $146,000 for a married couple filing a joint return and $79,000 to $89,000 for a single taxpayer in 2025). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $236,000 to $246,000 (for 2025). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the contract owner reaches their applicable age (as defined above)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $150,000 to $165,000 in adjusted gross income for 2025 ($236,000 to $246,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue

Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.

Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
You will also receive an annual and semiannual shareholder report for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. The shareholder reports contain information required by federal securities laws and will also be available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277504&template=fsblny.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

Principal Underwriter. The Company has entered into a principal underwriting agreement with its affiliate, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through SDL’s registered representatives, as well as through registered representatives of broker-dealers that have entered into selling agreements with SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives of SDL and of Selling Broker-Dealers must be licensed as insurance agents by New York insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2024, 2023, and 2022, the amounts paid to SDL in connection with all contracts sold through the Separate Account were $0, $0, and $0, respectively. SDL passes through commissions it receives either to the SDL registered representatives involved in the sales process or to the Selling Broker-Dealers for their sales of the Contract, as applicable. SDL does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 0.15% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 0.05% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, Kansas 66675-0497 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277504&template=fsblny.
Financial Statements — You can find financial statements for First Security Benefit Life Insurance and Annuity Company of New York and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277504&template=fsblny. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.

APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended or updated from time to time, and can be found online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277504&template=fsblny. You can view, download, and print copies of Underlying Fund documents at this website. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to FSBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://www.fsbl.com/performance.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Mid Cap Value	AB Discovery Value – Class B Adviser: AllianceBernstein L.P.	1.06%	9.72%	8.57%	7.36%
Large Cap Value	AB Relative Value – Class B Adviser: AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Global Equity	AB Sustainable Global Thematic – Class B Adviser: AllianceBernstein L.P.	1.21%	5.96%	8.77%	9.45%
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.13%	10.43%	3.15%	3.82%
Global Equity	AFIS Capital World Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.02%	13.70%	7.04%	8.17%
Government Bond	AFIS U.S. Government Securities – Class 4 Adviser: Capital Research and Management Company	0.83%	0.44%	-0.13%	0.84%
Large Cap Blend	AFIS Washington Mutual Investors – Class 4 Adviser: Capital Research and Management Company	0.90%	18.85%	11.92%	9.99%
Large Cap Growth	Alger Capital Appreciation – Class S2 Adviser: Fred Alger Management, LLC	1.19%	47.77%	17.55%	15.25%
Large Cap Growth	Alger Large Cap Growth – Class I-2 Adviser: Fred Alger Management, LLC	0.87%	42.89%	16.79%	13.87%
Mid Cap Blend	Allspring Opportunity VT – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.08%	15.05%	11.72%	10.78%
Large Cap Growth	Allspring VT Discovery All Cap Growth – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.07%	21.00%	10.75%	12.12%
Specialty-Sector	ALPS/Alerian Energy Infrastructure – Class III Adviser: ALPS Advisors, Inc.	1.31%	40.60%	14.15%	5.07%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.79%	16.11%	8.04%	8.05%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management Company	0.98%	-3.32%	-2.65%	-0.33%
A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.01%	13.39%	9.49%	10.46%
Global Equity	American Funds IS® Global Small Capitalization – Class 4 Adviser: Capital Research and Management Company	1.20%	2.12%	2.74%	5.54%
Large Cap Growth	American Funds IS® Growth – Class 4 Adviser: Capital Research and Management Company	0.84%	31.29%	18.53%	16.29%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.78%	23.93%	12.73%	11.93%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management Company	1.03%	2.93%	0.97%	3.75%
International Equity	American Funds IS® International Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.06%	3.11%	2.28%	3.73%
Intermediate Term Bond	American Funds IS® Mortgage – Class 4 Adviser: Capital Research and Management Company	0.88%	0.35%	-0.30%	0.78%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management Company	1.14%	6.33%	4.29%	5.96%
Large Cap Blend	BlackRock Advantage Large Cap Core V.I. – Class III Adviser: BlackRock Advisors, LLC	1.06%	25.11%	13.81%	12.07%
Large Cap Value	BlackRock Basic Value V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	10.05%	8.72%	7.48%
Large Cap Growth	BlackRock Capital Appreciation V.I. – Class III Adviser: BlackRock Advisors, LLC	1.47%	31.93%	15.84%	14.77%
Large Cap Value	BlackRock Equity Dividend V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	9.71%	7.98%	8.79%
Global Allocation	BlackRock Global Allocation V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited; BlackRock International Limited	1.16%	9.01%	5.74%	5.33%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.89%	7.85%	4.17%	4.74%
Large Cap Growth	BlackRock Large Cap Focus Growth V.I. – Class III Adviser: BlackRock Advisors, LLC	1.22%	31.39%	15.88%	15.01%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	7.96%	7.70%	8.33%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.15%	25.39%	15.29%	14.79%
A-2

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Blend	BNY Mellon Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Mellon Investments Corporation	0.52%	24.34%	13.92%	12.53%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co., LLC	1.10%	12.48%	11.66%	11.28%
Global Equity	Dimensional VA Equity Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.48%	15.10%	10.74%	N/A
Global Bond	Dimensional VA Global Bond Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.21%	5.38%	0.81%	1.53%
Global Allocation	Dimensional VA Global Moderate Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP	0.44%	11.99%	7.77%	6.95%
International Equity	Dimensional VA International Small Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.39%	3.82%	4.11%	5.91%
International Equity	Dimensional VA International Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.28%	6.62%	7.08%	5.62%
Short Term Bond	Dimensional VA Short-Term Fixed Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.12%	5.48%	1.91%	1.57%
Large Cap Value	Dimensional VA U.S. Large Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.21%	13.38%	8.43%	8.52%
Small Cap Value	Dimensional VA U.S. Targeted Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.28%	8.14%	12.55%	9.46%
Large Value	Donoghue Forlines Dividend VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	2.76%	12.76%	3.75%	1.43%
Tactical Allocation	Donoghue Forlines Momentum VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	1.56%	23.03%	7.90%	6.83%
Mid Cap Value	DWS Small Mid Cap Value VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.23%	5.79%	5.51%	5.20%
A-3

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Floating Rate Bond	Eaton Vance VT Floating-Rate Income - Initial Class Adviser: Eaton Vance Management	1.19%	7.68%	4.24%	3.92%
Intermediate Government	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.97%	0.58%	-1.14%	0.45%
High Yield Bond	Federated Hermes High Income Bond II – Service Class Adviser: Federated Investment Management Company	1.12%	5.85%	2.92%	4.22%
Balanced/Asset Allocation	Fidelity® VIP Balanced – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.67%	15.58%	10.57%	9.35%
Large Cap Blend	Fidelity® VIP Contrafund® – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.81%	33.45%	16.74%	13.33%
Small Cap Blend	Fidelity® VIP Disciplined Small Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC	0.57%	16.57%	10.28%	8.35%
Emerging Markets	Fidelity® VIP Emerging Markets – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	1.13%	9.71%	4.09%	5.78%
Large Cap Growth	Fidelity® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.74%	21.91%	13.10%	11.11%
Large Cap Growth	Fidelity® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.82%	38.54%	18.46%	17.93%
High Yield Bond	Fidelity® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.07%	8.62%	2.47%	3.90%
Large Cap Blend	Fidelity® VIP Index 500 – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.34%	24.59%	14.12%	12.71%
A-4

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Intermediate Term Bond	Fidelity® VIP Investment Grade Bond – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.63%	1.50%	0.20%	1.68%
Mid Cap Growth	Fidelity® VIP Mid Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.82%	17.18%	11.06%	8.94%
International Equity	Fidelity® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.98%	4.81%	5.50%	6.06%
Specialty-Sector	Fidelity® VIP Real Estate – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.86%	6.25%	1.94%	3.67%
Multi-Sector Bond	Fidelity® VIP Strategic Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.89%	5.78%	2.54%	3.34%
Multi Cap Growth	Franklin DynaTech VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.87%	30.44%	13.64%	12.67%
Large Cap Value	Franklin Growth and Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.00%	17.99%	9.63%	9.30%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.73%	7.20%	5.29%	5.27%
Large Cap Growth	Franklin Large Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.07%	26.30%	13.42%	12.71%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.16%	4.66%	6.42%	5.87%
Large Cap Value	Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Large Cap Blend	Franklin Rising Dividends VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.89%	10.79%	10.30%	10.44%
A-5

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.91%	11.71%	8.36%	8.17%
Small Cap Growth	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.09%	11.04%	9.75%	9.32%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.05%	4.02%	1.19%	1.98%
Government Bond	Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.78%	1.37%	-0.52%	0.53%
International Equity	Goldman Sachs VIT International Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.34%	5.80%	5.19%	4.61%
Large Cap Value	Goldman Sachs VIT Large Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.06%	16.74%	9.59%	7.74%
Mid Cap Growth	Goldman Sachs VIT Mid Cap Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.38%	20.23%	11.04%	10.20%
Mid Cap Value	Goldman Sachs VIT Mid Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.09%	12.12%	9.57%	7.71%
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.12%	18.76%	8.73%	8.69%
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.04%	31.99%	16.47%	14.61%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.30%	6.83%	3.83%	3.84%
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	2.23%	0.37%	3.73%	0.75%
High Yield Bond	Guggenheim VIF High Yield Adviser: Guggenheim Partners Investment Management, LLC	1.32%	7.63%	3.73%	4.43%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.87%	-3.66%	2.43%	1.68%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Guggenheim Partners Investment Management, LLC	0.98%	3.09%	1.01%	2.51%
International Equity	Invesco Oppenheimer V.I. International Growth Fund – Series II Adviser: Invesco Advisers, Inc.	1.42%	-1.81%	2.83%	4.15%
Large Cap Growth	Invesco V.I. American Franchise – Series II Adviser: Invesco Advisers, Inc.	1.10%	34.56%	15.56%	13.88%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%
A-6

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Global Allocation	Invesco V.I. Balanced-Risk Allocation – Series II Adviser: Invesco Advisers, Inc.	1.57%	3.56%	2.51%	3.57%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%
Large Cap Blend	Invesco V.I. Core Equity – Series II Adviser: Invesco Advisers, Inc.	1.05%	25.29%	12.07%	9.15%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.10%	23.92%	9.92%	11.29%
Large Blend	Invesco V.I. Equally-Weighted S&P 500 – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Capital Management LLC	0.59%	12.47%	10.20%	9.65%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	11.91%	8.12%	7.09%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.15%	0.34%	2.97%	4.10%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Global Equity	Invesco V.I. Global Core Equity – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.24%	16.72%	7.62%	6.93%
Specialty-Sector	Invesco V.I. Global Real Estate – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.27%	-2.11%	-2.64%	1.26%
Multi-Sector Bond	Invesco V.I. Global Strategic Income – Series II Adviser: Invesco Advisers, Inc.	1.19%	2.79%	-0.43%	1.28%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.95%	1.48%	-0.40%	0.67%
Large Cap Value	Invesco V.I. Growth and Income – Series II Adviser: Invesco Advisers, Inc.	1.00%	15.72%	9.81%	8.53%
Specialty-Sector	Invesco V.I. Health Care – Series II Adviser: Invesco Advisers, Inc.	1.24%	3.87%	3.38%	5.13%
High Yield Bond	Invesco V.I. High Yield – Series II Adviser: Invesco Advisers, Inc.	1.14%	7.59%	2.72%	3.55%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.19%	16.79%	8.83%	7.68%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%
Small Cap Blend	Invesco V.I. Small Cap Equity – Series II Adviser: Invesco Advisers, Inc.	1.20%	17.85%	10.60%	7.82%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.97%	15.32%	9.61%	12.12%
A-7

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Growth	Janus Henderson VIT Forty – Service Class Adviser: Janus Henderson Investors US LLC	0.83%	28.14%	15.12%	15.36%
Mid Cap Value	Janus Henderson VIT Mid Cap Value – Service Class Adviser: Janus Henderson Investors US LLC	1.18%	12.80%	6.86%	7.33%
International Equity	Janus Henderson VIT Overseas – Service Class Adviser: Janus Henderson Investors US LLC	1.13%	5.58%	6.95%	5.29%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.92%	34.96%	16.49%	14.25%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.99%	6.72%	1.90%	3.73%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC2 Adviser: Lord, Abbett & Co. LLC	1.25%	22.18%	7.27%	8.59%
Large Cap Blend	Lord Abbett Series Dividend Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.99%	22.14%	12.23%	11.16%
Large Cap Blend	Lord Abbett Series Fundamental Equity VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.19%	16.65%	8.81%	7.91%
Large Cap Blend	Lord Abbett Series Growth and Income VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.93%	20.60%	10.37%	9.05%
Mid Cap Growth	Lord Abbett Series Growth Opportunities VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.13%	30.61%	7.67%	9.37%
Mid Cap Value	Lord Abbett Series Mid Cap Stock VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.14%	14.90%	9.21%	6.83%
Intermediate Term Bond	Lord Abbett Series Total Return VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.71%	2.66%	0.11%	1.50%
Large Cap Value	LVIP American Century Disciplined Core Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.00%	12.84%	7.91%	7.97%
Inflation- Protected Bond	LVIP American Century Inflation Protection – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.76%	1.54%	1.22%	1.73%
International Equity	LVIP American Century International – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.19%	2.46%	3.39%	4.77%
Mid Cap Value	LVIP American Century Mid Cap Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.03%	8.52%	7.13%	7.87%
A-8

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Value	LVIP American Century Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.91%	9.29%	8.41%	8.01%
Intermediate Core Bond	LVIP JPMorgan Core Bond – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.72%	1.46%	-0.19%	1.24%
Small Cap Blend	LVIP JPMorgan Small Cap Core – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	1.00%	11.44%	6.77%	7.02%
Large Cap Blend	LVIP JPMorgan U.S. Equity – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.90%	23.68%	15.45%	13.11%
Global Allocation	Macquarie VIP Asset Strategy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.03%	12.44%	6.56%	5.27%
Balanced/Asset Allocation	Macquarie VIP Balanced - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.04%	15.60%	8.30%	7.14%
Large Cap Growth	Macquarie VIP Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	25.69%	14.99%	12.09%
Specialty-Sector	Macquarie VIP Energy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.24%	-5.60%	5.79%	-1.89%
Global Equity	Macquarie VIP Global Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.27%	17.08%	10.48%	9.27%
Large Cap Growth	Macquarie VIP Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	23.89%	16.13%	15.26%
High Yield Bond	Macquarie VIP High Income - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.97%	6.20%	3.51%	4.13%
A-9

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
International Equity	Macquarie VIP International Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.17%	3.79%	4.71%	4.24%
Short Term Bond	Macquarie VIP Limited-Term Bond - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.84%	4.33%	1.64%	1.74%
Mid Cap Growth	Macquarie VIP Mid Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.16%	2.20%	7.96%	9.88%
Specialty-Sector	Macquarie VIP Natural Resources - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.28%	-0.58%	5.81%	0.98%
Specialty-Sector	Macquarie VIP Science and Technology - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.16%	30.59%	14.05%	13.54%
Small Cap Growth	Macquarie VIP Small Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.18%	14.26%	6.25%	7.53%
Small Cap Blend	Macquarie VIP Smid Cap Core - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.18%	14.26%	7.79%	8.41%
Large Cap Value	Macquarie VIP Value - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.02%	6.47%	7.96%	7.52%
Emerging Markets	MFS® VIT Emerging Markets Equity – Service Class Adviser: Massachusetts Financial Services Company	2.09%	11.31%	0.24%	3.14%
Global Allocation	MFS® VIT Global Tactical Allocation – Service Class Adviser: Massachusetts Financial Services Company	1.13%	4.68%	2.87%	3.66%
High Yield Bond	MFS® VIT High Yield – Service Class Adviser: Massachusetts Financial Services Company	1.05%	6.53%	2.93%	3.98%
Large Cap Growth	MFS® VIT II MA Investors Growth Stock – Service Class Adviser: Massachusetts Financial Services Company	1.04%	15.98%	12.16%	12.91%
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.22%	2.78%	3.64%	4.95%
International Equity	MFS® VIT International Intrinsic Value – Service Class Adviser: Massachusetts Financial Services Company	1.17%	6.97%	4.88%	7.26%
A-10

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Blend	MFS® VIT Investors Trust – Service Class Adviser: Massachusetts Financial Services Company	1.04%	19.22%	11.12%	10.81%
Small Cap Growth	MFS® VIT New Discovery – Service Class Adviser: Massachusetts Financial Services Company	1.20%	6.44%	4.71%	8.92%
Large Cap Blend	MFS® VIT Research – Service Class Adviser: Massachusetts Financial Services Company	1.04%	18.56%	11.60%	11.38%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	7.46%	5.89%	6.20%
Intermediate Term Bond	MFS® VIT Total Return Bond – Service Class Adviser: Massachusetts Financial Services Company	0.79%	2.33%	0.14%	1.64%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.05%	11.34%	5.61%	6.02%
Emerging Markets Bond	Morgan Stanley VIF Emerging Markets Debt – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.58%	11.28%	0.87%	2.87%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.51%	7.72%	1.23%	3.03%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	14.58%	8.63%	8.05%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.86%	10.17%	5.53%	5.54%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.97%	5.29%	1.75%	2.50%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.87%	12.67%	7.32%	7.00%
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.92%	7.97%	3.81%	4.13%
Multi Cap Value	NAA All Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.13%	10.25%	8.87%	8.54%
Large Cap Value	NAA Large Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.02%	13.46%	9.70%	8.86%
A-11

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Blend	NAA Large Core Series Adviser: New Age Alpha Advisors, LLC	1.16%	25.88%	14.10%	12.69%
Large Cap Growth	NAA Large Growth Series Adviser: New Age Alpha Advisors, LLC	1.15%	32.18%	17.69%	15.83%
Mid Cap Growth	NAA Mid Growth Series Adviser: New Age Alpha Advisors, LLC	1.16%	17.37%	9.98%	10.38%
Small Cap Value	NAA Small Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.27%	8.51%	7.56%	6.57%
Small Cap Growth	NAA Small Growth Series Adviser: New Age Alpha Advisors, LLC	1.45%	12.76%	7.06%	8.07%
Mid Cap Value	NAA SMid-Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.15%	9.05%	8.67%	8.42%
Global Equity	NAA World Equity Income Series Adviser: New Age Alpha Advisors, LLC	1.14%	12.59%	8.33%	7.69%
Specialty	Neuberger Berman AMT Sustainable Equity – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.89%	25.84%	13.97%	11.44%
Specialty	PIMCO VIT All Asset – Advisor Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	2.44%	3.57%	4.31%	4.25%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Advisor Class Adviser: Pacific Investment Management Company LLC	2.54%	3.97%	6.98%	1.55%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.38%	7.42%	0.82%	3.27%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.18%	-0.60%	-0.43%	0.72%
Global Allocation	PIMCO VIT Global Managed Asset Allocation – Advisor Class Adviser: Pacific Investment Management Company LLC	1.39%	10.75%	6.03%	5.75%
High Yield Bond	PIMCO VIT High Yield – Advisor Class Adviser: Pacific Investment Management Company LLC	0.90%	6.78%	3.25%	4.39%
International Bond	PIMCO VIT International Bond Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.08%	-3.50%	-3.26%	-0.84%
Short Term Bond	PIMCO VIT Low Duration – Advisor Class Adviser: Pacific Investment Management Company LLC	0.77%	4.39%	0.98%	1.18%
Inflation- Protected Bond	PIMCO VIT Real Return – Advisor Class Adviser: Pacific Investment Management Company LLC	1.17%	2.03%	1.83%	2.05%
Short Term Bond	PIMCO VIT Short-Term – Advisor Class Adviser: Pacific Investment Management Company LLC	0.72%	5.95%	2.66%	2.29%
A-12

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.89%	2.43%	-0.13%	1.43%
Multi Cap Blend	Putnam VT Core Equity – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.93%	26.96%	16.06%	13.17%
Multi-Sector Bond	Putnam VT Diversified Income – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	1.09%	5.76%	-0.04%	1.95%
Global Allocation	Putnam VT Global Asset Allocation – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited; The Putnam Advisory Company, LLC	1.15%	16.36%	8.00%	7.00%
High Yield Bond	Putnam VT High Yield – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	0.98%	7.86%	3.38%	4.25%
Intermediate Term Bond	Putnam VT Income – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	0.85%	2.32%	-1.41%	1.03%
Large Cap Growth	Putnam VT Large Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.89%	33.41%	17.91%	16.21%
Large Cap Value	Putnam VT Large Cap Value – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.80%	19.14%	12.45%	10.88%
Small Cap Growth	Putnam VT Small Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	1.18%	23.33%	12.97%	9.64%
Specialty-Sector	Rydex VIF Banking Adviser: Security Investors, LLC	1.80%	23.11%	5.15%	6.15%
Specialty-Sector	Rydex VIF Basic Materials Adviser: Security Investors, LLC	1.78%	-2.47%	7.17%	6.42%
Specialty-Sector	Rydex VIF Biotechnology Adviser: Security Investors, LLC	1.79%	-1.40%	2.11%	3.52%
Specialty-Sector	Rydex VIF Commodities Strategy Adviser: Security Investors, LLC	2.00%	8.29%	6.11%	0.05%
Specialty-Sector	Rydex VIF Consumer Products Adviser: Security Investors, LLC	1.78%	4.42%	3.55%	4.80%
A-13

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Specialty	Rydex VIF Dow 2x Strategy Adviser: Security Investors, LLC	1.89%	20.63%	11.13%	15.58%
Specialty-Sector	Rydex VIF Electronics Adviser: Security Investors, LLC	1.78%	16.13%	21.13%	19.69%
Specialty-Sector	Rydex VIF Energy Adviser: Security Investors, LLC	1.78%	0.07%	8.35%	0.21%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.78%	-7.90%	0.19%	-9.33%
International Equity	Rydex VIF Europe 1.25x Strategy Adviser: Security Investors, LLC	1.91%	-3.00%	3.80%	3.52%
Specialty-Sector	Rydex VIF Financial Services Adviser: Security Investors, LLC	1.79%	22.26%	9.03%	8.33%
Government Bond	Rydex VIF Government Long Bond 1.2x Strategy Adviser: Security Investors, LLC	1.46%	-12.46%	-10.37%	-4.02%
Specialty-Sector	Rydex VIF Health Care Adviser: Security Investors, LLC	1.78%	0.14%	5.47%	6.51%
High Yield Bond	Rydex VIF High Yield Strategy Adviser: Security Investors, LLC	1.74%	6.68%	1.50%	3.71%
Specialty-Sector	Rydex VIF Internet Adviser: Security Investors, LLC	1.79%	23.40%	8.91%	10.93%
Specialty	Rydex VIF Inverse Dow 2x Strategy Adviser: Security Investors, LLC	1.88%	-15.94%	-24.02%	-23.94%
Specialty	Rydex VIF Inverse Government Long Bond Strategy Adviser: Security Investors, LLC	5.19%	16.91%	7.26%	1.10%
Specialty	Rydex VIF Inverse Mid-Cap Strategy Adviser: Security Investors, LLC	1.89%	6.36%	-11.74%	-10.57%
Specialty	Rydex VIF Inverse NASDAQ-100® Strategy Adviser: Security Investors, LLC	1.93%	-15.79%	-18.59%	-17.35%
Specialty	Rydex VIF Inverse Russell 2000® Strategy Adviser: Security Investors, LLC	1.89%	-5.64%	-11.13%	-10.29%
Specialty	Rydex VIF Inverse S&P 500 Strategy Adviser: Security Investors, LLC	1.89%	-13.11%	-13.36%	-12.21%
International Equity	Rydex VIF Japan 2x Strategy Adviser: Security Investors, LLC	1.68%	1.01%	-1.35%	6.25%
Specialty-Sector	Rydex VIF Leisure Adviser: Security Investors, LLC	1.79%	16.50%	4.77%	6.43%
Mid Cap Blend	Rydex VIF Mid-Cap 1.5x Strategy Adviser: Security Investors, LLC	1.87%	15.26%	9.51%	9.99%
Large Cap Growth	Rydex VIF NASDAQ-100® Adviser: Security Investors, LLC	1.76%	23.91%	17.87%	16.48%
A-14

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Growth	Rydex VIF NASDAQ-100® 2x Strategy Adviser: Security Investors, LLC	1.97%	41.90%	27.93%	28.15%
Large Cap Blend	Rydex VIF Nova Adviser: Security Investors, LLC	1.74%	32.76%	16.37%	15.44%
Specialty-Sector	Rydex VIF Precious Metals Adviser: Security Investors, LLC	1.69%	8.12%	4.01%	6.67%
Specialty-Sector	Rydex VIF Real Estate Adviser: Security Investors, LLC	1.79%	5.03%	1.22%	3.44%
Specialty-Sector	Rydex VIF Retailing Adviser: Security Investors, LLC	1.79%	16.60%	9.90%	7.99%
Small Cap Blend	Rydex VIF Russell 2000® 1.5x Strategy Adviser: Security Investors, LLC	1.94%	10.95%	4.79%	6.95%
Small Cap Blend	Rydex VIF Russell 2000® 2x Strategy Adviser: Security Investors, LLC	1.97%	9.55%	2.34%	6.32%
Large Cap Blend	Rydex VIF S&P 500 2x Strategy Adviser: Security Investors, LLC	1.96%	42.25%	18.36%	18.43%
Large Cap Growth	Rydex VIF S&P 500 Pure Growth Adviser: Security Investors, LLC	1.69%	26.67%	9.44%	9.23%
Large Cap Value	Rydex VIF S&P 500 Pure Value Adviser: Security Investors, LLC	1.69%	10.84%	6.32%	5.99%
Mid Cap Growth	Rydex VIF S&P MidCap 400 Pure Growth Adviser: Security Investors, LLC	1.69%	16.15%	8.58%	6.25%
Mid Cap Value	Rydex VIF S&P MidCap 400 Pure Value Adviser: Security Investors, LLC	1.69%	4.42%	12.27%	8.56%
Small Cap Growth	Rydex VIF S&P SmallCap 600 Pure Growth Adviser: Security Investors, LLC	1.69%	8.19%	4.21%	5.62%
Small Cap Value	Rydex VIF S&P SmallCap 600 Pure Value Adviser: Security Investors, LLC	1.69%	3.74%	9.22%	5.40%
Specialty	Rydex VIF Strengthening Dollar 2x Strategy Adviser: Security Investors, LLC	2.13%	21.01%	6.23%	4.68%
Specialty-Sector	Rydex VIF Technology Adviser: Security Investors, LLC	1.78%	23.97%	16.19%	15.82%
Specialty-Sector	Rydex VIF Telecommunications Adviser: Security Investors, LLC	1.82%	15.73%	1.71%	3.07%
Specialty-Sector	Rydex VIF Transportation Adviser: Security Investors, LLC	1.79%	1.56%	7.13%	5.26%
Money Market	Rydex VIF U.S. Government Money Market Adviser: Security Investors, LLC	1.43%	3.89%	1.67%	0.98%
Specialty-Sector	Rydex VIF Utilities Adviser: Security Investors, LLC	1.79%	19.86%	4.09%	6.09%
A-15

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Specialty	Rydex VIF Weakening Dollar 2x Strategy Adviser: Security Investors, LLC	2.10%	-13.21%	-7.24%	-6.27%
Large Cap Growth	T. Rowe Price Blue Chip Growth – Class II Adviser: T. Rowe Price Associates, Inc.	0.99%	35.17%	14.18%	14.48%
Large Cap Value	T. Rowe Price Equity Income – Class II Adviser: T. Rowe Price Associates, Inc.	0.98%	11.38%	8.21%	8.00%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	1.42%	5.81%	8.20%
Short Term Bond	T. Rowe Price Limited-Term Bond – Class II Adviser: T. Rowe Price Associates, Inc.	0.84%	4.70%	1.72%	1.56%
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.37%	7.67%	0.88%	3.98%
International Equity	Templeton Foreign VIP Fund – Class 2 Adviser: Templeton Investment Counsel, LLC	1.08%	-1.00%	2.60%	2.38%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.77%	-11.37%	-4.85%	-2.03%
Global Equity	Templeton Growth VIP Fund – Class 2 Adviser: Templeton Global Advisors Limited Sub-Adviser: Templeton Asset Management Ltd.	1.18%	5.40%	4.60%	4.08%
World Large Stock	Third Avenue Value Adviser: Third Avenue Management LLC	1.36%	-2.27%	10.31%	5.45%
Balanced/Asset Allocation	TOPS® Aggressive Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	11.72%	7.98%	N/A
Balanced/Asset Allocation	TOPS® Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	6.58%	4.40%	N/A
Balanced/Asset Allocation	TOPS® Conservative ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.81%	5.76%	3.50%	N/A
Balanced/Asset Allocation	TOPS® Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	10.48%	7.10%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.01%	5.28%	-2.28%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	7.86%	3.96%	N/A
A-16

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Balanced/Asset Allocation	TOPS® Managed Risk Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	3.19%	2.21%	N/A
Balanced/Asset Allocation	TOPS® Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	8.48%	5.79%	N/A
Specialty-Sector	VanEck VIP Global Gold – Class S Adviser: Van Eck Associates Corporation	1.58%	14.41%	5.46%	6.69%
Specialty-Sector	VanEck VIP Global Resources – Class S Adviser: Van Eck Associates Corporation	1.30%	-3.09%	7.28%	0.57%
Balanced/Asset Allocation	Vanguard® VIF Balanced Adviser: Wellington Management Company LLP	0.20%	14.80%	8.18%	8.37%
Large Cap Growth	Vanguard® VIF Capital Growth Adviser: PRIMECAP Management Company	0.34%	13.41%	11.86%	12.37%
Asset Allocation/ Lifestyle	Vanguard® VIF Conservative Allocation Adviser: The Vanguard Group, Inc.	0.13%	7.49%	4.04%	4.90%
Large Cap Value	Vanguard® VIF Diversified Value Adviser: Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC	0.28%	14.89%	12.24%	9.76%
Large Cap Value	Vanguard® VIF Equity Income Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.29%	15.12%	9.85%	9.89%
Large Cap Blend	Vanguard® VIF Equity Index Adviser: The Vanguard Group, Inc.	0.14%	24.84%	14.36%	12.95%
Global Bond	Vanguard® VIF Global Bond Index Adviser: The Vanguard Group, Inc.	0.13%	2.03%	-0.23%	N/A
Large Cap Growth	Vanguard® VIF Growth Adviser: Wellington Management Company LLP	0.34%	33.14%	15.96%	14.67%
High Yield Bond	Vanguard® VIF High Yield Bond Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.24%	6.30%	3.37%	4.53%
International Equity	Vanguard® VIF International Adviser: Baillie Gifford Overseas Ltd; Schroder Investment Management North America Inc.	0.31%	9.01%	6.27%	8.40%
Mid Cap Blend	Vanguard® VIF Mid-Cap Index Adviser: The Vanguard Group, Inc.	0.17%	15.08%	9.70%	9.41%
Asset Allocation/ Lifestyle	Vanguard® VIF Moderate Allocation Adviser: The Vanguard Group, Inc.	0.13%	10.32%	6.06%	6.52%
Specialty-Sector	Vanguard® VIF Real Estate Index Adviser: The Vanguard Group, Inc.	0.26%	4.74%	2.84%	4.99%
A-17

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Short Term Bond	Vanguard® VIF Short Term Investment Grade Adviser: The Vanguard Group, Inc.	0.14%	4.89%	1.97%	2.24%
Small Cap Growth	Vanguard® VIF Small Company Growth[2] Adviser: ArrowMark Colorado Holdings, LLC; The Vanguard Group, Inc.	0.29%	11.38%	6.96%	8.66%
Intermediate Term Bond	Vanguard® VIF Total Bond Market Index Adviser: The Vanguard Group, Inc.	0.14%	1.24%	-0.39%	1.25%
International Equity	Vanguard® VIF Total International Stock Market Index Adviser: The Vanguard Group, Inc.	0.11%	5.06%	4.23%	N/A
Large Cap Blend	Vanguard® VIF Total Stock Market Index Adviser: The Vanguard Group, Inc.	0.13%	23.71%	13.67%	12.37%
Intermediate Term Bond	Victory Pioneer Bond VCT – Class II Adviser: Victory Capital Management Inc.	0.85%	3.01%	0.43%	1.73%
Large Cap Value	Victory Pioneer Equity Income VCT - Class II Adviser: Victory Capital Management Inc.	1.06%	10.97%	6.48%	7.99%
High Yield Bond	Victory Pioneer High Yield VCT - Class II Adviser: Victory Capital Management Inc.	1.38%	8.48%	2.78%	3.91%
Multi-Sector Bond	Victory Pioneer Strategic Income VCT - Class II Adviser: Victory Capital Management Inc.	1.42%	3.87%	1.34%	2.42%
Specialty-Sector	Virtus Duff & Phelps Real Estate Securities Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Duff & Phelps Investment Management Co.	1.16%	10.92%	5.58%	6.12%
Small Cap Growth	Virtus KAR Small-Cap Growth Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.26%	9.72%	6.80%	14.30%
Multi-Sector Bond	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Virtus Fixed Income Advisers, LLC	0.94%	5.91%	2.32%	3.34%
International Equity	Virtus SGA International Growth Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Sustainable Growth Advisers, LP	1.16%	-5.59%	3.96%	2.05%
Balanced/Asset Allocation	Virtus Tactical Allocation Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Kayne Anderson Rudnick Investment Management, LLC; Virtus Fixed Income Advisers, LLC	1.03%	13.80%	6.83%	6.48%
Mid Cap Growth	Voya MidCap Opportunities Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	1.35%	15.22%	10.72%	10.16%
A-18

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Specialty-Sector	VY® CBRE Global Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.46%	-0.02%	1.24%	2.74%
Specialty-Sector	VY® CBRE Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.41%	4.14%	4.08%	4.94%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Franklin Templeton Fund Adviser, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited (London); Western Asset Management Company Pte. Ltd. (Singapore)	1.06%	6.70%	1.81%	3.45%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Optional Rider Investment Restrictions

The optional riders are not subject to investment restrictions.
A-19

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=336277504&template=fsblny.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000049771

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued on or after April 18, 2011)
May 1, 2025
Variable Annuity Account A
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207 1-800-355-4570 www.fsbl.com	First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the EliteDesigns Variable Annuity dated May 1, 2025, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
7013C (PRS)
32-70130-03 2025/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. On September 8, 1995, the Company merged with and is the successor corporation of Pioneer National Life Insurance Company, a stock life insurance company organized under the laws of the State of Kansas. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established Variable Annuity Account A as a separate account under New York law on January 22, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2024, 2023, and 2022, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $0, $0, and $0, respectively. SDL passes through commissions it receives either to the SDL registered representatives involved in the sales process or to the Selling Broker-Dealers for their sales of the Contract, as applicable. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Additional Payments to Service Providers

The Company has entered into an administrative services agreement with its affiliate, Security Benefit Life Insurance Company (“SBL”). Pursuant to this agreement, SBL provides management and administrative services for the Separate Account and the Contract, including underwriting, claims, and actuarial services. The Company reimburses SBL for the services and facilities it provides to the Company. For the years ended December 31, 2024, 2023, and 2022, the Company paid $229,608, $235,696, and $267,735, respectively, under the agreement.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
2

Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0%, and the administration charge of 0.25%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the minimum mortality and expense risk charge and the administration charge, or if you have elected a rider, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Invesco V.I. Main Street Small Cap Fund® Subaccount and the Return of Premium Death Benefit Rider (with an annual charge of 0.35% for Contracts issued on or after February 1, 2013), the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.20%
Plus: Optional Rider Charge	+	0.35%
Less: Minimum Charge	-	0.00%
Excess Charge on an Annual Basis		0.55%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00466
Net Subaccount Adjustment Per Unit		$0.02034
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$101.70
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Invesco V.I. Main Street Small Cap Fund® Subaccount as follows: $0.02034 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 10.196 Accumulation Units. On the Reinvestment Date, 10.196 Accumulation Units are added to Contract Value for a total of 5,010.196 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract
3

Value on the Reinvestment Date is equal to 5,010.196 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,976.70 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 0.30% during the Annuity Period. This charge is factored into the annuity unit values on each Valuation Date.
Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $7,000 (for 2025) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 in 2025 (indexed for inflation in future tax years).
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2025) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2025) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $70,000 (for 2025). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex VIF U.S. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Rydex VIF U.S. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex VIF U.S. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum
4

mortality and expense risk charge of 0.20%; (2) the highest Return of Premium Death Benefit Rider Charge of 0.35%; and the administration charge of 0.25%.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of all fees and charges since the date of inception of the Separate Account or Subaccount.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis).
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and the financial statements of Variable Annuity Account A at December 31, 2024, and for each of the specified periods ended December 31, 2024 and 2023, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and the financial statements of Variable Annuity Account A at December 31, 2024, and for each of the specified periods ended December 31, 2024 and 2023, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The financial statements of First Security Benefit Life Insurance and Annuity Company of New York, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
5

ELITEDESIGNS® II VARIABLE ANNUITY
May 1, 2025
Variable Annuity Account A
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207 1-800-355-4570 www.fsbl.com	First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the EliteDesigns II Variable Annuity dated May 1, 2025, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
7013E (COMM)
32-70130-05 2025/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. On September 8, 1995, the Company merged with and is the successor corporation of Pioneer National Life Insurance Company, a stock life insurance company organized under the laws of the State of Kansas. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established Variable Annuity Account A as a separate account under New York law on January 22, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2024, 2023, and 2022, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $0, $0, and $0, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Additional Payments to Service Providers

The Company has entered into an administrative services agreement with its affiliate, Security Benefit Life Insurance Company (“SBL”). Pursuant to this agreement, SBL provides management and administrative services for the Separate Account and the Contract, including underwriting, claims, and actuarial services. The Company reimburses SBL for the services and facilities it provides to the Company. For the years ended December 31, 2024, 2023, and 2022, the Company paid $229,608, $235,696, and $267,735, respectively, under the agreement.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
2

Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 1.00%, and the administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount), on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the minimum mortality and expense risk charge and the administration charge, or if you have elected a rider, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Invesco V.I. Main Street Small Cap Fund® Subaccount and the Return of Premium Death Benefit Rider (with an annual charge of 0.35%), the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		1.20%
Plus: Optional Rider Charge	+	0.35%
Less: Minimum Charge	-	1.00%
Excess Charge on an Annual Basis		0.55%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00466
Net Subaccount Adjustment Per Unit		$0.02034
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$101.70
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Invesco V.I. Main Street Small Cap Fund® Subaccount as follows: $0.02034 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 10.196 Accumulation Units. On the Reinvestment Date, 10.196 Accumulation Units are added to Contract
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Value for a total of 5,010.196 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,010.196 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,976.70 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 0.30% during the Annuity Period. This charge is factored into the annuity unit values on each Valuation Date.
Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $7,000 (for 2025) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 in 2025 (indexed for inflation in future tax years).
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2025) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2025) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $70,000 (for 2025). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex VIF U.S. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Rydex VIF U.S. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex VIF U.S. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
4

Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk charges of 1.20%; (2) the highest Return of Premium Death Benefit Rider Charge of 0.35%; and (3) the annual administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount).
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of all fees and charges since the date of inception of the Separate Account or Subaccount.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis).
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and the financial statements of Variable Annuity Account A at December 31, 2024, and for each of the specified periods ended December 31, 2024 and 2023, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and the financial statements of Variable Annuity Account A at December 31, 2024, and for each of the specified periods ended December 31, 2024 and 2023, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The financial statements of First Security Benefit Life Insurance and Annuity Company of New York, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
5

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued before April 18, 2011)
May 1, 2025
Variable Annuity Account A
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207 1-800-355-4570 www.fsbl.com	First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the EliteDesigns Variable Annuity dated May 1, 2025, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
7013A
32-70131-01 2025/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. On September 8, 1995, the Company merged with and is the successor corporation of Pioneer National Life Insurance Company, a stock life insurance company organized under the laws of the State of Kansas. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established Variable Annuity Account A as a separate account under New York law on January 22, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2024, 2023, and 2022, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $0, $0, and $0, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Additional Payments to Service Providers

The Company has entered into an administrative services agreement with its affiliate, Security Benefit Life Insurance Company (“SBL”). Pursuant to this agreement, SBL provides management and administrative services for the Separate Account and the Contract, including underwriting, claims, and actuarial services. The Company reimburses SBL for the services and facilities it provides to the Company. For the years ended December 31, 2024, 2023, and 2022, the Company paid $229,608, $235,696, and $267,735, respectively, under the agreement.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
2

Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0%, and the administration charge of 0.25%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the minimum mortality and expense risk charge and the administration charge, or if you have elected a rider, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Invesco V.I. Main Street Small Cap Fund® Subaccount and the Return of Premium Death Benefit Rider (with an annual charge of 0.35%), the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.20%
Plus: Optional Rider Charge	+	0.35%
Less: Minimum Charge	-	0.00%
Excess Charge on an Annual Basis		0.55%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00466
Net Subaccount Adjustment Per Unit		$0.02034
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$101.70
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Invesco V.I. Main Street Small Cap Fund® Subaccount as follows: $0.02034 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 10.196 Accumulation Units. On the Reinvestment Date, 10.196 Accumulation Units are added to Contract Value for a total of 5,010.196 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract
3

Value on the Reinvestment Date is equal to 5,010.196 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,976.70 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 0.30% during the Annuity Period. This charge is factored into the annuity unit values on each Valuation Date.
Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity to $23,500 for tax year 2025. The $23,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $7,500 can be made to a 403(b) annuity during the 2025 tax year. The $7,500 limit may be adjusted for inflation in $500 increments for future tax years. A higher catch-up contribution limit of $11,250 instead of $7,500 applies for individuals aged 60, 61, 62 and 63 in 2025.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designated Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally, the Section 415(c) limit for 2025 is the lesser of (i) $70,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$23,500 in 2025 with a $7,500 limit on catch up contributions on or after age 50 ($11,250 instead of $7,500 for individuals aged 60, 61, 62 and 63), and a special additional limit of up to $3,000 a year (subject to a $15,000 lifetime limit) for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $23,500 elective contribution limit makes $11,000 in contributions to a Roth 403(b) annuity contract, the individual can only make $12,500 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $7,000 (for 2025) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 in 2025 (indexed for inflation in future tax years).
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2025) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2025) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
4

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $70,000 (for 2025). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex VIF U.S. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Rydex VIF U.S. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex VIF U.S. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk and optional rider charges of 0.70%; (2) the administration charge; and (3) the contingent deferred sales charge.
Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge, if reflected, would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during
5

the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and the financial statements of Variable Annuity Account A at December 31, 2024, and for each of the specified periods ended December 31, 2024 and 2023, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and the financial statements of Variable Annuity Account A at December 31, 2024, and for each of the specified periods ended December 31, 2024 and 2023, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The financial statements of First Security Benefit Life Insurance and Annuity Company of New York, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
6

FINANCIAL STATEMENTS AND SUPPLEMENTARY

INFORMATION (STATUTORY BASIS)

First Security Benefit Life Insurance and Annuity Company of New York

Years Ended December 31, 2024 and 2023

With Reports of Independent Auditors

First Security Benefit Life Insurance and Annuity Company of New York

Financial Statements and Supplementary Information

(Statutory Basis)

Years Ended December 31, 2024 and 2023

Report of Independent Auditors

The Board of Directors

First Security Benefit Life Insurance and Annuity Company of New York

Opinion

We have audited the statutory-basis financial statements of First Security Benefit Life Insurance and Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2024, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

A member firm of Ernst & Young Global Limited

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

A member firm of Ernst & Young Global Limited

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 25, 2025

A member firm of Ernst & Young Global Limited

First Security Benefit Life Insurance and Annuity Company of New York

Balance Sheets

(Statutory Basis)

	December 31,
	2024	2023
	(In Thousands,
	Except Share Data)
Admitted assets
Investments:
Bonds	$391,783	$417,249
Preferred stocks	1,900	1,969
Policy loans	413	403
Cash, cash equivalents and short-term investments	17,543	16,067
Receivables for securities	393	92
Other invested assets	2,431	1,942

Total investments	414,463	437,722
Investment income due and accrued	3,911	3,413
Income tax receivable	508	—
Net deferred income tax asset	198	255
Receivable from reinsurers	785	639
Other assets	161	148
Separate account assets	163,557	159,990

Total admitted assets	$583,583	$602,167

Liabilities and capital and surplus
Liabilities:
Life and annuity reserves	$53,664	$63,440
Funds withheld	322,307	336,232
Income tax payable	—	9
Other liabilities	2,694	4,318
Net transfers due from separate accounts	(478)	(717)
Asset valuation reserve	3,296	2,774
Separate account liabilities	163,557	159,990

Total liabilities	545,040	566,046
Capital and surplus:
Common stock, $10 par value:
Authorized, issued, and outstanding – 200,000 shares	2,000	2,000
Additional paid-in capital	33,600	33,600
Unassigned surplus/ (deficit)	2,943	521

Total capital and surplus	38,543	36,121

Total liabilities and capital and surplus	$583,583	$602,167

See accompanying notes.

4

First Security Benefit Life Insurance and Annuity Company of New York

Statements of Operations

(Statutory Basis)

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Revenues:
Annuity considerations and deposits	$3,926	$8,532	$4,459
Net investment income	4,560	4,351	3,580
Other income	2,157	2,125	2,204

Total revenues	10,643	15,008	10,243
Benefits and expenses:
Decrease in reserves and funds for all policies	(25,395)	(19,491)	(13,008)
Surrender benefits	23,531	20,942	15,079
Annuity benefits	7,042	7,195	5,148
Commissions	466	480	479
Other insurance operating expenses and reinsurance activity	715	(213)	(5)

Total benefits and expenses	6,359	8,913	7,693

Income from operations before federal income taxes	4,284	6,095	2,550
Federal income tax (expense) benefit	(1,133)	(1,489)	(126)

Income from operations before net realized gains	3,151	4,606	2,424
Net realized (losses) gains, net of capital gains tax	(152)	(1,075)	(432)

Net income (loss)	$2,999	$3,531	$1,992

See accompanying notes.

5

First Security Benefit Life Insurance and Annuity Company of New York

Statements of Changes in Capital and Surplus

(Statutory Basis)

		Additional	Unassigned	Total
	Common	Paid-In	Surplus	Capital and
	Stock	Capital	(Deficit)	Surplus
	(In Thousands)
Balance at January 1, 2022	$2,000	$33,600	$(4,338)	$31,262
Net income	—	—	1,992	1,992
Change in asset valuation reserve	—	—	494	494
Change in net deferred income taxes	—	—	(202)	(202)
Change in nonadmitted assets	—	—	(76)	(76)
Change in net unrealized capital gains, net of tax	—	—	(981)	(981)

Balance at December 31, 2022	2,000	33,600	(3,111)	32,489
Net income	—	—	3,531	3,531
Change in asset valuation reserve	—	—	(593)	(593)
Change in net deferred income taxes	—	—	388	388
Change in nonadmitted assets	—	—	(407)	(407)
Change in net unrealized capital gains, net of tax	—	—	713	713

Balance at December 31, 2023	2,000	33,600	521	36,121
Net income	—	—	2,999	2,999
Change in asset valuation reserve	—	—	(522)	(522)
Change in net deferred income taxes	—	—	139	139
Change in nonadmitted assets	—	—	(196)	(196)
Change in net unrealized capital loss, net of tax	—	—	2	2

Balance at December 31, 2024	$2,000	$33,600	$2,943	$38,543

See accompanying notes.

6

First Security Benefit Life Insurance and Annuity Company of New York

Statements of Cash Flow

(Statutory Basis)

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Operation activities
Revenues:
Premium and annuity considerations	$3,926	$8,532	$4,459
Net investment income	3,166	3,427	3,683
Other income	2,105	1,891	3,066
Benefits and expenses:
Benefits and surrenders	(30,756)	(28,360)	(20,526)
Net transfers from separate accounts	15,859	7,379	7,676
Commissions, expenses, and other deductions	(1,494)	(36)	(1,424)
Federal income taxes, including net tax on capital gains	(989)	(397)	845

Net cash provided (used) by operations	(8,183)	(7,564)	(2,221)
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	142,287	121,558	105,419
Stocks	71	1,444	375
Other invested assets	250	—	—
Other proceeds	2,430	6,349	4,510
Cost of investments acquired:
Bonds	(119,300)	(103,705)	(147,848)
Stocks	—	—	(750)
Other invested assets	(750)	(133)	—
Other applications	(1,836)	—	(4,273)
Net decrease (increase) in policy loans	(10)	(19)	(94)

Net cash provided (used) by investment activities	23,142	25,494	(42,661)
Financing and miscellaneous activities
Cash provided (used) by:
Change in funds withheld	(13,925)	(16,187)	100,282
Other cash (used) provided	442	215	(60,987)

Net cash provided (used) by financing and miscellaneous activities	(13,483)	(15,972)	39,295

Increase (decrease) in cash, cash equivalents and short-term investments	1,476	1,958	(5,587)
Cash, cash equivalents and short-term investments at beginning of year	16,067	14,109	19,696

Cash, cash equivalents and short-term investments at end of year	$17,543	$16,067	$14,109

See accompanying notes.

7

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements

(Statutory Basis)

December 31, 2024

1. Significant Accounting Policies

Organization

First Security Benefit Life Insurance and Annuity Company of New York (the Company) is licensed to transact life insurance business in the States of New York and Kansas and was organized to offer insurance products in the State of New York. The Company’s business activities are concentrated in the sale of variable annuity products, which are supported by separate account assets, and fixed annuity products. The Company is owned entirely by SBL Holdings, Inc. (SBLH), a holding company domiciled in the State of Kansas.

Basis of Presentation

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division (the Department).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York in determining and reporting the financial condition and results of operations of an insurance company for purposes of determining its solvency under the New York Insurance Law.

The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of New York.

Statutory accounting practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are as follows:

Investments

Investments in bonds and redeemable preferred stocks are carried at amortized cost or market value based on the NAIC designation. GAAP requires that debt securities be classified as held to maturity, trading, or available for sale. Under GAAP, debt securities classified as held to maturity are carried at amortized cost, and debt securities classified as trading or available for sale are carried at fair value. Unrealized holding gains and losses are reported in income for those debt securities classified as trading or as a separate component of stockholder’s equity for those debt securities classified as available for sale. Credit impairments are recognized in earnings. For statutory purposes, bonds and redeemable preferred stocks that are other-than-temporarily impaired are written down to fair value.

8

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

For statutory purposes, loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets other than high credit quality securities are adjusted using the prospective method when there is a change in estimated future cash flow. For high credit quality securities, the retrospective method is used when there is a change in estimated future cash flow. To the extent the Company determines an unrealized loss is due to credit related risk, an allowance for expected credit losses is recognized through a reduction to net income. For statutory purposes, loan-backed and structured securities that are other-than-temporarily impaired are written down to the present value of discounted estimated future cash flows.

Valuation Reserve Liabilities

As prescribed by the NAIC, the asset valuation reserve (AVR) is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of fixed maturity securities, equity securities, mortgage loans, real estate, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. AVR is not recognized under GAAP.

As also prescribed by the NAIC, the Company reports an interest maintenance reserve (IMR) that represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed maturity investments, principally bonds. Such gains or losses, net of tax, are amortized into income using the grouped method, with groupings in five year bands based on the expected maturity of the investment sold, with the exception of investments with one calendar year to expected maturity, which are grouped separately from those with two to five calendar years to expected maturity. IMR is not recognized under GAAP.

9

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Related Parties Transactions

Gains on certain economic transactions with related parties, defined as arm’s-length transactions, resulting in the transfer of risks and rewards of ownership and considered permanent, are recognized under SAP rather than deferred until the assets are sold to third parties as required under GAAP.

Policy Acquisition Costs and Value of Business Acquired

The costs of successfully acquiring new business are expensed when incurred, rather than being deferred and amortized as required under GAAP. Expense allowances received or paid in connection with reinsurance are recognized as income or expense when due, rather than deferred and amortized as required under GAAP. For GAAP purposes, the value of business acquired (VOBA) is amortized in a similar manner to the amortization of deferred policy acquisition costs. VOBA is not recognized under statutory accounting.

Nonadmitted Assets

For statutory accounting purposes, certain assets designated as nonadmitted (principally furniture, equipment, leasehold improvements, intangible assets, prepaid expenses, certain deferred income tax assets, and miscellaneous receivables over 90 days old) are excluded from the balance sheets and charged directly to unassigned surplus. Under GAAP, such assets are included on the balance sheets to the extent those assets are not impaired.

Premiums and Benefits

Revenues for life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting and credited directly to an appropriate policy reserve account without recognizing premium income. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue. Also under GAAP, benefits incurred represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policy Reserves

Reserves are based on statutory mortality, morbidity, and interest requirements, with consideration of future withdrawals. All annuity reserves are calculated on the prescribed reserve basis, which partially offsets the effect of immediately charging policy acquisition costs for commissions to expense. Under GAAP, annuity reserves are carried at account value plus reserves associated with guarantees provided by the Company to the contract holders.

10

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Reinsurance

The Company reports reinsurance receivables and prepaid reinsurance premiums as reductions of policy and contract liabilities rather than reporting such amounts as assets as required under GAAP.

Funds Withheld

The Company maintains a funds withheld reinsurance liability equal to the statutory carrying value of the assets segregated to support certain reinsurance agreements. For GAAP purposes, the funds withheld reinsurance liability contains an embedded derivative that is bifurcated and fair valued based on the change in the fair value of the underlying segregated assets.

Separate Accounts

For statutory accounting purposes, separate account surplus is created through the use of the Commissioners’ Annuity Reserve Valuation Method and is reported as an unsettled transfer from the separate account to the general account.

Deferred Income Taxes

For statutory accounting purposes, deferred income tax assets are limited to (1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent three calendar years; plus (2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the balance sheet date or 15% of surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software, and any net positive goodwill; plus (3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities (DTLs). The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state income taxes.

11

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Under GAAP, state income taxes are included in the computation of deferred income taxes, a deferred tax asset (DTA) is recorded for the amount of gross DTAs expected to be realized in future years, and a valuation allowance is established for DTAs that are not realizable.

Embedded Derivatives

Embedded derivatives for statutory accounting are not bifurcated from the host instrument, whereas GAAP accounting requires the embedded derivative to be bifurcated from, accounted for, and reported separately from the host instrument if it is not clearly and closely related to the economic characteristics of the host instrument.

Goodwill

Goodwill, for GAAP purposes, is recognized as the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. Statutory accounting does not allow recognition of goodwill resulting from a change of control.

Cash, Cash Equivalents and Short-Term Investments

The statutory-basis statements of cash flow reconcile to the changes in cash, cash equivalents and short-term investments with original maturities of one year or less. Under GAAP, the statements of cash flow reconcile to changes in cash and cash equivalents, whereby cash equivalents are financial instruments with an original maturity period of 90 days or less.

Other significant accounting policies include the following:

Investments

Investments are valued as prescribed by the NAIC. Bonds with NAIC designations of 1 to 5 are reported principally at cost, adjusted for amortization of premiums and accrual of discounts using the effective interest method. For loan-backed and structured securities, defaults, loss severity of defaulted collateral, and anticipated prepayments are considered using market consensus prepayment speeds when determining the amortization of premiums and accrual of discounts. Adjustments to discounts or premiums resulting when actual defaults, loss severity of defaulted collateral, and prepayments differ substantially from estimates are determined using the retrospective or prospective methods. Redeemable preferred stocks with NAIC designations 1 to 3 are valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) are reported at the lower of amortized cost or fair value. All perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price.

12

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Realized capital gains and losses on sales of investments are determined using the specific identification method.

For any decline in the market value of an investment that is determined to be other than temporary, the amortized cost basis of the investment is written down to the estimated fair value as of the date of the determination, except for loan-backed and structured securities where the investment is written down to its discounted expected future cash flows, and the amount of the write-down is accounted for as a realized loss.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are stated at the aggregate unpaid balance.

The operations of the Company are subject to the risk of interest rate fluctuations to the extent that there is a difference between the amount of the Company’s interest-earning assets and interest-bearing liabilities that reprice or mature in specified periods. The Company engages in asset-liability management intended to generate an acceptable level of return relative to the levels of interest rate risk, liquidity risk and other forms of risk that exist within the Company.

Reserves for Annuity Policies

The reserves for annuity policies are developed by actuarial methods. Annuity reserves are computed using assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than the minimum valuation required by law and greater than the guaranteed policy cash values.

Recognition of Revenues

Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest contracts are recorded as deposits, with revenues consisting of policy charges for the cost of insurance, policy administrative charges, and surrender charges against account balances during the period.

13

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. For high credit quality securities, the retrospective method is used when there is a change in estimated future cash flows. The prospective method is used for other securities.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Separate Accounts

The separate accounts are established in conformity with New York insurance laws and are not chargeable with liabilities arising out of any other business of the Company. Premiums designated for investment in the separate accounts are included in revenues with corresponding liability increases included in benefits. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings held primarily for the benefit of contract holders, are shown as separate captions in the balance sheets. Assets held in the separate accounts are carried at quoted market values or, where quoted market values are not available, at fair market value. The Company receives administrative and risk fees relating to amounts invested in the separate accounts.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant estimates and assumptions include the valuation of investments, determination of other-than-temporary impairments (OTTIs) of investments, calculation of liabilities for future policy benefits, the calculation of income taxes, and the recognition of DTAs and DTLs. Actual results could differ from those estimates.

14

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments

The carrying value, gross unrealized gains and losses, and fair value of investments in bonds and preferred stocks at December 31, 2024 and 2023 are summarized as follows:

	December 31, 2024
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Amount	Gains	(Losses)	Value
	(In Thousands)
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$422	$—	$—	$422
Obligations of government-sponsored enterprises	39,820	44	(1,163)	38,701
Corporate	188,758	2,310	(7,725)	183,343
Municipal governments	13,492	342	(658)	13,176
Commercial mortgage-backed	25,246	102	(1,494)	23,854
Residential mortgage-backed	30,687	252	(1,264)	29,675
Collateralized loan obligations	46,676	204	(494)	46,386
Other asset backed	46,682	459	(1,439)	45,702

Total bonds	$391,783	$3,713	$(14,237)	$381,259

Preferred stocks:
Consumer	$1,210	$—	$—	$1,210
Financial	690	—	—	690

Total preferred stocks	$1,900	$—	$—	$1,900

	December 31, 2023
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Amount	Gains	(Losses)	Value
	(In Thousands)
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$425	$—	$—	$425
Obligations of government-sponsored enterprises	41,901	235	(838)	41,298
Corporate	173,327	3,020	(9,374)	166,973
Obligations of foreign governments	500	—	(72)	428
Municipal governments	16,819	728	(661)	16,886
Commercial mortgage-backed	24,726	92	(2,515)	22,303
Residential mortgage-backed	30,370	200	(1,295)	29,275
Collateralized loan obligations	78,040	158	(2,714)	75,484
Other asset backed	51,141	176	(3,391)	47,926

Total bonds	$417,249	$4,609	$(20,860)	$400,998

Preferred stocks:
Consumer	$1,207	$—	$—	$1,207
Financial	762	—	—	762

Total preferred stocks	$1,969	$—	$—	$1,969

15

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

The carrying amount and fair value of bonds at December 31, 2024, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying	Fair
	Amount	Value
	(In Thousands)
Due in one year or less	$7,827	$7,841
Due after one year through five years	38,920	38,776
Due after five years through ten years	90,923	90,218
Due after ten years	65,002	60,104
Mortgage-backed securities and other asset-backed securities	189,111	184,320

	$391,783	$381,259

For bonds with unrealized losses as of December 31, 2024 and 2023, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2024
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized (Losses)	Fair Value	Gross Unrealized (Losses)	Fair Value	Gross Unrealized (Losses)
	(In Thousands)
Bonds:
Obligations of government-sponsored enterprises	$28,778	$(491)	$4,182	$(672)	$32,960	$(1,163)
Corporate	52,092	(1,043)	44,581	(6,682)	96,673	(7,725)
Municipal governments	3,715	(80)	3,142	(578)	6,857	(658)
Commercial mortgage-backed	3,532	(21)	14,499	(1,473)	18,031	(1,494)
Residential mortgage-backed	4,751	(46)	8,764	(1,218)	13,515	(1,264)
Collateralized loan obligation	1,096	(3)	14,634	(491)	15,730	(494)
Other asset backed	6,031	(38)	19,850	(1,401)	25,881	(1,439)

Total bonds	$99,995	$(1,722)	$109,652	$(12,515)	$209,647	$(14,237)

Number of securities investment grade with unrealized losses		179		301		480
Percent investment grade
(NAIC investment grade 1 and 2)		97%		93%		94%
Number of securities below investment grade with unrealized losses		6		23		29
Percent below investment grade
(NAIC below investment grade 3 and below)		3%		7%		6%

16

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

	December 31, 2023
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized (Losses)	Fair Value	Gross Unrealized (Losses)	Fair Value	Gross Unrealized (Losses)
	(In Thousands)
Bonds:
Obligations of government-sponsored enterprises	$21,757	$(163)	$7,947	$(675)	$29,704	$(838)
Corporate	20,233	(773)	66,687	(8,601)	86,920	(9,374)
Obligation of foreign governments	—	—	428	(72)	428	(72)
Municipal governments	1,605	(7)	4,583	(654)	6,188	(661)
Commercial mortgage-backed	533	(5)	18,677	(2,510)	19,210	(2,51)
Residential mortgage-backed	8,735	(319)	8,603	(976)	17,338	(1,295)
Collateralized loan obligation	17,870	(869)	40,332	(1,845)	58,202	(2,714)
Other asset backed	10,156	(101)	29,342	(3,290)	39,498	(3,391)

Total bonds	$80,889	$(2,237)	$176,599	$(18,623)	$257,488	$(20,860)

Number of securities investment grade with unrealized losses		129		423		552
Percent investment grade
(NAIC investment grade 1 and 2)		94%		93%		93%
Number of securities below investment grade with unrealized losses		8		31		39
Percent below investment grade
(NAIC below investment grade 3 and below)		6%		7%		7%

The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. At present, the Company cannot ascertain the duration of the current market conditions and the resulting impact on such positions, but believes these losses to be temporary.

The Company closely monitors those securities where impairment concerns may exist. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. This process involves monitoring market events that could affect issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues. To the extent that the Company determines that a security is other-than-temporarily impaired, the difference between amortized cost and fair value, or for loan-backed and structured securities, the difference between amortized cost and discounted expected future cash flows, is charged to earnings.

17

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

The Company recognized no OTTI during 2024, on securities within the scope of Statements of Statutory Accounting Principles No. 43R, as a result of the intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis of the security.

The Company recognized the following OTTI during 2023, on securities within the scope of SSAP No. 43R, as a result of the intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis of the security:

	(1)	(2)		(3)
	Amortized Cost Basis Before Other-Than- Temporary Impairment	Other-Than-Temporary Impairment Recognized in (Loss)		Fair Value 1 - (2a + 2b)
		(2a) Interest	(2b) Non-Interest
	(in Thousands)
OTTI recognized with the intent to sell	$193	$—	$(8)	$185

The Company recognized no OTTI during 2024 and 2023, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security.

Loan-backed and structured securities (those whose fair value is less than cost or amortized cost) currently held by the Company, for which an OTTI has not been recognized in earnings as a realized loss, aggregated by length of time that the individual securities have been in a continuous unrealized loss position, are as follows:

	December 31, 2024
	Unrealized	Fair
	(Loss)	Value
	(In Thousands)
Continuous unrealized loss for less than 12 months	$(555)	$37,081
Continuous unrealized loss for greater than or equal to 12 months	(5,035)	62,818

18

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

Major categories of net investment income for the years ended December 31, 2024, 2023, and 2022 are summarized as follows:

	2024	2023	2022
	(In Thousands)
Interest on bonds	$23,200	$22,344	$13,970
Dividends on equity securities	132	173	188
Other	173	160	153

Total investment income	23,505	22,677	14,311
Less:
Investment expenses	(274)	(251)	(50)
Ceded to reinsurer	(18,671)	(18,075)	(10,681)

Net investment income	$4,560	$4,351	$3,580

General account investment income recognized as a result of a prepayment penalties and/or acceleration fees for the years ended December 31, 2024 and 2023 is $0.1 million and $0.0 million, respectively, impacting 42 and 26 securities, respectively.

There was no separate account investment income recognized as a result of prepayment penalties and/or acceleration for the years ended December 31, 2024 and 2023.

The Company excludes due and accrued income from surplus by nonadmitting if it is over 90 days past due with the exception of mortgage loan investment income which is nonadmitted after 180 days or if the underlying loan is in the process of foreclosure. The Company did not have any nonadmitted investment income as of December 31, 2024. Gross and admitted interest income due and accrued was $3.9 million as of December 31, 2024. The Company did not have any aggregate deferred interest as of December 31, 2024. The Company had $0.3 million paid-in-kind interest included in the principal balance of securities as of December 31, 2024.

Proceeds from sales of bonds and equity securities and related realized gains and losses for the years ended December 31, 2024, 2023, and 2022, are as follows:

	2024	2023	2022
	(In Thousands)
Proceeds from sales	$60,567	$72,664	$58,401
Gross realized gains	336	189	36
Gross realized losses	(3,635)	(3,656)	(5,755)

19

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

Realized gains (losses) net of amounts transferred to the interest maintenance reserve, net of applicable taxes, for the years ended December 31, 2024, 2023, and 2022, consist of the following:

	2024	2023	2022
	(In Thousands)
Bonds	$(3,216)	$(3,139)	$(6,142)
Equity securities	(26)	(1,207)	—
Other invested assets	—	—	—

Total realized gains (losses)	(3,242)	(4,346)	(6,142)
Income tax (expense) benefit	661	705	1,199
Transferred to the interest maintenance reserve, net of tax	2,429	2,566	4,511

Net realized (losses) gains	$(152)	$(1,075)	$(432)

Restricted assets, including pledged assets at December 31, 2024, consist of the following:

	Total General Account (GA)	Total From Prior Year	Increase/ (Decrease)	Total Current- Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	(In Thousands)
On deposit with states	$422	$425	$(3)	$422	0.1%	0.1%
Pledged as collateral not captured in other categories	556	542	14	556	0.1%	0.1%

Total restricted assets	$978	$967	$11	$978	0.2%	0.2%

There were no restricted assets related to the separate account.

The assets pledged as collateral were cash and bonds related to reinsurance agreements.

3. Separate Account Transactions

The Company’s separate accounts are established in conformity with New York Insurance Law Section 4240. Under applicable insurance law, the assets and liabilities of the separate accounts are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the separate account assets applicable to variable annuity contracts held in the separate accounts are not chargeable with liabilities arising out of any other business the Company may conduct.

20

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

3. Separate Account Transactions (continued)

The Company has separate accounts considered legally insulated from the general account of $163.6 million and $160.0 million as of December 31, 2024 and 2023, respectively.

The separate accounts held by the Company relate primarily to individual variable annuity contracts of a non-guaranteed return nature. The assets and liabilities of these separate accounts are carried at market value. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The variable annuity contracts generally provide an incidental death benefit, and some contracts may have a guaranteed minimum living benefit. The minimum death benefit and living benefit reserves are recorded in the Company’s general account.

Benefit payments by the general account for those guaranteed liabilities of the separate account for the last five years are as follows (in thousands):

2024	$6
2023	28
2022	28
2021	12
2020	3

To compensate the general account for the risks taken, the separate account for the last five years paid risk charges to the general account of (in thousands):

2024	$93
2023	66
2022	73
2021	89
2020	88

21

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

3. Separate Account Transactions (continued)

Information regarding the separate accounts by risk-based capital (RBC) groupings is as follows:

	December 31,
	2024	2023
	Non- Guaranteed Separate Accounts
	(In Thousands)
Premium	$3,860	$8,357

Reserves for accounts with assets at:
Fair value	$163,031	$159,202
Amortized cost	—	—

Total	$163,031	$159,202

Reserves for accounts by withdrawal characteristics:
Discretionary withdrawal at fair value	$161,555	$157,895
Not subject to discretionary withdrawal	1,476	1,307

Total	$163,031	$159,202

There were no non-indexed guarantee separate accounts less than, equal or greater than 4%.

A reconciliation of the summary of operations of the Company’s separate accounts to the net transfers as recorded in the general account is as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Transfers as reported in the separate accounts:
Transfers to separate accounts	$3,860	$8,357	$4,260
Transfers from separate accounts	(19,181)	(15,139)	(11,094)

Net transfers as reported in the separate accounts	(15,321)	(6,782)	(6,834)
Reconciling adjustments:
Fee withdrawals	(358)	(340)	(360)
Other	59	(30)	195

Net transfers as reported in the general account as a decrease in reserves and funds for all policies on the statements of operations	$(15,620)	$(7,152)	$(6,999)

4. Related-Party Transactions

Certain administrative, distribution, actuarial, and accounting functions of the Company are handled by the Company’s affiliated parties. During the years ended December 31, 2024, 2023, and 2022, the Company paid a total of $0.7 million, $0.7 million, and $0.7 million, respectively, for these services, which are included in other insurance operating expenses in the statements of operations.

22

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

4. Related-Party Transactions (continued)

During the years ended December 31, 2024, 2023, and 2022, the Company paid $0.0 million, $0.0 million, and $0.1 million, respectively, in commissions to a related party for sales of its variable annuity products.

The Company had receivables from its parent and related parties in the amount of $0.0 and $0.1 million for December 31, 2024 and 2023. The Company had payables in the amounts of $0.2 million and $0.6 million in the balance sheets at December 31, 2024 and 2023, respectively, for normal business transactions that are settled on a current basis.

The Company holds investments, either directly or indirectly, in certain securitizations in which affiliated parties act as collateral managers. The repayment of these investments is dependent upon the performance of the borrowers of the underlying assets held by the securitization vehicle. The borrowers are not affiliated with the Company and the Company does not have recourse to the affiliated collateral manager in the case of non-performance of the unaffiliated borrower. The total carrying value of these investments was $25.8 million and $42.2 million as-of the year ended December 31, 2024 and 2023, respectively.

5. Reinsurance

The Company cedes reinsurance with other companies to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Principal reinsurance ceded amounts are summarized as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Reinsurance ceded:
Premiums	$9,855	$9,784	$20,153

Commissions	$120	$467	$957

Claims	$20	$4	$—

Surrenders	$31,853	$33,771	$16,334

In the accompanying financial statements, premiums, benefits, settlement expenses, and policy liabilities and accruals are reported net of reinsurance ceded. Accordingly, policy reserves have been shown net of reinsurance credits of $321.4 million and $335.8 million at December 31, 2024 and 2023, respectively.

23

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

5. Reinsurance (continued)

The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers, and requires collateralization of balances where allowable by contract.

As of December 31, 2024 and 2023, ceded reserves collateralized by the value of the Company’s funds withheld under an indemnity retrocession agreement with a third party reinsurer were $322.3 million and 335.9 million, respectively. These amounts are included in the funds withheld liability on the balance sheets.

The Company’s living benefit riders were reinsured 100% with Security Benefit Life Insurance Company (SBLIC), an affiliate. The Company recaptured this business as of September 30, 2024. As of December 31, 2023, the funds withheld associated with this reinsurance agreement was $0.3 million.

6. Insurance Liabilities

The Company’s guaranteed minimum death benefit (GMDB) reserves are calculated following the assumptions and methodologies prescribed by NY Insurance Regulation 213. The following is a summary of the account values and net amount at risk for variable annuity contracts with GMDB invested in the general account as of December 31:

	2024			2023
	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(Dollars in Thousands)
Return of premium	$65,583	$116	65	$68,019	$217	64
Step-up	59,706	577	71	58,994	880	70

Total GMDB	$125,289	$693	68	$127,013	$1,097	67

The Company previously offered guaranteed living benefits associated with variable annuity contracts, such as guaranteed minimum income benefits (GMIBs) and guaranteed minimum withdrawal benefits (GMWBs). The Company holds reserves for the guaranteed living benefits equal to the guaranteed living benefit reserve calculated following the assumptions and methodologies prescribed by NY Regulation 213.

24

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes

The Company is included in a consolidated Non-Life/Life federal income tax return filed by Eldridge Wealth Solutions (EWS), f/k/a Security Benefit Corporation. Under the Company’s tax sharing agreement, federal income taxes are allocated to the Company as if it filed a separate return. The Company is no longer subject to U.S. federal and state examinations by tax authorities for years before 2020. The Internal Revenue Service completed its examination of the Company’s federal tax returns for 2013 through 2018 with minimal adjustments.

The provision for income taxes includes current federal income tax expense or benefit. Deferred income taxes due to temporary differences between the financial reporting and income tax bases of assets and liabilities are reflected as a change to capital and surplus, subject to limitations. Such deferred taxes relate principally to reserves and deferred policy acquisition costs.

The application of SSAP No. 101, Income Taxes, requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the DTAs and DTLs (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The Company has not recorded a valuation allowance as of December 31, 2024 and 2023.

25

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

The Inflation Reduction Act of 2022 implemented a new corporate alternative minimum tax (“CAMT”) based on average adjusted financial statement income and is effective for tax years beginning after December 31, 2022. To the extent the CAMT (15% of adjusted GAAP pretax income) exceeds the U.S. regular corporate tax (21% of taxable income), an additional current tax expense will be recorded in the period the liability is incurred. A corresponding CAMT credit carryforward will be established as a DTA and will have an indefinite carryover life recoverable when the regular corporate tax exceeds the CAMT in a given year. While the Company is considered an applicable corporation, and thus is subject to the CAMT, this provision had no impact on the results of operations for the years ended December 31, 2024 and 2023. Furthermore, the Company does not expect to be a perpetual CAMT taxpayer. The Company made an accounting policy election to disregard the CAMT in evaluating recoverability of its DTAs established under the U.S. regular corporate tax system.

The Company recorded net deferred tax assets of $0.2 million and $0.3 million as of December 31, 2024 and 2023, respectively. The main components of the DTAs are as follows:

	December 31, 2024
	Ordinary	Capital	Total
	(In Thousands)
Current Period:
a. Gross deferred tax assets	$2,415	$353	$2,768
b. Statutory valuation allowance	—	—	—

c. Adjusted gross deferred tax asset (a-b)	2,415	353	2,768
d. Deferred tax assets nonadmitted	1,798	242	2,040

e. Subtotal - net deferred tax asset (c-d)	617	111	728
f. Deferred tax liabilities	530	—	530

g. Net admitted deferred tax assets (e-f)	$87	$111	$198

	December 31, 2023
	Ordinary	Capital	Total
	(In Thousands)
Prior Period:
a. Gross deferred tax assets	$2,457	$406	$2,863
b. Statutory valuation allowance	—	—	—

c. Adjusted gross deferred tax asset (a-b)	2,457	406	2,863
d. Deferred tax assets nonadmitted	1,602	242	1,844

e. Subtotal - net deferred tax asset (c-d)	855	164	1,019
f. Deferred tax liabilities	750	14	764

g. Net admitted deferred tax assets (e-f)	$105	$150	$255

26

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

	Changes between December 31, 2024 and 2023
	Ordinary	Capital	Total
	(In Thousands)
Change in Period:
a. Gross deferred tax assets	$(42)	$(53)	$(95)
b. Statutory valuation allowance	—	—	—

c. Adjusted gross deferred tax asset (a-b)	(42)	(53)	(95)
d. Deferred tax assets nonadmitted	196	—	196

e. Subtotal - net deferred tax asset (c-d)	(238)	(53)	(291)
f. Deferred tax liabilities	(220)	(14)	(234)

g. Net admitted deferred tax assets (e-f)	$(18)	$(39)	$(57)

The Company has the necessary RBC levels to admit the increased amount of DTAs under SSAP No. 101 and an election has been made to do so. Such election has not changed from prior year. The amount of each component of the calculation by character is as follows:

	December 31, 2024
	Ordinary	Capital	Total
	(In Thousands)
Current Period:
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
b. Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a) above) after application of the threshold limitation	87	111	198
1. Adjusted gross DTAs expected to be realized following the balance sheet date	87	111	198
2. Adjusted gross DTAs allowed per limitation threshold	xxxx	xxxx	5,752
c. Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross DTLs	530	—	530

d. DTAs admitted as a result of SSAP No. 101	$617	$111	$728

27

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

	December 31, 2023
	Ordinary	Capital	Total
	(In Thousands)
Prior Period:
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$77	$77
b. Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a) above) after application of the threshold limitation	105	73	178
1. Adjusted gross DTAs expected to be realized following the balance sheet date	105	73	178
2. Adjusted gross DTAs allowed per limitation threshold	xxxx	xxxx	5,380
c. Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross DTLs	750	14	764

d. DTAs admitted as a result of SSAP No. 101	$855	$164	$1,019

	Changes between December 31, 2024 and 2023
	Ordinary	Capital	Total
	(In Thousands)
Change in period:
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(77)	$(77)
b. Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a) above) after application of the threshold limitation	(18)	38	20
1. Adjusted gross DTAs expected to be realized following the balance sheet date	(18)	38	20
2. Adjusted gross DTAs allowed per limitation threshold	xxxx	xxxx	372
c. Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross DTLs	(220)	(14)	(234)

d. DTAs admitted as a result of SSAP No. 101	$(238)	$(53)	$(291)

	December 31,
	2024	2023
	(In Thousands)
Ratio percentage used to determine recovery period and threshold limitation amount	2,772%	3,673%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$38,346	$35,866

28

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

The Company has no DTLs that have not been recognized.

The Company’s tax planning strategies do not include the use of reinsurance.

The impact of tax planning strategies is as follows:

	December 31, 2024
	Ordinary	Capital	Total
Current Period:
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	31.20%	4.00%
b. Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	0.00%	99.60%	15.10%

	December 31, 2023
	Ordinary	Capital	Total
Prior Period:
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	37.00%	5.20%
b. Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	0.00%	91.80%	14.80%

	Change Between December 31, 2023 and 2022
	Ordinary	Capital	Total
Change in Period:
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	(5.80)%	(1.20)%
b. Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	0.00%	7.80%	0.30%

Current income taxes incurred and deferred income taxes consist of the following major components as of December 31:

	2024	2023	Change
	(In Thousands)
1. Current income tax:
a. Federal	$1,133	$1,489	$(356)
b. Federal income tax on capital gains	(661)	(704)	43
c. Other	—	—	—

d. Federal income taxes incurred	$472	$785	$(313)

29

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

	2024	2023	Change
	(In Thousands)
2. Deferred tax assets:
a. Ordinary:
1. Policyholder reserves	$2,275	$2,309	$(34)
2. Investments	—	—	—
3. Deferred acquisition costs	114	121	(7)
4. Other (incl. items < 5% ordinary tax assets)	26	27	(1)

Subtotal	2,415	2,457	(42)
b. Statutory valuation allowance adjustment	—	—	—
c. Nonadmitted	1,798	1,602	196

d. Admitted ordinary deferred tax asset	617	855	(238)
e. Capital:
1. Investments	353	406	(53)
2. Other (incl. items < 5% ordinary tax assets)	—	—	—

Subtotal	353	406	(53)
f. Statutory valuation allowance adjustment	—	—	—
g. Nonadmitted	242	242	—

h. Admitted capital deferred tax asset	111	164	(53)

i. Admitted deferred tax assets	728	1,019	(291)

	2024	2023	Change
	(In Thousands)
3. Deferred tax liabilities:
a. Ordinary:
1. Investments	$299	$288	$11
2. Policyholder reserves	231	462	(231)
3. Other (incl. items < 5% ordinary tax assets)	—	—	—

Subtotal	530	750	(220)
b. Capital:
1. Investments	—	14	(14)
2. Other (incl. items < 5% ordinary tax assets)	—	—	—

Subtotal	—	14	(14)

c. Deferred tax liabilities	530	764	(234)

4. Net deferred tax assets/liabilities	$198	$255	$(57)

30

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

The most significant book to tax adjustments for the years ended December 31, 2024 and 2023 were as follows:

	2024		2023		2022
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	(In Thousands)
Provision computed at statutory rate	$219	21.0%	$367	21.0%	$(754)	21.0%
Dividend received deduction	(60)	(5.7)	(66)	(3.8)	(88)	2.5
Tax exempt interest	(31)	(3.0)	(51)	(2.9)	(31)	0.8
Interest maintenance reserves	217	20.8	113	6.5	(3)	0.1
Prior year return to provision	—	—	—	—	3	(0.1)
Change in non-admitted assets	—	—	(6)	(0.4)	1	—
Other adjustments	(12)	(1.2)	40	2.3	1	—

Total statutory income taxes	$333	31.9%	$397	22.7%	$(871)	24.3%

Federal income taxes incurred	$472	45.3%	$785	44.9%	$(1,073)	29.9%
Change in net deferred income taxes	(139)	(13.4)	(388)	(22.2)	202	(5.6)

Total statutory income taxes	$333	31.9%	$397	22.7%	$(871)	24.3%

The Company recognizes interest and penalties accrued related to the unrecognized tax benefits in interest expense. The Company did not have any interest and penalties recorded for the years ended December 31, 2024, 2023 and 2022.

The Company did not record any tax contingencies as of December 31, 2024 and 2023.

8. Fair Value Information

In accordance with SSAP No. 100R, Fair Value Measurements, the Company groups its financial assets and liabilities measured at fair value into three levels based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based on unadjusted quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which significant assumptions are observable in the market.

31

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of discounted cash flow models and spread-based models and similar techniques using the best information available in the circumstances.

Determination of Fair Value

Under SSAP No. 100R, the Company bases fair values on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements in accordance with the fair value hierarchy in SSAP No. 100R.

Assets and Liabilities Measured and Reported at Fair Value

Cash equivalents

Cash equivalents include money market mutual funds. Fair values are determined using unadjusted quoted prices for identical instruments traded in active markets and are included in Level 1.

Preferred stocks

Level 2 securities are primarily preferred stocks valued using pricing for similar securities, recently executed transactions, broker/dealer quotes and other pricing models utilizing market observable inputs.

Separate account assets

Fair value of mutual funds within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1.

32

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

The following tables present assets measured and reported at fair value for the year ended December 31, 2024 and 2023 as follows:

	December 31, 2024
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Cash equivalents	$5,116	$5,116	$—	$—
Preferred stocks	1,900	—	1,900	—
Separate account assets	163,557	163,557	—	—

Total assets	$170,573	$168,673	$1,900	$—

	December 31, 2023
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Cash equivalents	$2,738	$2,738	$—	$—
Preferred stocks	1,969	—	1,969	—
Separate account assets	159,990	159,990	—	—

Total assets	$164,697	$162,728	$1,969	$—

There were no Level 3 assets and liabilities measured and reported at fair value using significant unobservable inputs for the years ended December 31, 2024 and 2023.

There were no changes in Level 3 assets and liabilities measured and reported at fair value using significant unobservable inputs for the year ended December 31, 2024.

There were no changes in Level 3 purchases, issuances, sales and settlements for the year ended December 31, 2023.

There were no transfers into or out of Level 3 for the years ended December 31, 2024 and 2023. The transfers between levels are determined as of the end of the year for which the transfer was completed.

Quantitative Information about Level 3 Fair Value Measurements

The Company had no securities held at fair value for which the significant inputs used to determine fair value were unobservable as of December 31, 2024 and 2023.

33

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

SSAP No. 100R excludes certain insurance liabilities and nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments not measured at fair value but for which fair value is disclosed:

Bonds – Bonds include fixed maturity securities and asset-backed securities. For fixed maturities not actively traded, the Company’s top priority is to obtain fair values from independent pricing services. The Company has regular interactions with its investment advisors to understand the pricing methodologies used and to confirm observable inputs are utilized to price. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry, and economic events. Fixed maturities with fair values obtained from pricing services, applicable market indices, or internal models with substantially all observable inputs. These assets are included in Level 2. The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information if the Company is not able to utilize Level 1 or 2 sources. These assets are included in Level 3.

Preferred stock – Fair values of preferred stock are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets would be included in Level 3.

34

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

Policy loans – Fair values for policy loans are estimated using discounted cash flow analysis based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. These assets are included in Level 3.

Other invested assets – Other invested assets include surplus notes. The fair value of these instruments is based on the methodology described above for bonds.

Investment income due and accrued – The Company believes there is minimal risk of material changes in both credit of the issuer and interest rates such that the carrying value of investment income due and accrued approximates fair value. Generally, investment income due and accrued is classified as Level 2.

Investment-type insurance contracts – The fair values of the Company’s reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analysis based on risk-free rates, nonperformance risk, and a risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the balance sheets. Insurance contracts include insurance, annuity, and other policy contracts that involve significant mortality or morbidity risk. The fair values for insurance contracts, other than investment-type contracts, are not required to be disclosed. These liabilities are included in Level 3.

Separate account liabilities – The fair values of the separate account liabilities are estimated based on the fair value of the related separate account assets, as these are considered to be pass-through contracts. As the applicable separate account assets are already reflected at fair value, any adjustments to the fair value of the block are assumed adjustments to the separate account liabilities. These liabilities are included in Level 1.

35

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

The following table provides the carrying amount, estimated fair value, and level within the fair value hierarchy of the Company’s financial instruments:

	December 31, 2024
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Bonds	$391,783	$381,259	$—	$342,044	$39,215
Policy loans	413	415	—	—	415
Other invested assets	2,431	2,466	—	2,466	—
Investment income due and accrued	3,911	3,911	—	3,911	—
Investment type insurance contracts	(33,686)	(33,882)			(33,882)
Separate account liabilities	(163,557)	(163,557)	(163,557)	—	—

	December 31, 2023
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Bonds	$417,249	$400,999	$—	$336,209	$64,790
Short-term investments	4,962	4,962	—	4,962	—
Policy loans	403	406	—	—	406
Other invested assets	1,942	1,954	—	1,954	—
Investment income due and accrued	3,413	3,413	—	3,413	—
Investment type insurance contracts	(41,278)	(41,306)			(41,306)
Separate account liabilities	(159,990)	(159,990)	(159,990)	—	—

36

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

9. Annuity and Deposit Liabilities

The withdrawal characteristics of the liability for future policy benefits for annuities and supplementary contracts and deposits were as follows:

	December 31, 2024
	General Account	Separate Account	Total	Percentage
	(Dollars in Thousands)
Subject to discretionary withdrawal:
At book value, less current surrender charge of 5% or more	$17,896	$—	$17,896	3%
At fair value	—	161,555	161,555	31

Total with adjustment	17,896	161,555	179,451	34
At book value with minimum or no charge or adjustment	216,543	—	216,543	41
Additional actuarial reserve for Asset/liability analysis	121,000	—	121,000	23
Not subject to discretionary withdrawal	9,045	1,476	10,521	2

Subtotal	364,484	163,031	527,515	100%

Less reinsurance ceded	310,820	—	310,820

Totals (net of reinsurance)	$53,664	$163,031	$216,695

Amount that will move to book value with minimal or no charge in the year after the statement date	$1,809	$—	$1,809

	December 31, 2023
	General Account	Separate Account	Total	Percentage
	(Dollars in Thousands)
Subject to discretionary withdrawal:
At book value, less current surrender charge of 5% or more	$22,883	$—	$22,883	4%
At fair value	—	157,895	157,895	29

Total with adjustment	22,883	157,895	180,778	33
At book value with minimum or no charge or adjustment	234,987	—	234,987	43
Additional actuarial reserve for Asset/liability analysis	121,000	—	121,000	22
Not subject to discretionary withdrawal	9,074	1,307	10,381	2

Subtotal	387,944	159,202	547,146	100%

Less reinsurance ceded	324,504	—	324,504

Totals (net of reinsurance)	$63,440	$159,202	$222,642

Amount that will move to book value with minimal or no charge in the year after the statement date	$13,980	$—	$13,980

37

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

9. Annuity and Deposit Liabilities (continued)

A reconciliation of total annuity actuarial reserves liabilities is as follows as of December 31:

	2024	2023
	(In Thousands)
Life and Accident and Health Annual Statement:
Annuity reserves, total net	$53,664	$63,440
Separate Accounts Annual Statement:
Annuities (excluding supplementary statements)	163,031	159,202

Total annuity actuarial reserves and deposit fund liabilities	$216,695	$222,642

Annually the Company completes the asset adequacy analysis of statutory reserves established for fixed and variable deferred annuities, net of reinsurance. This analysis was accomplished by running the seven deterministic interest rate scenarios and an additional 100 stochastic equity and interest rate scenarios in the cash flow testing model. The Cash Flow Testing reserve was $10.5 million as of December 31, 2024, 2023 and 2022.

10. Life Actuarial Reserves

The withdrawal characteristics of the liability for life insurance were as follows:

	2024			2023
	General Account			General Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Other Permanent Cash Value Life Insurance	$—	$41	$42	$—	$58	$59
Miscellaneous Reserves	—	—	121,000	—	—	121,000

Total (gross: direct + assumed)	—	41	121,042	—	58	121,059

Reinsurance Ceded		41	110,542		58	110,559

Total (net)	$—	$—	$10,500	$—	$—	$10,500

The Company did not have any separates accounts supporting life insurance policies in 2024 or 2023.

38

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

11. Commitments and Contingencies

New York regulations allow for two alternatives methods of distributing ordinary dividends to shareholders, a “greater of” method and a “lesser of” method. The greater of method allows for a dividend to be paid from earned surplus when the aggregate amount of dividends paid in any calendar year does not exceed the greater of (a) 10% of its surplus to policyholders as of the immediately preceding calendar year or (b) its net gain from operations (not including realized capital gains) as of the immediately preceding calendar year, not to exceed 30% of its surplus to policyholders (as of the same preceding calendar year). If an insurer does not have sufficient positive earned surplus to pay an ordinary dividend under the “greater of” method, it may only distribute an ordinary dividend under the “lesser of” method. The lesser of method allows for a dividend to be paid from surplus when the aggregate amount of dividends paid in any calendar year does not exceed the lesser of (a) 10% of its surplus to policyholders or (b) its net gain from operations (not including realized capital gains), in each case as of the immediately preceding calendar year. Insurers are required to provide the superintendent with 10 days prior notice before paying an ordinary dividend. Furthermore, the Superintendent may, in his or her discretion, limit or disallow any ordinary dividends under the “greater of” method if the Superintendent determines that a domestic stock life insurer’s surplus to policyholders following any dividend distribution is not reasonable in relation to the insurer’s outstanding liabilities and not adequate to meet its financial needs or the insurer is financially distressed. Dividends that exceed the “greater of” or “lesser of” methods are deemed extraordinary and a notice must be filed with the Superintendent for approval.

Under the laws of the State of New York, the Company is required to maintain minimum statutory-basis capital and surplus of $6.0 million. Of this amount, $4.0 million, which is the Company’s minimum surplus to policyholders, must be invested in specific types of investments in accordance with New York law.

Other Legal and Regulatory Matters: The Company may be party to legal and arbitral proceedings, subject to complaints, and the like in the ordinary course of business, is periodically examined by its regulators in the ordinary course of business, and may discuss certain matters with its regulators that come up during such examinations or otherwise. Management currently does not believe that any litigation, arbitration, complaint or other such matter to which it is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.

12. Subsequent Events

Subsequent events have been evaluated through April 25, 2025, which is the date the financial statements were issued.

39

Exhibits and Financial Statement Schedules

First Security Benefit Life Insurance and Annuity Company of New York

Exhibits and Financial Statement Schedules

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors

First Security Benefit Life Insurance and

Annuity Company of New York

We have audited the statutory-basis financial statements of First Security Benefit Life Insurance and Annuity Company of New York (the Company) as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and have issued our report thereon dated April 25, 2025 (included elsewhere in this Registration Statement). Our audits of the financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the financial statements.

/s/ Ernst & Young

Kansas City, Missouri

April 25, 2025

A member firm of Ernst & Young Global Limited	42

First Security Benefit Life Insurance and Annuity Company of New York

Schedule I - Summary of Investments

Other Than Investments in Related Parties

Years Ended December 31, 2024 and 2023

	2024
	Cost	Value	Amount at which shown in the balance sheet
	(In Thousands)
Fixed maturities:
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$422	$420	$422
Obligations of government-sponsored enterprises	39,820	38,700	39,820
Corporate	188,683	183,168	188,658
Municipal governments	13,492	13,176	13,492
Commercial mortgage-backed	25,246	23,854	25,246
Residential mortgage-backed	30,687	29,676	30,687
Collateralized loan obligations	20,910	20,870	20,910
Other asset backed	46,683	45,703	46,683

Total fixed maturities	365,943	355,567	365,918
Equity securities:
Preferred stock:
Consumer	864	690	690
Financial	1,250	1,210	1,210

Total equity securities	2,114	1,900	1,900
Policy loans	413		413
Cash and cash equivalents	17,543		17,543
Receivable for securities	393		393
Other invested assets	2,431		2,431

	$388,837		$388,598

See accompanying Report of Independent Auditors

43

First Security Benefit Life Insurance and Annuity Company of New York

Schedule I - Summary of Investments

Other Than Investments in Related Parties (continued)

	2023
	Cost	Value	Amount at which shown in the balance sheet
	(In Thousands)
Fixed maturities:
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$425	$425	$425
Obligations of government-sponsored enterprises	41,901	41,298	41,901
Corporate	173,227	166,815	173,227
Obligations of foreign governments	500	428	500
Municipal governments	16,819	16,886	16,819
Commercial mortgage-backed	24,726	22,303	24,726
Residential mortgage-backed	30,370	29,275	30,370
Collateralized loan obligations	35,850	35,091	35,850
Other asset backed	51,143	47,928	51,143

Total fixed maturities	374,961	360,449	374,961
Equity securities:
Preferred stock:
Consumer	960	762	762
Financial	1,250	1,207	1,207

Total equity securities	2,210	1,969	1,969
Policy loans	403		403
Cash and cash equivalents	16,067		16,067
Receivable for securities	92		92
Other invested assets	1,942		1,942

	$395,675		$395,434

See accompanying Report of Independent Auditors

44

First Security Benefit Life Insurance and Annuity Company of New York

Schedule III - Supplementary Insurance Information

As of December 31, 2024, 2023 and 2022 and for Each of the Years Then Ended

	Future Policy Benefits and Claims	Premiums and other considerations	Net Investment Income(1)	Benefit claims and settlement expenses	Other operating expenses
	(In Thousands)
2024
Life, health and annuity	$53,664	$3,926	$4,560	$7,042	$715
2023
Life, health and annuity	$63,440	$8,532	$4,351	$7,195	$(213)
2022
Life, health and annuity	$75,777	$4,459	$3,580	$5,148	$(5)

(1)	Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change if different methods were applied.

See accompanying Report of Independent Auditors

45

First Security Benefit Life Insurance and Annuity Company of New York

Schedule IV - Reinsurance

As of December 31, 2024, 2023 and 2022 and for Each of the Years Then Ended

	2024
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$52	$52	$—	$—	0.00%
Premiums:
Annuity	13,756	9,855	25	3,926	0.64

Total premiums	$13,756	$9,855	$25	$3,926	0.64%

	2023
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$75	$75	$—	$—	0.00%
Premiums:
Annuity	18,280	9,784	36	8,532	0.42

Total premiums	$18,280	$9,784	$36	$8,532	0.42%

	2022
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$80	$80	$—	$—	0.00%
Premiums:
Annuity	24,612	20,153	—	4,459	0.00

Total premiums	$24,612	$20,153	$—	$4,459	0.00%

See accompanying Report of Independent Auditors

46

FINANCIAL STATEMENTS

Variable Annuity Account A

Year Ended December 31, 2024

With Report of Independent Registered Public Accounting Firm

Variable Annuity Account A

Financial Statements

Year Ended December 31, 2024

Report of Independent Registered Public Accounting Firm

To the Board of Directors of First Security Benefit Life Insurance and Annuity Company of New York and Contract Owners of Variable Annuity Account A

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise Variable Annuity Account A (the Separate Account), as of December 31, 2024, and the related statements of operations and change in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1996.

Kansas City, Missouri

April 25, 2025

1

Appendix

Subaccounts listed that comprising Variable Annuity Account A

Subaccounts	Statements of operations and changes in net assets
AB VPS Discovery Value Portfolio	For each of the two years in the period ended December 31, 2024

AB VPS Relative Value Portfolio	For each of the two years in the period ended December 31, 2024

AFIS Capital World Growth and Income	For each of the two years in the period ended December 31, 2024

AFIS U.S. Government Securities	For each of the two years in the period ended December 31, 2024

AFIS Washington Mutual Investors	For each of the two years in the period ended December 31, 2024

Alger Capital Appreciation	For each of the two years in the period ended December 31, 2024

Alger Large Cap Growth	For each of the two years in the period ended December 31, 2024

Allspring Opportunity VT	For each of the two years in the period ended December 31, 2024

Allspring VT Discovery All Cap Growth Fund	For each of the two years in the period ended December 31, 2024

ALPS/Alerian Energy Infrastructure	For each of the two years in the period ended December 31, 2024

American Funds IS® Asset Allocation	For each of the two years in the period ended December 31, 2024

American Funds IS® Capital World Bond	For each of the two years in the period ended December 31, 2024

American Funds IS® Global Growth	For each of the two years in the period ended December 31, 2024

American Funds IS® Global Small Capitalization	For each of the two years in the period ended December 31, 2024

American Funds IS® Growth	For each of the two years in the period ended December 31, 2024

American Funds IS® Growth-Income	For each of the two years in the period ended December 31, 2024

American Funds IS® International	For each of the two years in the period ended December 31, 2024

American Funds IS® International Growth and Income	For each of the two years in the period ended December 31, 2024

American Funds IS® New World	For each of the two years in the period ended December 31, 2024

BlackRock Advantage Large Cap Core V.I.	For each of the two years in the period ended December 31, 2024

BlackRock Basic Value V.I.	For each of the two years in the period ended December 31, 2024

BlackRock Equity Dividend V.I.	For each of the two years in the period ended December 31, 2024

BlackRock Global Allocation V.I.	For each of the two years in the period ended December 31, 2024

2

Subaccounts	Statements of operations and changes in net assets
BlackRock High Yield V.I.	For each of the two years in the period ended December 31, 2024

BlackRock Large Cap Focus Growth V.I.	For each of the two years in the period ended December 31, 2024

BNY Mellon IP Small Cap Stock Index	For each of the two years in the period ended December 31, 2024

BNY Mellon IP Technology Growth	For each of the two years in the period ended December 31, 2024

BNY Mellon VIF Appreciation	For each of the two years in the period ended December 31, 2024

Delaware VIP Global Equity	For the period from January 1, 2024 through April 26, 2024 (closing of operations) and the year ended December 31, 2023

Dimensional VA Global Moderate Allocation	For each of the two years in the period ended December 31, 2024

Dimensional VA International Small Portfolio	For each of the two years in the period ended December 31, 2024

Dimensional VA International Value Portfolio	For each of the two years in the period ended December 31, 2024

Dimensional VA Short-Term Fixed Portfolio	For each of the two years in the period ended December 31, 2024

Dimensional VA U.S. Large Value Portfolio	For each of the two years in the period ended December 31, 2024

Dimensional VA U.S. Targeted Value Portfolio	For each of the two years in the period ended December 31, 2024

Donoghue Forlines Dividend VIT Fund	For each of the two years in the period ended December 31, 2024

DWS Core Equity VIP	For the period from January 1, 2024 through June 17, 2024 (closing of operations) and the year ended December 31, 2023

DWS Global Small Cap VIP	For the period from January 1, 2024 through June 17, 2024 (closing of operations) and the year ended December 31, 2023

DWS Small Mid Cap Value VIP	For each of the two years in the period ended December 31, 2024

Eaton Vance VT Floating-Rate Income	For each of the two years in the period ended December 31, 2024

Federated Hermes Fund for U.S. Government Securities II	For each of the two years in the period ended December 31, 2024

Federated Hermes High Income Bond II	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Balanced	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Contrafund	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Disciplined Small Cap	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Emerging Markets	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Growth & Income	For each of the two years in the period ended December 31, 2024

3

Subaccounts	Statements of operations and changes in net assets
Fidelity® VIP Growth Opportunities	For each of the two years in the period ended December 31, 2024

Fidelity® VIP High Income	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Index 500	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Investment Grade Bond	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Mid Cap	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Overseas	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Real Estate	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Strategic Income	For each of the two years in the period ended December 31, 2024

Franklin DynaTech VIP	For each of the two years in the period ended December 31, 2024

Franklin Growth and Income VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin Income VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin Large Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin Mutual Global Discovery VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin Mutual Shares VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin Rising Dividends VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin Small Cap Value VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin Small-Mid Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin Strategic Income VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin U.S. Government Securities VIP Fund	For each of the two years in the period ended December 31, 2024

Goldman Sachs VIT International Equity Insights	For each of the two years in the period ended December 31, 2024

Goldman Sachs VIT Mid Cap Growth Fund	For each of the two years in the period ended December 31, 2024

Goldman Sachs VIT Mid Cap Value	For each of the two years in the period ended December 31, 2024

Guggenheim VIF Floating Rate Strategies	For each of the two years in the period ended December 31, 2024

Guggenheim VIF Global Managed Futures Strategy	For each of the two years in the period ended December 31, 2024

Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2024

4

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF Long Short Equity	For the period from January 1, 2024 through August 16, 2024 (closing of operations) and the year ended December 31, 2023

Guggenheim VIF Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2024

Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2024

Invesco Oppenheimer V.I. International Growth Fund	For each of the two years in the period ended December 31, 2024

Invesco V.I. American Franchise Series I	For each of the two years in the period ended December 31, 2024

Invesco V.I. American Value	For each of the two years in the period ended December 31, 2024

Invesco V.I. Balanced-Risk Allocation	For each of the two years in the period ended December 31, 2024

Invesco V.I. Comstock	For each of the two years in the period ended December 31, 2024

Invesco V.I. Core Equity	For each of the two years in the period ended December 31, 2024

Invesco V.I. Discovery Mid Cap Growth	For each of the two years in the period ended December 31, 2024

Invesco V.I. Equally-Weighted S&P 500	For each of the two years in the period ended December 31, 2024

Invesco V.I. Equity and Income	For each of the two years in the period ended December 31, 2024

Invesco V.I. EVQ International Equity Fund	For each of the two years in the period ended December 31, 2024

Invesco V.I. Global	For each of the two years in the period ended December 31, 2024

Invesco V.I. Global Real Estate	For each of the two years in the period ended December 31, 2024

Invesco V.I. Global Strategic Income	For each of the two years in the period ended December 31, 2024

Invesco V.I. Government Securities	For each of the two years in the period ended December 31, 2024

Invesco V.I. Health Care	For each of the two years in the period ended December 31, 2024

Invesco V.I. Main Street Mid Cap Fund®	For each of the two years in the period ended December 31, 2024

Invesco V.I. Main Street Small Cap Fund®	For each of the two years in the period ended December 31, 2024

Invesco V.I. Small Cap Equity	For each of the two years in the period ended December 31, 2024

Janus Henderson VIT Enterprise	For each of the two years in the period ended December 31, 2024

Janus Henderson VIT Forty	For each of the two years in the period ended December 31, 2024

Janus Henderson VIT Overseas	For each of the two years in the period ended December 31, 2024

Janus Henderson VIT Research	For each of the two years in the period ended December 31, 2024

5

Subaccounts	Statements of operations and changes in net assets
Lord Abbett Series Bond-Debenture VC	For each of the two years in the period ended December 31, 2024

Lord Abbett Series Developing Growth VC	For each of the two years in the period ended December 31, 2024

Lord Abbett Series Growth and Income VC	For each of the two years in the period ended December 31, 2024

Lord Abbett Series Growth Opportunities VC	For each of the two years in the period ended December 31, 2024

LVIP American Century Disciplined Core Value	For each of the two years in the period ended December 31, 2024

LVIP American Century Inflation Protection	For each of the two years in the period ended December 31, 2024

LVIP American Century International	For each of the two years in the period ended December 31, 2024

LVIP American Century Mid Cap Value	For each of the two years in the period ended December 31, 2024

LVIP American Century Value	For each of the two years in the period ended December 31, 2024

LVIP JPMorgan Core Bond Fund	For each of the two years in the period ended December 31, 2024

LVIP JPMorgan Small Cap Core Fund	For each of the two years in the period ended December 31, 2024

LVIP JPMorgan US Equity Fund	For each of the two years in the period ended December 31, 2024

Macquarie VIP Asset Strategy	For each of the two years in the period ended December 31, 2024

Macquarie VIP Balanced	For each of the two years in the period ended December 31, 2024

Macquarie VIP Energy	For each of the two years in the period ended December 31, 2024

Macquarie VIP Global Growth	For each of the two years in the period ended December 31, 2024

Macquarie VIP Growth	For each of the two years in the period ended December 31, 2024

Macquarie VIP High Income	For each of the two years in the period ended December 31, 2024

Macquarie VIP International Core Equity	For each of the two years in the period ended December 31, 2024

Macquarie VIP Limited-Term Bond Series	For each of the two years in the period ended December 31, 2024

Macquarie VIP Mid Cap Growth	For each of the two years in the period ended December 31, 2024

Macquarie VIP Natural Resources	For each of the two years in the period ended December 31, 2024

Macquarie VIP Science and Technology	For each of the two years in the period ended December 31, 2024

Macquarie VIP Small Cap Growth	For each of the two years in the period ended December 31, 2024

Macquarie VIP Smid Cap Core	For each of the two years in the period ended December 31, 2024

6

Subaccounts	Statements of operations and changes in net assets
MFS® VIT Global Tactical Allocation	For each of the two years in the period ended December 31, 2024

MFS® VIT II Research International	For each of the two years in the period ended December 31, 2024

MFS® VIT International Intrinsic Value	For each of the two years in the period ended December 31, 2024

MFS® VIT New Discovery	For each of the two years in the period ended December 31, 2024

MFS® VIT Research	For each of the two years in the period ended December 31, 2024

MFS® VIT Total Return	For each of the two years in the period ended December 31, 2024

MFS® VIT Utilities	For each of the two years in the period ended December 31, 2024

Morningstar Aggressive Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2024

Morningstar Balanced ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2024

Morningstar Conservative ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2024

Morningstar Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2024

Morningstar Income and Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2024

NAA All Cap Value Series	For each of the two years in the period ended December 31, 2024

NAA Large Cap Value Series	For each of the two years in the period ended December 31, 2024

NAA Large Growth Series	For each of the two years in the period ended December 31, 2024

NAA Mid Growth Series	For each of the two years in the period ended December 31, 2024

NAA Small Cap Value Series	For each of the two years in the period ended December 31, 2024

NAA Smid-Cap Value Series	For each of the two years in the period ended December 31, 2024

NAA World Equity Income Series	For each of the two years in the period ended December 31, 2024

Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2024

PIMCO VIT All Asset	For each of the two years in the period ended December 31, 2024

PIMCO VIT CommodityRealReturn Strategy	For each of the two years in the period ended December 31, 2024

PIMCO VIT Emerging Markets Bond	For each of the two years in the period ended December 31, 2024

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2024

PIMCO VIT High Yield	For each of the two years in the period ended December 31, 2024

7

Subaccounts	Statements of operations and changes in net assets
PIMCO VIT International Bond Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2024

PIMCO VIT Low Duration Administrative	For each of the two years in the period ended December 31, 2024

PIMCO VIT Low Duration Advisor	For each of the two years in the period ended December 31, 2024

PIMCO VIT Real Return Administrative	For each of the two years in the period ended December 31, 2024

PIMCO VIT Real Return Advisor	For each of the two years in the period ended December 31, 2024

PIMCO VIT Short-Term	For each of the two years in the period ended December 31, 2024

PIMCO VIT Total Return Administrative	For each of the two years in the period ended December 31, 2024

PIMCO VIT Total Return Advisor	For each of the two years in the period ended December 31, 2024

Pioneer Bond VCT	For each of the two years in the period ended December 31, 2024

Pioneer Equity Income VCT	For each of the two years in the period ended December 31, 2024

Pioneer Strategic Income VCT	For each of the two years in the period ended December 31, 2024

Putnam VT Core Equity Fund	For each of the two years in the period ended December 31, 2024

Putnam VT Large Cap Growth Fund	For each of the two years in the period ended December 31, 2024

Putnam VT Large Cap Value	For each of the two years in the period ended December 31, 2024

Putnam VT Small Cap Growth	For each of the two years in the period ended December 31, 2024

Rydex VIF Banking	For each of the two years in the period ended December 31, 2024

Rydex VIF Basic Materials	For each of the two years in the period ended December 31, 2024

Rydex VIF Biotechnology	For each of the two years in the period ended December 31, 2024

Rydex VIF Commodities Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Consumer Products	For each of the two years in the period ended December 31, 2024

Rydex VIF Dow 2x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Electronics	For each of the two years in the period ended December 31, 2024

Rydex VIF Energy	For each of the two years in the period ended December 31, 2024

Rydex VIF Energy Services	For each of the two years in the period ended December 31, 2024

Rydex VIF Europe 1.25x Strategy	For each of the two years in the period ended December 31, 2024

8

Subaccounts	Statements of operations and changes in net assets
Rydex VIF Financial Services	For each of the two years in the period ended December 31, 2024

Rydex VIF Government Long Bond 1.2x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Health Care	For each of the two years in the period ended December 31, 2024

Rydex VIF Internet	For each of the two years in the period ended December 31, 2024

Rydex VIF Inverse Government Long Bond Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Inverse Mid-Cap Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Inverse NASDAQ-100® Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Inverse Russell 2000® Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Inverse S&P 500 Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Japan 2x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Leisure	For each of the two years in the period ended December 31, 2024

Rydex VIF Mid-Cap 1.5x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Money Market	For each of the two years in the period ended December 31, 2024

Rydex VIF NASDAQ-100®	For each of the two years in the period ended December 31, 2024

Rydex VIF NASDAQ-100® 2x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Nova	For each of the two years in the period ended December 31, 2024

Rydex VIF Precious Metals	For each of the two years in the period ended December 31, 2024

Rydex VIF Real Estate	For each of the two years in the period ended December 31, 2024

Rydex VIF Retailing	For each of the two years in the period ended December 31, 2024

Rydex VIF Russell 2000® 1.5x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Russell 2000® 2x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF S&P 500 2x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF S&P 500 Pure Growth	For each of the two years in the period ended December 31, 2024

Rydex VIF S&P 500 Pure Value	For each of the two years in the period ended December 31, 2024

Rydex VIF S&P MidCap 400 Pure Growth	For each of the two years in the period ended December 31, 2024

9

Subaccounts	Statements of operations and changes in net assets
Rydex VIF S&P MidCap 400 Pure Value	For each of the two years in the period ended December 31, 2024

Rydex VIF S&P SmallCap 600 Pure Growth	For each of the two years in the period ended December 31, 2024

Rydex VIF S&P SmallCap 600 Pure Value	For each of the two years in the period ended December 31, 2024

Rydex VIF Strengthening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Technology	For each of the two years in the period ended December 31, 2024

Rydex VIF Transportation	For each of the two years in the period ended December 31, 2024

Rydex VIF Utilities	For each of the two years in the period ended December 31, 2024

Rydex VIF Weakening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2024

T. Rowe Price Blue Chip Growth	For each of the two years in the period ended December 31, 2024

T. Rowe Price Equity Income	For each of the two years in the period ended December 31, 2024

T. Rowe Price Health Sciences	For each of the two years in the period ended December 31, 2024

T. Rowe Price Limited-Term Bond	For each of the two years in the period ended December 31, 2024

Templeton Developing Markets VIP Fund	For each of the two years in the period ended December 31, 2024

Templeton Foreign VIP Fund	For each of the two years in the period ended December 31, 2024

Templeton Global Bond VIP Fund	For each of the two years in the period ended December 31, 2024

VanEck VIP Global Gold	For each of the two years in the period ended December 31, 2024

VanEck VIP Global Resources	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Balanced	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Capital Growth	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Conservative Allocation	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Diversified Value	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Equity Income	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Equity Index	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Global Bond Index	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Growth	For each of the two years in the period ended December 31, 2024

10

Subaccounts	Statements of operations and changes in net assets
Vanguard® VIF High Yield Bond	For each of the two years in the period ended December 31, 2024

Vanguard® VIF International	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Mid-Cap Index	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Moderate Allocation	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Real Estate Index	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Short Term Investment Grade	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Small Company Growth	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Total Bond Market Index	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Total International Stock Market Index	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Total Stock Market Index	For each of the two years in the period ended December 31, 2024

Virtus Duff & Phelps Real Estate Securities Series	For each of the two years in the period ended December 31, 2024

Virtus KAR Small-Cap Growth Series	For each of the two years in the period ended December 31, 2024

Virtus Newfleet Multi-Sector Intermediate Bond Series	For each of the two years in the period ended December 31, 2024

Virtus SGA International Growth Series	For each of the two years in the period ended December 31, 2024

Voya MidCap Opportunities Portfolio	For each of the two years in the period ended December 31, 2024

VY CBRE Global Real Estate Portfolio	For each of the two years in the period ended December 31, 2024

VY CBRE Real Estate Portfolio	For each of the two years in the period ended December 31, 2024

11

Variable Annuity Account A

Statements of Net Assets

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
AB VPS Discovery Value Portfolio	—	$—	$—	$—	$—	—	$18.79	$18.79
AB VPS Relative Value Portfolio	1,261	37,314	38,939	—	38,939	2,175	17.91	17.91
AFIS Capital World Growth and Income	11,995	172,652	180,887	—	180,887	12,113	14.08	15.72
AFIS U.S. Government Securities	86,033	999,350	812,155	—	812,155	115,047	6.93	7.74
AFIS Washington Mutual Investors	63,459	848,915	1,036,916	—	1,036,916	56,358	17.96	20.06
Alger Capital Appreciation (e)	7,265	565,251	746,316	—	746,316	22,311	32.85	43.28
Alger Large Cap Growth	160	9,185	14,230	—	14,230	979	14.54	14.92
Allspring Opportunity VT	5,221	125,536	140,239	—	140,239	5,310	26.41	26.41
Allspring VT Discovery All Cap Growth Fund	3,936	110,849	108,109	—	108,109	4,670	23.15	23.15
ALPS/Alerian Energy Infrastructure	7,945	99,376	113,454	—	113,454	9,526	11.90	13.46
American Funds IS® Asset Allocation	23,698	571,303	602,177	—	602,177	41,442	14.12	15.77
American Funds IS® Capital World Bond	9,829	114,236	92,096	—	92,096	14,198	5.87	6.56
American Funds IS® Global Growth	10,229	320,969	367,529	—	367,529	20,442	17.57	19.62
American Funds IS® Global Small Capitalization	633	17,079	10,773	—	10,773	992	10.87	10.87
American Funds IS® Growth	5,858	566,341	716,889	—	716,889	23,306	30.74	34.32
American Funds IS® Growth-Income	6,920	350,987	464,588	—	464,588	21,722	20.95	23.39
American Funds IS® International	4,965	96,522	86,687	—	86,687	9,680	8.72	9.73
American Funds IS® International Growth and Income	28,658	306,269	279,133	—	279,133	29,933	8.44	9.43
American Funds IS® New World	5,295	131,707	138,187	—	138,187	13,038	10.33	11.53
BlackRock Advantage Large Cap Core V.I.	1,400	35,595	34,863	—	34,863	1,457	23.93	30.65
BlackRock Basic Value V.I.	1,578	21,534	20,157	—	20,157	1,343	15.01	15.01
BlackRock Equity Dividend V.I.	21,367	230,356	224,778	—	224,778	13,539	16.59	16.59
BlackRock Global Allocation V.I.	7,873	110,558	101,478	—	101,478	9,259	10.97	12.54
BlackRock High Yield V.I.	72,573	518,184	500,755	2,717	503,472	45,888	10.36	11.71
BlackRock Large Cap Focus Growth V.I.	7,716	139,833	172,446	—	172,446	5,324	32.34	32.34
BNY Mellon IP Small Cap Stock Index	6,293	114,600	122,026	—	122,026	6,423	16.06	20.59
BNY Mellon IP Technology Growth	7,506	169,904	236,902	—	236,902	7,791	30.40	35.46
BNY Mellon VIF Appreciation	307	13,661	10,941	—	10,941	531	20.58	20.58
Delaware VIP Global Equity (c)	—	—	—	—	—	—	13.12	13.12
Dimensional VA Global Moderate Allocation	2,860	47,245	46,759	—	46,759	3,938	11.87	11.87
Dimensional VA International Small Portfolio	20,516	235,411	237,782	—	237,782	18,528	11.21	13.21
Dimensional VA International Value Portfolio	76,094	1,013,851	1,038,679	—	1,038,679	86,225	10.53	12.08
Dimensional VA Short-Term Fixed Portfolio	20,519	209,780	206,626	—	206,626	27,002	7.65	7.65
Dimensional VA U.S. Large Value Portfolio	11,454	298,743	372,835	—	372,835	20,630	16.14	20.93
Dimensional VA U.S. Targeted Value Portfolio	15,406	310,620	347,718	—	347,718	15,628	16.91	22.42
Donoghue Forlines Dividend VIT Fund	731	11,129	11,613	—	11,613	1,255	9.25	9.25
DWS Core Equity VIP (d)	—	—	—	—	—	—	23.38	23.38
DWS Global Small Cap VIP (d)	—	—	—	—	—	—	10.01	10.01
DWS Small Mid Cap Value VIP	30,527	391,012	421,577	—	421,577	29,288	14.40	14.40
Eaton Vance VT Floating-Rate Income	25,022	222,066	215,438	—	215,438	20,990	10.26	10.26

(c)	Merger. See Note 1.
(d)	Liquidation. See Note 1.
(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

12

Variable Annuity Account A

Statements of Net Assets (continued)

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Federated Hermes Fund for U.S. Government Securities II	17,155	$179,774	$155,592	$—	$155,592	23,821	$6.36	$7.75
Federated Hermes High Income Bond II	47,504	282,984	267,923	—	267,923	21,756	9.68	14.31
Fidelity® VIP Balanced	38,531	755,756	912,794	—	912,794	51,019	17.56	21.12
Fidelity® VIP Contrafund	39,100	1,651,246	2,170,046	—	2,170,046	75,872	26.33	38.36
Fidelity® VIP Disciplined Small Cap	2,523	41,694	47,409	—	47,409	2,486	15.98	21.79
Fidelity® VIP Emerging Markets	25,157	271,099	288,546	—	288,546	24,277	11.38	12.10
Fidelity® VIP Growth & Income	20,115	427,101	591,973	—	591,973	22,683	20.96	30.67
Fidelity® VIP Growth Opportunities	23,509	1,089,853	1,888,961	—	1,888,961	40,531	39.44	50.71
Fidelity® VIP High Income	8,051	39,130	35,989	—	35,989	3,793	9.27	10.36
Fidelity® VIP Index 500	2,403	834,972	1,348,814	—	1,348,814	51,048	25.02	29.94
Fidelity® VIP Investment Grade Bond	47,576	600,149	505,260	—	505,260	61,128	7.56	9.34
Fidelity® VIP Mid Cap	2,120	73,964	75,213	—	75,213	3,761	17.28	20.71
Fidelity® VIP Overseas	4,914	107,486	123,593	—	123,593	10,131	11.65	12.92
Fidelity® VIP Real Estate	3,547	66,289	61,254	—	61,254	5,010	10.40	14.02
Fidelity® VIP Strategic Income	18,308	203,517	193,514	—	193,514	21,804	8.81	10.12
Franklin DynaTech VIP	1,049	6,695	5,845	—	5,845	236	24.78	29.61
Franklin Growth and Income VIP Fund	52,356	485,799	373,296	—	373,296	18,647	17.70	23.71
Franklin Income VIP Fund	18,606	277,983	267,186	—	267,186	23,739	11.19	13.65
Franklin Large Cap Growth VIP Fund	22,395	474,548	464,911	—	464,911	18,136	24.57	31.86
Franklin Mutual Global Discovery VIP Fund	7,842	150,813	137,554	—	137,554	9,232	12.33	15.79
Franklin Mutual Shares VIP Fund	4,190	79,407	68,676	—	68,676	4,229	12.42	16.24
Franklin Rising Dividends VIP Fund	26,311	716,221	738,808	—	738,808	29,644	19.46	27.10
Franklin Small Cap Value VIP Fund	36,759	516,127	526,387	—	526,387	29,182	15.23	20.04
Franklin Small-Mid Cap Growth VIP Fund	25,639	410,591	379,198	—	379,198	18,118	18.07	42.20
Franklin Strategic Income VIP Fund	3,740	37,028	33,475	—	33,475	4,366	7.67	7.67
Franklin U.S. Government Securities VIP Fund	44,915	498,287	457,234	—	457,234	64,743	6.60	7.18
Goldman Sachs VIT International Equity Insights	891	7,154	7,880	—	7,880	704	11.14	11.14
Goldman Sachs VIT Mid Cap Growth Fund	36,456	488,141	401,382	—	401,382	16,249	19.88	26.20
Goldman Sachs VIT Mid Cap Value	13,445	222,644	229,915	—	229,915	13,453	15.74	20.58
Guggenheim VIF Floating Rate Strategies	6,207	159,216	154,730	—	154,730	16,552	9.24	10.31
Guggenheim VIF Global Managed Futures Strategy	3,712	61,711	61,397	—	61,397	11,193	5.17	7.43
Guggenheim VIF High Yield	750	21,819	18,623	—	18,623	1,879	9.90	11.78
Guggenheim VIF Long Short Equity (d)	—	—	—	—	—	—	9.55	9.81
Guggenheim VIF Multi-Hedge Strategies	744	18,177	17,653	—	17,653	2,451	5.34	7.46
Guggenheim VIF Total Return Bond	80,804	1,158,069	1,153,882	—	1,153,882	124,154	8.56	9.41
Invesco Oppenheimer V.I. International Growth Fund	59,320	134,390	116,268	—	116,268	10,471	9.43	11.80
Invesco V.I. American Franchise Series I	1,396	86,727	111,046	—	111,046	5,056	21.96	21.96
Invesco V.I. American Value	944	15,610	16,355	—	16,355	963	16.99	16.99
Invesco V.I. Balanced-Risk Allocation	2,003	20,254	16,565	—	16,565	1,623	10.21	10.21
Invesco V.I. Comstock	—	—	—	—	—	—	17.48	17.48
Invesco V.I. Core Equity	2,517	80,352	84,031	—	84,031	3,714	22.63	22.63

(d)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

13

Variable Annuity Account A

Statements of Net Assets (continued)

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Invesco V.I. Discovery Mid Cap Growth	74	$5,070	$4,957	$—	$4,957	267	$18.54	$18.54
Invesco V.I. Equally-Weighted S&P 500	669	17,708	18,216	—	18,216	1,651	11.03	11.33
Invesco V.I. Equity and Income	1,392	24,842	24,123	—	24,123	1,742	13.86	13.86
Invesco V.I. EVQ International Equity Fund	6,322	205,463	207,930	—	207,930	21,073	9.71	10.74
Invesco V.I. Global	4,138	161,302	159,973	—	159,973	8,226	17.21	21.09
Invesco V.I. Global Real Estate	1,392	22,060	18,168	—	18,168	1,879	9.67	9.67
Invesco V.I. Global Strategic Income	22,790	113,653	100,731	—	100,731	14,061	7.12	8.06
Invesco V.I. Government Securities	57	584	580	—	580	93	6.25	6.25
Invesco V.I. Health Care	2,471	66,852	61,038	—	61,038	4,569	13.34	13.34
Invesco V.I. Main Street Mid Cap Fund®	8,933	92,983	95,492	—	95,492	6,196	14.35	17.91
Invesco V.I. Main Street Small Cap Fund®	9,417	233,112	268,302	—	268,302	14,149	17.50	20.33
Invesco V.I. Small Cap Equity	2,424	41,361	42,036	—	42,036	2,857	14.72	18.77
Janus Henderson VIT Enterprise	3,918	257,926	292,762	—	292,762	11,914	23.61	31.40
Janus Henderson VIT Forty	1,605	70,911	81,952	—	81,952	2,600	31.52	31.52
Janus Henderson VIT Overseas	8,495	317,706	354,834	—	354,834	42,800	8.06	9.96
Janus Henderson VIT Research	2,136	79,910	120,562	—	120,562	3,402	28.98	37.59
Lord Abbett Series Bond-Debenture VC	33,937	401,234	352,945	—	352,945	36,583	9.46	11.54
Lord Abbett Series Developing Growth VC	3,349	109,607	97,890	—	97,890	5,296	16.71	22.91
Lord Abbett Series Growth and Income VC	2,836	103,727	113,222	—	113,222	6,629	17.08	17.08
Lord Abbett Series Growth Opportunities VC	—	—	—	—	—	—	21.15	21.15
LVIP American Century Disciplined Core Value (b)	9,366	80,906	80,224	—	80,224	3,527	16.18	22.75
LVIP American Century Inflation Protection (b)	5,005	52,633	45,864	—	45,864	6,048	7.58	7.58
LVIP American Century International (b)	2,827	32,094	30,183	—	30,183	2,977	10.14	10.14
LVIP American Century Mid Cap Value (b)(e)	2,386	45,707	46,952	—	46,952	2,371	16.09	22.12
LVIP American Century Value (b)	5,282	57,303	64,679	—	64,679	3,455	15.87	22.06
LVIP JPMorgan Core Bond Fund	2,981	31,961	28,248	—	28,248	3,951	7.15	7.15
LVIP JPMorgan Small Cap Core Fund	2,614	56,392	55,941	—	55,941	3,788	14.71	14.71
LVIP JPMorgan US Equity Fund	453	19,378	19,791	—	19,791	748	26.46	26.46
Macquarie VIP Asset Strategy (b)	60,130	510,708	558,609	—	558,609	50,677	11.02	13.09
Macquarie VIP Balanced (b)	6,569	45,137	40,468	—	40,468	2,858	14.16	14.16
Macquarie VIP Energy (b)	1,055	5,586	4,936	—	4,936	1,014	4.82	4.88
Macquarie VIP Global Growth (b)	44,919	198,604	163,953	—	163,953	9,475	16.66	19.25
Macquarie VIP Growth (b)	5,300	48,045	56,653	—	56,653	1,299	43.13	43.94
Macquarie VIP High Income (b)	7,623	26,214	22,336	—	22,336	1,766	9.67	12.65
Macquarie VIP International Core Equity (b)	2,353	39,866	38,880	—	38,880	3,661	10.62	10.62
Macquarie VIP Limited-Term Bond Series (b)	—	—	—	—	—	—	7.98	7.98
Macquarie VIP Mid Cap Growth (b)	53,460	525,146	530,857	—	530,857	23,366	18.65	23.35
Macquarie VIP Natural Resources (b)	861	3,515	3,832	—	3,832	686	5.57	5.57
Macquarie VIP Science And Technology (b)	4,754	123,310	138,299	—	138,299	4,117	27.10	39.73
Macquarie VIP Small Cap Growth (b)	9,244	75,053	60,734	—	60,734	4,092	14.82	14.82

(b)	Name change. See Note 1.
(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

14

Variable Annuity Account A

Statements of Net Assets (continued)

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Macquarie VIP Smid Cap Core (b)	258	$3,654	$3,379	$—	$3,379	214	$15.82	$19.62
MFS® VIT Global Tactical Allocation	—	—	—	—	—	—	9.11	9.11
MFS® VIT II Research International	3,277	54,207	55,252	—	55,252	5,548	9.94	9.94
MFS® VIT International Intrinsic Value	4,963	127,360	144,770	—	144,770	11,191	12.45	13.90
MFS® VIT New Discovery	32,564	346,197	350,061	—	350,061	18,871	15.00	18.78
MFS® VIT Research	1,569	44,838	54,602	—	54,602	2,540	21.49	21.49
MFS® VIT Total Return	1,630	37,037	36,905	—	36,905	2,907	12.69	12.69
MFS® VIT Utilities	853	26,093	28,500	—	28,500	2,208	12.91	17.04
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	1,776	21,960	27,314	—	27,314	1,856	14.71	14.71
Morningstar Balanced ETF Asset Allocation Portfolio	90,924	980,998	1,013,806	—	1,013,806	88,924	11.38	13.02
Morningstar Conservative ETF Asset Allocation Portfolio	73,764	810,589	752,393	—	752,393	93,201	8.07	8.07
Morningstar Growth ETF Asset Allocation Portfolio	22,016	244,299	271,901	—	271,901	20,504	13.27	13.27
Morningstar Income and Growth ETF Asset Allocation Portfolio	5,273	51,841	54,524	—	54,524	5,350	9.67	11.06
NAA All Cap Value Series (b)	3,813	122,548	128,942	—	128,942	6,886	16.14	30.38
NAA Large Cap Value Series (b)	5,167	207,390	214,448	—	214,448	7,307	29.35	29.35
NAA Large Growth Series (b)	3,081	63,149	75,359	—	75,359	2,090	34.38	39.90
NAA Mid Growth Series (b)	518	23,250	27,070	—	27,070	635	42.65	42.65
NAA Small Cap Value Series (b)	752	32,453	33,320	—	33,320	1,178	20.51	36.09
NAA Smid-Cap Value Series (b)	626	45,667	47,319	—	47,319	1,442	31.89	35.76
NAA World Equity Income Series (b)	3,385	41,953	50,196	—	50,196	3,028	16.58	16.58
Neuberger Berman AMT Sustainable Equity	12,117	346,360	483,825	—	483,825	24,573	16.34	27.72
PIMCO VIT All Asset	3,058	30,572	27,338	—	27,338	2,909	9.41	10.81
PIMCO VIT CommodityRealReturn Strategy	23,673	152,013	131,620	—	131,620	28,491	4.59	5.56
PIMCO VIT Emerging Markets Bond	23,997	281,553	255,329	—	255,329	25,630	8.50	10.07
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	575	6,807	5,311	—	5,311	577	6.60	9.21
PIMCO VIT High Yield	—	—	—	—	—	—	18.19	18.19
PIMCO VIT International Bond Portfolio (Unhedged)	7,787	68,891	55,055	—	55,055	9,211	5.66	6.09
PIMCO VIT Low Duration Administrative	82,108	784,304	791,519	—	791,519	112,190	7.04	7.04
PIMCO VIT Low Duration Advisor	29,394	298,421	283,355	—	283,355	40,198	6.91	7.49
PIMCO VIT Real Return Administrative	21,770	280,788	250,568	—	250,568	29,329	8.50	8.50
PIMCO VIT Real Return Advisor	13,589	166,116	156,408	—	156,408	19,161	7.47	8.52
PIMCO VIT Short-Term	61,302	629,137	632,640	—	632,640	77,093	7.65	8.47
PIMCO VIT Total Return Administrative	38,502	400,351	348,061	—	348,061	41,579	8.35	8.35
PIMCO VIT Total Return Advisor	49,724	520,956	449,509	—	449,509	59,155	7.29	8.28
Pioneer Bond VCT	17,527	184,014	164,574	—	164,574	21,418	7.69	7.69
Pioneer Equity Income VCT	1,142	22,608	15,212	—	15,212	957	15.89	15.89
Pioneer Strategic Income VCT	8,835	88,862	78,014	—	78,014	9,691	8.05	8.05
Putnam VT Core Equity Fund	4,109	94,372	92,072	—	92,072	3,455	26.65	26.65
Putnam VT Large Cap Growth Fund	25,304	240,012	435,236	—	435,236	12,128	35.90	44.04
Putnam VT Large Cap Value	25,151	661,559	815,406	—	815,406	34,918	20.87	26.04
Putnam VT Small Cap Growth	1,658	27,987	35,574	—	35,574	1,964	18.11	18.11

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

15

Variable Annuity Account A

Statements of Net Assets (continued)

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Rydex VIF Banking	652	$52,786	$75,793	$—	$75,793	6,947	$6.48	$12.43
Rydex VIF Basic Materials	996	83,415	97,811	—	97,811	6,726	12.25	15.21
Rydex VIF Biotechnology	2,684	237,977	200,857	—	200,857	13,199	12.50	27.04
Rydex VIF Commodities Strategy	500	41,610	44,467	—	44,467	16,690	1.74	3.91
Rydex VIF Consumer Products	781	50,102	54,888	—	54,888	4,228	11.43	19.38
Rydex VIF Dow 2x Strategy (e)	464	67,112	106,603	—	106,603	2,999	34.66	40.91
Rydex VIF Electronics	884	75,746	207,098	—	207,098	12,062	17.14	40.71
Rydex VIF Energy	538	121,403	129,216	—	129,216	18,363	5.47	7.80
Rydex VIF Energy Services	54	24,979	16,278	—	16,278	8,510	1.69	1.91
Rydex VIF Europe 1.25x Strategy (e)	—	23	26	—	26	4	6.09	6.09
Rydex VIF Financial Services	519	49,435	59,922	—	59,922	5,785	10.36	10.36
Rydex VIF Government Long Bond 1.2x Strategy (e)	377	9,345	6,855	—	6,855	1,120	6.12	6.12
Rydex VIF Health Care	1,885	128,174	149,066	—	149,066	8,812	15.86	22.79
Rydex VIF Internet	1,375	130,926	144,103	—	144,103	8,785	14.81	29.07
Rydex VIF Inverse Government Long Bond Strategy (e)	—	—	—	—	—	—	2.35	2.35
Rydex VIF Inverse Mid-Cap Strategy	—	—	—	—	—	—	0.56	0.56
Rydex VIF Inverse NASDAQ-100® Strategy	—	—	—	—	—	—	0.22	0.22
Rydex VIF Inverse Russell 2000® Strategy (e)	14	848	389	—	389	1,246	0.31	0.56
Rydex VIF Inverse S&P 500 Strategy (e)	126	4,466	2,878	—	2,878	4,884	0.59	0.59
Rydex VIF Japan 2x Strategy (e)	673	55,363	51,232	—	51,232	5,140	9.05	9.98
Rydex VIF Leisure	452	46,583	56,868	—	56,868	4,122	13.71	13.82
Rydex VIF Mid-Cap 1.5x Strategy (e)	305	75,934	72,112	—	72,112	3,411	20.03	34.36
Rydex VIF Money Market	5,325,747	5,325,747	5,325,747	—	5,325,747	979,887	4.51	6.64
Rydex VIF NASDAQ-100®	2,617	153,769	225,236	—	225,236	5,045	37.92	55.32
Rydex VIF NASDAQ-100® 2x Strategy (e)	56	6,380	10,380	—	10,380	106	97.52	97.52
Rydex VIF Nova (e)	208	24,697	44,184	—	44,184	1,345	29.37	34.79
Rydex VIF Precious Metals	3,151	100,906	126,831	—	126,831	13,707	5.35	9.68
Rydex VIF Real Estate	2,019	75,521	76,099	—	76,099	5,907	9.73	13.95
Rydex VIF Retailing	244	32,940	31,869	—	31,869	1,801	15.39	21.60
Rydex VIF Russell 2000® 1.5x Strategy (e)	15	1,191	1,129	—	1,129	59	19.07	19.07
Rydex VIF Russell 2000® 2x Strategy (e)	2	292	263	—	263	25	10.62	10.62
Rydex VIF S&P 500 2x Strategy (e)	593	144,253	286,725	—	286,725	5,826	39.36	49.39
Rydex VIF S&P 500 Pure Growth	3,052	156,996	170,359	—	170,359	7,922	18.76	22.99
Rydex VIF S&P 500 Pure Value	9,402	422,267	568,638	—	568,638	35,828	13.90	17.09
Rydex VIF S&P MidCap 400 Pure Growth	4,480	170,227	171,127	—	171,127	11,493	12.47	21.17
Rydex VIF S&P MidCap 400 Pure Value	3,907	172,055	197,521	—	197,521	10,331	16.24	21.49
Rydex VIF S&P SmallCap 600 Pure Growth	281	14,433	14,876	—	14,876	887	12.10	16.77
Rydex VIF S&P SmallCap 600 Pure Value	665	43,070	56,380	—	56,380	3,860	11.73	14.60
Rydex VIF Strengthening Dollar 2x Strategy (e)	99	4,801	5,279	—	5,279	1,061	4.95	4.95
Rydex VIF Technology	7,477	1,122,275	1,590,595	—	1,590,595	57,144	20.18	33.78
Rydex VIF Transportation	169	19,707	15,250	—	15,250	1,052	14.40	17.30

(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

16

Variable Annuity Account A

Statements of Net Assets (continued)

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Rydex VIF Utilities	2,365	$71,996	$88,562	$—	$88,562	7,879	$9.97	$15.80
Rydex VIF Weakening Dollar 2x Strategy (e)	3	112	95	—	95	45	2.08	2.08
T. Rowe Price Blue Chip Growth	19,271	825,784	1,085,894	—	1,085,894	31,008	30.16	41.87
T. Rowe Price Equity Income	3,061	87,688	86,373	—	86,373	5,114	15.16	20.43
T. Rowe Price Health Sciences	5,853	269,331	278,704	—	278,704	11,539	20.22	34.80
T. Rowe Price Limited-Term Bond	21,860	103,275	102,088	—	102,088	13,888	7.08	7.58
Templeton Developing Markets VIP Fund	51,014	450,213	431,069	—	431,069	27,881	8.54	17.40
Templeton Foreign VIP Fund	12,205	166,694	167,936	—	167,936	17,140	7.79	13.59
Templeton Global Bond VIP Fund	6,707	103,642	76,324	—	76,324	14,576	5.12	5.86
VanEck VIP Global Gold	5,675	62,617	52,952	—	52,952	5,559	9.49	9.68
VanEck VIP Global Resources	359	8,839	8,633	—	8,633	1,508	4.65	5.73
Vanguard® VIF Balanced	7,970	179,779	197,417	—	197,417	13,127	14.15	15.94
Vanguard® VIF Capital Growth	2,293	102,878	116,828	—	116,828	5,863	19.92	19.92
Vanguard® VIF Conservative Allocation	8,418	203,935	209,853	—	209,853	20,054	10.27	11.57
Vanguard® VIF Diversified Value	50,531	736,349	841,345	—	841,345	45,663	16.36	18.42
Vanguard® VIF Equity Income	32,750	738,779	820,723	—	820,723	49,738	16.16	18.19
Vanguard® VIF Equity Index	35,315	1,884,345	2,547,644	—	2,547,644	108,453	21.09	23.75
Vanguard® VIF Global Bond Index	479	10,145	8,826	—	8,826	1,111	7.94	7.94
Vanguard® VIF Growth	8,056	207,803	271,003	—	271,003	11,610	23.34	23.34
Vanguard® VIF High Yield Bond	20,542	156,569	152,009	—	152,009	14,579	10.03	11.29
Vanguard® VIF International	27,803	724,052	711,767	—	711,767	45,611	14.20	15.99
Vanguard® VIF Mid-Cap Index	22,386	489,856	600,837	—	600,837	35,175	15.76	17.74
Vanguard® VIF Moderate Allocation	59,806	1,781,704	1,839,040	—	1,839,040	137,937	11.96	13.47
Vanguard® VIF Real Estate Index	9,284	111,661	108,998	—	108,998	9,591	10.48	11.80
Vanguard® VIF Short Term Investment Grade	84,200	856,693	877,360	—	877,360	103,575	7.94	8.94
Vanguard® VIF Small Company Growth (e)	3,828	80,873	74,691	—	74,691	4,923	14.85	16.72
Vanguard® VIF Total Bond Market Index	232,110	2,524,595	2,427,867	—	2,427,867	303,446	7.27	8.18
Vanguard® VIF Total International Stock Market Index	11,073	223,503	236,732	—	236,732	22,332	10.13	11.00
Vanguard® VIF Total Stock Market Index	35,425	1,541,533	1,989,465	—	1,989,465	90,112	20.18	22.73
Virtus Duff & Phelps Real Estate Securities Series	810	17,633	16,984	—	16,984	1,277	13.29	14.48
Virtus KAR Small-Cap Growth Series	10,721	359,973	272,629	—	272,629	9,608	27.50	30.70
Virtus Newfleet Multi-Sector Intermediate Bond Series	—	—	—	—	—	—	8.76	8.76
Virtus SGA International Growth Series	4,121	56,710	52,130	—	52,130	6,495	8.03	8.03
Voya MidCap Opportunities Portfolio	18,167	87,187	67,401	—	67,401	3,564	18.91	18.91
VY CBRE Global Real Estate Portfolio	1,115	12,725	11,227	—	11,227	1,127	8.87	10.13
VY CBRE Real Estate Portfolio	888	24,611	25,176	—	25,176	1,819	13.84	13.84

(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

17

Variable Annuity Account A

Statements of Operations and Change in Net Assets

Years Ended December 31, 2024 and 2023, Except as Noted

	AB VPS Discovery Value Portfolio	AB VPS Relative Value Portfolio	AFIS Capital World Growth and Income
Net assets as of December 31, 2022	$3,296	$31,823	$172,026

Investment income (loss):
Dividend distributions	28	419	2,585
Investment Expenses:
Mortality and expense risk and administrative charges	(8)	(408)	(1,074)

Net investment income (loss)	20	11	1,511

Increase (decrease) in net assets from operations:
Capital gain distributions	295	2,648	—
Realized capital gain (loss) on investments	(8)	(26)	(8,716)
Change in unrealized appreciation (depreciation)	235	650	35,489

Net gain (loss) on investments	522	3,272	26,773

Net increase (decrease) in net assets from operations	542	3,283	28,284

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(34)	—	(39,677)
Transfers between subaccounts, net	—	—	47
Maintenance charges and mortality adjustments	(20)	(66)	(232)

Increase (decrease) in net assets from contract transactions	(54)	(66)	(39,862)

Total increase (decrease) in net assets	488	3,217	(11,578)

Net assets as of December 31, 2023	$3,784	$35,040	$160,448

Investment income (loss):
Dividend distributions	—	483	2,685
Investment Expenses:
Mortality and expense risk and administrative charges	(3)	(483)	(1,248)

Net investment income (loss)	(3)	—	1,437

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,360	—
Realized capital gain (loss) on investments	(279)	27	35
Change in unrealized appreciation (depreciation)	255	2,588	19,201

Net gain (loss) on investments	(24)	3,975	19,236

Net increase (decrease) in net assets from operations	(27)	3,975	20,673

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(3,786)	—	—
Transfers between subaccounts, net	34	—	—
Maintenance charges and mortality adjustments	(5)	(76)	(234)

Increase (decrease) in net assets from contract transactions	(3,757)	(76)	(234)

Total increase (decrease) in net assets	(3,784)	3,899	20,439

Net assets as of December 31, 2024	$—	$38,939	$180,887

The accompanying notes are an integral part of these financial statements. 18

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	AFIS U.S. Government Securities	AFIS Washington Mutual Investors	Alger Capital Appreciation(e)
Net assets as of December 31, 2022	$701,493	$826,694	$680,978

Investment income (loss):
Dividend distributions	24,267	14,228	—
Investment Expenses:
Mortality and expense risk and administrative charges	(8,757)	(8,562)	(5,833)

Net investment income (loss)	15,510	5,666	(5,833)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	7,703	—
Realized capital gain (loss) on investments	(2,283)	(3,290)	(90,837)
Change in unrealized appreciation (depreciation)	(3,756)	113,986	331,124

Net gain (loss) on investments	(6,039)	118,399	240,287

Net increase (decrease) in net assets from operations	9,471	124,065	234,454

Contract owner transactions:
Variable annuity deposits	4,272	—	720
Terminations, withdrawals and annuity payments	(665)	(40,370)	(7,282)
Transfers between subaccounts, net	—	—	(387,149)
Maintenance charges and mortality adjustments	(1,139)	(1,129)	(980)

Increase (decrease) in net assets from contract transactions	2,468	(41,499)	(394,691)

Total increase (decrease) in net assets	11,939	82,566	(160,237)

Net assets as of December 31, 2023	$713,432	$909,260	$520,741

Investment income (loss):
Dividend distributions	30,654	14,357	—
Investment Expenses:
Mortality and expense risk and administrative charges	(8,812)	(10,374)	(7,577)

Net investment income (loss)	21,842	3,983	(7,577)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	8,240	—
Realized capital gain (loss) on investments	(11,711)	6,556	4,182
Change in unrealized appreciation (depreciation)	(16,564)	140,387	242,920

Net gain (loss) on investments	(28,275)	155,183	247,102

Net increase (decrease) in net assets from operations	(6,433)	159,166	239,525

Contract owner transactions:
Variable annuity deposits	1,872	—	720
Terminations, withdrawals and annuity payments	(41,849)	(29,865)	(14,029)
Transfers between subaccounts, net	146,258	(292)	(16)
Maintenance charges and mortality adjustments	(1,125)	(1,353)	(625)

Increase (decrease) in net assets from contract transactions	105,156	(31,510)	(13,950)

Total increase (decrease) in net assets	98,723	127,656	225,575

Net assets as of December 31, 2024	$812,155	$1,036,916	$746,316

(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 19

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Alger Large Cap Growth	Allspring Opportunity VT	Allspring VT Discovery All Cap Growth Fund
Net assets as of December 31, 2022	$23,498	$119,192	$69,076

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(160)	(1,795)	(993)

Net investment income (loss)	(160)	(1,795)	(993)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	10,871	8,373
Realized capital gain (loss) on investments	(22)	337	(352)
Change in unrealized appreciation (depreciation)	7,634	19,014	14,719

Net gain (loss) on investments	7,612	30,222	22,740

Net increase (decrease) in net assets from operations	7,452	28,427	21,747

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(261)	(8,917)	—
Transfers between subaccounts, net	—	(2,585)	—
Maintenance charges and mortality adjustments	(89)	(206)	(161)

Increase (decrease) in net assets from contract transactions	(350)	(11,708)	(161)

Total increase (decrease) in net assets	7,102	16,719	21,586

Net assets as of December 31, 2023	$30,600	$135,911	$90,662

Investment income (loss):
Dividend distributions	—	67	—
Investment Expenses:
Mortality and expense risk and administrative charges	(205)	(1,997)	(1,278)

Net investment income (loss)	(205)	(1,930)	(1,278)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	14,114	4,943
Realized capital gain (loss) on investments	9,104	1,702	(111)
Change in unrealized appreciation (depreciation)	2,671	3,883	14,099

Net gain (loss) on investments	11,775	19,699	18,931

Net increase (decrease) in net assets from operations	11,570	17,769	17,653

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(27,359)	(10,338)	—
Transfers between subaccounts, net	(476)	(2,909)	—
Maintenance charges and mortality adjustments	(105)	(194)	(206)

Increase (decrease) in net assets from contract transactions	(27,940)	(13,441)	(206)

Total increase (decrease) in net assets	(16,370)	4,328	17,447

Net assets as of December 31, 2024	$14,230	$140,239	$108,109

The accompanying notes are an integral part of these financial statements. 20

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	ALPS/Alerian Energy Infrastructure	American Funds IS® Asset Allocation	American Funds IS® Capital World Bond
Net assets as of December 31, 2022	$184,557	$591,459	$93,865

Investment income (loss):
Dividend distributions	2,419	13,187	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,145)	(6,303)	(356)

Net investment income (loss)	1,274	6,884	(356)

Increase (decrease) in net assets from operations:
Capital gain distributions	866	22,824	—
Realized capital gain (loss) on investments	3,909	(9,768)	(96)
Change in unrealized appreciation (depreciation)	10,718	60,722	5,611

Net gain (loss) on investments	15,493	73,778	5,515

Net increase (decrease) in net assets from operations	16,767	80,662	5,159

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(1,737)	(31,725)	—
Transfers between subaccounts, net	(117,453)	74,702	—
Maintenance charges and mortality adjustments	(299)	(1,885)	(24)

Increase (decrease) in net assets from contract transactions	(119,489)	41,092	(24)

Total increase (decrease) in net assets	(102,722)	121,754	5,135

Net assets as of December 31, 2023	$81,835	$713,213	$99,000

Investment income (loss):
Dividend distributions	1,508	12,275	1,794
Investment Expenses:
Mortality and expense risk and administrative charges	(580)	(6,714)	(352)

Net investment income (loss)	928	5,561	1,442

Increase (decrease) in net assets from operations:
Capital gain distributions	1,213	32,944	—
Realized capital gain (loss) on investments	9,438	1,954	(753)
Change in unrealized appreciation (depreciation)	3,682	53,109	(4,171)

Net gain (loss) on investments	14,333	88,007	(4,924)

Net increase (decrease) in net assets from operations	15,261	93,568	(3,482)

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(19,158)	(45,743)	(3,356)
Transfers between subaccounts, net	35,618	(157,562)	(45)
Maintenance charges and mortality adjustments	(102)	(1,299)	(21)

Increase (decrease) in net assets from contract transactions	16,358	(204,604)	(3,422)

Total increase (decrease) in net assets	31,619	(111,036)	(6,904)

Net assets as of December 31, 2024	$113,454	$602,177	$92,096

The accompanying notes are an integral part of these financial statements. 21

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	American Funds IS® Global Growth	American Funds IS® Global Small Capitalization	American Funds IS® Growth
Net assets as of December 31, 2022	$302,307	$80,362	$520,158

Investment income (loss):
Dividend distributions	2,234	23	1,064
Investment Expenses:
Mortality and expense risk and administrative charges	(3,390)	(1,059)	(7,093)

Net investment income (loss)	(1,156)	(1,036)	(6,029)

Increase (decrease) in net assets from operations:
Capital gain distributions	24,513	1,112	35,224
Realized capital gain (loss) on investments	861	(1,918)	(260)
Change in unrealized appreciation (depreciation)	37,072	13,245	159,236

Net gain (loss) on investments	62,446	12,439	194,200

Net increase (decrease) in net assets from operations	61,290	11,403	188,171

Contract owner transactions:
Variable annuity deposits	—	360	—
Terminations, withdrawals and annuity payments	(19,539)	(1,672)	(8,851)
Transfers between subaccounts, net	237	—	(8,131)
Maintenance charges and mortality adjustments	(988)	(391)	(1,790)

Increase (decrease) in net assets from contract transactions	(20,290)	(1,703)	(18,772)

Total increase (decrease) in net assets	41,000	9,700	169,399

Net assets as of December 31, 2023	$343,307	$90,062	$689,557

Investment income (loss):
Dividend distributions	5,160	175	1,355
Investment Expenses:
Mortality and expense risk and administrative charges	(3,933)	(513)	(9,157)

Net investment income (loss)	1,227	(338)	(7,802)

Increase (decrease) in net assets from operations:
Capital gain distributions	10,972	799	19,961
Realized capital gain (loss) on investments	3,666	(46,823)	64,311
Change in unrealized appreciation (depreciation)	26,285	45,300	109,638

Net gain (loss) on investments	40,923	(724)	193,910

Net increase (decrease) in net assets from operations	42,150	(1,062)	186,108

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(16,720)	(77,910)	(311,338)
Transfers between subaccounts, net	(155)	(162)	154,783
Maintenance charges and mortality adjustments	(1,053)	(155)	(2,221)

Increase (decrease) in net assets from contract transactions	(17,928)	(78,227)	(158,776)

Total increase (decrease) in net assets	24,222	(79,289)	27,332

Net assets as of December 31, 2024	$367,529	$10,773	$716,889

The accompanying notes are an integral part of these financial statements. 22

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	American Funds IS® Growth- Income	American Funds IS® International	American Funds IS® International Growth and Income
Net assets as of December 31, 2022	$316,440	$44,068	$105,047

Investment income (loss):
Dividend distributions	4,192	531	6,112
Investment Expenses:
Mortality and expense risk and administrative charges	(3,605)	(400)	(924)

Net investment income (loss)	587	131	5,188

Increase (decrease) in net assets from operations:
Capital gain distributions	18,618	—	—
Realized capital gain (loss) on investments	604	(135)	(2,772)
Change in unrealized appreciation (depreciation)	57,262	6,430	29,063

Net gain (loss) on investments	76,484	6,295	26,291

Net increase (decrease) in net assets from operations	77,071	6,426	31,479

Contract owner transactions:
Variable annuity deposits	—	—	153,325
Terminations, withdrawals and annuity payments	(3,203)	—	(13,346)
Transfers between subaccounts, net	—	—	(559)
Maintenance charges and mortality adjustments	(969)	(97)	(300)

Increase (decrease) in net assets from contract transactions	(4,172)	(97)	139,120

Total increase (decrease) in net assets	72,899	6,329	170,599

Net assets as of December 31, 2023	$389,339	$50,397	$275,646

Investment income (loss):
Dividend distributions	3,996	898	6,745
Investment Expenses:
Mortality and expense risk and administrative charges	(4,281)	(840)	(1,010)

Net investment income (loss)	(285)	58	5,735

Increase (decrease) in net assets from operations:
Capital gain distributions	17,766	—	—
Realized capital gain (loss) on investments	11,116	(59)	(882)
Change in unrealized appreciation (depreciation)	51,186	337	2,777

Net gain (loss) on investments	80,068	278	1,895

Net increase (decrease) in net assets from operations	79,783	336	7,630

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(47,046)	—	(3,233)
Transfers between subaccounts, net	43,624	36,124	(559)
Maintenance charges and mortality adjustments	(1,112)	(170)	(351)

Increase (decrease) in net assets from contract transactions	(4,534)	35,954	(4,143)

Total increase (decrease) in net assets	75,249	36,290	3,487

Net assets as of December 31, 2024	$464,588	$86,687	$279,133

The accompanying notes are an integral part of these financial statements. 23

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	American Funds IS® New World	BlackRock Advantage Large Cap Core V.I.	BlackRock Basic Value V.I.
Net assets as of December 31, 2022	$116,090	$187,692	$118,317

Investment income (loss):
Dividend distributions	1,556	153	1,932
Investment Expenses:
Mortality and expense risk and administrative charges	(1,304)	(492)	(1,544)

Net investment income (loss)	252	(339)	388

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	5,114
Realized capital gain (loss) on investments	(139)	(57,878)	(606)
Change in unrealized appreciation (depreciation)	16,643	77,518	12,562

Net gain (loss) on investments	16,504	19,640	17,070

Net increase (decrease) in net assets from operations	16,756	19,301	17,458

Contract owner transactions:
Variable annuity deposits	144	—	2,640
Terminations, withdrawals and annuity payments	(466)	(176,499)	(4,623)
Transfers between subaccounts, net	—	(1,757)	—
Maintenance charges and mortality adjustments	(239)	(61)	(566)

Increase (decrease) in net assets from contract transactions	(561)	(178,317)	(2,549)

Total increase (decrease) in net assets	16,195	(159,016)	14,909

Net assets as of December 31, 2023	$132,285	$28,676	$133,226

Investment income (loss):
Dividend distributions	1,647	139	353
Investment Expenses:
Mortality and expense risk and administrative charges	(1,468)	(408)	(446)

Net investment income (loss)	179	(269)	(93)

Increase (decrease) in net assets from operations:
Capital gain distributions	651	3,265	1,524
Realized capital gain (loss) on investments	116	(66)	(6,797)
Change in unrealized appreciation (depreciation)	5,983	3,722	8,409

Net gain (loss) on investments	6,750	6,921	3,136

Net increase (decrease) in net assets from operations	6,929	6,652	3,043

Contract owner transactions:
Variable annuity deposits	144	—	—
Terminations, withdrawals and annuity payments	(985)	(393)	(21,007)
Transfers between subaccounts, net	—	(7)	(95,049)
Maintenance charges and mortality adjustments	(186)	(65)	(56)

Increase (decrease) in net assets from contract transactions	(1,027)	(465)	(116,112)

Total increase (decrease) in net assets	5,902	6,187	(113,069)

Net assets as of December 31, 2024	$138,187	$34,863	$20,157

The accompanying notes are an integral part of these financial statements. 24

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	BlackRock Equity Dividend V.I.	BlackRock Global Allocation V.I.	BlackRock High Yield V.I.
Net assets as of December 31, 2022	$229,938	$129,853	$521,860

Investment income (loss):
Dividend distributions	4,272	3,185	31,439
Investment Expenses:
Mortality and expense risk and administrative charges	(2,971)	(1,271)	(3,643)

Net investment income (loss)	1,301	1,914	27,796

Increase (decrease) in net assets from operations:
Capital gain distributions	11,977	—	—
Realized capital gain (loss) on investments	(125)	(2,391)	(13,338)
Change in unrealized appreciation (depreciation)	11,184	14,123	41,135

Net gain (loss) on investments	23,036	11,732	27,797

Net increase (decrease) in net assets from operations	24,337	13,646	55,593

Contract owner transactions:
Variable annuity deposits	—	—	192
Terminations, withdrawals and annuity payments	—	(11,634)	(18,406)
Transfers between subaccounts, net	—	11	(93,652)
Maintenance charges and mortality adjustments	(480)	(254)	(1,189)

Increase (decrease) in net assets from contract transactions	(480)	(11,877)	(113,055)

Total increase (decrease) in net assets	23,857	1,769	(57,462)

Net assets as of December 31, 2023	$253,795	$131,622	$464,398

Investment income (loss):
Dividend distributions	5,295	1,504	32,150
Investment Expenses:
Mortality and expense risk and administrative charges	(2,997)	(1,344)	(3,811)

Net investment income (loss)	2,298	160	28,339

Increase (decrease) in net assets from operations:
Capital gain distributions	17,093	8,260	—
Realized capital gain (loss) on investments	1,910	(241)	(414)
Change in unrealized appreciation (depreciation)	(1,549)	2,625	4,660

Net gain (loss) on investments	17,454	10,644	4,246

Net increase (decrease) in net assets from operations	19,752	10,804	32,585

Contract owner transactions:
Variable annuity deposits	—	—	12,992
Terminations, withdrawals and annuity payments	(48,453)	(40,839)	(5,307)
Transfers between subaccounts, net	—	11	(13)
Maintenance charges and mortality adjustments	(316)	(120)	(1,183)

Increase (decrease) in net assets from contract transactions	(48,769)	(40,948)	6,489

Total increase (decrease) in net assets	(29,017)	(30,144)	39,074

Net assets as of December 31, 2024	$224,778	$101,478	$503,472

The accompanying notes are an integral part of these financial statements. 25

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	BlackRock Large Cap Focus Growth V.I.	BNY Mellon IP Small Cap Stock Index	BNY Mellon IP Technology Growth
Net assets as of December 31, 2022	$77,084	$95,005	$128,968

Investment income (loss):
Dividend distributions	—	1,049	—
Investment Expenses:
Mortality and expense risk and administrative charges	(618)	(568)	(2,007)

Net investment income (loss)	(618)	481	(2,007)

Increase (decrease) in net assets from operations:
Capital gain distributions	749	5,477	—
Realized capital gain (loss) on investments	(14,023)	(340)	(298)
Change in unrealized appreciation (depreciation)	34,609	7,551	75,800

Net gain (loss) on investments	21,335	12,688	75,502

Net increase (decrease) in net assets from operations	20,717	13,169	73,495

Contract owner transactions:
Variable annuity deposits	—	—	18
Terminations, withdrawals and annuity payments	(50,516)	(3,576)	(102)
Transfers between subaccounts, net	226	(170)	—
Maintenance charges and mortality adjustments	(152)	(212)	(619)

Increase (decrease) in net assets from contract transactions	(50,442)	(3,958)	(703)

Total increase (decrease) in net assets	(29,725)	9,211	72,792

Net assets as of December 31, 2023	$47,359	$104,216	$201,760

Investment income (loss):
Dividend distributions	—	1,542	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,909)	(661)	(2,823)

Net investment income (loss)	(1,909)	881	(2,823)

Increase (decrease) in net assets from operations:
Capital gain distributions	13,212	3,022	—
Realized capital gain (loss) on investments	1,117	1,527	2,501
Change in unrealized appreciation (depreciation)	23,455	533	48,674

Net gain (loss) on investments	37,784	5,082	51,175

Net increase (decrease) in net assets from operations	35,875	5,963	48,352

Contract owner transactions:
Variable annuity deposits	—	—	18
Terminations, withdrawals and annuity payments	(5,121)	(4,382)	(12,440)
Transfers between subaccounts, net	95,013	16,471	(14)
Maintenance charges and mortality adjustments	(680)	(242)	(774)

Increase (decrease) in net assets from contract transactions	89,212	11,847	(13,210)

Total increase (decrease) in net assets	125,087	17,810	35,142

Net assets as of December 31, 2024	$172,446	$122,026	$236,902

The accompanying notes are an integral part of these financial statements. 26

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	BNY Mellon VIF Appreciation	Delaware VIP Global Equity(c)	Dimensional VA Global Moderate Allocation
Net assets as of December 31, 2022	$8,300	$9,604	$—

Investment income (loss):
Dividend distributions	44	182	—
Investment Expenses:
Mortality and expense risk and administrative charges	(113)	(130)	—

Net investment income (loss)	(69)	52	—

Increase (decrease) in net assets from operations:
Capital gain distributions	776	169	—
Realized capital gain (loss) on investments	(56)	(47)	—
Change in unrealized appreciation (depreciation)	939	1,043	—

Net gain (loss) on investments	1,659	1,165	—

Net increase (decrease) in net assets from operations	1,590	1,217	—

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	—	—
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(19)	(21)	—

Increase (decrease) in net assets from contract transactions	(19)	(21)	—

Total increase (decrease) in net assets	1,571	1,196	—

Net assets as of December 31, 2023	$9,871	$10,800	$—

Investment income (loss):
Dividend distributions	19	464	—
Investment Expenses:
Mortality and expense risk and administrative charges	(135)	(46)	(11)

Net investment income (loss)	(116)	418	(11)

Increase (decrease) in net assets from operations:
Capital gain distributions	774	—	—
Realized capital gain (loss) on investments	(43)	(2,529)	—
Change in unrealized appreciation (depreciation)	476	2,873	(486)

Net gain (loss) on investments	1,207	344	(486)

Net increase (decrease) in net assets from operations	1,091	762	(497)

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	—	—
Transfers between subaccounts, net	—	(11,554)	47,265
Maintenance charges and mortality adjustments	(21)	(8)	(9)

Increase (decrease) in net assets from contract transactions	(21)	(11,562)	47,256

Total increase (decrease) in net assets	1,070	(10,800)	46,759

Net assets as of December 31, 2024	$10,941	$—	$46,759

(c)	Merger. See Note 1.

The accompanying notes are an integral part of these financial statements. 27

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Dimensional VA International Small Portfolio	Dimensional VA International Value Portfolio	Dimensional VA Short-Term Fixed Portfolio
Net assets as of December 31, 2022	$73,743	$321,359	$5,184

Investment income (loss):
Dividend distributions	6,697	51,604	7,539
Investment Expenses:
Mortality and expense risk and administrative charges	(812)	(3,702)	(173)

Net investment income (loss)	5,885	47,902	7,366

Increase (decrease) in net assets from operations:
Capital gain distributions	—	10,298	—
Realized capital gain (loss) on investments	(60)	(140)	5
Change in unrealized appreciation (depreciation)	15,700	46,128	(3,857)

Net gain (loss) on investments	15,640	56,286	(3,852)

Net increase (decrease) in net assets from operations	21,525	104,188	3,514

Contract owner transactions:
Variable annuity deposits	—	584,433	—
Terminations, withdrawals and annuity payments	(1,626)	(47,288)	(545)
Transfers between subaccounts, net	131,827	177,363	191,673
Maintenance charges and mortality adjustments	(186)	(824)	(146)

Increase (decrease) in net assets from contract transactions	130,015	713,684	190,982

Total increase (decrease) in net assets	151,540	817,872	194,496

Net assets as of December 31, 2023	$225,283	$1,139,231	$199,680

Investment income (loss):
Dividend distributions	8,174	44,302	9,935
Investment Expenses:
Mortality and expense risk and administrative charges	(1,149)	(4,206)	(513)

Net investment income (loss)	7,025	40,096	9,422

Increase (decrease) in net assets from operations:
Capital gain distributions	6,392	22,864	—
Realized capital gain (loss) on investments	256	12,127	191
Change in unrealized appreciation (depreciation)	(6,159)	(6,472)	759

Net gain (loss) on investments	489	28,519	950

Net increase (decrease) in net assets from operations	7,514	68,615	10,372

Contract owner transactions:
Variable annuity deposits	7,360	12,960	—
Terminations, withdrawals and annuity payments	(2,172)	(124,328)	(1,957)
Transfers between subaccounts, net	(5)	(57,320)	(1,063)
Maintenance charges and mortality adjustments	(198)	(479)	(406)

Increase (decrease) in net assets from contract transactions	4,985	(169,167)	(3,426)

Total increase (decrease) in net assets	12,499	(100,552)	6,946

Net assets as of December 31, 2024	$237,782	$1,038,679	$206,626

The accompanying notes are an integral part of these financial statements. 28

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Dimensional VA U.S. Large Value Portfolio	Dimensional VA U.S. Targeted Value Portfolio	Donoghue Forlines Dividend VIT Fund
Net assets as of December 31, 2022	$1,059,205	$196,704	$10,560

Investment income (loss):
Dividend distributions	10,930	7,986	174
Investment Expenses:
Mortality and expense risk and administrative charges	(4,422)	(3,831)	(26)

Net investment income (loss)	6,508	4,155	148

Increase (decrease) in net assets from operations:
Capital gain distributions	6,661	35,538	—
Realized capital gain (loss) on investments	123,749	(278)	(4)
Change in unrealized appreciation (depreciation)	(78,981)	62,557	(337)

Net gain (loss) on investments	51,429	97,817	(341)

Net increase (decrease) in net assets from operations	57,937	101,972	(193)

Contract owner transactions:
Variable annuity deposits	—	272,735	—
Terminations, withdrawals and annuity payments	(61,287)	(9,304)	—
Transfers between subaccounts, net	(545,335)	—	—
Maintenance charges and mortality adjustments	(1,340)	(836)	(21)

Increase (decrease) in net assets from contract transactions	(607,962)	262,595	(21)

Total increase (decrease) in net assets	(550,025)	364,567	(214)

Net assets as of December 31, 2023	$509,180	$561,271	$10,346

Investment income (loss):
Dividend distributions	7,597	6,193	175
Investment Expenses:
Mortality and expense risk and administrative charges	(4,039)	(3,266)	(28)

Net investment income (loss)	3,558	2,927	147

Increase (decrease) in net assets from operations:
Capital gain distributions	38,278	30,169	—
Realized capital gain (loss) on investments	75,367	(2,179)	—
Change in unrealized appreciation (depreciation)	(43,573)	(2,295)	1,143

Net gain (loss) on investments	70,072	25,695	1,143

Net increase (decrease) in net assets from operations	73,630	28,622	1,290

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(209,032)	(139,455)	—
Transfers between subaccounts, net	3	(102,270)	—
Maintenance charges and mortality adjustments	(946)	(450)	(23)

Increase (decrease) in net assets from contract transactions	(209,975)	(242,175)	(23)

Total increase (decrease) in net assets	(136,345)	(213,553)	1,267

Net assets as of December 31, 2024	$372,835	$347,718	$11,613

The accompanying notes are an integral part of these financial statements. 29

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	DWS Core Equity VIP(d)	DWS Global Small Cap VIP(d)	DWS Small Mid Cap Value VIP
Net assets as of December 31, 2022	$85,094	$58,877	$20,940

Investment income (loss):
Dividend distributions	573	383	173
Investment Expenses:
Mortality and expense risk and administrative charges	(1,154)	(803)	(341)

Net investment income (loss)	(581)	(420)	(168)

Increase (decrease) in net assets from operations:
Capital gain distributions	5,260	391	846
Realized capital gain (loss) on investments	(279)	(277)	(111)
Change in unrealized appreciation (depreciation)	15,274	13,638	33,765

Net gain (loss) on investments	20,255	13,752	34,500

Net increase (decrease) in net assets from operations	19,674	13,332	34,332

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(3,607)	—	(2,385)
Transfers between subaccounts, net	2	—	334,320
Maintenance charges and mortality adjustments	(186)	(44)	(123)

Increase (decrease) in net assets from contract transactions	(3,791)	(44)	331,812

Total increase (decrease) in net assets	15,883	13,288	366,144

Net assets as of December 31, 2023	$100,977	$72,165	$387,084

Investment income (loss):
Dividend distributions	604	799	3,231
Investment Expenses:
Mortality and expense risk and administrative charges	(534)	(421)	(1,023)

Net investment income (loss)	70	378	2,208

Increase (decrease) in net assets from operations:
Capital gain distributions	5,920	3,175	19,277
Realized capital gain (loss) on investments	9,085	(16,841)	454
Change in unrealized appreciation (depreciation)	(4,554)	12,646	(231)

Net gain (loss) on investments	10,451	(1,020)	19,500

Net increase (decrease) in net assets from operations	10,521	(642)	21,708

Contract owner transactions:
Variable annuity deposits	—	—	16,640
Terminations, withdrawals and annuity payments	(702)	—	(3,582)
Transfers between subaccounts, net	(110,719)	(71,503)	(54)
Maintenance charges and mortality adjustments	(77)	(20)	(219)

Increase (decrease) in net assets from contract transactions	(111,498)	(71,523)	12,785

Total increase (decrease) in net assets	(100,977)	(72,165)	34,493

Net assets as of December 31, 2024	$—	$—	$421,577

(d)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements. 30

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Eaton Vance VT Floating-Rate Income	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond II
Net assets as of December 31, 2022	$195,138	$234,858	$319,916

Investment income (loss):
Dividend distributions	17,274	4,055	18,151
Investment Expenses:
Mortality and expense risk and administrative charges	(526)	(2,148)	(3,459)

Net investment income (loss)	16,748	1,907	14,692

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(148)	(10,860)	(17,085)
Change in unrealized appreciation (depreciation)	5,283	14,491	31,111

Net gain (loss) on investments	5,135	3,631	14,026

Net increase (decrease) in net assets from operations	21,883	5,538	28,718

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(3,058)	(5,325)	(18,536)
Transfers between subaccounts, net	19,362	(72,839)	(65,209)
Maintenance charges and mortality adjustments	(264)	(588)	(511)

Increase (decrease) in net assets from contract transactions	16,040	(78,752)	(84,256)

Total increase (decrease) in net assets	37,923	(73,214)	(55,538)

Net assets as of December 31, 2023	$233,061	$161,644	$264,378

Investment income (loss):
Dividend distributions	17,700	5,574	13,951
Investment Expenses:
Mortality and expense risk and administrative charges	(565)	(2,091)	(2,796)

Net investment income (loss)	17,135	3,483	11,155

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(1,609)	(1,035)	(1,430)
Change in unrealized appreciation (depreciation)	464	(3,642)	2,660

Net gain (loss) on investments	(1,145)	(4,677)	1,230

Net increase (decrease) in net assets from operations	15,990	(1,194)	12,385

Contract owner transactions:
Variable annuity deposits	12,800	—	—
Terminations, withdrawals and annuity payments	(46,180)	(4,308)	(14,145)
Transfers between subaccounts, net	(15)	—	5,793
Maintenance charges and mortality adjustments	(218)	(550)	(488)

Increase (decrease) in net assets from contract transactions	(33,613)	(4,858)	(8,840)

Total increase (decrease) in net assets	(17,623)	(6,052)	3,545

Net assets as of December 31, 2024	$215,438	$155,592	$267,923

The accompanying notes are an integral part of these financial statements. 31

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Fidelity® VIP Balanced	Fidelity® VIP Contrafund	Fidelity® VIP Disciplined Small Cap
Net assets as of December 31, 2022	$535,912	$1,308,832	$38,271

Investment income (loss):
Dividend distributions	9,453	3,869	347
Investment Expenses:
Mortality and expense risk and administrative charges	(6,847)	(15,128)	(246)

Net investment income (loss)	2,606	(11,259)	101

Increase (decrease) in net assets from operations:
Capital gain distributions	21,371	53,979	—
Realized capital gain (loss) on investments	1,161	9,417	(12)
Change in unrealized appreciation (depreciation)	83,432	348,144	7,383

Net gain (loss) on investments	105,964	411,540	7,371

Net increase (decrease) in net assets from operations	108,570	400,281	7,472

Contract owner transactions:
Variable annuity deposits	600	18,221	25,181
Terminations, withdrawals and annuity payments	(6,572)	(103,966)	(26,599)
Transfers between subaccounts, net	24,691	10,046	(413)
Maintenance charges and mortality adjustments	(1,053)	(3,785)	(51)

Increase (decrease) in net assets from contract transactions	17,666	(79,484)	(1,882)

Total increase (decrease) in net assets	126,236	320,797	5,590

Net assets as of December 31, 2023	$662,148	$1,629,629	$43,861

Investment income (loss):
Dividend distributions	13,572	635	398
Investment Expenses:
Mortality and expense risk and administrative charges	(8,784)	(21,440)	(294)

Net investment income (loss)	4,788	(20,805)	104

Increase (decrease) in net assets from operations:
Capital gain distributions	23,251	252,677	273
Realized capital gain (loss) on investments	8,175	58,198	664
Change in unrealized appreciation (depreciation)	58,235	240,461	5,822

Net gain (loss) on investments	89,661	551,336	6,759

Net increase (decrease) in net assets from operations	94,449	530,531	6,863

Contract owner transactions:
Variable annuity deposits	98,734	—	—
Terminations, withdrawals and annuity payments	(68,216)	(131,208)	(2,266)
Transfers between subaccounts, net	126,903	145,627	(1,014)
Maintenance charges and mortality adjustments	(1,224)	(4,533)	(35)

Increase (decrease) in net assets from contract transactions	156,197	9,886	(3,315)

Total increase (decrease) in net assets	250,646	540,417	3,548

Net assets as of December 31, 2024	$912,794	$2,170,046	$47,409

The accompanying notes are an integral part of these financial statements. 32

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Fidelity® VIP Emerging Markets	Fidelity® VIP Growth & Income	Fidelity® VIP Growth Opportunities
Net assets as of December 31, 2022	$168,291	$519,134	$1,429,680

Investment income (loss):
Dividend distributions	4,439	6,922	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,147)	(2,916)	(12,688)

Net investment income (loss)	3,292	4,006	(12,688)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	18,452	—
Realized capital gain (loss) on investments	(381)	25,997	28,881
Change in unrealized appreciation (depreciation)	15,921	34,752	572,481

Net gain (loss) on investments	15,540	79,201	601,362

Net increase (decrease) in net assets from operations	18,832	83,207	588,674

Contract owner transactions:
Variable annuity deposits	53,525	—	18,221
Terminations, withdrawals and annuity payments	(6,753)	(6,499)	(212,968)
Transfers between subaccounts, net	517	(99,267)	(151,554)
Maintenance charges and mortality adjustments	(394)	(1,189)	(3,397)

Increase (decrease) in net assets from contract transactions	46,895	(106,955)	(349,698)

Total increase (decrease) in net assets	65,727	(23,748)	238,976

Net assets as of December 31, 2023	$234,018	$495,386	$1,668,656

Investment income (loss):
Dividend distributions	3,548	7,230	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,570)	(3,403)	(12,435)

Net investment income (loss)	1,978	3,827	(12,435)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	38,935	—
Realized capital gain (loss) on investments	4,075	3,549	96,948
Change in unrealized appreciation (depreciation)	20,312	58,325	488,962

Net gain (loss) on investments	24,387	100,809	585,910

Net increase (decrease) in net assets from operations	26,365	104,636	573,475

Contract owner transactions:
Variable annuity deposits	33,892	—	33,281
Terminations, withdrawals and annuity payments	(7,457)	(6,900)	(377,342)
Transfers between subaccounts, net	2,192	—	(5,487)
Maintenance charges and mortality adjustments	(464)	(1,149)	(3,622)

Increase (decrease) in net assets from contract transactions	28,163	(8,049)	(353,170)

Total increase (decrease) in net assets	54,528	96,587	220,305

Net assets as of December 31, 2024	$288,546	$591,973	$1,888,961

The accompanying notes are an integral part of these financial statements. 33

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Fidelity® VIP High Income	Fidelity® VIP Index 500	Fidelity® VIP Investment Grade Bond
Net assets as of December 31, 2022	$40,454	$1,603,744	$795,192

Investment income (loss):
Dividend distributions	2,425	14,925	14,624
Investment Expenses:
Mortality and expense risk and administrative charges	(359)	(15,917)	(7,684)

Net investment income (loss)	2,066	(992)	6,940

Increase (decrease) in net assets from operations:
Capital gain distributions	—	16,156	—
Realized capital gain (loss) on investments	(61)	298,277	(53,112)
Change in unrealized appreciation (depreciation)	1,749	7,327	73,906

Net gain (loss) on investments	1,688	321,760	20,794

Net increase (decrease) in net assets from operations	3,754	320,768	27,734

Contract owner transactions:
Variable annuity deposits	—	—	60
Terminations, withdrawals and annuity payments	—	(258,627)	(183,647)
Transfers between subaccounts, net	—	(508,001)	37,543
Maintenance charges and mortality adjustments	(120)	(5,809)	(2,810)

Increase (decrease) in net assets from contract transactions	(120)	(772,437)	(148,854)

Total increase (decrease) in net assets	3,634	(451,669)	(121,120)

Net assets as of December 31, 2023	$44,088	$1,152,075	$674,072

Investment income (loss):
Dividend distributions	2,200	13,513	17,986
Investment Expenses:
Mortality and expense risk and administrative charges	(389)	(14,726)	(5,662)

Net investment income (loss)	1,811	(1,213)	12,324

Increase (decrease) in net assets from operations:
Capital gain distributions	—	793	—
Realized capital gain (loss) on investments	(71)	95,794	(27,248)
Change in unrealized appreciation (depreciation)	1,559	158,411	17,297

Net gain (loss) on investments	1,488	254,998	(9,951)

Net increase (decrease) in net assets from operations	3,299	253,785	2,373

Contract owner transactions:
Variable annuity deposits	—	65,622	60
Terminations, withdrawals and annuity payments	(11,210)	(212,740)	(158,446)
Transfers between subaccounts, net	(80)	95,984	(10,630)
Maintenance charges and mortality adjustments	(108)	(5,912)	(2,169)

Increase (decrease) in net assets from contract transactions	(11,398)	(57,046)	(171,185)

Total increase (decrease) in net assets	(8,099)	196,739	(168,812)

Net assets as of December 31, 2024	$35,989	$1,348,814	$505,260

The accompanying notes are an integral part of these financial statements. 34

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Fidelity® VIP Mid Cap	Fidelity® VIP Overseas	Fidelity® VIP Real Estate
Net assets as of December 31, 2022	$238,670	$54,802	$200,398

Investment income (loss):
Dividend distributions	240	926	2,188
Investment Expenses:
Mortality and expense risk and administrative charges	(582)	(773)	(754)

Net investment income (loss)	(342)	153	1,434

Increase (decrease) in net assets from operations:
Capital gain distributions	2,239	310	8,643
Realized capital gain (loss) on investments	(12,054)	132	(27,882)
Change in unrealized appreciation (depreciation)	27,281	15,913	24,668

Net gain (loss) on investments	17,466	16,355	5,429

Net increase (decrease) in net assets from operations	17,124	16,508	6,863

Contract owner transactions:
Variable annuity deposits	—	384	240
Terminations, withdrawals and annuity payments	(1,068)	(163)	(323)
Transfers between subaccounts, net	(188,887)	51,583	(134,440)
Maintenance charges and mortality adjustments	(223)	(126)	(166)

Increase (decrease) in net assets from contract transactions	(190,178)	51,678	(134,689)

Total increase (decrease) in net assets	(173,054)	68,186	(127,826)

Net assets as of December 31, 2023	$65,616	$122,988	$72,572

Investment income (loss):
Dividend distributions	256	1,792	2,434
Investment Expenses:
Mortality and expense risk and administrative charges	(321)	(1,028)	(454)

Net investment income (loss)	(65)	764	1,980

Increase (decrease) in net assets from operations:
Capital gain distributions	9,848	5,871	—
Realized capital gain (loss) on investments	136	1,200	(2,516)
Change in unrealized appreciation (depreciation)	945	(2,832)	2,831

Net gain (loss) on investments	10,929	4,239	315

Net increase (decrease) in net assets from operations	10,864	5,003	2,295

Contract owner transactions:
Variable annuity deposits	—	384	—
Terminations, withdrawals and annuity payments	(893)	(3,713)	(13,554)
Transfers between subaccounts, net	(281)	(902)	9
Maintenance charges and mortality adjustments	(93)	(167)	(68)

Increase (decrease) in net assets from contract transactions	(1,267)	(4,398)	(13,613)

Total increase (decrease) in net assets	9,597	605	(11,318)

Net assets as of December 31, 2024	$75,213	$123,593	$61,254

The accompanying notes are an integral part of these financial statements. 35

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Fidelity® VIP Strategic Income	Franklin DynaTech VIP	Franklin Growth and Income VIP Fund
Net assets as of December 31, 2022	$187,372	$17,277	$295,506

Investment income (loss):
Dividend distributions	8,351	—	6,606
Investment Expenses:
Mortality and expense risk and administrative charges	(2,288)	(92)	(2,401)

Net investment income (loss)	6,063	(92)	4,205

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	16,024
Realized capital gain (loss) on investments	(372)	(242)	(1,469)
Change in unrealized appreciation (depreciation)	8,967	7,738	5,198

Net gain (loss) on investments	8,595	7,496	19,753

Net increase (decrease) in net assets from operations	14,658	7,404	23,958

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(1,367)	(244)	—
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(684)	(42)	(332)

Increase (decrease) in net assets from contract transactions	(2,051)	(286)	(332)

Total increase (decrease) in net assets	12,607	7,118	23,626

Net assets as of December 31, 2023	$199,979	$24,395	$319,132

Investment income (loss):
Dividend distributions	6,822	—	7,963
Investment Expenses:
Mortality and expense risk and administrative charges	(2,405)	(122)	(2,842)

Net investment income (loss)	4,417	(122)	5,121

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	6,780
Realized capital gain (loss) on investments	(501)	(989)	(1,064)
Change in unrealized appreciation (depreciation)	5,070	8,995	43,554

Net gain (loss) on investments	4,569	8,006	49,270

Net increase (decrease) in net assets from operations	8,986	7,884	54,391

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(14,831)	(26,356)	—
Transfers between subaccounts, net	(45)	(27)	—
Maintenance charges and mortality adjustments	(575)	(51)	(227)

Increase (decrease) in net assets from contract transactions	(15,451)	(26,434)	(227)

Total increase (decrease) in net assets	(6,465)	(18,550)	54,164

Net assets as of December 31, 2024	$193,514	$5,845	$373,296

The accompanying notes are an integral part of these financial statements. 36

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund
Net assets as of December 31, 2022	$272,194	$281,847	$110,707

Investment income (loss):
Dividend distributions	14,219	—	3,033
Investment Expenses:
Mortality and expense risk and administrative charges	(3,239)	(3,858)	(558)

Net investment income (loss)	10,980	(3,858)	2,475

Increase (decrease) in net assets from operations:
Capital gain distributions	17,238	10,620	6,600
Realized capital gain (loss) on investments	(1,433)	(1,958)	(76)
Change in unrealized appreciation (depreciation)	(7,445)	110,463	12,849

Net gain (loss) on investments	8,360	119,125	19,373

Net increase (decrease) in net assets from operations	19,340	115,267	21,848

Contract owner transactions:
Variable annuity deposits	—	18,221	—
Terminations, withdrawals and annuity payments	(14,571)	—	—
Transfers between subaccounts, net	—	45	—
Maintenance charges and mortality adjustments	(832)	(1,863)	(245)

Increase (decrease) in net assets from contract transactions	(15,403)	16,403	(245)

Total increase (decrease) in net assets	3,937	131,670	21,603

Net assets as of December 31, 2023	$276,131	$413,517	$132,310

Investment income (loss):
Dividend distributions	14,771	—	2,439
Investment Expenses:
Mortality and expense risk and administrative charges	(3,411)	(5,195)	(643)

Net investment income (loss)	11,360	(5,195)	1,796

Increase (decrease) in net assets from operations:
Capital gain distributions	1,210	52,278	10,248
Realized capital gain (loss) on investments	(1,010)	(1,430)	(22)
Change in unrealized appreciation (depreciation)	4,936	57,204	(6,500)

Net gain (loss) on investments	5,136	108,052	3,726

Net increase (decrease) in net assets from operations	16,496	102,857	5,522

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(24,535)	(49,228)	—
Transfers between subaccounts, net	(163)	—	—
Maintenance charges and mortality adjustments	(743)	(2,235)	(278)

Increase (decrease) in net assets from contract transactions	(25,441)	(51,463)	(278)

Total increase (decrease) in net assets	(8,945)	51,394	5,244

Net assets as of December 31, 2024	$267,186	$464,911	$137,554

The accompanying notes are an integral part of these financial statements. 37

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund
Net assets as of December 31, 2022	$62,925	$538,620	$455,822

Investment income (loss):
Dividend distributions	1,422	6,486	1,949
Investment Expenses:
Mortality and expense risk and administrative charges	(353)	(3,980)	(2,758)

Net investment income (loss)	1,069	2,506	(809)

Increase (decrease) in net assets from operations:
Capital gain distributions	6,545	74,442	21,131
Realized capital gain (loss) on investments	(94)	6	(24,985)
Change in unrealized appreciation (depreciation)	1,302	(208)	54,284

Net gain (loss) on investments	7,753	74,240	50,430

Net increase (decrease) in net assets from operations	8,822	76,746	49,621

Contract owner transactions:
Variable annuity deposits	9,110	153,325	384
Terminations, withdrawals and annuity payments	—	(11,841)	(108,327)
Transfers between subaccounts, net	(73)	—	96,179
Maintenance charges and mortality adjustments	(145)	(863)	(671)

Increase (decrease) in net assets from contract transactions	8,892	140,621	(12,435)

Total increase (decrease) in net assets	17,714	217,367	37,186

Net assets as of December 31, 2023	$80,639	$755,987	$493,008

Investment income (loss):
Dividend distributions	1,745	7,954	4,866
Investment Expenses:
Mortality and expense risk and administrative charges	(387)	(4,131)	(3,137)

Net investment income (loss)	1,358	3,823	1,729

Increase (decrease) in net assets from operations:
Capital gain distributions	1,814	37,842	12,027
Realized capital gain (loss) on investments	549	1,365	65
Change in unrealized appreciation (depreciation)	5,979	34,453	40,617

Net gain (loss) on investments	8,342	73,660	52,709

Net increase (decrease) in net assets from operations	9,700	77,483	54,438

Contract owner transactions:
Variable annuity deposits	—	—	6,145
Terminations, withdrawals and annuity payments	(21,564)	(94,272)	(26,374)
Transfers between subaccounts, net	4	526	(336)
Maintenance charges and mortality adjustments	(103)	(916)	(494)

Increase (decrease) in net assets from contract transactions	(21,663)	(94,662)	(21,059)

Total increase (decrease) in net assets	(11,963)	(17,179)	33,379

Net assets as of December 31, 2024	$68,676	$738,808	$526,387

The accompanying notes are an integral part of these financial statements. 38

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Franklin Small- Mid Cap Growth VIP Fund	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund
Net assets as of December 31, 2022	$428,726	$30,627	$319,634

Investment income (loss):
Dividend distributions	—	1,446	9,323
Investment Expenses:
Mortality and expense risk and administrative charges	(6,046)	(393)	(1,720)

Net investment income (loss)	(6,046)	1,053	7,603

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(38,057)	(62)	(3,533)
Change in unrealized appreciation (depreciation)	141,020	1,100	8,191

Net gain (loss) on investments	102,963	1,038	4,658

Net increase (decrease) in net assets from operations	96,917	2,091	12,261

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(85,867)	—	(63)
Transfers between subaccounts, net	8,810	—	328
Maintenance charges and mortality adjustments	(1,812)	(63)	(635)

Increase (decrease) in net assets from contract transactions	(78,869)	(63)	(370)

Total increase (decrease) in net assets	18,048	2,028	11,891

Net assets as of December 31, 2023	$446,774	$32,655	$331,525

Investment income (loss):
Dividend distributions	—	1,478	10,121
Investment Expenses:
Mortality and expense risk and administrative charges	(5,467)	(417)	(1,867)

Net investment income (loss)	(5,467)	1,061	8,254

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(16,748)	(52)	(1,939)
Change in unrealized appreciation (depreciation)	59,103	(123)	(3,419)

Net gain (loss) on investments	42,355	(175)	(5,358)

Net increase (decrease) in net assets from operations	36,888	886	2,896

Contract owner transactions:
Variable annuity deposits	5,279	—	—
Terminations, withdrawals and annuity payments	(94,862)	—	(16,022)
Transfers between subaccounts, net	(13,060)	—	139,569
Maintenance charges and mortality adjustments	(1,821)	(66)	(734)

Increase (decrease) in net assets from contract transactions	(104,464)	(66)	122,813

Total increase (decrease) in net assets	(67,576)	820	125,709

Net assets as of December 31, 2024	$379,198	$33,475	$457,234

The accompanying notes are an integral part of these financial statements. 39

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Goldman Sachs VIT International Equity Insights	Goldman Sachs VIT Mid Cap Growth Fund	Goldman Sachs VIT Mid Cap Value
Net assets as of December 31, 2022	$6,345	$299,339	$157,394

Investment income (loss):
Dividend distributions	172	—	1,437
Investment Expenses:
Mortality and expense risk and administrative charges	(18)	(1,374)	(1,656)

Net investment income (loss)	154	(1,374)	(219)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,239	4,871
Realized capital gain (loss) on investments	1	(4,775)	(2,502)
Change in unrealized appreciation (depreciation)	993	56,644	19,701

Net gain (loss) on investments	994	54,108	22,070

Net increase (decrease) in net assets from operations	1,148	52,734	21,851

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	(7,736)	(23,295)
Transfers between subaccounts, net	—	—	59,637
Maintenance charges and mortality adjustments	(13)	(1,052)	(194)

Increase (decrease) in net assets from contract transactions	(13)	(8,788)	36,148

Total increase (decrease) in net assets	1,135	43,946	57,999

Net assets as of December 31, 2023	$7,480	$343,285	$215,393

Investment income (loss):
Dividend distributions	221	—	1,676
Investment Expenses:
Mortality and expense risk and administrative charges	(20)	(1,616)	(2,077)

Net investment income (loss)	201	(1,616)	(401)

Increase (decrease) in net assets from operations:
Capital gain distributions	283	44,971	12,968
Realized capital gain (loss) on investments	6	(2,475)	4,329
Change in unrealized appreciation (depreciation)	(73)	25,995	7,384

Net gain (loss) on investments	216	68,491	24,681

Net increase (decrease) in net assets from operations	417	66,875	24,280

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	(7,889)	(15,716)
Transfers between subaccounts, net	—	—	6,190
Maintenance charges and mortality adjustments	(17)	(889)	(232)

Increase (decrease) in net assets from contract transactions	(17)	(8,778)	(9,758)

Total increase (decrease) in net assets	400	58,097	14,522

Net assets as of December 31, 2024	$7,880	$401,382	$229,915

The accompanying notes are an integral part of these financial statements. 40

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Guggenheim VIF Floating Rate Strategies	Guggenheim VIF Global Managed Futures Strategy	Guggenheim VIF High Yield
Net assets as of December 31, 2022	$157,165	$67,137	$25,663

Investment income (loss):
Dividend distributions	5,746	2,270	1,523
Investment Expenses:
Mortality and expense risk and administrative charges	(1,913)	(278)	(223)

Net investment income (loss)	3,833	1,992	1,300

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,444	—
Realized capital gain (loss) on investments	(149)	422	(2,203)
Change in unrealized appreciation (depreciation)	11,744	(1,741)	3,255

Net gain (loss) on investments	11,595	125	1,052

Net increase (decrease) in net assets from operations	15,428	2,117	2,352

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(571)	(1,553)	(8,123)
Transfers between subaccounts, net	—	(4,578)	—
Maintenance charges and mortality adjustments	(645)	(213)	(59)

Increase (decrease) in net assets from contract transactions	(1,216)	(6,344)	(8,182)

Total increase (decrease) in net assets	14,212	(4,227)	(5,830)

Net assets as of December 31, 2023	$171,377	$62,910	$19,833

Investment income (loss):
Dividend distributions	11,986	1,706	1,086
Investment Expenses:
Mortality and expense risk and administrative charges	(1,840)	(281)	(230)

Net investment income (loss)	10,146	1,425	856

Increase (decrease) in net assets from operations:
Capital gain distributions	—	912	—
Realized capital gain (loss) on investments	63	81	(483)
Change in unrealized appreciation (depreciation)	(1,515)	(2,418)	731

Net gain (loss) on investments	(1,452)	(1,425)	248

Net increase (decrease) in net assets from operations	8,694	—	1,104

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(24,838)	(1,358)	(2,284)
Transfers between subaccounts, net	—	—	9
Maintenance charges and mortality adjustments	(503)	(155)	(39)

Increase (decrease) in net assets from contract transactions	(25,341)	(1,513)	(2,314)

Total increase (decrease) in net assets	(16,647)	(1,513)	(1,210)

Net assets as of December 31, 2024	$154,730	$61,397	$18,623

The accompanying notes are an integral part of these financial statements. 41

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Guggenheim VIF Long Short Equity(d)	Guggenheim VIF Multi-Hedge Strategies	Guggenheim VIF Total Return Bond
Net assets as of December 31, 2022	$73,363	$195,023	$366,142

Investment income (loss):
Dividend distributions	212	4,944	12,906
Investment Expenses:
Mortality and expense risk and administrative charges	(635)	(979)	(3,464)

Net investment income (loss)	(423)	3,965	9,442

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	3,563	4,746	(19,549)
Change in unrealized appreciation (depreciation)	4,615	(3,179)	64,619

Net gain (loss) on investments	8,178	1,567	45,070

Net increase (decrease) in net assets from operations	7,755	5,532	54,512

Contract owner transactions:
Variable annuity deposits	—	30	—
Terminations, withdrawals and annuity payments	(1,792)	(29,265)	(20,314)
Transfers between subaccounts, net	(27,657)	(45,338)	650,969
Maintenance charges and mortality adjustments	(148)	(322)	(663)

Increase (decrease) in net assets from contract transactions	(29,597)	(74,895)	629,992

Total increase (decrease) in net assets	(21,842)	(69,363)	684,504

Net assets as of December 31, 2023	$51,521	$125,660	$1,050,646

Investment income (loss):
Dividend distributions	78	4,397	40,277
Investment Expenses:
Mortality and expense risk and administrative charges	(444)	(534)	(4,200)

Net investment income (loss)	(366)	3,863	36,077

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	8,712	4,686	(5)
Change in unrealized appreciation (depreciation)	(4,094)	(9,582)	(8,222)

Net gain (loss) on investments	4,618	(4,896)	(8,227)

Net increase (decrease) in net assets from operations	4,252	(1,033)	27,850

Contract owner transactions:
Variable annuity deposits	—	30	62,238
Terminations, withdrawals and annuity payments	(393)	(106,887)	(28,003)
Transfers between subaccounts, net	(55,303)	10	41,981
Maintenance charges and mortality adjustments	(77)	(127)	(830)

Increase (decrease) in net assets from contract transactions	(55,773)	(106,974)	75,386

Total increase (decrease) in net assets	(51,521)	(108,007)	103,236

Net assets as of December 31, 2024	$—	$17,653	$1,153,882

(d)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements. 42

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco Oppenheimer V.I. International Growth Fund	Invesco V.I. American Franchise Series I	Invesco V.I. American Value
Net assets as of December 31, 2022	$377,835	$58,803	$11,227

Investment income (loss):
Dividend distributions	424	—	45
Investment Expenses:
Mortality and expense risk and administrative charges	(1,079)	(1,185)	(142)

Net investment income (loss)	(655)	(1,185)	(97)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,021	2,487
Realized capital gain (loss) on investments	(54,194)	(4,039)	(29)
Change in unrealized appreciation (depreciation)	101,293	29,197	(807)

Net gain (loss) on investments	47,099	27,179	1,651

Net increase (decrease) in net assets from operations	46,444	25,994	1,554

Contract owner transactions:
Variable annuity deposits	18,165	—	—
Terminations, withdrawals and annuity payments	(31,016)	(5,390)	—
Transfers between subaccounts, net	(263,660)	21,069	—
Maintenance charges and mortality adjustments	(514)	(76)	(25)

Increase (decrease) in net assets from contract transactions	(277,025)	15,603	(25)

Total increase (decrease) in net assets	(230,581)	41,597	1,529

Net assets as of December 31, 2023	$147,254	$100,400	$12,756

Investment income (loss):
Dividend distributions	445	—	118
Investment Expenses:
Mortality and expense risk and administrative charges	(665)	(1,547)	(185)

Net investment income (loss)	(220)	(1,547)	(67)

Increase (decrease) in net assets from operations:
Capital gain distributions	7,919	—	353
Realized capital gain (loss) on investments	(1,353)	1,574	(10)
Change in unrealized appreciation (depreciation)	(8,130)	29,601	3,353

Net gain (loss) on investments	(1,564)	31,175	3,696

Net increase (decrease) in net assets from operations	(1,784)	29,628	3,629

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(27,895)	(5,905)	—
Transfers between subaccounts, net	(956)	(12,972)	—
Maintenance charges and mortality adjustments	(351)	(105)	(30)

Increase (decrease) in net assets from contract transactions	(29,202)	(18,982)	(30)

Total increase (decrease) in net assets	(30,986)	10,646	3,599

Net assets as of December 31, 2024	$116,268	$111,046	$16,355

The accompanying notes are an integral part of these financial statements. 43

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco V.I. Balanced-Risk Allocation	Invesco V.I. Comstock	Invesco V.I. Core Equity
Net assets as of December 31, 2022	$28,416	$281,850	$54,764

Investment income (loss):
Dividend distributions	—	4,532	300
Investment Expenses:
Mortality and expense risk and administrative charges	(72)	(3,567)	(153)

Net investment income (loss)	(72)	965	147

Increase (decrease) in net assets from operations:
Capital gain distributions	—	32,638	1,490
Realized capital gain (loss) on investments	(35)	193	(27)
Change in unrealized appreciation (depreciation)	1,870	(3,997)	10,865

Net gain (loss) on investments	1,835	28,834	12,328

Net increase (decrease) in net assets from operations	1,763	29,799	12,475

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(83)	(6,039)	—
Transfers between subaccounts, net	1,513	—	—
Maintenance charges and mortality adjustments	(59)	(1,273)	—

Increase (decrease) in net assets from contract transactions	1,371	(7,312)	—

Total increase (decrease) in net assets	3,134	22,487	12,475

Net assets as of December 31, 2023	$31,550	$304,337	$67,239

Investment income (loss):
Dividend distributions	998	1,601	385
Investment Expenses:
Mortality and expense risk and administrative charges	(63)	(1,843)	(194)

Net investment income (loss)	935	(242)	191

Increase (decrease) in net assets from operations:
Capital gain distributions	—	7,509	6,664
Realized capital gain (loss) on investments	(2,221)	3,420	5
Change in unrealized appreciation (depreciation)	2,744	8,904	9,932

Net gain (loss) on investments	523	19,833	16,601

Net increase (decrease) in net assets from operations	1,458	19,591	16,792

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(16,393)	(108,615)	—
Transfers between subaccounts, net	—	(214,927)	—
Maintenance charges and mortality adjustments	(50)	(386)	—

Increase (decrease) in net assets from contract transactions	(16,443)	(323,928)	—

Total increase (decrease) in net assets	(14,985)	(304,337)	16,792

Net assets as of December 31, 2024	$16,565	$—	$84,031

The accompanying notes are an integral part of these financial statements. 44

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco V.I. Discovery Mid Cap Growth	Invesco V.I. Equally-Weighted S&P 500	Invesco V.I. Equity and Income
Net assets as of December 31, 2022	$9,810	$14,701	$68,688

Investment income (loss):
Dividend distributions	—	182	1,188
Investment Expenses:
Mortality and expense risk and administrative charges	(237)	(190)	(857)

Net investment income (loss)	(237)	(8)	331

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,167	3,608
Realized capital gain (loss) on investments	(101)	(16)	(464)
Change in unrealized appreciation (depreciation)	2,369	622	2,403

Net gain (loss) on investments	2,268	1,773	5,547

Net increase (decrease) in net assets from operations	2,031	1,765	5,878

Contract owner transactions:
Variable annuity deposits	9,110	—	—
Terminations, withdrawals and annuity payments	—	—	(3,238)
Transfers between subaccounts, net	(105)	—	—
Maintenance charges and mortality adjustments	(39)	(31)	(138)

Increase (decrease) in net assets from contract transactions	8,966	(31)	(3,376)

Total increase (decrease) in net assets	10,997	1,734	2,502

Net assets as of December 31, 2023	$20,807	$16,435	$71,190

Investment income (loss):
Dividend distributions	—	4,262	377
Investment Expenses:
Mortality and expense risk and administrative charges	(265)	(700)	(660)

Net investment income (loss)	(265)	3,562	(283)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	7,486	920
Realized capital gain (loss) on investments	29	15,371	(595)
Change in unrealized appreciation (depreciation)	5,452	1,324	5,862

Net gain (loss) on investments	5,481	24,181	6,187

Net increase (decrease) in net assets from operations	5,216	27,743	5,904

Contract owner transactions:
Variable annuity deposits	—	269,100	—
Terminations, withdrawals and annuity payments	(21,026)	(295,175)	(52,874)
Transfers between subaccounts, net	—	286	—
Maintenance charges and mortality adjustments	(40)	(173)	(97)

Increase (decrease) in net assets from contract transactions	(21,066)	(25,962)	(52,971)

Total increase (decrease) in net assets	(15,850)	1,781	(47,067)

Net assets as of December 31, 2024	$4,957	$18,216	$24,123

The accompanying notes are an integral part of these financial statements. 45

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco V.I. EVQ International Equity Fund	Invesco V.I. Global	Invesco V.I. Global Real Estate
Net assets as of December 31, 2022	$323,540	$104,958	$31,340

Investment income (loss):
Dividend distributions	—	—	383
Investment Expenses:
Mortality and expense risk and administrative charges	(3,570)	(773)	(78)

Net investment income (loss)	(3,570)	(773)	305

Increase (decrease) in net assets from operations:
Capital gain distributions	229	14,937	—
Realized capital gain (loss) on investments	(6,602)	(195)	(354)
Change in unrealized appreciation (depreciation)	51,613	21,228	2,641

Net gain (loss) on investments	45,240	35,970	2,287

Net increase (decrease) in net assets from operations	41,670	35,197	2,592

Contract owner transactions:
Variable annuity deposits	—	—	20,316
Terminations, withdrawals and annuity payments	(101,776)	—	(21,480)
Transfers between subaccounts, net	(29,191)	—	261
Maintenance charges and mortality adjustments	(1,313)	(559)	(40)

Increase (decrease) in net assets from contract transactions	(132,280)	(559)	(943)

Total increase (decrease) in net assets	(90,610)	34,638	1,649

Net assets as of December 31, 2023	$232,930	$139,596	$32,989

Investment income (loss):
Dividend distributions	3,407	—	482
Investment Expenses:
Mortality and expense risk and administrative charges	(2,546)	(978)	(65)

Net investment income (loss)	861	(978)	417

Increase (decrease) in net assets from operations:
Capital gain distributions	1,180	9,414	—
Realized capital gain (loss) on investments	1,679	19	(2,883)
Change in unrealized appreciation (depreciation)	(4,981)	12,546	1,520

Net gain (loss) on investments	(2,122)	21,979	(1,363)

Net increase (decrease) in net assets from operations	(1,261)	21,001	(946)

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(24,160)	—	(13,225)
Transfers between subaccounts, net	1,515	—	(639)
Maintenance charges and mortality adjustments	(1,094)	(624)	(11)

Increase (decrease) in net assets from contract transactions	(23,739)	(624)	(13,875)

Total increase (decrease) in net assets	(25,000)	20,377	(14,821)

Net assets as of December 31, 2024	$207,930	$159,973	$18,168

The accompanying notes are an integral part of these financial statements. 46

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco V.I. Global Strategic Income	Invesco V.I. Government Securities	Invesco V.I. Health Care
Net assets as of December 31, 2022	$108,313	$1,339	$58,957

Investment income (loss):
Dividend distributions	—	16	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,359)	(14)	(724)

Net investment income (loss)	(1,359)	2	(724)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(2,366)	(99)	(163)
Change in unrealized appreciation (depreciation)	11,673	123	1,757

Net gain (loss) on investments	9,307	24	1,594

Net increase (decrease) in net assets from operations	7,948	26	870

Contract owner transactions:
Variable annuity deposits	9,110	—	13
Terminations, withdrawals and annuity payments	(7,990)	(524)	—
Transfers between subaccounts, net	51	—	—
Maintenance charges and mortality adjustments	(438)	(19)	(173)

Increase (decrease) in net assets from contract transactions	733	(543)	(160)

Total increase (decrease) in net assets	8,681	(517)	710

Net assets as of December 31, 2023	$116,994	$822	$59,667

Investment income (loss):
Dividend distributions	3,232	223	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,398)	(56)	(823)

Net investment income (loss)	1,834	167	(823)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(2,531)	(111)	(33)
Change in unrealized appreciation (depreciation)	2,414	122	2,398

Net gain (loss) on investments	(117)	11	2,365

Net increase (decrease) in net assets from operations	1,717	178	1,542

Contract owner transactions:
Variable annuity deposits	—	—	11
Terminations, withdrawals and annuity payments	(17,609)	(292)	—
Transfers between subaccounts, net	—	(114)	—
Maintenance charges and mortality adjustments	(371)	(14)	(182)

Increase (decrease) in net assets from contract transactions	(17,980)	(420)	(171)

Total increase (decrease) in net assets	(16,263)	(242)	1,371

Net assets as of December 31, 2024	$100,731	$580	$61,038

The accompanying notes are an integral part of these financial statements. 47

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Main Street Small Cap Fund®	Invesco V.I. Small Cap Equity
Net assets as of December 31, 2022	$78,651	$649,173	$51,097

Investment income (loss):
Dividend distributions	37	2,728	—
Investment Expenses:
Mortality and expense risk and administrative charges	(948)	(4,325)	(472)

Net investment income (loss)	(911)	(1,597)	(472)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	1,134
Realized capital gain (loss) on investments	(254)	(5,674)	(203)
Change in unrealized appreciation (depreciation)	12,119	73,290	7,319

Net gain (loss) on investments	11,865	67,616	8,250

Net increase (decrease) in net assets from operations	10,954	66,019	7,778

Contract owner transactions:
Variable annuity deposits	—	18	—
Terminations, withdrawals and annuity payments	(321)	(51,290)	(117)
Transfers between subaccounts, net	8,237	(384,820)	(933)
Maintenance charges and mortality adjustments	(275)	(1,180)	(110)

Increase (decrease) in net assets from contract transactions	7,641	(437,272)	(1,160)

Total increase (decrease) in net assets	18,595	(371,253)	6,618

Net assets as of December 31, 2023	$97,246	$277,920	$57,715

Investment income (loss):
Dividend distributions	115	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,022)	(3,484)	(524)

Net investment income (loss)	(907)	(3,484)	(524)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,307	9,859	2,051
Realized capital gain (loss) on investments	702	5,351	(715)
Change in unrealized appreciation (depreciation)	11,700	17,281	6,250

Net gain (loss) on investments	14,709	32,491	7,586

Net increase (decrease) in net assets from operations	13,802	29,007	7,062

Contract owner transactions:
Variable annuity deposits	—	18	—
Terminations, withdrawals and annuity payments	(14,256)	(29,216)	(22,627)
Transfers between subaccounts, net	(1,065)	(8,436)	(12)
Maintenance charges and mortality adjustments	(235)	(991)	(102)

Increase (decrease) in net assets from contract transactions	(15,556)	(38,625)	(22,741)

Total increase (decrease) in net assets	(1,754)	(9,618)	(15,679)

Net assets as of December 31, 2024	$95,492	$268,302	$42,036

The accompanying notes are an integral part of these financial statements. 48

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Janus Henderson VIT Enterprise	Janus Henderson VIT Forty	Janus Henderson VIT Overseas
Net assets as of December 31, 2022	$292,642	$6,313	$79,800

Investment income (loss):
Dividend distributions	261	10	2,396
Investment Expenses:
Mortality and expense risk and administrative charges	(3,204)	(95)	(889)

Net investment income (loss)	(2,943)	(85)	1,507

Increase (decrease) in net assets from operations:
Capital gain distributions	23,601	—	—
Realized capital gain (loss) on investments	(665)	(12)	170
Change in unrealized appreciation (depreciation)	23,744	2,490	18,164

Net gain (loss) on investments	46,680	2,478	18,334

Net increase (decrease) in net assets from operations	43,737	2,393	19,841

Contract owner transactions:
Variable annuity deposits	18	—	—
Terminations, withdrawals and annuity payments	(6,455)	—	(2,625)
Transfers between subaccounts, net	(28,969)	—	233,816
Maintenance charges and mortality adjustments	(666)	(16)	(235)

Increase (decrease) in net assets from contract transactions	(36,072)	(16)	230,956

Total increase (decrease) in net assets	7,665	2,377	250,797

Net assets as of December 31, 2023	$300,307	$8,690	$330,597

Investment income (loss):
Dividend distributions	2,024	8	4,680
Investment Expenses:
Mortality and expense risk and administrative charges	(3,594)	(913)	(1,429)

Net investment income (loss)	(1,570)	(905)	3,251

Increase (decrease) in net assets from operations:
Capital gain distributions	14,336	4,857	—
Realized capital gain (loss) on investments	8,146	215	724
Change in unrealized appreciation (depreciation)	23,566	10,773	13,037

Net gain (loss) on investments	46,048	15,845	13,761

Net increase (decrease) in net assets from operations	44,478	14,940	17,012

Contract owner transactions:
Variable annuity deposits	18	—	11,040
Terminations, withdrawals and annuity payments	(5,157)	(2,913)	(3,508)
Transfers between subaccounts, net	(46,231)	61,600	(7)
Maintenance charges and mortality adjustments	(653)	(365)	(300)

Increase (decrease) in net assets from contract transactions	(52,023)	58,322	7,225

Total increase (decrease) in net assets	(7,545)	73,262	24,237

Net assets as of December 31, 2024	$292,762	$81,952	$354,834

The accompanying notes are an integral part of these financial statements. 49

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Janus Henderson VIT Research	Lord Abbett Series Bond-Debenture VC	Lord Abbett Series Developing Growth VC
Net assets as of December 31, 2022	$51,807	$411,428	$83,984

Investment income (loss):
Dividend distributions	39	19,811	—
Investment Expenses:
Mortality and expense risk and administrative charges	(327)	(4,010)	(727)

Net investment income (loss)	(288)	15,801	(727)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	7	(6,853)	(1,022)
Change in unrealized appreciation (depreciation)	24,055	11,854	7,790

Net gain (loss) on investments	24,062	5,001	6,768

Net increase (decrease) in net assets from operations	23,774	20,802	6,041

Contract owner transactions:
Variable annuity deposits	—	32,293	33,940
Terminations, withdrawals and annuity payments	—	(52,799)	(35,717)
Transfers between subaccounts, net	14,482	(16,666)	(503)
Maintenance charges and mortality adjustments	(139)	(1,184)	(275)

Increase (decrease) in net assets from contract transactions	14,343	(38,356)	(2,555)

Total increase (decrease) in net assets	38,117	(17,554)	3,486

Net assets as of December 31, 2023	$89,924	$393,874	$87,470

Investment income (loss):
Dividend distributions	—	19,721	150
Investment Expenses:
Mortality and expense risk and administrative charges	(495)	(4,157)	(841)

Net investment income (loss)	(495)	15,564	(691)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,219	—	—
Realized capital gain (loss) on investments	201	(5,424)	(848)
Change in unrealized appreciation (depreciation)	27,933	12,042	19,378

Net gain (loss) on investments	31,353	6,618	18,530

Net increase (decrease) in net assets from operations	30,858	22,182	17,839

Contract owner transactions:
Variable annuity deposits	—	30	—
Terminations, withdrawals and annuity payments	—	(20,295)	(5,915)
Transfers between subaccounts, net	—	(41,768)	(1,230)
Maintenance charges and mortality adjustments	(220)	(1,078)	(274)

Increase (decrease) in net assets from contract transactions	(220)	(63,111)	(7,419)

Total increase (decrease) in net assets	30,638	(40,929)	10,420

Net assets as of December 31, 2024	$120,562	$352,945	$97,890

The accompanying notes are an integral part of these financial statements. 50

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Lord Abbett Series Growth and Income VC	Lord Abbett Series Growth Opportunities VC	LVIP American Century Disciplined Core Value(b)
Net assets as of December 31, 2022	$85,998	$37,534	$181,278

Investment income (loss):
Dividend distributions	860	—	2,346
Investment Expenses:
Mortality and expense risk and administrative charges	(1,108)	(75)	(1,053)

Net investment income (loss)	(248)	(75)	1,293

Increase (decrease) in net assets from operations:
Capital gain distributions	1,866	—	—
Realized capital gain (loss) on investments	(108)	(16,046)	(1,415)
Change in unrealized appreciation (depreciation)	8,580	17,928	13,673

Net gain (loss) on investments	10,338	1,882	12,258

Net increase (decrease) in net assets from operations	10,090	1,807	13,551

Contract owner transactions:
Variable annuity deposits	—	—	35,170
Terminations, withdrawals and annuity payments	—	(187)	(38,325)
Transfers between subaccounts, net	—	(25,553)	150
Maintenance charges and mortality adjustments	(492)	(57)	(527)

Increase (decrease) in net assets from contract transactions	(492)	(25,797)	(3,532)

Total increase (decrease) in net assets	9,598	(23,990)	10,019

Net assets as of December 31, 2023	$95,596	$13,544	$191,297

Investment income (loss):
Dividend distributions	949	—	1,247
Investment Expenses:
Mortality and expense risk and administrative charges	(1,352)	(36)	(556)

Net investment income (loss)	(403)	(36)	691

Increase (decrease) in net assets from operations:
Capital gain distributions	8,237	—	—
Realized capital gain (loss) on investments	209	(2,319)	(23,573)
Change in unrealized appreciation (depreciation)	10,178	6,735	38,446

Net gain (loss) on investments	18,624	4,416	14,873

Net increase (decrease) in net assets from operations	18,221	4,380	15,564

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	(17,893)	(124,438)
Transfers between subaccounts, net	—	(4)	(2,023)
Maintenance charges and mortality adjustments	(595)	(27)	(176)

Increase (decrease) in net assets from contract transactions	(595)	(17,924)	(126,637)

Total increase (decrease) in net assets	17,626	(13,544)	(111,073)

Net assets as of December 31, 2024	$113,222	$—	$80,224

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 51

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	LVIP American Century Inflation Protection(b)	LVIP American Century International(b)	LVIP American Century Mid Cap Value(b)(e)
Net assets as of December 31, 2022	$46,335	$46,892	$60,615

Investment income (loss):
Dividend distributions	1,521	619	1,191
Investment Expenses:
Mortality and expense risk and administrative charges	(114)	(630)	(283)

Net investment income (loss)	1,407	(11)	908

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	6,646
Realized capital gain (loss) on investments	(183)	(84)	497
Change in unrealized appreciation (depreciation)	197	5,263	(5,156)

Net gain (loss) on investments	14	5,179	1,987

Net increase (decrease) in net assets from operations	1,421	5,168	2,895

Contract owner transactions:
Variable annuity deposits	—	—	32,559
Terminations, withdrawals and annuity payments	(1,224)	—	(47,825)
Transfers between subaccounts, net	—	—	(465)
Maintenance charges and mortality adjustments	(87)	(102)	(79)

Increase (decrease) in net assets from contract transactions	(1,311)	(102)	(15,810)

Total increase (decrease) in net assets	110	5,066	(12,915)

Net assets as of December 31, 2023	$46,445	$51,958	$47,700

Investment income (loss):
Dividend distributions	1,719	424	1,149
Investment Expenses:
Mortality and expense risk and administrative charges	(115)	(441)	(274)

Net investment income (loss)	1,604	(17)	875

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	2,271
Realized capital gain (loss) on investments	(167)	(588)	310
Change in unrealized appreciation (depreciation)	(859)	1,994	299

Net gain (loss) on investments	(1,026)	1,406	2,880

Net increase (decrease) in net assets from operations	578	1,389	3,755

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(1,133)	—	(3,364)
Transfers between subaccounts, net	6	(23,095)	(1,109)
Maintenance charges and mortality adjustments	(32)	(69)	(30)

Increase (decrease) in net assets from contract transactions	(1,159)	(23,164)	(4,503)

Total increase (decrease) in net assets	(581)	(21,775)	(748)

Net assets as of December 31, 2024	$45,864	$30,183	$46,952

(b)	Name change. See Note 1.
(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 52

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	LVIP American Century Value(b)	LVIP JPMorgan Core Bond Fund	LVIP JPMorgan Small Cap Core Fund
Net assets as of December 31, 2022	$55,287	$96,347	$47,497

Investment income (loss):
Dividend distributions	1,259	3,186	481
Investment Expenses:
Mortality and expense risk and administrative charges	(400)	(545)	(607)

Net investment income (loss)	859	2,641	(126)

Increase (decrease) in net assets from operations:
Capital gain distributions	4,331	—	431
Realized capital gain (loss) on investments	31	(9,373)	(294)
Change in unrealized appreciation (depreciation)	(670)	11,310	5,344

Net gain (loss) on investments	3,692	1,937	5,481

Net increase (decrease) in net assets from operations	4,551	4,578	5,355

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	(1,681)	(560)
Transfers between subaccounts, net	—	(68,610)	(400)
Maintenance charges and mortality adjustments	(114)	(143)	(227)

Increase (decrease) in net assets from contract transactions	(114)	(70,434)	(1,187)

Total increase (decrease) in net assets	4,437	(65,856)	4,168

Net assets as of December 31, 2023	$59,724	$30,491	$51,665

Investment income (loss):
Dividend distributions	1,780	1,232	371
Investment Expenses:
Mortality and expense risk and administrative charges	(451)	(374)	(694)

Net investment income (loss)	1,329	858	(323)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,560	—	857
Realized capital gain (loss) on investments	59	(281)	(29)
Change in unrealized appreciation (depreciation)	134	(523)	4,661

Net gain (loss) on investments	3,753	(804)	5,489

Net increase (decrease) in net assets from operations	5,082	54	5,166

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	(1,692)	(628)
Transfers between subaccounts, net	—	(583)	—
Maintenance charges and mortality adjustments	(127)	(22)	(262)

Increase (decrease) in net assets from contract transactions	(127)	(2,297)	(890)

Total increase (decrease) in net assets	4,955	(2,243)	4,276

Net assets as of December 31, 2024	$64,679	$28,248	$55,941

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 53

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	LVIP JPMorgan US Equity Fund	Macquarie VIP Asset Strategy(b)	Macquarie VIP Balanced(b)
Net assets as of December 31, 2022	$8,119	$38,706	$49,212

Investment income (loss):
Dividend distributions	112	10,727	372
Investment Expenses:
Mortality and expense risk and administrative charges	(114)	(1,952)	(454)

Net investment income (loss)	(2)	8,775	(82)

Increase (decrease) in net assets from operations:
Capital gain distributions	430	—	—
Realized capital gain (loss) on investments	(32)	(4,400)	(8,001)
Change in unrealized appreciation (depreciation)	1,655	25,834	14,129

Net gain (loss) on investments	2,053	21,434	6,128

Net increase (decrease) in net assets from operations	2,051	30,209	6,046

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	(18,136)	(19,638)
Transfers between subaccounts, net	—	476,912	—
Maintenance charges and mortality adjustments	(19)	(295)	(96)

Increase (decrease) in net assets from contract transactions	(19)	458,481	(19,734)

Total increase (decrease) in net assets	2,032	488,690	(13,688)

Net assets as of December 31, 2023	$10,151	$527,396	$35,524

Investment income (loss):
Dividend distributions	67	10,601	503
Investment Expenses:
Mortality and expense risk and administrative charges	(169)	(6,929)	(488)

Net investment income (loss)	(102)	3,672	15

Increase (decrease) in net assets from operations:
Capital gain distributions	601	21,240	—
Realized capital gain (loss) on investments	2	486	(96)
Change in unrealized appreciation (depreciation)	1,794	33,720	5,104

Net gain (loss) on investments	2,397	55,446	5,008

Net increase (decrease) in net assets from operations	2,295	59,118	5,023

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	(27,880)	—
Transfers between subaccounts, net	7,372	(8)	—
Maintenance charges and mortality adjustments	(27)	(17)	(79)

Increase (decrease) in net assets from contract transactions	7,345	(27,905)	(79)

Total increase (decrease) in net assets	9,640	31,213	4,944

Net assets as of December 31, 2024	$19,791	$558,609	$40,468

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 54

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Macquarie VIP Energy (b)	Macquarie VIP Global Growth(b)	Macquarie VIP Growth(b)
Net assets as of December 31, 2022	$34,401	$122,796	$16,032

Investment income (loss):
Dividend distributions	1,165	110	—
Investment Expenses:
Mortality and expense risk and administrative charges	(155)	(1,270)	(98)

Net investment income (loss)	1,010	(1,160)	(98)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	26,950	3,992
Realized capital gain (loss) on investments	48	(1,479)	(14)
Change in unrealized appreciation (depreciation)	166	(1,285)	7,125

Net gain (loss) on investments	214	24,186	11,103

Net increase (decrease) in net assets from operations	1,224	23,026	11,005

Contract owner transactions:
Variable annuity deposits	240	22,932	—
Terminations, withdrawals and annuity payments	—	(24,218)	(431)
Transfers between subaccounts, net	—	(375)	19,877
Maintenance charges and mortality adjustments	(169)	(168)	(80)

Increase (decrease) in net assets from contract transactions	71	(1,829)	19,366

Total increase (decrease) in net assets	1,295	21,197	30,371

Net assets as of December 31, 2023	$35,696	$143,993	$46,403

Investment income (loss):
Dividend distributions	158	1,480	—
Investment Expenses:
Mortality and expense risk and administrative charges	(86)	(1,570)	(132)

Net investment income (loss)	72	(90)	(132)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,204	6,721
Realized capital gain (loss) on investments	6,074	(4,366)	65
Change in unrealized appreciation (depreciation)	(6,775)	26,283	4,241

Net gain (loss) on investments	(701)	23,121	11,027

Net increase (decrease) in net assets from operations	(629)	23,031	10,895

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(29,943)	(13,694)	(542)
Transfers between subaccounts, net	(164)	10,669	—
Maintenance charges and mortality adjustments	(24)	(46)	(103)

Increase (decrease) in net assets from contract transactions	(30,131)	(3,071)	(645)

Total increase (decrease) in net assets	(30,760)	19,960	10,250

Net assets as of December 31, 2024	$4,936	$163,953	$56,653

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 55

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Macquarie VIP High Income(b)	Macquarie VIP International Core Equity(b)	Macquarie VIP Limited-Term Bond Series(b)
Net assets as of December 31, 2022	$52,910	$36,169	$260,544

Investment income (loss):
Dividend distributions	3,460	621	4,402
Investment Expenses:
Mortality and expense risk and administrative charges	(365)	(491)	(307)

Net investment income (loss)	3,095	130	4,095

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(2,533)	(84)	(11,444)
Change in unrealized appreciation (depreciation)	4,720	5,098	11,374

Net gain (loss) on investments	2,187	5,014	(70)

Net increase (decrease) in net assets from operations	5,282	5,144	4,025

Contract owner transactions:
Variable annuity deposits	23,832	600	—
Terminations, withdrawals and annuity payments	(32,672)	(222)	(263,890)
Transfers between subaccounts, net	(397)	—	(149)
Maintenance charges and mortality adjustments	(81)	(79)	(47)

Increase (decrease) in net assets from contract transactions	(9,318)	299	(264,086)

Total increase (decrease) in net assets	(4,036)	5,443	(260,061)

Net assets as of December 31, 2023	$48,874	$41,612	$483

Investment income (loss):
Dividend distributions	1,532	500	—
Investment Expenses:
Mortality and expense risk and administrative charges	(121)	(519)	—

Net investment income (loss)	1,411	(19)	—

Increase (decrease) in net assets from operations:
Capital gain distributions	—	90	—
Realized capital gain (loss) on investments	(4,289)	14	8
Change in unrealized appreciation (depreciation)	4,389	1,039	(8)

Net gain (loss) on investments	100	1,143	—

Net increase (decrease) in net assets from operations	1,511	1,124	—

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(5,019)	(3,778)	(482)
Transfers between subaccounts, net	(23,021)	4	(1)
Maintenance charges and mortality adjustments	(9)	(82)	—

Increase (decrease) in net assets from contract transactions	(28,049)	(3,856)	(483)

Total increase (decrease) in net assets	(26,538)	(2,732)	(483)

Net assets as of December 31, 2024	$22,336	$38,880	$—

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 56

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Macquarie VIP Mid Cap Growth(b)	Macquarie VIP Natural Resources(b)	Macquarie VIP Science And Technology(b)
Net assets as of December 31, 2022	$116,369	$3,931	$58,665

Investment income (loss):
Dividend distributions	—	97	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,154)	(49)	(271)

Net investment income (loss)	(1,154)	48	(271)

Increase (decrease) in net assets from operations:
Capital gain distributions	14,893	—	3,795
Realized capital gain (loss) on investments	(699)	9	(231)
Change in unrealized appreciation (depreciation)	43,398	(46)	19,223

Net gain (loss) on investments	57,592	(37)	22,787

Net increase (decrease) in net assets from operations	56,438	11	22,516

Contract owner transactions:
Variable annuity deposits	41,688	—	—
Terminations, withdrawals and annuity payments	(46,321)	—	(354)
Transfers between subaccounts, net	337,295	—	—
Maintenance charges and mortality adjustments	(288)	(19)	(114)

Increase (decrease) in net assets from contract transactions	332,374	(19)	(468)

Total increase (decrease) in net assets	388,812	(8)	22,048

Net assets as of December 31, 2023	$505,181	$3,923	$80,713

Investment income (loss):
Dividend distributions	—	220	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,996)	(50)	(796)

Net investment income (loss)	(1,996)	170	(796)

Increase (decrease) in net assets from operations:
Capital gain distributions	15,557	—	3,819
Realized capital gain (loss) on investments	419	9	125
Change in unrealized appreciation (depreciation)	(5,072)	(250)	27,548

Net gain (loss) on investments	10,904	(241)	31,492

Net increase (decrease) in net assets from operations	8,908	(71)	30,696

Contract owner transactions:
Variable annuity deposits	17,640	—	1,000
Terminations, withdrawals and annuity payments	(6,869)	—	(7,484)
Transfers between subaccounts, net	6,375	—	33,704
Maintenance charges and mortality adjustments	(378)	(20)	(330)

Increase (decrease) in net assets from contract transactions	16,768	(20)	26,890

Total increase (decrease) in net assets	25,676	(91)	57,586

Net assets as of December 31, 2024	$530,857	$3,832	$138,299

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 57

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Macquarie VIP Small Cap Growth(b)	Macquarie VIP Smid Cap Core(b)	MFS® VIT Global Tactical Allocation
Net assets as of December 31, 2022	$49,068	$24,939	$68,798

Investment income (loss):
Dividend distributions	—	54	105
Investment Expenses:
Mortality and expense risk and administrative charges	(654)	(93)	(885)

Net investment income (loss)	(654)	(39)	(780)

Increase (decrease) in net assets from operations:
Capital gain distributions	8,159	2,639	2,715
Realized capital gain (loss) on investments	(421)	(228)	(102)
Change in unrealized appreciation (depreciation)	(1,372)	1,417	3,686

Net gain (loss) on investments	6,366	3,828	6,299

Net increase (decrease) in net assets from operations	5,712	3,789	5,519

Contract owner transactions:
Variable annuity deposits	480	—	600
Terminations, withdrawals and annuity payments	(247)	(133)	—
Transfers between subaccounts, net	—	(859)	—
Maintenance charges and mortality adjustments	(105)	(53)	(143)

Increase (decrease) in net assets from contract transactions	128	(1,045)	457

Total increase (decrease) in net assets	5,840	2,744	5,976

Net assets as of December 31, 2023	$54,908	$27,683	$74,774

Investment income (loss):
Dividend distributions	—	88	—
Investment Expenses:
Mortality and expense risk and administrative charges	(752)	(72)	(399)

Net investment income (loss)	(752)	16	(399)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	49	—
Realized capital gain (loss) on investments	(640)	(3,650)	(2,607)
Change in unrealized appreciation (depreciation)	8,431	4,767	4,941

Net gain (loss) on investments	7,791	1,166	2,334

Net increase (decrease) in net assets from operations	7,039	1,182	1,935

Contract owner transactions:
Variable annuity deposits	480	—	300
Terminations, withdrawals and annuity payments	(1,573)	(25,433)	(32,681)
Transfers between subaccounts, net	—	(21)	(44,268)
Maintenance charges and mortality adjustments	(120)	(32)	(60)

Increase (decrease) in net assets from contract transactions	(1,213)	(25,486)	(76,709)

Total increase (decrease) in net assets	5,826	(24,304)	(74,774)

Net assets as of December 31, 2024	$60,734	$3,379	$—

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 58

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	MFS® VIT II Research International	MFS® VIT International Intrinsic Value	MFS® VIT New Discovery
Net assets as of December 31, 2022	$54,732	$173,475	$61,983

Investment income (loss):
Dividend distributions	466	955	—
Investment Expenses:
Mortality and expense risk and administrative charges	(728)	(1,337)	(519)

Net investment income (loss)	(262)	(382)	(519)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	15,290	—
Realized capital gain (loss) on investments	(25)	(405)	(894)
Change in unrealized appreciation (depreciation)	6,535	8,935	25,884

Net gain (loss) on investments	6,510	23,820	24,990

Net increase (decrease) in net assets from operations	6,248	23,438	24,471

Contract owner transactions:
Variable annuity deposits	—	24	—
Terminations, withdrawals and annuity payments	—	(5,604)	(2,714)
Transfers between subaccounts, net	—	(51,959)	239,441
Maintenance charges and mortality adjustments	(118)	(293)	(256)

Increase (decrease) in net assets from contract transactions	(118)	(57,832)	236,471

Total increase (decrease) in net assets	6,130	(34,394)	260,942

Net assets as of December 31, 2023	$60,862	$139,081	$322,925

Investment income (loss):
Dividend distributions	740	1,719	—
Investment Expenses:
Mortality and expense risk and administrative charges	(756)	(1,334)	(1,024)

Net investment income (loss)	(16)	385	(1,024)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	6,688	—
Realized capital gain (loss) on investments	955	744	(23)
Change in unrealized appreciation (depreciation)	(64)	647	20,903

Net gain (loss) on investments	891	8,079	20,880

Net increase (decrease) in net assets from operations	875	8,464	19,856

Contract owner transactions:
Variable annuity deposits	—	24	11,040
Terminations, withdrawals and annuity payments	(11,702)	(2,564)	(3,451)
Transfers between subaccounts, net	5,335	—	(18)
Maintenance charges and mortality adjustments	(118)	(235)	(291)

Increase (decrease) in net assets from contract transactions	(6,485)	(2,775)	7,280

Total increase (decrease) in net assets	(5,610)	5,689	27,136

Net assets as of December 31, 2024	$55,252	$144,770	$350,061

The accompanying notes are an integral part of these financial statements. 59

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	MFS® VIT Research	MFS® VIT Total Return	MFS® VIT Utilities
Net assets as of December 31, 2022	$47,375	$35,690	$34,221

Investment income (loss):
Dividend distributions	117	635	1,416
Investment Expenses:
Mortality and expense risk and administrative charges	(608)	(435)	(364)

Net investment income (loss)	(491)	200	1,052

Increase (decrease) in net assets from operations:
Capital gain distributions	2,596	1,516	2,375
Realized capital gain (loss) on investments	305	(93)	(1,432)
Change in unrealized appreciation (depreciation)	6,695	1,362	(3,822)

Net gain (loss) on investments	9,596	2,785	(2,879)

Net increase (decrease) in net assets from operations	9,105	2,985	(1,827)

Contract owner transactions:
Variable annuity deposits	—	—	432
Terminations, withdrawals and annuity payments	(6,357)	(3,313)	(28)
Transfers between subaccounts, net	3	(3)	707
Maintenance charges and mortality adjustments	(97)	(70)	(87)

Increase (decrease) in net assets from contract transactions	(6,451)	(3,386)	1,024

Total increase (decrease) in net assets	2,654	(401)	(803)

Net assets as of December 31, 2023	$50,029	$35,289	$33,418

Investment income (loss):
Dividend distributions	203	850	719
Investment Expenses:
Mortality and expense risk and administrative charges	(676)	(464)	(369)

Net investment income (loss)	(473)	386	350

Increase (decrease) in net assets from operations:
Capital gain distributions	3,179	1,822	1,001
Realized capital gain (loss) on investments	746	32	228
Change in unrealized appreciation (depreciation)	4,888	(61)	2,209

Net gain (loss) on investments	8,813	1,793	3,438

Net increase (decrease) in net assets from operations	8,340	2,179	3,788

Contract owner transactions:
Variable annuity deposits	—	—	192
Terminations, withdrawals and annuity payments	(3,661)	(489)	(8,804)
Transfers between subaccounts, net	—	—	(12)
Maintenance charges and mortality adjustments	(106)	(74)	(82)

Increase (decrease) in net assets from contract transactions	(3,767)	(563)	(8,706)

Total increase (decrease) in net assets	4,573	1,616	(4,918)

Net assets as of December 31, 2024	$54,602	$36,905	$28,500

The accompanying notes are an integral part of these financial statements. 60

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Conservative ETF Asset Allocation Portfolio
Net assets as of December 31, 2022	$28,460	$1,232,258	$964,125

Investment income (loss):
Dividend distributions	377	18,602	17,540
Investment Expenses:
Mortality and expense risk and administrative charges	(297)	(11,659)	(9,896)

Net investment income (loss)	80	6,943	7,644

Increase (decrease) in net assets from operations:
Capital gain distributions	470	21,652	8,850
Realized capital gain (loss) on investments	825	(57,876)	(31,289)
Change in unrealized appreciation (depreciation)	2,215	150,696	71,929

Net gain (loss) on investments	3,510	114,472	49,490

Net increase (decrease) in net assets from operations	3,590	121,415	57,134

Contract owner transactions:
Variable annuity deposits	—	252,734	—
Terminations, withdrawals and annuity payments	(7,736)	(615,878)	(244,513)
Transfers between subaccounts, net	44	(10,555)	(268)
Maintenance charges and mortality adjustments	(108)	(2,993)	(2,391)

Increase (decrease) in net assets from contract transactions	(7,800)	(376,692)	(247,172)

Total increase (decrease) in net assets	(4,210)	(255,277)	(190,038)

Net assets as of December 31, 2023	$24,250	$976,981	$774,087

Investment income (loss):
Dividend distributions	341	17,649	17,287
Investment Expenses:
Mortality and expense risk and administrative charges	(332)	(12,292)	(9,801)

Net investment income (loss)	9	5,357	7,486

Increase (decrease) in net assets from operations:
Capital gain distributions	395	9,461	—
Realized capital gain (loss) on investments	83	1,965	(9,315)
Change in unrealized appreciation (depreciation)	2,695	68,781	33,764

Net gain (loss) on investments	3,173	80,207	24,449

Net increase (decrease) in net assets from operations	3,182	85,564	31,935

Contract owner transactions:
Variable annuity deposits	—	—	52,231
Terminations, withdrawals and annuity payments	—	(45,754)	(102,608)
Transfers between subaccounts, net	—	89	(860)
Maintenance charges and mortality adjustments	(118)	(3,074)	(2,392)

Increase (decrease) in net assets from contract transactions	(118)	(48,739)	(53,629)

Total increase (decrease) in net assets	3,064	36,825	(21,694)

Net assets as of December 31, 2024	$27,314	$1,013,806	$752,393

The accompanying notes are an integral part of these financial statements. 61

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	NAA All Cap Value Series(b)
Net assets as of December 31, 2022	$455,356	$58,785	$112,789

Investment income (loss):
Dividend distributions	4,659	1,057	1,773
Investment Expenses:
Mortality and expense risk and administrative charges	(4,012)	(488)	(1,374)

Net investment income (loss)	647	569	399

Increase (decrease) in net assets from operations:
Capital gain distributions	6,032	491	9,638
Realized capital gain (loss) on investments	(8,046)	(5,103)	79
Change in unrealized appreciation (depreciation)	43,890	8,214	(2,027)

Net gain (loss) on investments	41,876	3,602	7,690

Net increase (decrease) in net assets from operations	42,523	4,171	8,089

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(223,982)	(31,157)	(791)
Transfers between subaccounts, net	(705)	20,044	(256)
Maintenance charges and mortality adjustments	(1,121)	(89)	(605)

Increase (decrease) in net assets from contract transactions	(225,808)	(11,202)	(1,652)

Total increase (decrease) in net assets	(183,285)	(7,031)	6,437

Net assets as of December 31, 2023	$272,071	$51,754	$119,226

Investment income (loss):
Dividend distributions	3,964	1,200	2,035
Investment Expenses:
Mortality and expense risk and administrative charges	(3,481)	(460)	(1,549)

Net investment income (loss)	483	740	486

Increase (decrease) in net assets from operations:
Capital gain distributions	5,455	348	6,449
Realized capital gain (loss) on investments	3,117	93	167
Change in unrealized appreciation (depreciation)	20,350	2,483	3,513

Net gain (loss) on investments	28,922	2,924	10,129

Net increase (decrease) in net assets from operations	29,405	3,664	10,615

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(28,540)	(829)	(346)
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(1,035)	(65)	(553)

Increase (decrease) in net assets from contract transactions	(29,575)	(894)	(899)

Total increase (decrease) in net assets	(170)	2,770	9,716

Net assets as of December 31, 2024	$271,901	$54,524	$128,942

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 62

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	NAA Large Cap Value Series(b)	NAA Large Growth Series(b)	NAA Mid Growth Series(b)
Net assets as of December 31, 2022	$383,721	$42,033	$99,505

Investment income (loss):
Dividend distributions	6,773	677	1,669
Investment Expenses:
Mortality and expense risk and administrative charges	(3,927)	(459)	(1,272)

Net investment income (loss)	2,846	218	397

Increase (decrease) in net assets from operations:
Capital gain distributions	40,097	—	—
Realized capital gain (loss) on investments	(12,910)	(200)	(437)
Change in unrealized appreciation (depreciation)	(13,846)	16,166	25,878

Net gain (loss) on investments	13,341	15,966	25,441

Net increase (decrease) in net assets from operations	16,187	16,184	25,838

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(195,479)	(214)	(1,303)
Transfers between subaccounts, net	(636)	—	13,188
Maintenance charges and mortality adjustments	(1,406)	(102)	(316)

Increase (decrease) in net assets from contract transactions	(197,521)	(316)	11,569

Total increase (decrease) in net assets	(181,334)	15,868	37,407

Net assets as of December 31, 2023	$202,387	$57,901	$136,912

Investment income (loss):
Dividend distributions	3,669	1,844	1,038
Investment Expenses:
Mortality and expense risk and administrative charges	(2,431)	(624)	(934)

Net investment income (loss)	1,238	1,220	104

Increase (decrease) in net assets from operations:
Capital gain distributions	15,112	—	—
Realized capital gain (loss) on investments	3,492	69	23,430
Change in unrealized appreciation (depreciation)	4,927	16,584	(9,545)

Net gain (loss) on investments	23,531	16,653	13,885

Net increase (decrease) in net assets from operations	24,769	17,873	13,989

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(47,423)	(334)	(106,284)
Transfers between subaccounts, net	36,035	56	(17,421)
Maintenance charges and mortality adjustments	(1,320)	(137)	(126)

Increase (decrease) in net assets from contract transactions	(12,708)	(415)	(123,831)

Total increase (decrease) in net assets	12,061	17,458	(109,842)

Net assets as of December 31, 2024	$214,448	$75,359	$27,070

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 63

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	NAA Small Cap Value Series(b)	NAA Smid-Cap Value Series(b)	NAA World Equity Income Series(b)
Net assets as of December 31, 2022	$61,729	$38,136	$52,233

Investment income (loss):
Dividend distributions	471	631	1,321
Investment Expenses:
Mortality and expense risk and administrative charges	(265)	(374)	(547)

Net investment income (loss)	206	257	774

Increase (decrease) in net assets from operations:
Capital gain distributions	2,297	2,961	—
Realized capital gain (loss) on investments	1,309	(395)	143
Change in unrealized appreciation (depreciation)	688	643	4,322

Net gain (loss) on investments	4,294	3,209	4,465

Net increase (decrease) in net assets from operations	4,500	3,466	5,239

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(7,889)	(659)	(5,472)
Transfers between subaccounts, net	(25,171)	3,752	(485)
Maintenance charges and mortality adjustments	(117)	(142)	(158)

Increase (decrease) in net assets from contract transactions	(33,177)	2,951	(6,115)

Total increase (decrease) in net assets	(28,677)	6,417	(876)

Net assets as of December 31, 2023	$33,052	$44,553	$51,357

Investment income (loss):
Dividend distributions	381	613	1,390
Investment Expenses:
Mortality and expense risk and administrative charges	(260)	(405)	(571)

Net investment income (loss)	121	208	819

Increase (decrease) in net assets from operations:
Capital gain distributions	1,406	1,250	—
Realized capital gain (loss) on investments	7	29	943
Change in unrealized appreciation (depreciation)	845	2,092	3,684

Net gain (loss) on investments	2,258	3,371	4,627

Net increase (decrease) in net assets from operations	2,379	3,579	5,446

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(2,056)	(657)	(5,856)
Transfers between subaccounts, net	57	—	(595)
Maintenance charges and mortality adjustments	(112)	(156)	(156)

Increase (decrease) in net assets from contract transactions	(2,111)	(813)	(6,607)

Total increase (decrease) in net assets	268	2,766	(1,161)

Net assets as of December 31, 2024	$33,320	$47,319	$50,196

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 64

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Neuberger Berman AMT Sustainable Equity	PIMCO VIT All Asset	PIMCO VIT CommodityRealReturn Strategy
Net assets as of December 31, 2022	$264,794	$57,368	$286,922

Investment income (loss):
Dividend distributions	991	1,506	47,325
Investment Expenses:
Mortality and expense risk and administrative charges	(3,406)	(386)	(2,026)

Net investment income (loss)	(2,415)	1,120	45,299

Increase (decrease) in net assets from operations:
Capital gain distributions	4,676	—	—
Realized capital gain (loss) on investments	2,116	(1,982)	(38,765)
Change in unrealized appreciation (depreciation)	61,376	4,344	(25,000)

Net gain (loss) on investments	68,168	2,362	(63,765)

Net increase (decrease) in net assets from operations	65,753	3,482	(18,466)

Contract owner transactions:
Variable annuity deposits	—	36	69,582
Terminations, withdrawals and annuity payments	(11,529)	(9,666)	(11,384)
Transfers between subaccounts, net	(1,407)	20	(124,522)
Maintenance charges and mortality adjustments	(695)	(102)	(602)

Increase (decrease) in net assets from contract transactions	(13,631)	(9,712)	(66,926)

Total increase (decrease) in net assets	52,122	(6,230)	(85,392)

Net assets as of December 31, 2023	$316,916	$51,138	$201,530

Investment income (loss):
Dividend distributions	1,026	2,955	3,984
Investment Expenses:
Mortality and expense risk and administrative charges	(5,355)	(398)	(1,201)

Net investment income (loss)	(4,329)	2,557	2,783

Increase (decrease) in net assets from operations:
Capital gain distributions	22,099	—	—
Realized capital gain (loss) on investments	5,060	(3,087)	(59,673)
Change in unrealized appreciation (depreciation)	70,939	2,495	63,130

Net gain (loss) on investments	98,098	(592)	3,457

Net increase (decrease) in net assets from operations	93,769	1,965	6,240

Contract owner transactions:
Variable annuity deposits	—	36	44,060
Terminations, withdrawals and annuity payments	(11,150)	(25,687)	(5,442)
Transfers between subaccounts, net	85,501	(43)	(114,539)
Maintenance charges and mortality adjustments	(1,211)	(71)	(229)

Increase (decrease) in net assets from contract transactions	73,140	(25,765)	(76,150)

Total increase (decrease) in net assets	166,909	(23,800)	(69,910)

Net assets as of December 31, 2024	$483,825	$27,338	$131,620

The accompanying notes are an integral part of these financial statements. 65

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	PIMCO VIT Emerging Markets Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	PIMCO VIT High Yield
Net assets as of December 31, 2022	$167,121	$23,256	$2,116

Investment income (loss):
Dividend distributions	10,811	500	122
Investment Expenses:
Mortality and expense risk and administrative charges	(765)	(240)	(6)

Net investment income (loss)	10,046	260	116

Increase (decrease) in net assets from operations:
Capital gain distributions	—	253	—
Realized capital gain (loss) on investments	(3,084)	(76)	(4)
Change in unrealized appreciation (depreciation)	14,920	509	136

Net gain (loss) on investments	11,836	686	132

Net increase (decrease) in net assets from operations	21,882	946	248

Contract owner transactions:
Variable annuity deposits	21,018	—	—
Terminations, withdrawals and annuity payments	(32,593)	—	(22)
Transfers between subaccounts, net	67,072	—	—
Maintenance charges and mortality adjustments	(195)	(47)	(12)

Increase (decrease) in net assets from contract transactions	55,302	(47)	(34)

Total increase (decrease) in net assets	77,184	899	214

Net assets as of December 31, 2023	$244,305	$24,155	$2,330

Investment income (loss):
Dividend distributions	15,488	248	38
Investment Expenses:
Mortality and expense risk and administrative charges	(834)	(54)	(2)

Net investment income (loss)	14,654	194	36

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(2,863)	(4,675)	(209)
Change in unrealized appreciation (depreciation)	4,873	4,011	157

Net gain (loss) on investments	2,010	(664)	(52)

Net increase (decrease) in net assets from operations	16,664	(470)	(16)

Contract owner transactions:
Variable annuity deposits	11,040	—	—
Terminations, withdrawals and annuity payments	(6,176)	—	(2,321)
Transfers between subaccounts, net	(10,329)	(18,358)	10
Maintenance charges and mortality adjustments	(175)	(16)	(3)

Increase (decrease) in net assets from contract transactions	(5,640)	(18,374)	(2,314)

Total increase (decrease) in net assets	11,024	(18,844)	(2,330)

Net assets as of December 31, 2024	$255,329	$5,311	$—

The accompanying notes are an integral part of these financial statements. 66

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	PIMCO VIT International Bond Portfolio (Unhedged)	PIMCO VIT Low Duration Administrative	PIMCO VIT Low Duration Advisor
Net assets as of December 31, 2022	$83,071	$217,169	$289,246

Investment income (loss):
Dividend distributions	2,053	15,894	9,665
Investment Expenses:
Mortality and expense risk and administrative charges	(368)	(6,083)	(2,765)

Net investment income (loss)	1,685	9,811	6,900

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(1,448)	(9,762)	(2,951)
Change in unrealized appreciation (depreciation)	5,596	13,405	6,488

Net gain (loss) on investments	4,148	3,643	3,537

Net increase (decrease) in net assets from operations	5,833	13,454	10,437

Contract owner transactions:
Variable annuity deposits	—	—	126
Terminations, withdrawals and annuity payments	(4,374)	(37,046)	(10,877)
Transfers between subaccounts, net	18,863	228,149	(9,308)
Maintenance charges and mortality adjustments	(62)	(3,110)	(417)

Increase (decrease) in net assets from contract transactions	14,427	187,993	(20,476)

Total increase (decrease) in net assets	20,260	201,447	(10,039)

Net assets as of December 31, 2023	$103,331	$418,616	$279,207

Investment income (loss):
Dividend distributions	1,993	26,185	10,873
Investment Expenses:
Mortality and expense risk and administrative charges	(310)	(9,230)	(2,858)

Net investment income (loss)	1,683	16,955	8,015

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(7,088)	(395)	(535)
Change in unrealized appreciation (depreciation)	2,510	8,528	1,662

Net gain (loss) on investments	(4,578)	8,133	1,127

Net increase (decrease) in net assets from operations	(2,895)	25,088	9,142

Contract owner transactions:
Variable annuity deposits	—	—	126
Terminations, withdrawals and annuity payments	(3,180)	(18,272)	(4,734)
Transfers between subaccounts, net	(42,150)	370,706	5
Maintenance charges and mortality adjustments	(51)	(4,619)	(391)

Increase (decrease) in net assets from contract transactions	(45,381)	347,815	(4,994)

Total increase (decrease) in net assets	(48,276)	372,903	4,148

Net assets as of December 31, 2024	$55,055	$791,519	$283,355

The accompanying notes are an integral part of these financial statements. 67

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	PIMCO VIT Real Return Administrative	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term
Net assets as of December 31, 2022	$313,663	$159,795	$521,940
Investment income (loss):
Dividend distributions	8,934	6,295	26,886
Investment Expenses:
Mortality and expense risk and administrative charges	(4,128)	(1,008)	(3,418)

Net investment income (loss)	4,806	5,287	23,468

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(13,083)	(4,038)	(586)
Change in unrealized appreciation (depreciation)	13,353	5,593	8,394

Net gain (loss) on investments	270	1,555	7,808

Net increase (decrease) in net assets from operations	5,076	6,842	31,276

Contract owner transactions:
Variable annuity deposits	—	133,812	—
Terminations, withdrawals and annuity payments	(66,788)	(42,739)	(4,065)
Transfers between subaccounts, net	(7,716)	3,586	134,514
Maintenance charges and mortality adjustments	(832)	(373)	(2,064)

Increase (decrease) in net assets from contract transactions	(75,336)	94,286	128,385

Total increase (decrease) in net assets	(70,260)	101,128	159,661

Net assets as of December 31, 2023	$243,403	$260,923	$681,601

Investment income (loss):
Dividend distributions	6,370	7,745	32,753
Investment Expenses:
Mortality and expense risk and administrative charges	(3,478)	(1,216)	(3,587)

Net investment income (loss)	2,892	6,529	29,166

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(2,190)	(4,275)	241
Change in unrealized appreciation (depreciation)	731	4,807	5,559

Net gain (loss) on investments	(1,459)	532	5,800

Net increase (decrease) in net assets from operations	1,433	7,061	34,966

Contract owner transactions:
Variable annuity deposits	—	84,731	—
Terminations, withdrawals and annuity payments	(10,204)	(24,559)	(11,943)
Transfers between subaccounts, net	16,683	(171,377)	(69,892)
Maintenance charges and mortality adjustments	(747)	(371)	(2,092)

Increase (decrease) in net assets from contract transactions	5,732	(111,576)	(83,927)

Total increase (decrease) in net assets	7,165	(104,515)	(48,961)

Net assets as of December 31, 2024	$250,568	$156,408	$632,640

The accompanying notes are an integral part of these financial statements. 68

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	PIMCO VIT Total Return Administrative	PIMCO VIT Total Return Advisor	Pioneer Bond VCT
Net assets as of December 31, 2022	$593,405	$487,406	$322,248

Investment income (loss):
Dividend distributions	18,441	16,703	9,450
Investment Expenses:
Mortality and expense risk and administrative charges	(7,290)	(4,601)	(2,266)

Net investment income (loss)	11,151	12,102	7,184

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(57,228)	(6,668)	(35,716)
Change in unrealized appreciation (depreciation)	61,007	18,144	38,536

Net gain (loss) on investments	3,779	11,476	2,820

Net increase (decrease) in net assets from operations	14,930	23,578	10,004

Contract owner transactions:
Variable annuity deposits	—	23,880	—
Terminations, withdrawals and annuity payments	(206,000)	(52,620)	(2,846)
Transfers between subaccounts, net	(35,609)	21,382	(164,823)
Maintenance charges and mortality adjustments	(2,319)	(951)	(688)

Increase (decrease) in net assets from contract transactions	(243,928)	(8,309)	(168,357)

Total increase (decrease) in net assets	(228,998)	15,269	(158,353)

Net assets as of December 31, 2023	$364,407	$502,675	$163,895

Investment income (loss):
Dividend distributions	14,336	18,732	6,969
Investment Expenses:
Mortality and expense risk and administrative charges	(5,024)	(4,514)	(2,073)

Net investment income (loss)	9,312	14,218	4,896

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(8,111)	(10,181)	(477)
Change in unrealized appreciation (depreciation)	1,826	2,986	(1,611)

Net gain (loss) on investments	(6,285)	(7,195)	(2,088)

Net increase (decrease) in net assets from operations	3,027	7,023	2,808

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(46,020)	(29,170)	(1,484)
Transfers between subaccounts, net	28,525	(30,109)	—
Maintenance charges and mortality adjustments	(1,878)	(910)	(645)

Increase (decrease) in net assets from contract transactions	(19,373)	(60,189)	(2,129)

Total increase (decrease) in net assets	(16,346)	(53,166)	679

Net assets as of December 31, 2024	$348,061	$449,509	$164,574

The accompanying notes are an integral part of these financial statements. 69

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Pioneer Equity Income VCT	Pioneer Strategic Income VCT	Putnam VT Core Equity Fund
Net assets as of December 31, 2022	$13,169	$83,541	$—

Investment income (loss):
Dividend distributions	221	3,021	—
Investment Expenses:
Mortality and expense risk and administrative charges	(166)	(1,050)	—

Net investment income (loss)	55	1,971	—

Increase (decrease) in net assets from operations:
Capital gain distributions	997	—	—
Realized capital gain (loss) on investments	(91)	(781)	—
Change in unrealized appreciation (depreciation)	(193)	4,258	—

Net gain (loss) on investments	713	3,477	—

Net increase (decrease) in net assets from operations	768	5,448	—

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	(2,873)	—
Transfers between subaccounts, net	—	6	—
Maintenance charges and mortality adjustments	(27)	(169)	—

Increase (decrease) in net assets from contract transactions	(27)	(3,036)	—

Total increase (decrease) in net assets	741	2,412	—

Net assets as of December 31, 2023	$13,910	$85,953	$—

Investment income (loss):
Dividend distributions	287	3,338	—
Investment Expenses:
Mortality and expense risk and administrative charges	(186)	(1,045)	(16)

Net investment income (loss)	101	2,293	(16)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,670	—	—
Realized capital gain (loss) on investments	(96)	(1,519)	—
Change in unrealized appreciation (depreciation)	(1,343)	1,367	(2,300)

Net gain (loss) on investments	1,231	(152)	(2,300)

Net increase (decrease) in net assets from operations	1,332	2,141	(2,316)

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	(9,928)	—
Transfers between subaccounts, net	—	12	94,406
Maintenance charges and mortality adjustments	(30)	(164)	(18)

Increase (decrease) in net assets from contract transactions	(30)	(10,080)	94,388

Total increase (decrease) in net assets	1,302	(7,939)	92,072

Net assets as of December 31, 2024	$15,212	$78,014	$92,072

The accompanying notes are an integral part of these financial statements. 70

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Putnam VT Large Cap Growth Fund	Putnam VT Large Cap Value	Putnam VT Small Cap Growth
Net assets as of December 31, 2022	$262,333	$498,611	$24,209

Investment income (loss):
Dividend distributions	—	10,474	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,646)	(3,283)	(331)

Net investment income (loss)	(3,646)	7,191	(331)

Increase (decrease) in net assets from operations:
Capital gain distributions	4,332	29,361	—
Realized capital gain (loss) on investments	973	1,791	(36)
Change in unrealized appreciation (depreciation)	110,343	36,412	5,588

Net gain (loss) on investments	115,648	67,564	5,552

Net increase (decrease) in net assets from operations	112,002	74,755	5,221

Contract owner transactions:
Variable annuity deposits	—	30	—
Terminations, withdrawals and annuity payments	(8,303)	(14,444)	—
Transfers between subaccounts, net	—	24,065	—
Maintenance charges and mortality adjustments	(1,257)	(880)	(105)

Increase (decrease) in net assets from contract transactions	(9,560)	8,771	(105)

Total increase (decrease) in net assets	102,442	83,526	5,116

Net assets as of December 31, 2023	$364,775	$582,137	$29,325

Investment income (loss):
Dividend distributions	—	7,046	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,975)	(4,497)	(429)

Net investment income (loss)	(4,975)	2,549	(429)

Increase (decrease) in net assets from operations:
Capital gain distributions	17,822	28,677	—
Realized capital gain (loss) on investments	11,587	14,882	98
Change in unrealized appreciation (depreciation)	90,438	61,573	6,716

Net gain (loss) on investments	119,847	105,132	6,814

Net increase (decrease) in net assets from operations	114,872	107,681	6,385

Contract owner transactions:
Variable annuity deposits	—	30	—
Terminations, withdrawals and annuity payments	(42,369)	(35,708)	—
Transfers between subaccounts, net	(607)	162,216	—
Maintenance charges and mortality adjustments	(1,435)	(950)	(136)

Increase (decrease) in net assets from contract transactions	(44,411)	125,588	(136)

Total increase (decrease) in net assets	70,461	233,269	6,249

Net assets as of December 31, 2024	$435,236	$815,406	$35,574

The accompanying notes are an integral part of these financial statements. 71

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Banking	Rydex VIF Basic Materials	Rydex VIF Biotechnology
Net assets as of December 31, 2022	$63,966	$128,362	$172,626

Investment income (loss):
Dividend distributions	609	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(710)	(1,550)	(2,109)

Net investment income (loss)	(101)	(1,550)	(2,109)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	1,981
Realized capital gain (loss) on investments	76	1,196	(784)
Change in unrealized appreciation (depreciation)	940	10,697	9,620

Net gain (loss) on investments	1,016	11,893	10,817

Net increase (decrease) in net assets from operations	915	10,343	8,708

Contract owner transactions:
Variable annuity deposits	—	—	21,416
Terminations, withdrawals and annuity payments	(1,465)	(4,513)	(4,026)
Transfers between subaccounts, net	—	9,408	—
Maintenance charges and mortality adjustments	(233)	(419)	(633)

Increase (decrease) in net assets from contract transactions	(1,698)	4,476	16,757

Total increase (decrease) in net assets	(783)	14,819	25,465

Net assets as of December 31, 2023	$63,183	$143,181	$198,091

Investment income (loss):
Dividend distributions	1,737	1,143	—
Investment Expenses:
Mortality and expense risk and administrative charges	(861)	(1,536)	(2,331)

Net investment income (loss)	876	(393)	(2,331)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	18,438
Realized capital gain (loss) on investments	318	11,258	(399)
Change in unrealized appreciation (depreciation)	12,274	(14,054)	(21,235)

Net gain (loss) on investments	12,592	(2,796)	(3,196)

Net increase (decrease) in net assets from operations	13,468	(3,189)	(5,527)

Contract owner transactions:
Variable annuity deposits	—	—	13,563
Terminations, withdrawals and annuity payments	(579)	(46,793)	(5,936)
Transfers between subaccounts, net	—	5,014	1,317
Maintenance charges and mortality adjustments	(279)	(402)	(651)

Increase (decrease) in net assets from contract transactions	(858)	(42,181)	8,293

Total increase (decrease) in net assets	12,610	(45,370)	2,766

Net assets as of December 31, 2024	$75,793	$97,811	$200,857

The accompanying notes are an integral part of these financial statements. 72

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Commodities Strategy	Rydex VIF Consumer Products	Rydex VIF Dow 2x Strategy(e)
Net assets as of December 31, 2022	$91,524	$64,984	$77,669

Investment income (loss):
Dividend distributions	5,929	906	238
Investment Expenses:
Mortality and expense risk and administrative charges	(814)	(731)	(987)

Net investment income (loss)	5,115	175	(749)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	338	—
Realized capital gain (loss) on investments	5,671	406	237
Change in unrealized appreciation (depreciation)	(16,700)	(3,975)	17,218

Net gain (loss) on investments	(11,029)	(3,231)	17,455

Net increase (decrease) in net assets from operations	(5,914)	(3,056)	16,706

Contract owner transactions:
Variable annuity deposits	—	24	—
Terminations, withdrawals and annuity payments	(7,090)	(2,760)	(490)
Transfers between subaccounts, net	(29,027)	(1,425)	(1,124)
Maintenance charges and mortality adjustments	(375)	(164)	(219)

Increase (decrease) in net assets from contract transactions	(36,492)	(4,325)	(1,833)

Total increase (decrease) in net assets	(42,406)	(7,381)	14,873

Net assets as of December 31, 2023	$49,118	$57,603	$92,542

Investment income (loss):
Dividend distributions	2,099	851	1,126
Investment Expenses:
Mortality and expense risk and administrative charges	(639)	(723)	(1,278)

Net investment income (loss)	1,460	128	(152)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	283	175	1,250
Change in unrealized appreciation (depreciation)	1,263	1,418	16,191

Net gain (loss) on investments	1,546	1,593	17,441

Net increase (decrease) in net assets from operations	3,006	1,721	17,289

Contract owner transactions:
Variable annuity deposits	—	24	—
Terminations, withdrawals and annuity payments	(4,125)	(4,304)	(2,979)
Transfers between subaccounts, net	(3,270)	(13)	—
Maintenance charges and mortality adjustments	(262)	(143)	(249)

Increase (decrease) in net assets from contract transactions	(7,657)	(4,436)	(3,228)

Total increase (decrease) in net assets	(4,651)	(2,715)	14,061

Net assets as of December 31, 2024	$44,467	$54,888	$106,603

(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 73

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Electronics	Rydex VIF Energy	Rydex VIF Energy Services
Net assets as of December 31, 2022	$167,840	$94,038	$24,486

Investment income (loss):
Dividend distributions	—	4,772	—
Investment Expenses:
Mortality and expense risk and administrative charges	(2,314)	(1,202)	(316)

Net investment income (loss)	(2,314)	3,570	(316)

Increase (decrease) in net assets from operations:
Capital gain distributions	4,536	—	—
Realized capital gain (loss) on investments	16,736	2,184	(279)
Change in unrealized appreciation (depreciation)	59,301	(2,254)	1,334

Net gain (loss) on investments	80,573	(70)	1,055

Net increase (decrease) in net assets from operations	78,259	3,500	739

Contract owner transactions:
Variable annuity deposits	—	26,762	—
Terminations, withdrawals and annuity payments	(1,308)	(5,517)	(140)
Transfers between subaccounts, net	(30,024)	—	—
Maintenance charges and mortality adjustments	(960)	(377)	(91)

Increase (decrease) in net assets from contract transactions	(32,292)	20,868	(231)

Total increase (decrease) in net assets	45,967	24,368	508

Net assets as of December 31, 2023	$213,807	$118,406	$24,994

Investment income (loss):
Dividend distributions	—	3,373	—
Investment Expenses:
Mortality and expense risk and administrative charges	(2,918)	(1,263)	(259)

Net investment income (loss)	(2,918)	2,110	(259)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,924	—	—
Realized capital gain (loss) on investments	29,556	4,546	(3,250)
Change in unrealized appreciation (depreciation)	5,802	(8,326)	2,184

Net gain (loss) on investments	38,282	(3,780)	(1,066)

Net increase (decrease) in net assets from operations	35,364	(1,670)	(1,325)

Contract owner transactions:
Variable annuity deposits	—	16,946	—
Terminations, withdrawals and annuity payments	(37,094)	(3,772)	(7,328)
Transfers between subaccounts, net	(3,777)	(334)	17
Maintenance charges and mortality adjustments	(1,202)	(360)	(80)

Increase (decrease) in net assets from contract transactions	(42,073)	12,480	(7,391)

Total increase (decrease) in net assets	(6,709)	10,810	(8,716)

Net assets as of December 31, 2024	$207,098	$129,216	$16,278

The accompanying notes are an integral part of these financial statements. 74

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Europe 1.25x Strategy(e)	Rydex VIF Financial Services	Rydex VIF Government Long Bond 1.2x Strategy(e)
Net assets as of December 31, 2022	$23	$44,633	$9,528

Investment income (loss):
Dividend distributions	—	—	275
Investment Expenses:
Mortality and expense risk and administrative charges	—	(581)	(121)

Net investment income (loss)	—	(581)	154

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	—	(100)	(542)
Change in unrealized appreciation (depreciation)	4	6,202	195

Net gain (loss) on investments	4	6,102	(347)

Net increase (decrease) in net assets from operations	4	5,521	(193)

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	—	(1,120)
Transfers between subaccounts, net	—	—	11,478
Maintenance charges and mortality adjustments	—	(236)	(11)

Increase (decrease) in net assets from contract transactions	—	(236)	10,347

Total increase (decrease) in net assets	4	5,285	10,154

Net assets as of December 31, 2023	$27	$49,918	$19,682

Investment income (loss):
Dividend distributions	2	498	284
Investment Expenses:
Mortality and expense risk and administrative charges	—	(717)	(115)

Net investment income (loss)	2	(219)	169

Increase (decrease) in net assets from operations:
Capital gain distributions	—	219	—
Realized capital gain (loss) on investments	—	97	(4,248)
Change in unrealized appreciation (depreciation)	(3)	10,194	2,376

Net gain (loss) on investments	(3)	10,510	(1,872)

Net increase (decrease) in net assets from operations	(1)	10,291	(1,703)

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	—	(459)
Transfers between subaccounts, net	—	—	(10,657)
Maintenance charges and mortality adjustments	—	(287)	(8)

Increase (decrease) in net assets from contract transactions	—	(287)	(11,124)

Total increase (decrease) in net assets	(1)	10,004	(12,827)

Net assets as of December 31, 2024	$26	$59,922	$6,855

(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 75

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Health Care	Rydex VIF Internet	Rydex VIF Inverse Government Long Bond Strategy(e)
Net assets as of December 31, 2022	$160,120	$99,548	$9,156

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,896)	(1,483)	(42)

Net investment income (loss)	(1,896)	(1,483)	(42)

Increase (decrease) in net assets from operations:
Capital gain distributions	5,948	—	—
Realized capital gain (loss) on investments	2,529	(988)	442
Change in unrealized appreciation (depreciation)	(1,144)	47,561	15

Net gain (loss) on investments	7,333	46,573	457

Net increase (decrease) in net assets from operations	5,437	45,090	415

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(9,575)	(1,205)	(87)
Transfers between subaccounts, net	15	—	(5,711)
Maintenance charges and mortality adjustments	(742)	(638)	(23)

Increase (decrease) in net assets from contract transactions	(10,302)	(1,843)	(5,821)

Total increase (decrease) in net assets	(4,865)	43,247	(5,406)

Net assets as of December 31, 2023	$155,255	$142,795	$3,750

Investment income (loss):
Dividend distributions	—	—	1
Investment Expenses:
Mortality and expense risk and administrative charges	(2,004)	(1,772)	(3)

Net investment income (loss)	(2,004)	(1,772)	(2)

Increase (decrease) in net assets from operations:
Capital gain distributions	4,306	—	—
Realized capital gain (loss) on investments	1,350	(1,772)	681
Change in unrealized appreciation (depreciation)	(5,178)	32,502	(167)

Net gain (loss) on investments	478	30,730	514

Net increase (decrease) in net assets from operations	(1,526)	28,958	512

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(3,928)	(27,456)	(4,224)
Transfers between subaccounts, net	6	518	(33)
Maintenance charges and mortality adjustments	(741)	(712)	(5)

Increase (decrease) in net assets from contract transactions	(4,663)	(27,650)	(4,262)

Total increase (decrease) in net assets	(6,189)	1,308	(3,750)

Net assets as of December 31, 2024	$149,066	$144,103	$—

(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 76

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Inverse Mid-Cap Strategy	Rydex VIF Inverse NASDAQ-100® Strategy	Rydex VIF Inverse Russell 2000® Strategy(e)
Net assets as of December 31, 2022	$1,789	$1,843	$2,356

Investment income (loss):
Dividend distributions	87	123	—
Investment Expenses:
Mortality and expense risk and administrative charges	(24)	(23)	(30)

Net investment income (loss)	63	100	(30)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(159)	(1,856)	(43)
Change in unrealized appreciation (depreciation)	(1,859)	(1,768)	(2,501)

Net gain (loss) on investments	(2,018)	(3,624)	(2,544)

Net increase (decrease) in net assets from operations	(1,955)	(3,524)	(2,574)

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(53)	(52)	(52)
Transfers between subaccounts, net	13,732	15,601	13,713
Maintenance charges and mortality adjustments	(18)	(18)	(49)

Increase (decrease) in net assets from contract transactions	13,661	15,531	13,612

Total increase (decrease) in net assets	11,706	12,007	11,038

Net assets as of December 31, 2023	$13,495	$13,850	$13,394

Investment income (loss):
Dividend distributions	—	—	30
Investment Expenses:
Mortality and expense risk and administrative charges	(12)	(12)	(18)

Net investment income (loss)	(12)	(12)	12

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(2,266)	(2,475)	(2,379)
Change in unrealized appreciation (depreciation)	1,814	1,578	2,348

Net gain (loss) on investments	(452)	(897)	(31)

Net increase (decrease) in net assets from operations	(464)	(909)	(19)

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(60)	(59)	(59)
Transfers between subaccounts, net	(12,962)	(12,873)	(12,887)
Maintenance charges and mortality adjustments	(9)	(9)	(40)

Increase (decrease) in net assets from contract transactions	(13,031)	(12,941)	(12,986)

Total increase (decrease) in net assets	(13,495)	(13,850)	(13,005)

Net assets as of December 31, 2024	$—	$—	$389

(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 77

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Inverse S&P 500 Strategy(e)	Rydex VIF Japan 2x Strategy(e)	Rydex VIF Leisure
Net assets as of December 31, 2022	$18,295	$39,069	$41,115

Investment income (loss):
Dividend distributions	534	22	—
Investment Expenses:
Mortality and expense risk and administrative charges	(68)	(578)	(587)

Net investment income (loss)	466	(556)	(587)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(6,241)	(160)	(28)
Change in unrealized appreciation (depreciation)	3,925	13,499	9,221

Net gain (loss) on investments	(2,316)	13,339	9,193

Net increase (decrease) in net assets from operations	(1,850)	12,783	8,606

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(203)	(103)	—
Transfers between subaccounts, net	(12,855)	—	—
Maintenance charges and mortality adjustments	(28)	(140)	(137)

Increase (decrease) in net assets from contract transactions	(13,086)	(243)	(137)

Total increase (decrease) in net assets	(14,936)	12,540	8,469

Net assets as of December 31, 2023	$3,359	$51,609	$49,584

Investment income (loss):
Dividend distributions	371	1,954	30
Investment Expenses:
Mortality and expense risk and administrative charges	(8)	(707)	(664)

Net investment income (loss)	363	1,247	(634)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(23)	14	72
Change in unrealized appreciation (depreciation)	(789)	(1,370)	8,000

Net gain (loss) on investments	(812)	(1,356)	8,072

Net increase (decrease) in net assets from operations	(449)	(109)	7,438

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	(114)	—
Transfers between subaccounts, net	(26)	(2)	—
Maintenance charges and mortality adjustments	(6)	(152)	(154)

Increase (decrease) in net assets from contract transactions	(32)	(268)	(154)

Total increase (decrease) in net assets	(481)	(377)	7,284

Net assets as of December 31, 2024	$2,878	$51,232	$56,868

(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 78

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Mid- Cap 1.5x Strategy(e)	Rydex VIF Money Market	Rydex VIF NASDAQ-100®
Net assets as of December 31, 2022	$64,085	$3,856,461	$161,966

Investment income (loss):
Dividend distributions	—	133,857	—
Investment Expenses:
Mortality and expense risk and administrative charges	(747)	(39,037)	(1,807)

Net investment income (loss)	(747)	94,820	(1,807)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	60	—
Realized capital gain (loss) on investments	(3,275)	—	4,611
Change in unrealized appreciation (depreciation)	14,769	(1)	82,292

Net gain (loss) on investments	11,494	59	86,903

Net increase (decrease) in net assets from operations	10,747	94,879	85,096

Contract owner transactions:
Variable annuity deposits	—	593,070	6
Terminations, withdrawals and annuity payments	(10,516)	(534,467)	(13,986)
Transfers between subaccounts, net	(67)	(876,869)	10,864
Maintenance charges and mortality adjustments	(172)	(12,288)	(658)

Increase (decrease) in net assets from contract transactions	(10,755)	(830,554)	(3,774)

Total increase (decrease) in net assets	(8)	(735,675)	81,322

Net assets as of December 31, 2023	$64,077	$3,120,786	$243,288

Investment income (loss):
Dividend distributions	431	170,038	505
Investment Expenses:
Mortality and expense risk and administrative charges	(886)	(47,261)	(2,210)

Net investment income (loss)	(455)	122,777	(1,705)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,350	4,676
Realized capital gain (loss) on investments	(123)	—	33,421
Change in unrealized appreciation (depreciation)	9,411	—	17,742

Net gain (loss) on investments	9,288	1,350	55,839

Net increase (decrease) in net assets from operations	8,833	124,127	54,134

Contract owner transactions:
Variable annuity deposits	—	528,270	6
Terminations, withdrawals and annuity payments	(614)	(288,125)	(67,613)
Transfers between subaccounts, net	—	1,856,320	(3,923)
Maintenance charges and mortality adjustments	(184)	(15,631)	(656)

Increase (decrease) in net assets from contract transactions	(798)	2,080,834	(72,186)

Total increase (decrease) in net assets	8,035	2,204,961	(18,052)

Net assets as of December 31, 2024	$72,112	$5,325,747	$225,236

(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 79

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF NASDAQ-100® 2x Strategy(e)	Rydex VIF Nova(e)	Rydex VIF Precious Metals
Net assets as of December 31, 2022	$12,290	$30,580	$134,986

Investment income (loss):
Dividend distributions	—	—	467
Investment Expenses:
Mortality and expense risk and administrative charges	(209)	(428)	(1,711)

Net investment income (loss)	(209)	(428)	(1,244)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(1,275)	922	(1,209)
Change in unrealized appreciation (depreciation)	11,890	8,914	4,051

Net gain (loss) on investments	10,615	9,836	2,842

Net increase (decrease) in net assets from operations	10,406	9,408	1,598

Contract owner transactions:
Variable annuity deposits	—	—	564
Terminations, withdrawals and annuity payments	(377)	(6,141)	(2,031)
Transfers between subaccounts, net	(14,254)	1,656	(4)
Maintenance charges and mortality adjustments	(156)	(174)	(580)

Increase (decrease) in net assets from contract transactions	(14,787)	(4,659)	(2,051)

Total increase (decrease) in net assets	(4,381)	4,749	(453)

Net assets as of December 31, 2023	$7,909	$35,329	$134,533

Investment income (loss):
Dividend distributions	—	—	2,013
Investment Expenses:
Mortality and expense risk and administrative charges	(122)	(503)	(1,780)

Net investment income (loss)	(122)	(503)	233

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	216	1,654	6,250
Change in unrealized appreciation (depreciation)	2,990	9,211	5,155

Net gain (loss) on investments	3,206	10,865	11,405

Net increase (decrease) in net assets from operations	3,084	10,362	11,638

Contract owner transactions:
Variable annuity deposits	—	—	204
Terminations, withdrawals and annuity payments	(561)	(3,026)	(16,162)
Transfers between subaccounts, net	—	1,676	(2,792)
Maintenance charges and mortality adjustments	(52)	(157)	(590)

Increase (decrease) in net assets from contract transactions	(613)	(1,507)	(19,340)

Total increase (decrease) in net assets	2,471	8,855	(7,702)

Net assets as of December 31, 2024	$10,380	$44,184	$126,831

(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 80

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Real Estate	Rydex VIF Retailing	Rydex VIF Russell 2000® 1.5x Strategy(e)
Net assets as of December 31, 2022	$70,077	$49,851	$328

Investment income (loss):
Dividend distributions	904	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(878)	(530)	(4)

Net investment income (loss)	26	(530)	(4)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,722	—	—
Realized capital gain (loss) on investments	(603)	913	(53)
Change in unrealized appreciation (depreciation)	3,595	7,193	108

Net gain (loss) on investments	5,714	8,106	55

Net increase (decrease) in net assets from operations	5,740	7,576	51

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(4,408)	(3,800)	(65)
Transfers between subaccounts, net	257	—	—
Maintenance charges and mortality adjustments	(293)	(155)	(1)

Increase (decrease) in net assets from contract transactions	(4,444)	(3,955)	(66)

Total increase (decrease) in net assets	1,296	3,621	(15)

Net assets as of December 31, 2023	$71,373	$53,472	$313

Investment income (loss):
Dividend distributions	927	—	3
Investment Expenses:
Mortality and expense risk and administrative charges	(946)	(490)	(4)

Net investment income (loss)	(19)	(490)	(1)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	234	3,940	(94)
Change in unrealized appreciation (depreciation)	2,014	2,960	107

Net gain (loss) on investments	2,248	6,900	13

Net increase (decrease) in net assets from operations	2,229	6,410	12

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(3,472)	(27,565)	(69)
Transfers between subaccounts, net	6,259	(312)	879
Maintenance charges and mortality adjustments	(290)	(136)	(6)

Increase (decrease) in net assets from contract transactions	2,497	(28,013)	804

Total increase (decrease) in net assets	4,726	(21,603)	816

Net assets as of December 31, 2024	$76,099	$31,869	$1,129

(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 81

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Russell 2000® 2x Strategy(e)	Rydex VIF S&P 500 2x Strategy(e)	Rydex VIF S&P 500 Pure Growth
Net assets as of December 31, 2022	$204	$142,915	$133,090

Investment income (loss):
Dividend distributions	—	143	—
Investment Expenses:
Mortality and expense risk and administrative charges	(2)	(2,146)	(1,699)

Net investment income (loss)	(2)	(2,003)	(1,699)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(2)	1	(4,695)
Change in unrealized appreciation (depreciation)	46	63,997	13,224

Net gain (loss) on investments	44	63,998	8,529

Net increase (decrease) in net assets from operations	42	61,995	6,830

Contract owner transactions:
Variable annuity deposits	—	—	720
Terminations, withdrawals and annuity payments	—	—	(2,512)
Transfers between subaccounts, net	(1)	1,093	1,981
Maintenance charges and mortality adjustments	(1)	(725)	(621)

Increase (decrease) in net assets from contract transactions	(2)	368	(432)

Total increase (decrease) in net assets	40	62,363	6,398

Net assets as of December 31, 2023	$244	$205,278	$139,488

Investment income (loss):
Dividend distributions	1	1,641	94
Investment Expenses:
Mortality and expense risk and administrative charges	(4)	(3,205)	(2,011)

Net investment income (loss)	(3)	(1,564)	(1,917)

Increase (decrease) in net assets from operations:
Capital gain distributions	2	—	656
Realized capital gain (loss) on investments	(1)	3,007	(574)
Change in unrealized appreciation (depreciation)	20	80,951	36,194

Net gain (loss) on investments	21	83,958	36,276

Net increase (decrease) in net assets from operations	18	82,394	34,359

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	—	(7,372)
Transfers between subaccounts, net	2	(90)	4,593
Maintenance charges and mortality adjustments	(1)	(857)	(709)

Increase (decrease) in net assets from contract transactions	1	(947)	(3,488)

Total increase (decrease) in net assets	19	81,447	30,871

Net assets as of December 31, 2024	$263	$286,725	$170,359

(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 82

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF S&P 500 Pure Value	Rydex VIF S&P MidCap 400 Pure Growth	Rydex VIF S&P MidCap 400 Pure Value
Net assets as of December 31, 2022	$585,927	$133,344	$171,694

Investment income (loss):
Dividend distributions	8,049	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,653)	(1,399)	(1,875)

Net investment income (loss)	3,396	(1,399)	(1,875)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	9,923	(2,300)	(547)
Change in unrealized appreciation (depreciation)	12,672	21,395	45,543

Net gain (loss) on investments	22,595	19,095	44,996

Net increase (decrease) in net assets from operations	25,991	17,696	43,121

Contract owner transactions:
Variable annuity deposits	—	120	120
Terminations, withdrawals and annuity payments	(35,586)	(7,897)	(10,356)
Transfers between subaccounts, net	(36,024)	9,590	(6,007)
Maintenance charges and mortality adjustments	(2,398)	(353)	(699)

Increase (decrease) in net assets from contract transactions	(74,008)	1,460	(16,942)

Total increase (decrease) in net assets	(48,017)	19,156	26,179

Net assets as of December 31, 2023	$537,910	$152,500	$197,873

Investment income (loss):
Dividend distributions	7,477	—	147
Investment Expenses:
Mortality and expense risk and administrative charges	(4,709)	(1,706)	(1,906)

Net investment income (loss)	2,768	(1,706)	(1,759)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	13	9,132
Realized capital gain (loss) on investments	7,092	577	1,041
Change in unrealized appreciation (depreciation)	42,653	22,143	(2,050)

Net gain (loss) on investments	49,745	22,733	8,123

Net increase (decrease) in net assets from operations	52,513	21,027	6,364

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(24,466)	(2,846)	(6,049)
Transfers between subaccounts, net	4,788	710	(3)
Maintenance charges and mortality adjustments	(2,107)	(264)	(664)

Increase (decrease) in net assets from contract transactions	(21,785)	(2,400)	(6,716)

Total increase (decrease) in net assets	30,728	18,627	(352)

Net assets as of December 31, 2024	$568,638	$171,127	$197,521

The accompanying notes are an integral part of these financial statements. 83

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF S&P SmallCap 600 Pure Growth	Rydex VIF S&P SmallCap 600 Pure Value	Rydex VIF Strengthening Dollar 2x Strategy(e)
Net assets as of December 31, 2022	$28,079	$52,062	$30,335

Investment income (loss):
Dividend distributions	26	—	5
Investment Expenses:
Mortality and expense risk and administrative charges	(382)	(719)	(156)

Net investment income (loss)	(356)	(719)	(151)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(92)	1,109	857
Change in unrealized appreciation (depreciation)	4,947	8,690	(44)

Net gain (loss) on investments	4,855	9,799	813

Net increase (decrease) in net assets from operations	4,499	9,080	662

Contract owner transactions:
Variable annuity deposits	360	840	—
Terminations, withdrawals and annuity payments	(114)	(564)	(2,652)
Transfers between subaccounts, net	—	517	(13,675)
Maintenance charges and mortality adjustments	(75)	(60)	(30)

Increase (decrease) in net assets from contract transactions	171	733	(16,357)

Total increase (decrease) in net assets	4,670	9,813	(15,695)

Net assets as of December 31, 2023	$32,749	$61,875	$14,640

Investment income (loss):
Dividend distributions	—	—	160
Investment Expenses:
Mortality and expense risk and administrative charges	(307)	(740)	(99)

Net investment income (loss)	(307)	(740)	61

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(261)	1,319	1,255
Change in unrealized appreciation (depreciation)	1,954	481	695

Net gain (loss) on investments	1,693	1,800	1,950

Net increase (decrease) in net assets from operations	1,386	1,060	2,011

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(19,545)	(6,141)	(1,031)
Transfers between subaccounts, net	340	(360)	(10,334)
Maintenance charges and mortality adjustments	(54)	(54)	(7)

Increase (decrease) in net assets from contract transactions	(19,259)	(6,555)	(11,372)

Total increase (decrease) in net assets	(17,873)	(5,495)	(9,361)

Net assets as of December 31, 2024	$14,876	$56,380	$5,279

(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 84

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Technology	Rydex VIF Transportation	Rydex VIF Utilities
Net assets as of December 31, 2022	$2,383,012	$25,926	$110,627

Investment income (loss):
Dividend distributions	—	—	1,642
Investment Expenses:
Mortality and expense risk and administrative charges	(35,859)	(382)	(842)

Net investment income (loss)	(35,859)	(382)	800

Increase (decrease) in net assets from operations:
Capital gain distributions	43,868	—	—
Realized capital gain (loss) on investments	(1,281)	(104)	1,188
Change in unrealized appreciation (depreciation)	1,067,748	6,407	(11,033)

Net gain (loss) on investments	1,110,335	6,303	(9,845)

Net increase (decrease) in net assets from operations	1,074,476	5,921	(9,045)

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(13,139)	(117)	(3,586)
Transfers between subaccounts, net	(126,590)	—	(18,627)
Maintenance charges and mortality adjustments	(15,900)	(72)	(390)

Increase (decrease) in net assets from contract transactions	(155,629)	(189)	(22,603)

Total increase (decrease) in net assets	918,847	5,732	(31,648)

Net assets as of December 31, 2023	$3,301,859	$31,658	$78,979

Investment income (loss):
Dividend distributions	—	32	1,141
Investment Expenses:
Mortality and expense risk and administrative charges	(30,991)	(277)	(837)

Net investment income (loss)	(30,991)	(245)	304

Increase (decrease) in net assets from operations:
Capital gain distributions	63,836	—	—
Realized capital gain (loss) on investments	652,993	(1,087)	613
Change in unrealized appreciation (depreciation)	(111,638)	(213)	13,310

Net gain (loss) on investments	605,191	(1,300)	13,923

Net increase (decrease) in net assets from operations	574,200	(1,545)	14,227

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(13,730)	(15,415)	(4,321)
Transfers between subaccounts, net	(2,259,941)	597	32
Maintenance charges and mortality adjustments	(11,793)	(45)	(355)

Increase (decrease) in net assets from contract transactions	(2,285,464)	(14,863)	(4,644)

Total increase (decrease) in net assets	(1,711,264)	(16,408)	9,583

Net assets as of December 31, 2024	$1,590,595	$15,250	$88,562

The accompanying notes are an integral part of these financial statements. 85

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Weakening Dollar 2x Strategy(e)	T. Rowe Price Blue Chip Growth	T. Rowe Price Equity Income
Net assets as of December 31, 2022	$116	$637,897	$592,138

Investment income (loss):
Dividend distributions	11	—	6,471
Investment Expenses:
Mortality and expense risk and administrative charges	(93)	(4,508)	(2,338)

Net investment income (loss)	(82)	(4,508)	4,133

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	7,028
Realized capital gain (loss) on investments	1,467	(3,796)	(12,388)
Change in unrealized appreciation (depreciation)	5	288,964	11,937

Net gain (loss) on investments	1,472	285,168	6,577

Net increase (decrease) in net assets from operations	1,390	280,660	10,710

Contract owner transactions:
Variable annuity deposits	—	44,454	—
Terminations, withdrawals and annuity payments	(426)	(214,829)	(138,321)
Transfers between subaccounts, net	(953)	11,527	(294,725)
Maintenance charges and mortality adjustments	(13)	(1,432)	(768)

Increase (decrease) in net assets from contract transactions	(1,392)	(160,280)	(433,814)

Total increase (decrease) in net assets	(2)	120,380	(423,104)

Net assets as of December 31, 2023	$114	$758,277	$169,034

Investment income (loss):
Dividend distributions	6	—	1,408
Investment Expenses:
Mortality and expense risk and administrative charges	(1)	(7,588)	(830)

Net investment income (loss)	5	(7,588)	578

Increase (decrease) in net assets from operations:
Capital gain distributions	—	47,989	5,711
Realized capital gain (loss) on investments	(1)	29,741	(6,641)
Change in unrealized appreciation (depreciation)	(20)	217,208	8,654

Net gain (loss) on investments	(21)	294,938	7,724

Net increase (decrease) in net assets from operations	(16)	287,350	8,302

Contract owner transactions:
Variable annuity deposits	—	36	—
Terminations, withdrawals and annuity payments	—	(91,298)	(2,907)
Transfers between subaccounts, net	(3)	133,628	(87,930)
Maintenance charges and mortality adjustments	—	(2,099)	(126)

Increase (decrease) in net assets from contract transactions	(3)	40,267	(90,963)

Total increase (decrease) in net assets	(19)	327,617	(82,661)

Net assets as of December 31, 2024	$95	$1,085,894	$86,373

(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 86

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	T. Rowe Price Health Sciences	T. Rowe Price Limited-Term Bond	Templeton Developing Markets VIP Fund
Net assets as of December 31, 2022	$333,603	$59,889	$244,945

Investment income (loss):
Dividend distributions	—	2,177	5,064
Investment Expenses:
Mortality and expense risk and administrative charges	(2,482)	(615)	(2,237)

Net investment income (loss)	(2,482)	1,562	2,827

Increase (decrease) in net assets from operations:
Capital gain distributions	10,736	—	184
Realized capital gain (loss) on investments	8,026	(83)	(24,881)
Change in unrealized appreciation (depreciation)	(11,125)	1,707	56,941

Net gain (loss) on investments	7,637	1,624	32,244

Net increase (decrease) in net assets from operations	5,155	3,186	35,071

Contract owner transactions:
Variable annuity deposits	—	16,551	15,891
Terminations, withdrawals and annuity payments	(18,588)	(17,402)	(36,776)
Transfers between subaccounts, net	(28,967)	37,520	150,463
Maintenance charges and mortality adjustments	(1,025)	(123)	(992)

Increase (decrease) in net assets from contract transactions	(48,580)	36,546	128,586

Total increase (decrease) in net assets	(43,425)	39,732	163,657

Net assets as of December 31, 2023	$290,178	$99,621	$408,602

Investment income (loss):
Dividend distributions	—	4,000	16,824
Investment Expenses:
Mortality and expense risk and administrative charges	(2,651)	(718)	(2,354)

Net investment income (loss)	(2,651)	3,282	14,470

Increase (decrease) in net assets from operations:
Capital gain distributions	26,221	—	3,233
Realized capital gain (loss) on investments	3,127	(24)	(4,247)
Change in unrealized appreciation (depreciation)	(24,151)	688	15,067

Net gain (loss) on investments	5,197	664	14,053

Net increase (decrease) in net assets from operations	2,546	3,946	28,523

Contract owner transactions:
Variable annuity deposits	—	96	11,040
Terminations, withdrawals and annuity payments	(13,026)	(1,578)	(16,568)
Transfers between subaccounts, net	(38)	174	276
Maintenance charges and mortality adjustments	(956)	(171)	(804)

Increase (decrease) in net assets from contract transactions	(14,020)	(1,479)	(6,056)

Total increase (decrease) in net assets	(11,474)	2,467	22,467

Net assets as of December 31, 2024	$278,704	$102,088	$431,069

The accompanying notes are an integral part of these financial statements. 87

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Templeton Foreign VIP Fund	Templeton Global Bond VIP Fund	VanEck VIP Global Gold
Net assets as of December 31, 2022	$513,445	$176,396	$10,290

Investment income (loss):
Dividend distributions	17,024	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,602)	(1,081)	(135)

Net investment income (loss)	13,422	(1,081)	(135)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(25,214)	(28,587)	(56)
Change in unrealized appreciation (depreciation)	79,068	28,738	1,120

Net gain (loss) on investments	53,854	151	1,064

Net increase (decrease) in net assets from operations	67,276	(930)	929

Contract owner transactions:
Variable annuity deposits	360	840	—
Terminations, withdrawals and annuity payments	(115,855)	(7,788)	—
Transfers between subaccounts, net	(276,933)	(80,935)	—
Maintenance charges and mortality adjustments	(1,343)	(214)	(22)

Increase (decrease) in net assets from contract transactions	(393,771)	(88,097)	(22)

Total increase (decrease) in net assets	(326,495)	(89,027)	907

Net assets as of December 31, 2023	$186,950	$87,369	$11,197

Investment income (loss):
Dividend distributions	4,449	—	372
Investment Expenses:
Mortality and expense risk and administrative charges	(1,832)	(869)	(173)

Net investment income (loss)	2,617	(869)	199

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	1,257	(3,662)	(22)
Change in unrealized appreciation (depreciation)	(7,087)	(5,715)	(6,351)

Net gain (loss) on investments	(5,830)	(9,377)	(6,373)

Net increase (decrease) in net assets from operations	(3,213)	(10,246)	(6,174)

Contract owner transactions:
Variable annuity deposits	—	9,982	—
Terminations, withdrawals and annuity payments	(15,212)	(10,423)	(820)
Transfers between subaccounts, net	497	(205)	48,779
Maintenance charges and mortality adjustments	(1,086)	(153)	(30)

Increase (decrease) in net assets from contract transactions	(15,801)	(799)	47,929

Total increase (decrease) in net assets	(19,014)	(11,045)	41,755

Net assets as of December 31, 2024	$167,936	$76,324	$52,952

The accompanying notes are an integral part of these financial statements. 88

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	VanEck VIP Global Resources	Vanguard® VIF Balanced	Vanguard® VIF Capital Growth
Net assets as of December 31, 2022	$95,111	$234,385	$30,392

Investment income (loss):
Dividend distributions	2,406	4,975	356
Investment Expenses:
Mortality and expense risk and administrative charges	(249)	(2,831)	(669)

Net investment income (loss)	2,157	2,144	(313)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	9,641	1,716
Realized capital gain (loss) on investments	(2,914)	(91)	4
Change in unrealized appreciation (depreciation)	(3,778)	18,507	10,653

Net gain (loss) on investments	(6,692)	28,057	12,373

Net increase (decrease) in net assets from operations	(4,535)	30,201	12,060

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(431)	(3,377)	—
Transfers between subaccounts, net	(81,022)	—	33,339
Maintenance charges and mortality adjustments	(50)	(487)	(69)

Increase (decrease) in net assets from contract transactions	(81,503)	(3,864)	33,270

Total increase (decrease) in net assets	(86,038)	26,337	45,330

Net assets as of December 31, 2023	$9,073	$260,722	$75,722

Investment income (loss):
Dividend distributions	223	5,752	918
Investment Expenses:
Mortality and expense risk and administrative charges	(118)	(2,290)	(1,425)

Net investment income (loss)	105	3,462	(507)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	12,440	1,678
Realized capital gain (loss) on investments	(852)	6,898	245
Change in unrealized appreciation (depreciation)	(499)	5,318	6,005

Net gain (loss) on investments	(1,351)	24,656	7,928

Net increase (decrease) in net assets from operations	(1,246)	28,118	7,421

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(32)	(91,053)	—
Transfers between subaccounts, net	856	—	33,769
Maintenance charges and mortality adjustments	(18)	(370)	(84)

Increase (decrease) in net assets from contract transactions	806	(91,423)	33,685

Total increase (decrease) in net assets	(440)	(63,305)	41,106

Net assets as of December 31, 2024	$8,633	$197,417	$116,828

The accompanying notes are an integral part of these financial statements. 89

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Vanguard® VIF Conservative Allocation	Vanguard® VIF Diversified Value	Vanguard® VIF Equity Income
Net assets as of December 31, 2022	$186,269	$145,444	$701,678

Investment income (loss):
Dividend distributions	3,768	2,016	18,586
Investment Expenses:
Mortality and expense risk and administrative charges	(2,692)	(2,346)	(9,685)

Net investment income (loss)	1,076	(330)	8,901

Increase (decrease) in net assets from operations:
Capital gain distributions	4,876	7,664	36,337
Realized capital gain (loss) on investments	(167)	(1,228)	231
Change in unrealized appreciation (depreciation)	14,611	76,152	38

Net gain (loss) on investments	19,320	82,588	36,606

Net increase (decrease) in net assets from operations	20,396	82,258	45,507

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	(15,381)	(10,102)
Transfers between subaccounts, net	—	612,904	—
Maintenance charges and mortality adjustments	(405)	(440)	(1,752)

Increase (decrease) in net assets from contract transactions	(405)	597,083	(11,854)

Total increase (decrease) in net assets	19,991	679,341	33,653

Net assets as of December 31, 2023	$206,260	$824,785	$735,331

Investment income (loss):
Dividend distributions	5,604	14,002	22,532
Investment Expenses:
Mortality and expense risk and administrative charges	(2,956)	(3,991)	(11,091)

Net investment income (loss)	2,648	10,011	11,441

Increase (decrease) in net assets from operations:
Capital gain distributions	4,750	50,609	47,500
Realized capital gain (loss) on investments	499	12,037	1,793
Change in unrealized appreciation (depreciation)	3,859	49,012	38,011

Net gain (loss) on investments	9,108	111,658	87,304

Net increase (decrease) in net assets from operations	11,756	121,669	98,745

Contract owner transactions:
Variable annuity deposits	—	31,360	—
Terminations, withdrawals and annuity payments	(8,023)	(6,602)	(10,041)
Transfers between subaccounts, net	50	(129,225)	(1,460)
Maintenance charges and mortality adjustments	(190)	(642)	(1,852)

Increase (decrease) in net assets from contract transactions	(8,163)	(105,109)	(13,353)

Total increase (decrease) in net assets	3,593	16,560	85,392

Net assets as of December 31, 2024	$209,853	$841,345	$820,723

The accompanying notes are an integral part of these financial statements. 90

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Vanguard® VIF Equity Index	Vanguard® VIF Global Bond Index	Vanguard® VIF Growth
Net assets as of December 31, 2022	$767,320	$8,429	$178,526

Investment income (loss):
Dividend distributions	11,934	164	502
Investment Expenses:
Mortality and expense risk and administrative charges	(5,317)	(141)	(3,485)

Net investment income (loss)	6,617	23	(2,983)

Increase (decrease) in net assets from operations:
Capital gain distributions	26,432	14	—
Realized capital gain (loss) on investments	1,556	(30)	(1,631)
Change in unrealized appreciation (depreciation)	254,372	395	71,325

Net gain (loss) on investments	282,360	379	69,694

Net increase (decrease) in net assets from operations	288,977	402	66,711

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(15,914)	—	(5,122)
Transfers between subaccounts, net	1,011,211	—	—
Maintenance charges and mortality adjustments	(1,582)	(17)	(221)

Increase (decrease) in net assets from contract transactions	993,715	(17)	(5,343)

Total increase (decrease) in net assets	1,282,692	385	61,368

Net assets as of December 31, 2023	$2,050,012	$8,814	$239,894

Investment income (loss):
Dividend distributions	29,315	252	769
Investment Expenses:
Mortality and expense risk and administrative charges	(8,771)	(147)	(4,603)

Net investment income (loss)	20,544	105	(3,834)

Increase (decrease) in net assets from operations:
Capital gain distributions	83,811	10	—
Realized capital gain (loss) on investments	15,179	(27)	10,529
Change in unrealized appreciation (depreciation)	378,302	(58)	67,431

Net gain (loss) on investments	477,292	(75)	77,960

Net increase (decrease) in net assets from operations	497,836	30	74,126

Contract owner transactions:
Variable annuity deposits	62,720	—	—
Terminations, withdrawals and annuity payments	(61,033)	—	(5,889)
Transfers between subaccounts, net	(75)	—	(36,894)
Maintenance charges and mortality adjustments	(1,816)	(18)	(234)

Increase (decrease) in net assets from contract transactions	(204)	(18)	(43,017)

Total increase (decrease) in net assets	497,632	12	31,109

Net assets as of December 31, 2024	$2,547,644	$8,826	$271,003

The accompanying notes are an integral part of these financial statements. 91

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Vanguard® VIF High Yield Bond	Vanguard® VIF International	Vanguard® VIF Mid-Cap Index
Net assets as of December 31, 2022	$163,352	$367,815	$537,453

Investment income (loss):
Dividend distributions	8,338	6,009	7,720
Investment Expenses:
Mortality and expense risk and administrative charges	(1,779)	(3,638)	(3,621)

Net investment income (loss)	6,559	2,371	4,099

Increase (decrease) in net assets from operations:
Capital gain distributions	—	12,958	9,688
Realized capital gain (loss) on investments	(213)	(3,656)	(7,447)
Change in unrealized appreciation (depreciation)	10,778	63,446	73,234

Net gain (loss) on investments	10,565	72,748	75,475

Net increase (decrease) in net assets from operations	17,124	75,119	79,574

Contract owner transactions:
Variable annuity deposits	—	—	272,735
Terminations, withdrawals and annuity payments	—	(10,719)	(156,418)
Transfers between subaccounts, net	—	314,719	(173,173)
Maintenance charges and mortality adjustments	(433)	(704)	(531)

Increase (decrease) in net assets from contract transactions	(433)	303,296	(57,387)

Total increase (decrease) in net assets	16,691	378,415	22,187

Net assets as of December 31, 2023	$180,043	$746,230	$559,640

Investment income (loss):
Dividend distributions	8,617	9,140	7,989
Investment Expenses:
Mortality and expense risk and administrative charges	(1,847)	(4,073)	(3,950)

Net investment income (loss)	6,770	5,067	4,039

Increase (decrease) in net assets from operations:
Capital gain distributions	—	24,196	6,658
Realized capital gain (loss) on investments	(1,716)	(10,992)	4,977
Change in unrealized appreciation (depreciation)	2,925	44,102	61,231

Net gain (loss) on investments	1,209	57,306	72,866

Net increase (decrease) in net assets from operations	7,979	62,373	76,905

Contract owner transactions:
Variable annuity deposits	—	37,884	—
Terminations, withdrawals and annuity payments	(35,729)	(47,504)	(35,282)
Transfers between subaccounts, net	(72)	(86,417)	(102)
Maintenance charges and mortality adjustments	(212)	(799)	(324)

Increase (decrease) in net assets from contract transactions	(36,013)	(96,836)	(35,708)

Total increase (decrease) in net assets	(28,034)	(34,463)	41,197

Net assets as of December 31, 2024	$152,009	$711,767	$600,837

The accompanying notes are an integral part of these financial statements. 92

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Vanguard® VIF Moderate Allocation	Vanguard® VIF Real Estate Index	Vanguard® VIF Short Term Investment Grade
Net assets as of December 31, 2022	$1,215,084	$51,632	$371,405

Investment income (loss):
Dividend distributions	39,998	1,276	7,569
Investment Expenses:
Mortality and expense risk and administrative charges	(6,761)	(590)	(3,917)

Net investment income (loss)	33,237	686	3,652

Increase (decrease) in net assets from operations:
Capital gain distributions	63,751	2,407	—
Realized capital gain (loss) on investments	(42,901)	(254)	(3,350)
Change in unrealized appreciation (depreciation)	203,881	7,618	29,345

Net gain (loss) on investments	224,731	9,771	25,995

Net increase (decrease) in net assets from operations	257,968	10,457	29,647

Contract owner transactions:
Variable annuity deposits	1,337,076	32,115	—
Terminations, withdrawals and annuity payments	(725,747)	(1,166)	(14,406)
Transfers between subaccounts, net	7,227	—	274,597
Maintenance charges and mortality adjustments	(605)	(101)	(709)

Increase (decrease) in net assets from contract transactions	617,951	30,848	259,482

Total increase (decrease) in net assets	875,919	41,305	289,129

Net assets as of December 31, 2023	$2,091,003	$92,937	$660,534

Investment income (loss):
Dividend distributions	24,944	3,596	23,967
Investment Expenses:
Mortality and expense risk and administrative charges	(5,960)	(732)	(6,401)

Net investment income (loss)	18,984	2,864	17,566

Increase (decrease) in net assets from operations:
Capital gain distributions	20,283	3,034	—
Realized capital gain (loss) on investments	(17,776)	533	1,820
Change in unrealized appreciation (depreciation)	102,989	(947)	15,282

Net gain (loss) on investments	105,496	2,620	17,102

Net increase (decrease) in net assets from operations	124,480	5,484	34,668

Contract owner transactions:
Variable annuity deposits	798,373	20,335	64,741
Terminations, withdrawals and annuity payments	(1,175,052)	(6,005)	(53,123)
Transfers between subaccounts, net	2,620	(3,652)	172,069
Maintenance charges and mortality adjustments	(2,384)	(101)	(1,529)

Increase (decrease) in net assets from contract transactions	(376,443)	10,577	182,158

Total increase (decrease) in net assets	(251,963)	16,061	216,826

Net assets as of December 31, 2024	$1,839,040	$108,998	$877,360

The accompanying notes are an integral part of these financial statements. 93

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Vanguard® VIF Small Company Growth(e)	Vanguard® VIF Total Bond Market Index	Vanguard® VIF Total International Stock Market Index
Net assets as of December 31, 2022	$58,415	$1,052,635	$107,993

Investment income (loss):
Dividend distributions	256	25,139	3,295
Investment Expenses:
Mortality and expense risk and administrative charges	(879)	(11,617)	(1,731)

Net investment income (loss)	(623)	13,522	1,564

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	1,380
Realized capital gain (loss) on investments	(424)	(21,078)	(83)
Change in unrealized appreciation (depreciation)	11,516	78,594	17,751

Net gain (loss) on investments	11,092	57,516	19,048

Net increase (decrease) in net assets from operations	10,469	71,038	20,612

Contract owner transactions:
Variable annuity deposits	—	1,948,110	64,230
Terminations, withdrawals and annuity payments	(150)	(469,719)	(3,245)
Transfers between subaccounts, net	—	11,275	—
Maintenance charges and mortality adjustments	(311)	(1,235)	(225)

Increase (decrease) in net assets from contract transactions	(461)	1,488,431	60,760

Total increase (decrease) in net assets	10,008	1,559,469	81,372

Net assets as of December 31, 2023	$68,423	$2,612,104	$189,365

Investment income (loss):
Dividend distributions	384	69,900	7,133
Investment Expenses:
Mortality and expense risk and administrative charges	(1,007)	(12,864)	(2,097)

Net investment income (loss)	(623)	57,036	5,036

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	1,210
Realized capital gain (loss) on investments	(203)	(13,466)	359
Change in unrealized appreciation (depreciation)	7,529	(24,466)	1,701

Net gain (loss) on investments	7,326	(37,932)	3,270

Net increase (decrease) in net assets from operations	6,703	19,104	8,306

Contract owner transactions:
Variable annuity deposits	—	78,154	40,671
Terminations, withdrawals and annuity payments	(185)	(279,336)	(3,476)
Transfers between subaccounts, net	20	(1,313)	2,044
Maintenance charges and mortality adjustments	(270)	(846)	(178)

Increase (decrease) in net assets from contract transactions	(435)	(203,341)	39,061

Total increase (decrease) in net assets	6,268	(184,237)	47,367

Net assets as of December 31, 2024	$74,691	$2,427,867	$236,732

(e)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 94

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Vanguard® VIF Total Stock Market Index	Virtus Duff & Phelps Real Estate Securities Series	Virtus KAR Small- Cap Growth Series
Net assets as of December 31, 2022	$493,434	$70,006	$268,510

Investment income (loss):
Dividend distributions	6,167	651	—
Investment Expenses:
Mortality and expense risk and administrative charges	(8,440)	(275)	(3,050)

Net investment income (loss)	(2,273)	376	(3,050)

Increase (decrease) in net assets from operations:
Capital gain distributions	30,058	151	19,997
Realized capital gain (loss) on investments	5,019	(10,905)	(3,705)
Change in unrealized appreciation (depreciation)	239,924	12,596	36,029

Net gain (loss) on investments	275,001	1,842	52,321

Net increase (decrease) in net assets from operations	272,728	2,218	49,271

Contract owner transactions:
Variable annuity deposits	952,018	—	—
Terminations, withdrawals and annuity payments	(58,878)	(752)	(5,594)
Transfers between subaccounts, net	3,705	(55,819)	(8)
Maintenance charges and mortality adjustments	(1,212)	(75)	(492)

Increase (decrease) in net assets from contract transactions	895,633	(56,646)	(6,094)

Total increase (decrease) in net assets	1,168,361	(54,428)	43,177

Net assets as of December 31, 2023	$1,661,795	$15,578	$311,687

Investment income (loss):
Dividend distributions	23,633	295	—
Investment Expenses:
Mortality and expense risk and administrative charges	(11,474)	(203)	(3,022)

Net investment income (loss)	12,159	92	(3,022)

Increase (decrease) in net assets from operations:
Capital gain distributions	129,566	182	21,280
Realized capital gain (loss) on investments	80,028	(23)	(18,982)
Change in unrealized appreciation (depreciation)	184,638	1,227	28,997

Net gain (loss) on investments	394,232	1,386	31,295

Net increase (decrease) in net assets from operations	406,391	1,478	28,273

Contract owner transactions:
Variable annuity deposits	265,427	—	9,623
Terminations, withdrawals and annuity payments	(303,893)	(40)	(7,922)
Transfers between subaccounts, net	(38,663)	—	(68,555)
Maintenance charges and mortality adjustments	(1,592)	(32)	(477)

Increase (decrease) in net assets from contract transactions	(78,721)	(72)	(67,331)

Total increase (decrease) in net assets	327,670	1,406	(39,058)

Net assets as of December 31, 2024	$1,989,465	$16,984	$272,629

The accompanying notes are an integral part of these financial statements. 95

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Virtus Newfleet Multi-Sector Intermediate Bond Series	Virtus SGA International Growth Series	Voya MidCap Opportunities Portfolio
Net assets as of December 31, 2022	$8,695	$192,874	$49,144

Investment income (loss):
Dividend distributions	423	56	—
Investment Expenses:
Mortality and expense risk and administrative charges	(111)	(379)	(673)

Net investment income (loss)	312	(323)	(673)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(15)	(16,536)	(637)
Change in unrealized appreciation (depreciation)	340	38,479	12,012

Net gain (loss) on investments	325	21,943	11,375

Net increase (decrease) in net assets from operations	637	21,620	10,702

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	(1,549)	—
Transfers between subaccounts, net	—	(155,520)	—
Maintenance charges and mortality adjustments	(18)	(394)	(288)

Increase (decrease) in net assets from contract transactions	(18)	(157,463)	(288)

Total increase (decrease) in net assets	619	(135,843)	10,414

Net assets as of December 31, 2023	$9,314	$57,031	$59,558

Investment income (loss):
Dividend distributions	29	111	—
Investment Expenses:
Mortality and expense risk and administrative charges	(68)	(138)	(799)

Net investment income (loss)	(39)	(27)	(799)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	95	—
Realized capital gain (loss) on investments	(574)	(74)	(440)
Change in unrealized appreciation (depreciation)	881	(3,249)	9,421

Net gain (loss) on investments	307	(3,228)	8,981

Net increase (decrease) in net assets from operations	268	(3,255)	8,182

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(9,538)	(1,345)	—
Transfers between subaccounts, net	(35)	—	—
Maintenance charges and mortality adjustments	(9)	(301)	(339)

Increase (decrease) in net assets from contract transactions	(9,582)	(1,646)	(339)

Total increase (decrease) in net assets	(9,314)	(4,901)	7,843

Net assets as of December 31, 2024	$—	$52,130	$67,401

The accompanying notes are an integral part of these financial statements. 96

Variable Annuity Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	VY CBRE Global Real Estate Portfolio	VY CBRE Real Estate Portfolio
Net assets as of December 31, 2022	$23,316	$21,422

Investment income (loss):
Dividend distributions	371	509
Investment Expenses:
Mortality and expense risk and administrative charges	(203)	(55)

Net investment income (loss)	168	454

Increase (decrease) in net assets from operations:
Capital gain distributions	247	1,413
Realized capital gain (loss) on investments	(85)	(5)
Change in unrealized appreciation (depreciation)	2,253	1,041

Net gain (loss) on investments	2,415	2,449

Net increase (decrease) in net assets from operations	2,583	2,903

Contract owner transactions:
Variable annuity deposits	—	—
Terminations, withdrawals and annuity payments	(120)	—
Transfers between subaccounts, net	—	—
Maintenance charges and mortality adjustments	(47)	(45)

Increase (decrease) in net assets from contract transactions	(167)	(45)

Total increase (decrease) in net assets	2,416	2,858

Net assets as of December 31, 2023	$25,732	$24,280

Investment income (loss):
Dividend distributions	315	583
Investment Expenses:
Mortality and expense risk and administrative charges	(97)	(62)

Net investment income (loss)	218	521

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—
Realized capital gain (loss) on investments	(2,623)	—
Change in unrealized appreciation (depreciation)	1,782	420

Net gain (loss) on investments	(841)	420

Net increase (decrease) in net assets from operations	(623)	941

Contract owner transactions:
Variable annuity deposits	—	—
Terminations, withdrawals and annuity payments	(13,873)	—
Transfers between subaccounts, net	21	—
Maintenance charges and mortality adjustments	(30)	(45)

Increase (decrease) in net assets from contract transactions	(13,882)	(45)

Total increase (decrease) in net assets	(14,505)	896

Net assets as of December 31, 2024	$11,227	$25,176

The accompanying notes are an integral part of these financial statements. 97

Variable Annuity Account A

Notes to Financial Statements

December 31, 2024

1. Organization and Significant Accounting Policies

Variable Annuity Account A (the Account) is a deferred variable annuity contract offered by First Security Benefit Life Insurance and Annuity Company of New York (FSBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for AdvisorDesigns, EliteDesigns and EliteDesigns II are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
AB VPS Discovery Value Portfolio	B	AllianceBernstein LP	—
AB VPS Dynamic Asset Allocation	B	AllianceBernstein LP	—
AB VPS Relative Value Portfolio	B	AllianceBernstein LP	—
AB VPS Sustainable Global Thematic Growth	B	AllianceBernstein LP	—
AFIS Capital World Growth and Income	Class 4	Capital Research and Management Company	—
AFIS U.S. Government Securities	Class 4	Capital Research and Management Company	—
AFIS Washington Mutual Investors	Class 4	Capital Research and Management Company	—
Alger Capital Appreciation	Class S	Fred Alger Management, LLC	—
Alger Large Cap Growth	Class I-2	Fred Alger Management, LLC	Allspring Global Investments, LLC
Allspring International Equity VT	2	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Opportunity VT	2	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring VT Discovery All Cap Growth Fund	2	Allspring Funds Management LLC	—
ALPS/Alerian Energy Infrastructure	Class III	ALPS Advisors Inc	—
American Funds IS® Asset Allocation	Class 4	Capital Research and Management Company	—
American Funds IS® Capital World Bond	Class 4	Capital Research and Management Company	—
American Funds IS® Global Growth	Class 4	Capital Research and Management Company	—
American Funds IS® Global Small Capitalization	Class 4	Capital Research and Management Company	—
American Funds IS® Growth	Class 4	Capital Research and Management Company	—
American Funds IS® Growth-Income	Class 4	Capital Research and Management Company	—
American Funds IS® International	Class 4	Capital Research and Management Company	—
American Funds IS® International Growth and Income	Class 4	Capital Research and Management Company	—
American Funds IS® Mortgage	Class 4	Capital Research and Management Company	—
American Funds IS® New World	Class 4	Capital Research and Management Company	—
BlackRock Advantage Large Cap Core V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Basic Value V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Capital Appreciation V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Equity Dividend V.I.	Class 3	BlackRock Advisors LLC	BlackRock (Singapore) Ltd
BlackRock Global Allocation V.I.	Class 3	BlackRock Advisors LLC	BlackRock International Ltd

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
BlackRock High Yield V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Large Cap Focus Growth V.I.	Class 3	BlackRock Advisors LLC	—
BNY Mellon IP Small Cap Stock Index	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon IP Technology Growth	Service	BNY Mellon Investment Adviser, Inc	Mellon Investments Corporation
BNY Mellon Stock Index	Service	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
BNY Mellon VIF Appreciation	Service	BNY Mellon Investment Adviser, Inc	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Delaware VIP Global Equity	Class II	Delaware Management Company	Securian Asset Management, Inc.
Delaware VIP Real Estate Securities	Class II	Delaware Management Company	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Equity Allocation	Inst Class	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Global Bond Portfolio	Inst Class	Dimensional Fund Advisors LP	—
Dimensional VA Global Moderate Allocation	Inst Class	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA International Small Portfolio	Inst Class	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA International Value Portfolio	Inst Class	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Short-Term Fixed Portfolio	Inst Class	Dimensional Fund Advisors LP	—
Dimensional VA U.S. Large Value Portfolio	Inst Class	Dimensional Fund Advisors LP	—
Dimensional VA U.S. Targeted Value Portfolio	Inst Class	Dimensional Fund Advisors LP	—
Donoghue Forlines Dividend VIT Fund	1	Donoghue Forlines, LLC	—
Donoghue Forlines Momentum VIT Fund	1	Donoghue Forlines, LLC	—
DWS Capital Growth VIP	B	DWS Investment Management Americas, Inc	—
DWS Core Equity VIP	B	DWS Investment Management Americas, Inc	—
DWS CROCI® U.S. VIP	B	DWS Investment Management Americas, Inc	—
DWS Global Small Cap VIP	B	DWS Investment Management Americas, Inc	—
DWS High Income VIP	B	DWS Investment Management Americas, Inc	—
DWS International Growth VIP	B	DWS Investment Management Americas, Inc	—
DWS Small Mid Cap Value VIP	B	DWS Investment Management Americas, Inc	—
Eaton Vance VT Floating-Rate Income	—	Eaton Vance Management	—
Federated Hermes Fund for U.S. Government Securities II	Primary	Federated Investment Management Company	—

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Federated Hermes High Income Bond II	Service	Federated Investment Management Company	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Balanced	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Contrafund	Service Class 2	Fidelity Management & Research Company LLC	Geode Capital Management, LLC
Fidelity® VIP Disciplined Small Cap	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

FIL Investment Advisors (UK) Ltd

Fidelity Management & Research (UK) Ltd

Fidelity® VIP Emerging Markets	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP Growth & Income	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Growth Opportunities	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP High Income	Service Class 2	Fidelity Management & Research Company LLC	Geode Capital Management, LLC
Fidelity® VIP Index 500	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Investment Grade Bond	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Fidelity® VIP Mid Cap	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

Fidelity Management & Research (HK) Ltd

FIL Investment Advisors (UK) Ltd

Fidelity® VIP Overseas	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Real Estate	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

FIL Investment Advisors (UK) Ltd

Fidelity Management & Research (UK) Ltd

Fidelity® VIP Strategic Income	Service Class 2	Fidelity Management & Research Company LLC	—
Franklin DynaTech VIP	Class 2	Franklin Advisers, Inc	—
Franklin Growth and Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Large Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Mutual Global Discovery VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Mutual Shares VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Rising Dividends VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Small Cap Value VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Small-Mid Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Strategic Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin U.S. Government Securities VIP Fund	Class 2	Franklin Advisers, Inc	—
Goldman Sachs VIT International Equity Insights	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Large Cap Value	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Mid Cap Growth Fund	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Mid Cap Value	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Small Cap Equity Insights	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Strategic Growth	Service	Goldman Sachs Asset Management, LP	—
Guggenheim VIF Floating Rate Strategies	—	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim VIF Global Managed Futures Strategy	—	Security Investors, LLC	—
Guggenheim VIF High Yield	—	Security Investors, LLC	—
Guggenheim VIF Long Short Equity	—	Security Investors, LLC	—
Guggenheim VIF Managed Asset Allocation	—	Security Investors, LLC	—
Guggenheim VIF Multi-Hedge Strategies	—	Security Investors, LLC	—
Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco Oppenheimer V.I. International Growth Fund	Series II	Invesco Advisers, Inc	—
Invesco V.I. American Franchise	Series I	Invesco Advisers, Inc	—
Invesco V.I. American Franchise	Series II	Invesco Advisers, Inc	—
Invesco V.I. American Value	Series II	Invesco Advisers, Inc	—
Invesco V.I. Balanced-Risk Allocation	Series II	Invesco Advisers, Inc	—
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc	—
Invesco V.I. Core Equity	Series II	Invesco Advisers, Inc	—
Invesco V.I. Discovery Mid Cap Growth	Series II	Invesco Advisers, Inc	Invesco Capital Management LLC
Invesco V.I. Equally-Weighted S&P 500	Series II	Invesco Advisers, Inc	—
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. EVQ International Equity Fund	Series II	Invesco Advisers, Inc	—
Invesco V.I. Global	Series II	Invesco Advisers, Inc	Invesco Canada Ltd
Invesco V.I. Global Core Equity	Series II	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Global Real Estate	Series II	Invesco Advisers, Inc	—
Invesco V.I. Global Strategic Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc	—
Invesco V.I. Growth and Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. Health Care	Series II	Invesco Advisers, Inc	—
Invesco V.I. High Yield	Series II	Invesco Advisers, Inc	—
Invesco V.I. Main Street Mid Cap Fund®	Series II	Invesco Advisers, Inc	—
Invesco V.I. Main Street Small Cap Fund®	Series II	Invesco Advisers, Inc	—
Invesco V.I. Small Cap Equity	Series II	Invesco Advisers, Inc	—
Janus Henderson VIT Enterprise	Service	Janus Capital Management LLC	—
Janus Henderson VIT Forty	Service	Janus Capital Management LLC	—
Janus Henderson VIT Mid Cap Value	Service	Janus Capital Management LLC	—
Janus Henderson VIT Overseas	Service	Janus Capital Management LLC	—
Janus Henderson VIT Research	Service	Janus Capital Management LLC	—
Lord Abbett Series Bond-Debenture VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Developing Growth VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Dividend Growth VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Fundamental Equity VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Growth and Income VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Growth Opportunities VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Mid Cap Stock VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Total Return VC	VC	Lord, Abbett & Co LLC	—
LVIP American Century Disciplined Core Value	Service Class	American Century Investment Management, Inc	—

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
LVIP American Century Inflation Protection	Service Class	American Century Investment Management, Inc	—
LVIP American Century International	Service Class	American Century Investment Management, Inc	—
LVIP American Century Mid Cap Value	Service Class	American Century Investment Management, Inc	—
LVIP American Century Value	Service Class	American Century Investment Management, Inc	—
LVIP JPMorgan Core Bond Fund	Service Class	J.P. Morgan Investment Management, Inc	—
LVIP JPMorgan Small Cap Core Fund	Service Class	J.P. Morgan Investment Management, Inc	—
LVIP JPMorgan US Equity Fund	Service Class	J.P. Morgan Investment Management, Inc	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Macquarie VIP Asset Strategy	Service Class	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Macquarie VIP Balanced	Service Class	Delaware Management Company	—
Macquarie VIP Core Equity	Service Class	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Macquarie VIP Energy	Service Class	Delaware Management Company	—
Macquarie VIP Global Growth	Service Class	Delaware Management Company	—
Macquarie VIP Growth	Service Class	Delaware Management Company	Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Macquarie VIP High Income	Service Class	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Macquarie VIP International Core Equity	Service Class	Delaware Management Company	Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Macquarie VIP Limited-Term Bond Series	Service Class	Delaware Management Company	—
Macquarie VIP Mid Cap Growth	Service Class	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Macquarie VIP Natural Resources	Service Class	Delaware Management Company	—
Macquarie VIP Science And Technology	Service Class	Delaware Management Company	—
Macquarie VIP Small Cap Growth	Service Class	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Macquarie VIP Smid Cap Core	Service Class	Delaware Management Company	—
Macquarie VIP Value	Service Class	Delaware Management Company	—
MFS® VIT Emerging Markets Equity	Service	Massachusetts Financial Services Company	—
MFS® VIT Global Tactical Allocation	Service	Massachusetts Financial Services Company	—
MFS® VIT High Yield	Service	Massachusetts Financial Services Company	—
MFS® VIT II MA Investors Growth Stock	Service	Massachusetts Financial Services Company	—
MFS® VIT II Research International	Service	Massachusetts Financial Services Company	—
MFS® VIT International Intrinsic Value	Service	Massachusetts Financial Services Company	—
MFS® VIT Investors Trust	Service	Massachusetts Financial Services Company	—
MFS® VIT New Discovery	Service	Massachusetts Financial Services Company	—
MFS® VIT Research	Service	Massachusetts Financial Services Company	—
MFS® VIT Total Return	Service	Massachusetts Financial Services Company	—
MFS® VIT Total Return Bond	Service	Massachusetts Financial Services Company	—
MFS® VIT Utilities	Service	Massachusetts Financial Services Company	Morgan Stanley Investment Management Ltd
Morgan Stanley VIF Emerging Markets Debt	II	Morgan Stanley Investment Management, Inc	Morgan Stanley Investment Management Co
Morgan Stanley VIF Emerging Markets Equity	II	Morgan Stanley Investment Management, Inc	Morningstar Investment Management LLC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Conservative ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Morningstar Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	—
NAA All Cap Value Series	—	Security Investors, LLC	—
NAA Large Cap Value Series	—	Security Investors, LLC	—
NAA Large Core Series	—	Security Investors, LLC	—
NAA Large Growth Series	—	Security Investors, LLC	—
NAA Mid Growth Series	—	Security Investors, LLC	—
NAA Small Cap Value Series	—	Security Investors, LLC	—
NAA Small Growth Series	—	Security Investors, LLC	—
NAA Smid-Cap Value Series	—	Security Investors, LLC	—
NAA World Equity Income Series	—	Security Investors, LLC	—
Neuberger Berman AMT Sustainable Equity	I	Neuberger Berman Investment Advisers LLC	Research Affiliates LLC
PIMCO VIT All Asset	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT CommodityRealReturn Strategy	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Emerging Markets Bond	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Global Managed Asset Allocation	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT High Yield	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT International Bond Portfolio (Unhedged)	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Low Duration	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Real Return	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Short-Term	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Total Return	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Total Return	Advisor	Pacific Investment Management Company, LLC	—
Pioneer Bond VCT	II	Amundi Asset Management US, Inc	—
Pioneer Equity Income VCT	II	Amundi Asset Management US, Inc	—
Pioneer High Yield VCT	II	Amundi Asset Management US, Inc	—
Pioneer Strategic Income VCT	II	Amundi Asset Management US, Inc	Putnam Investments Ltd
Putnam VT Core Equity Fund	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Diversified Income	IB	Putnam Investment Management, LLC	Putnam Advisory Company, LLC Putnam Investments Ltd
Putnam VT Global Asset Allocation	IB	Putnam Investment Management, LLC	Putnam Investments Ltd

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Putnam VT High Yield	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Income	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Large Cap Growth Fund	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Large Cap Value	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Small Cap Growth	IB	Putnam Investment Management, LLC	—
Redwood Managed Volatility	Class N	Redwood Investment Management, LLC	—
Rydex VIF Banking	—	Security Investors, LLC	—
Rydex VIF Basic Materials	—	Security Investors, LLC	—
Rydex VIF Biotechnology	—	Security Investors, LLC	—
Rydex VIF Commodities Strategy	—	Security Investors, LLC	—
Rydex VIF Consumer Products	—	Security Investors, LLC	—
Rydex VIF Dow 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Electronics	—	Security Investors, LLC	—
Rydex VIF Energy	—	Security Investors, LLC	—
Rydex VIF Energy Services	—	Security Investors, LLC	—
Rydex VIF Europe 1.25x Strategy	—	Security Investors, LLC	—
Rydex VIF Financial Services	—	Security Investors, LLC	—
Rydex VIF Government Long Bond 1.2x Strategy	—	Security Investors, LLC	—
Rydex VIF Health Care	—	Security Investors, LLC	—
Rydex VIF High Yield Strategy	—	Security Investors, LLC	—
Rydex VIF Internet	—	Security Investors, LLC	—
Rydex VIF Inverse Dow 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse Government Long Bond Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse Mid-Cap Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse NASDAQ-100® Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse Russell 2000® Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse S&P 500 Strategy	—	Security Investors, LLC	—
Rydex VIF Japan 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Leisure	—	Security Investors, LLC	—
Rydex VIF Mid-Cap 1.5x Strategy	—	Security Investors, LLC	—
Rydex VIF Money Market	—	Security Investors, LLC	—
Rydex VIF NASDAQ-100®	—	Security Investors, LLC	—
Rydex VIF NASDAQ-100® 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Nova	—	Security Investors, LLC	—
Rydex VIF Precious Metals	—	Security Investors, LLC	—
Rydex VIF Real Estate	—	Security Investors, LLC	—

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Rydex VIF Retailing	—	Security Investors, LLC	—
Rydex VIF Russell 2000® 1.5x Strategy	—	Security Investors, LLC	—
Rydex VIF Russell 2000® 2x Strategy	—	Security Investors, LLC	—
Rydex VIF S&P 500 2x Strategy	—	Security Investors, LLC	—
Rydex VIF S&P 500 Pure Growth	—	Security Investors, LLC	—
Rydex VIF S&P 500 Pure Value	—	Security Investors, LLC	—
Rydex VIF S&P MidCap 400 Pure Growth	—	Security Investors, LLC	—
Rydex VIF S&P MidCap 400 Pure Value	—	Security Investors, LLC	—
Rydex VIF S&P SmallCap 600 Pure Growth	—	Security Investors, LLC	—
Rydex VIF S&P SmallCap 600 Pure Value	—	Security Investors, LLC	—
Rydex VIF Strengthening Dollar 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Technology	—	Security Investors, LLC	—
Rydex VIF Telecommunications	—	Security Investors, LLC	—
Rydex VIF Transportation	—	Security Investors, LLC	—
Rydex VIF Utilities	—	Security Investors, LLC	—
Rydex VIF Weakening Dollar 2x Strategy	—	Security Investors, LLC	—
T. Rowe Price Blue Chip Growth	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Equity Income	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Health Sciences	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Limited-Term Bond	II	T. Rowe Price Associates, Inc	Franklin Templeton Inv Mgmt Ltd
Templeton Developing Markets VIP Fund	Class 2	Templeton Asset Management Ltd	—
Templeton Foreign VIP Fund	Class 2	Templeton Investment Counsel LLC	—
Templeton Global Bond VIP Fund	Class 2	Franklin Advisers, Inc	—
Templeton Growth VIP Fund	Class 2	Templeton Global Advisors Ltd	—
Third Avenue Value	—	Third Avenue Management LLC	Milliman Financial Risk Management LLC
TOPS® Aggressive Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Balanced ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Conservative ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Balanced ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Moderate Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Moderate Growth ETF	Investor	ValMark Advisers, Inc	—
VanEck VIP Global Gold	S	Van Eck Associates Corporation	—
VanEck VIP Global Resources	S	Van Eck Associates Corporation	—
Vanguard® VIF Balanced	—	Wellington Management Company LLP	—

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Vanguard® VIF Capital Growth	—	PRIMECAP Management Company	—
Vanguard® VIF Conservative Allocation	—	Vanguard Group Inc	—
Vanguard® VIF Diversified Value	—	Lazard Asset Management LLC;Hotchkis & Wiley Capital Management LLC	—
Vanguard® VIF Equity Income	—	Vanguard Group Inc Wellington Management Company LLP	—
Vanguard® VIF Equity Index	—	Vanguard Group Inc	—
Vanguard® VIF Global Bond Index	—	Vanguard Group Inc	—
Vanguard® VIF Growth	—	Wellington Management Company LLP	—
Vanguard® VIF High Yield Bond	—	Wellington Management Company LLP	—
Vanguard® VIF International	—	Baillie Gifford Overseas Ltd;Schroder Investment Management North America Inc	—
Vanguard® VIF Mid-Cap Index	—	Vanguard Group Inc	—
Vanguard® VIF Moderate Allocation	—	Vanguard Group Inc	—
Vanguard® VIF Real Estate Index	—	Vanguard Group Inc	—
Vanguard® VIF Short Term Investment Grade	—	Vanguard Group Inc	—
Vanguard® VIF Small Company Growth	—	ArrowMark Colorado Holdings, LLC (ArrowMark Partners);Vanguard Group Inc	—
Vanguard® VIF Total Bond Market Index	—	Vanguard Group Inc	—
Vanguard® VIF Total International Stock Market Index	—	Vanguard Group Inc	—
Vanguard® VIF Total Stock Market Index	—	Vanguard Group Inc	Duff & PheLPs Investment Management Co
Virtus Duff & Phelps Real Estate Securities Series	A	Virtus Investment Advisers, Inc	Kayne Anderson Rudnick Inv Mgmt., LLC
Virtus KAR Small-Cap Growth Series	A	Virtus Investment Advisers, Inc	Newfleet Asset Management, LLC
Virtus Newfleet Multi-Sector Intermediate Bond Series	A	Virtus Investment Advisers, Inc	Sustainable Growth Advisers, LP
Virtus SGA International Growth Series	A	Virtus Investment Advisers, Inc	Newfleet Asset Management, LLC Kayne Anderson Rudnick Investment Management LLC
Virtus Tactical Allocation Series	A Shares	Virtus Investment Advisors (VIA)	Voya Investment Management Co. LLC
Voya MidCap Opportunities Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC
VY CBRE Global Real Estate Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
VY CBRE Real Estate Portfolio	S2	Voya Investments, LLC	Western Asset Management Company Pte Ltd – Singapore Inc Western Asset Management Company, LLC Inc Western Asset Management Company Ltd – UK
Western Asset Variable Global High Yield Bond	II	Legg Mason Partners Fund Advisor, LLC	—

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from FSBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business FSBL may conduct.

The Account has one underlying fund, BlackRock High Yield V.I., that pays dividends on the first of each month. The daily dividend amount is accumulated and the balance is recognised on the Statements of Net Assets as Uncollected Income Receivable.

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Two Hundred Ninety-nine subaccounts are currently offered by the Account. The following subaccounts had no activity for two consecutive years and are not included in the statements of net assets or the statements of operations and change in net assets:

Subaccount
AB VPS Dynamic Asset Allocation
AB VPS Sustainable Global Thematic Growth
Allspring International Equity VT
American Funds IS® Mortgage
BlackRock Capital Appreciation V.I.
BNY Mellon Stock Index
Delaware VIP Real Estate Securities
Dimensional VA Equity Allocation
Dimensional VA Global Bond Portfolio
Donoghue Forlines Momentum VIT Fund
DWS Capital Growth VIP
DWS CROCI® U.S. VIP
DWS High Income VIP
DWS International Growth VIP
Goldman Sachs VIT Large Cap Value
Goldman Sachs VIT Small Cap Equity Insights
Goldman Sachs VIT Strategic Growth
Guggenheim VIF Managed Asset Allocation
Invesco V.I. American Franchise Series II
Invesco V.I. Global Core Equity
Invesco V.I. Growth and Income
Invesco V.I. High Yield
Janus Henderson VIT Mid Cap Value
Lord Abbett Series Dividend Growth VC
Lord Abbett Series Fundamental Equity VC
Lord Abbett Series Mid Cap Stock VC
Lord Abbett Series Total Return VC
Macquarie VIP Core Equity
Macquarie VIP Value
MFS® VIT Emerging Markets Equity
MFS® VIT High Yield
MFS® VIT II MA Investors Growth Stock
MFS® VIT Investors Trust
MFS® VIT Total Return Bond
Morgan Stanley VIF Emerging Markets Debt
Morgan Stanley VIF Emerging Markets Equity
NAA Large Core Series
NAA Small Growth Series
PIMCO VIT Global Managed Asset Allocation
Pioneer High Yield VCT
Putnam VT Diversified Income
Putnam VT Global Asset Allocation
Putnam VT High Yield
Putnam VT Income

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount (continued)
Redwood Managed Volatility
Rydex VIF High Yield Strategy
Rydex VIF Inverse Dow 2x Strategy
Rydex VIF Telecommunications
Templeton Growth VIP Fund
Third Avenue Value
TOPS® Aggressive Growth ETF
TOPS® Balanced ETF
TOPS® Conservative ETF
TOPS® Growth ETF
TOPS® Managed Risk Balanced ETF
TOPS® Managed Risk Growth ETF
TOPS® Managed Risk Moderate Growth ETF
TOPS® Moderate Growth ETF
Virtus Tactical Allocation Series
Western Asset Variable Global High Yield Bond

All subaccounts reported a full twelve month period except in the incepted year for the following:

Inception Date	Subaccount
December 17, 2021	Donoghue Forlines Dividend VIT Fund
December 17, 2021	Donoghue Forlines Momentum VIT Fund

During the current year the following subaccount name changes were made effective:

Date	New Name	Old Name
April 26, 2024	LVIP American Century Disciplined Core Value	American Century VP Disciplined Core Value
April 26, 2024	LVIP American Century Inflation Protection	American Century VP Inflation Protection
April 26, 2024	LVIP American Century International	American Century VP International
April 26, 2024	LVIP American Century Mid Cap Value	American Century VP Mid Cap Value
April 26, 2024	LVIP American Century Value	American Century VP Value
April 29, 2024	Virtus Tactical Allocation Series	Virtus Strategic Allocation Series
May 1, 2024	Macquarie VIP Asset Strategy	Delaware Ivy VIP Asset Strategy
May 1, 2024	Macquarie VIP Balanced	Delaware Ivy VIP Balanced
May 1, 2024	Macquarie VIP Core Equity	Delaware Ivy VIP Core Equity
May 1, 2024	Macquarie VIP Energy	Delaware Ivy VIP Energy
May 1, 2024	Macquarie VIP Global Growth	Delaware Ivy VIP Global Growth
May 1, 2024	Macquarie VIP Growth	Delaware Ivy VIP Growth
May 1, 2024	Macquarie VIP High Income	Delaware Ivy VIP High Income
May 1, 2024	Macquarie VIP International Core Equity	Delaware Ivy VIP International Core Equity
May 1, 2024	Macquarie VIP Limited-Term Bond Series	Delaware Ivy VIP Limited-Term Bond
May 1, 2024	Macquarie VIP Mid Cap Growth	Delaware Ivy VIP Mid Cap Growth
May 1, 2024	Macquarie VIP Natural Resources	Delaware Ivy VIP Natural Resources
May 1, 2024	Macquarie VIP Science And Technology	Delaware Ivy VIP Science And Technology
May 1, 2024	Macquarie VIP Small Cap Growth	Delaware Ivy VIP Small Cap Growth
May 1, 2024	Macquarie VIP Smid Cap Core	Delaware Ivy VIP Smid Cap Core

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Date	New Name (continued)	Old Name
May 1, 2024	Macquarie VIP Value	Delaware Ivy VIP Value
October 25, 2024	NAA All Cap Value Series	Guggenheim VIF All Cap Value
October 25, 2024	NAA Large Cap Value Series	Guggenheim VIF Large Cap Value
October 25, 2024	NAA Large Core Series	Guggenheim VIF StylePlus Large Core
October 25, 2024	NAA Large Growth Series	Guggenheim VIF StylePlus Large Growth
October 25, 2024	NAA Mid Growth Series	Guggenheim VIF StylePlus Mid Growth
October 25, 2024	NAA Small Cap Value Series	Guggenheim VIF Small Cap Value
October 25, 2024	NAA Small Growth Series	Guggenheim VIF StylePlus Small Growth
October 25, 2024	NAA Smid-Cap Value Series	Guggenheim VIF SMid Cap Value
October 25, 2024	NAA World Equity Income Series	Guggenheim VIF World Equity Income

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund was redeemed and used to purchase shares of the surviving fund as indicated:

Date	Surviving Subaccount	Closed Subaccount
April 26, 2024	Macquarie VIP Global Growth	Delaware VIP Global Equity

During the current year the following subaccounts were liquidated and subsequently reinvested:

Date	Liquidated Subaccount	Reinvested Subaccount	Transferred Assets ($)
April 30, 2024	Allspring International Equity VT	Rydex VIF Money Market	–
April 30, 2024	Delaware VIP Real Estate Securities	Rydex VIF Money Market	–
June 17, 2024	DWS Capital Growth VIP	Rydex VIF Money Market	–
June 17, 2024	DWS Core Equity VIP	Rydex VIF Money Market	44,398
June 17, 2024	DWS CROCI® U.S. VIP	Rydex VIF Money Market	–
June 17, 2024	DWS Global Small Cap VIP	Rydex VIF Money Market	71,506
June 17, 2024	DWS High Income VIP	Rydex VIF Money Market	–
June 17, 2024	DWS International Growth VIP	Rydex VIF Money Market	–
June 21, 2024	Redwood Managed Volatility	Rydex VIF Money Market	–
August 16, 2024	Guggenheim VIF Long Short Equity	Rydex VIF Money Market	45,369
August 16, 2024	Guggenheim VIF Managed Asset Allocation	Rydex VIF Money Market	–

The following subaccounts are closed to new investments:

Subaccount
Alger Capital Appreciation
LVIP American Century Mid Cap Value
Rydex VIF Dow 2x Strategy
Rydex VIF Europe 1.25x Strategy
Rydex VIF Government Long Bond 1.2x Strategy
Rydex VIF Inverse Russell 2000® Strategy
Rydex VIF Inverse S&P 500 Strategy
Rydex VIF Japan 2x Strategy
Rydex VIF Mid-Cap 1.5x Strategy
Rydex VIF NASDAQ-100® 2x Strategy

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount (continued)
Rydex VIF Nova
Rydex VIF Russell 2000® 1.5x Strategy
Rydex VIF Russell 2000® 2x Strategy
Rydex VIF S&P 500 2x Strategy
Rydex VIF Strengthening Dollar 2x Strategy
Rydex VIF Weakening Dollar 2x Strategy
Vanguard® VIF Small Company Growth

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2024, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
AB VPS Discovery Value Portfolio	$—	$3,760
AB VPS Relative Value Portfolio	1,844	560
AFIS Capital World Growth and Income	2,685	1,482
AFIS U.S. Government Securities	178,221	51,223
AFIS Washington Mutual Investors	22,597	41,884
Alger Capital Appreciation (e)	244	21,771
Alger Large Cap Growth	—	28,145
Allspring Opportunity VT	14,181	15,438
Allspring VT Discovery All Cap Growth Fund	4,943	1,484
ALPS/Alerian Energy Infrastructure	83,089	64,590
American Funds IS® Asset Allocation	87,462	253,561
American Funds IS® Capital World Bond	1,794	3,774
American Funds IS® Global Growth	21,194	26,923
American Funds IS® Global Small Capitalization	974	78,740
American Funds IS® Growth	175,274	321,891
American Funds IS® Growth-Income	65,286	52,339
American Funds IS® International	37,021	1,009
American Funds IS® International Growth and Income	6,745	5,153
American Funds IS® New World	2,298	2,495
BlackRock Advantage Large Cap Core V.I.	3,404	873
BlackRock Basic Value V.I.	1,877	116,558
BlackRock Equity Dividend V.I.	22,388	51,766
BlackRock Global Allocation V.I.	9,764	42,292
BlackRock High Yield V.I.	44,621	10,119
BlackRock Large Cap Focus Growth V.I.	108,223	7,708
BNY Mellon IP Small Cap Stock Index	53,570	37,820
BNY Mellon IP Technology Growth	—	16,033
BNY Mellon VIF Appreciation	793	156

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Delaware VIP Global Equity (c)	$464	$11,608
Dimensional VA Global Moderate Allocation	47,265	20
Dimensional VA International Small Portfolio	21,924	3,522
Dimensional VA International Value Portfolio	141,903	248,110
Dimensional VA Short-Term Fixed Portfolio	41,155	35,159
Dimensional VA U.S. Large Value Portfolio	45,875	214,014
Dimensional VA U.S. Targeted Value Portfolio	36,363	245,442
Donoghue Forlines Dividend VIT Fund	175	51
DWS Core Equity VIP (d)	6,524	112,032
DWS Global Small Cap VIP (d)	3,974	71,944
DWS Small Mid Cap Value VIP	39,143	4,873
Eaton Vance VT Floating-Rate Income	30,497	46,975
Federated Hermes Fund for U.S. Government Securities II	5,574	6,949
Federated Hermes High Income Bond II	20,457	18,142
Fidelity® VIP Balanced	261,973	77,737
Fidelity® VIP Contrafund	433,998	192,240
Fidelity® VIP Disciplined Small Cap	671	3,609
Fidelity® VIP Emerging Markets	68,221	38,080
Fidelity® VIP Growth & Income	46,165	11,452
Fidelity® VIP Growth Opportunities	33,266	398,871
Fidelity® VIP High Income	2,200	11,787
Fidelity® VIP Index 500	183,784	241,250
Fidelity® VIP Investment Grade Bond	17,998	176,859
Fidelity® VIP Mid Cap	10,103	1,587
Fidelity® VIP Overseas	8,919	6,682
Fidelity® VIP Real Estate	2,434	14,067
Fidelity® VIP Strategic Income	6,822	17,856
Franklin DynaTech VIP	—	26,556
Franklin Growth and Income VIP Fund	14,743	3,069
Franklin Income VIP Fund	15,981	28,852
Franklin Large Cap Growth VIP Fund	52,278	56,658
Franklin Mutual Global Discovery VIP Fund	12,688	922
Franklin Mutual Shares VIP Fund	3,559	22,050
Franklin Rising Dividends VIP Fund	45,796	98,793
Franklin Small Cap Value VIP Fund	22,865	30,168
Franklin Small-Mid Cap Growth VIP Fund	8,613	118,544
Franklin Strategic Income VIP Fund	1,478	483
Franklin U.S. Government Securities VIP Fund	149,523	18,456
Goldman Sachs VIT International Equity Insights	504	37
Goldman Sachs VIT Mid Cap Growth Fund	44,971	10,394
Goldman Sachs VIT Mid Cap Value	42,362	39,553
Guggenheim VIF Floating Rate Strategies	11,986	27,181
Guggenheim VIF Global Managed Futures Strategy	2,618	1,794
Guggenheim VIF High Yield	1,086	2,544
Guggenheim VIF Long Short Equity (d)	1,871	58,010

(c)	Merger. See Note 1.
(d)	Liquidation. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim VIF Multi-Hedge Strategies	$4,409	$107,520
Guggenheim VIF Total Return Bond	152,850	41,387
Invesco Oppenheimer V.I. International Growth Fund	8,365	29,868
Invesco V.I. American Franchise Series I	1,272	21,801
Invesco V.I. American Value	471	215
Invesco V.I. Balanced-Risk Allocation	998	16,506
Invesco V.I. Comstock	9,109	325,770
Invesco V.I. Core Equity	7,049	194
Invesco V.I. Discovery Mid Cap Growth	—	21,331
Invesco V.I. Equally-Weighted S&P 500	277,654	292,568
Invesco V.I. Equity and Income	1,297	53,631
Invesco V.I. EVQ International Equity Fund	6,420	28,118
Invesco V.I. Global	9,413	1,601
Invesco V.I. Global Real Estate	482	13,940
Invesco V.I. Global Strategic Income	3,232	19,378
Invesco V.I. Government Securities	15,636	15,889
Invesco V.I. Health Care	—	994
Invesco V.I. Main Street Mid Cap Fund®	2,511	16,667
Invesco V.I. Main Street Small Cap Fund®	26,458	58,708
Invesco V.I. Small Cap Equity	2,051	23,265
Janus Henderson VIT Enterprise	16,360	55,617
Janus Henderson VIT Forty	66,464	4,190
Janus Henderson VIT Overseas	15,716	5,240
Janus Henderson VIT Research	3,219	715
Lord Abbett Series Bond-Debenture VC	23,005	70,552
Lord Abbett Series Developing Growth VC	150	8,260
Lord Abbett Series Growth and Income VC	9,186	1,947
Lord Abbett Series Growth Opportunities VC	—	17,960
LVIP American Century Disciplined Core Value (b)	1,247	127,193
LVIP American Century Inflation Protection (b)	1,719	1,274
LVIP American Century International (b)	424	23,605
LVIP American Century Mid Cap Value (b)(e)	3,421	4,778
LVIP American Century Value (b)	5,340	578
LVIP JPMorgan Core Bond Fund	1,232	2,671
LVIP JPMorgan Small Cap Core Fund	1,228	1,584
LVIP JPMorgan US Equity Fund	8,037	193
Macquarie VIP Asset Strategy (b)	31,842	34,835
Macquarie VIP Balanced (b)	503	567
Macquarie VIP Energy (b)	158	30,217
Macquarie VIP Global Growth (b)	14,239	16,196
Macquarie VIP Growth (b)	6,721	777
Macquarie VIP High Income (b)	1,532	28,170
Macquarie VIP International Core Equity (b)	590	4,375
Macquarie VIP Limited-Term Bond Series (b)	—	483
Macquarie VIP Mid Cap Growth (b)	39,594	9,265

(b)	Name change. See Note 1.
(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Macquarie VIP Natural Resources (b)	$220	$70
Macquarie VIP Science And Technology (b)	37,537	7,624
Macquarie VIP Small Cap Growth (b)	424	2,389
Macquarie VIP Smid Cap Core (b)	138	25,559
MFS® VIT Global Tactical Allocation	266	77,374
MFS® VIT II Research International	6,030	12,531
MFS® VIT International Intrinsic Value	8,408	4,110
MFS® VIT New Discovery	11,036	4,780
MFS® VIT Research	3,382	4,443
MFS® VIT Total Return	2,673	1,028
MFS® VIT Utilities	1,885	9,240
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	737	451
Morningstar Balanced ETF Asset Allocation Portfolio	27,110	61,031
Morningstar Conservative ETF Asset Allocation Portfolio	68,707	114,850
Morningstar Growth ETF Asset Allocation Portfolio	9,419	33,056
Morningstar Income and Growth ETF Asset Allocation Portfolio	1,548	1,354
NAA All Cap Value Series (b)	8,484	2,448
NAA Large Cap Value Series (b)	56,191	52,549
NAA Large Growth Series (b)	1,844	1,039
NAA Mid Growth Series (b)	15,842	139,569
NAA Small Cap Value Series (b)	1,787	2,371
NAA Smid-Cap Value Series (b)	1,862	1,217
NAA World Equity Income Series (b)	1,390	7,178
Neuberger Berman AMT Sustainable Equity	110,250	19,340
PIMCO VIT All Asset	2,967	26,175
PIMCO VIT CommodityRealReturn Strategy	73,635	147,002
PIMCO VIT Emerging Markets Bond	26,525	17,511
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	248	18,428
PIMCO VIT High Yield	38	2,316
PIMCO VIT International Bond Portfolio (Unhedged)	4,494	48,192
PIMCO VIT Low Duration Administrative	533,786	169,016
PIMCO VIT Low Duration Advisor	10,888	7,867
PIMCO VIT Real Return Administrative	27,103	18,479
PIMCO VIT Real Return Advisor	92,573	197,620
PIMCO VIT Short-Term	33,597	88,358
PIMCO VIT Total Return Administrative	42,529	52,590
PIMCO VIT Total Return Advisor	18,732	64,703
Pioneer Bond VCT	6,969	4,202
Pioneer Equity Income VCT	2,957	216
Pioneer Strategic Income VCT	3,338	11,125
Putnam VT Core Equity Fund	94,406	34
Putnam VT Large Cap Growth Fund	17,822	49,386
Putnam VT Large Cap Value	230,838	74,024
Putnam VT Small Cap Growth	—	565
Rydex VIF Banking	1,737	1,719
Rydex VIF Basic Materials	8,683	51,257

(b)	Name change. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Rydex VIF Biotechnology	$33,293	$8,893
Rydex VIF Commodities Strategy	6,017	12,214
Rydex VIF Consumer Products	855	5,163
Rydex VIF Dow 2x Strategy (e)	1,126	4,506
Rydex VIF Electronics	2,924	44,991
Rydex VIF Energy	31,198	16,608
Rydex VIF Energy Services	—	7,650
Rydex VIF Europe 1.25x Strategy (e)	2	—
Rydex VIF Financial Services	717	1,004
Rydex VIF Government Long Bond 1.2x Strategy (e)	2,509	13,464
Rydex VIF Health Care	4,306	6,667
Rydex VIF Internet	—	29,422
Rydex VIF Inverse Mid-Cap Strategy	—	13,043
Rydex VIF Inverse NASDAQ-100® Strategy	—	12,953
Rydex VIF Inverse Russell 2000® Strategy (e)	35	13,009
Rydex VIF Inverse S&P 500 Strategy (e)	371	40
Rydex VIF Japan 2x Strategy (e)	1,954	975
Rydex VIF Leisure	30	818
Rydex VIF Mid-Cap 1.5x Strategy (e)	431	1,684
Rydex VIF Money Market	2,703,717	498,756
Rydex VIF NASDAQ-100®	35,927	105,142
Rydex VIF NASDAQ-100® 2x Strategy (e)	—	735
Rydex VIF Nova (e)	3,481	5,491
Rydex VIF Precious Metals	13,939	33,046
Rydex VIF Real Estate	12,258	9,780
Rydex VIF Retailing	—	28,503
Rydex VIF Russell 2000® 1.5x Strategy (e)	1,724	921
Rydex VIF Russell 2000® 2x Strategy (e)	4	4
Rydex VIF S&P 500 2x Strategy (e)	12,325	14,836
Rydex VIF S&P 500 Pure Growth	38,880	43,629
Rydex VIF S&P 500 Pure Value	16,210	35,227
Rydex VIF S&P MidCap 400 Pure Growth	25,108	29,201
Rydex VIF S&P MidCap 400 Pure Value	9,279	8,622
Rydex VIF S&P SmallCap 600 Pure Growth	2,608	22,174
Rydex VIF S&P SmallCap 600 Pure Value	—	7,295
Rydex VIF Strengthening Dollar 2x Strategy (e)	17,590	28,901
Rydex VIF Technology	183,229	2,435,848
Rydex VIF Transportation	32	15,140
Rydex VIF Utilities	1,141	5,481
Rydex VIF Weakening Dollar 2x Strategy (e)	6	4
T. Rowe Price Blue Chip Growth	204,178	123,510
T. Rowe Price Equity Income	7,118	91,792
T. Rowe Price Health Sciences	26,221	16,671
T. Rowe Price Limited-Term Bond	6,192	4,389
Templeton Developing Markets VIP Fund	32,402	20,755
Templeton Foreign VIP Fund	5,106	18,290

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Templeton Global Bond VIP Fund	$9,538	$11,206
VanEck VIP Global Gold	49,152	1,024
VanEck VIP Global Resources	15,925	15,014
Vanguard® VIF Balanced	18,191	93,712
Vanguard® VIF Capital Growth	36,358	1,502
Vanguard® VIF Conservative Allocation	10,354	11,119
Vanguard® VIF Diversified Value	95,960	140,449
Vanguard® VIF Equity Income	70,032	24,444
Vanguard® VIF Equity Index	175,817	71,666
Vanguard® VIF Global Bond Index	261	164
Vanguard® VIF Growth	769	47,620
Vanguard® VIF High Yield Bond	8,617	37,860
Vanguard® VIF International	70,613	138,186
Vanguard® VIF Mid-Cap Index	14,647	39,658
Vanguard® VIF Moderate Allocation	845,320	1,182,496
Vanguard® VIF Real Estate Index	27,073	10,598
Vanguard® VIF Short Term Investment Grade	262,894	63,170
Vanguard® VIF Small Company Growth (e)	384	1,442
Vanguard® VIF Total Bond Market Index	146,848	293,153
Vanguard® VIF Total International Stock Market Index	51,047	5,740
Vanguard® VIF Total Stock Market Index	415,913	352,909
Virtus Duff & Phelps Real Estate Securities Series	476	274
Virtus KAR Small-Cap Growth Series	30,903	79,976
Virtus Newfleet Multi-Sector Intermediate Bond Series	29	9,650
Virtus SGA International Growth Series	207	1,785
Voya MidCap Opportunities Portfolio	—	1,138
VY CBRE Global Real Estate Portfolio	315	13,979
VY CBRE Real Estate Portfolio	583	107

(e)	Closed to new investments. See Note 1.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, FSBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to FSBL and not to the Account.

The annuity assets for December 31, 2024 by subaccount are as follows:

Subaccount	Annuity Assets
Allspring Opportunity VT	$81,789
American Funds IS® International Growth and Income	15,681
American Funds IS® New World	5,102
BlackRock High Yield V.I.	1,470
BlackRock Large Cap Focus Growth V.I.	7,318
Federated Hermes Fund for U.S. Government Securities II	9,172
Federated Hermes High Income Bond II	21,268
Fidelity® VIP Contrafund	39,389
Fidelity® VIP Disciplined Small Cap	28,792
Fidelity® VIP Growth Opportunities	112,100
Fidelity® VIP Index 500	6,191
Fidelity® VIP Investment Grade Bond	2,822
Fidelity® VIP Mid Cap	7,932
Franklin Small-Mid Cap Growth VIP Fund	43,645
Invesco Oppenheimer V.I. International Growth Fund	15,855
Invesco V.I. American Franchise Series I	18,193
Invesco V.I. EVQ International Equity Fund	16,191
Invesco V.I. Global Real Estate	18,168
Invesco V.I. Main Street Small Cap Fund®	53,910
Lord Abbett Series Bond-Debenture VC	35,153
Lord Abbett Series Developing Growth VC	34,518
LVIP American Century Disciplined Core Value	37,472
LVIP American Century Mid Cap Value	32,214
LVIP JPMorgan Core Bond Fund	17,018
LVIP JPMorgan Small Cap Core Fund	6,506
Macquarie VIP Global Growth	25,385
Macquarie VIP High Income	22,336
Macquarie VIP Mid Cap Growth	38,753
NAA All Cap Value Series	4,867
NAA World Equity Income Series	16,921
Neuberger Berman AMT Sustainable Equity	46,739
PIMCO VIT Emerging Markets Bond	24,267
PIMCO VIT Low Duration Administrative	25,011
PIMCO VIT Real Return Administrative	34,018
PIMCO VIT Total Return Administrative	26,687
PIMCO VIT Total Return Advisor	11,927
Rydex VIF Basic Materials	17,840
Rydex VIF Government Long Bond 1.2x Strategy	5,817
Rydex VIF Money Market	175,129
Rydex VIF Real Estate	8,469
Rydex VIF S&P 500 Pure Growth	7,698
Rydex VIF S&P 500 Pure Value	9,668

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets
Rydex VIF S&P MidCap 400 Pure Value	$9,877
Rydex VIF S&P SmallCap 600 Pure Value	9,789
T. Rowe Price Blue Chip Growth	57,801
T. Rowe Price Equity Income	22,973
T. Rowe Price Limited-Term Bond	14,783
Templeton Developing Markets VIP Fund	27,764
Templeton Global Bond VIP Fund	4,555

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of FSBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, FSBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. FSBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2024.

Segment Disclosures

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues

Variable Annuity Account A

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is Brian Beckett, Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statements of Net Assets as “Net Assets” and significant segment expenses are listed on the accompanying Statements of Operations and Change in Net Assets.

2. Variable Annuity Contract Charges

AdvisorDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by FSBL are compensated for by a fee equivalent to a minimum annual rate of 0.85% of the average daily net assets. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: FSBL deducts a daily administrative charge equal to an annual rate of each Subaccount’s average daily net asset value. The amount of these charges differs by Subaccount and ranges from 0.25% to 0.60%, as indicated in the below table:

Administrative Charge	Subaccount
0.25%	NAA All Cap Value Series NAA Large Cap Value Series NAA Small Cap Value Series NAA SMid Cap Value Series NAA Mid Growth Series NAA World Equity Income Series
0.35%	Invesco V.I. EVQ International Equity Fund Invesco V.I. Main Street Mid Cap Fund®
0.40%	Invesco V.I. Main Street Small Cap Fund®
0.45%	Guggenheim VIF Long Short Equity Guggenheim VIF Multi-Hedge Strategies Invesco V.I. Government Securities each Rydex VIF Subaccounts
0.50%	Federated Hermes High Income Bond II Fidelity® VIP Contrafund Fidelity® VIP Growth Opportunities Fidelity® VIP Investment Grade Bond
0.55%	Allspring Opportunity VT Fidelity® VIP Index 500 PIMCO VIT Low Duration PIMCO VIT Real Return PIMCO VIT Total Return Wells Fargo Opportunity VT

Variable Annuity Account A

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

0.60%

Federated Hermes Fund for U.S. Government Securities II

Franklin Small-Mid Cap Growth VIP Fund

Invesco V.I. American Franchise

Neuberger Berman AMT Sustainable Equity

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

These charges are presented as expenses on the statements of operations and change in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of operations and change in net assets under the Maintenance charges and mortality adjustments line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, FSBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•

Contingent Deferred Sales Charge (CDSC): FSBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: FSBL deducts an account administrative fee of $30 at each contract anniversary, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: FSBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 2% of the contract value.

EliteDesigns

Mortality and Expense Risk Charge: The EliteDesigns and EliteDesigns II mortality and expense risks assumed by FSBL are compensated for by a fee equivalent to an annual rate ranging from 0.00% to 1.20% of the average daily net assets. EliteDesigns: If the net asset value of an individual contract is less than $500,000, FSBL deducts a mortality and expense risk charge of 0.20%. If the net asset value of an individual contract is greater than $500,000, no mortality and expense risk charge is deducted. EliteDesigns II: Prior to December 2, 2021, FSBL deducted a mortality an expense risk charge of 1.20%. After December 2, 2021, If the net asset value of an individual contract is less than $500,000, FSBL deducts a mortality and expense risk charge of 1.20%. If the net asset value of an individual contract is greater than $500,000, FSBL deducts a mortality and expense risk charge of 1.00. All contracts, once annuitized, will be assessed with a mortality and expense risk charge of 0.30% annually of the average daily net assets.

Administrative Charge: FSBL deducts a daily administrative charge equal to an annual rate of each subaccount’s average daily net asset value. The amount of these charges differs by product and subaccount and ranges from 0.25% to 0.65%, as indicated in the below table:

Variable Annuity Account A

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Administrative Charge	Product	Subaccount
0.65%	EliteDesigns II

Dimensional VA Equity Allocation

Dimensional VA Global Bond Portfolio

Dimensional VA Global Moderate Allocation

Dimensional VA International Small Portfolio

Dimensional VA International Value Portfolio

Dimensional VA Short-Term Fixed Portfolio

Dimensional VA U.S. Large Value Portfolio

Dimensional VA U.S. Targeted Value Portfolio

Vanguard® VIF Balanced

Vanguard® VIF Capital Growth

Vanguard® VIF Conservative Allocation

Vanguard® VIF Diversified Value

Vanguard® VIF Equity Income

Vanguard® VIF Equity Index

Vanguard® VIF Global Bond Index

Vanguard® VIF Growth

Vanguard® VIF High Yield Bond

Vanguard® VIF International

Vanguard® VIF Mid-Cap Index

Vanguard® VIF Moderate Allocation

Vanguard® VIF Real Estate Index

Vanguard® VIF Short Term Investment Grade

Vanguard® VIF Small Company Growth

Vanguard® VIF Total Bond Market Index

Vanguard® VIF Total International Stock Market Index

Vanguard® VIF Total Stock Market Index

0.25%	EliteDesigns and EliteDesigns II	All other subaccounts

These charges are presented as expenses on the statements of operations and change in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to affect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of operations and change in net assets under the Maintenance charges and mortality adjustments line item may include the following:

•

Contingent Deferred Sales Charge (CDSC): For EliteDesigns with a 5 year contract rider, FSBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 5% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first five years of the contract. For EliteDesigns with a 0 year contract rider and EliteDesigns II contract, FSBL does not deduct any CDSC throughout the life of the contract.

•	Rider Charge: FSBL deducts an amount for each optional rider, equal to a percentage of the contract value, not to exceed a total charge of 0.50% of the contract value.

Variable Annuity Account A

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2024 and 2023, were as follows:

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio	1	(216)	(215)	6	(3)	3
AB VPS Relative Value Portfolio	64	(4)	60	62	(4)	58
AFIS Capital World Growth and Income	358	(15)	343	355	(3,155)	(2,800)
AFIS U.S. Government Securities	24,631	(8,690)	15,941	3,526	(252)	3,274
AFIS Washington Mutual Investors	1,697	(1,784)	(87)	1,668	(2,691)	(1,023)
Alger Capital Appreciation(e)	1,068	(754)	314	932	(14,615)	(13,683)
Alger Large Cap Growth	79	(1,950)	(1,871)	84	(36)	48
Allspring Opportunity VT	67	(412)	(345)	68	(418)	(350)
Allspring VT Discovery All Cap Growth Fund	139	(9)	130	134	(9)	125
ALPS/Alerian Energy Infrastructure	7,048	(6,780)	268	611	(12,815)	(12,204)
American Funds IS® Asset Allocation	4,310	(17,947)	(13,637)	10,572	(5,442)	5,130
American Funds IS® Capital World Bond	429	(547)	(118)	424	(4)	420
American Funds IS® Global Growth	900	(1,268)	(368)	1,864	(2,598)	(734)
American Funds IS® Global Small Capitalization	108	(7,220)	(7,112)	241	(162)	79
American Funds IS® Growth	5,997	(10,710)	(4,713)	965	(929)	36
American Funds IS® Growth-Income	2,639	(2,538)	101	641	(261)	380
American Funds IS® International	4,228	(18)	4,210	162	(11)	151
American Funds IS® International Growth and Income	832	(386)	446	18,287	(1,536)	16,751
American Funds IS® New World	547	(269)	278	361	(58)	303
BlackRock Advantage Large Cap Core V.I.	43	(19)	24	135	(7,951)	(7,816)
BlackRock Basic Value V.I.	56	(8,074)	(8,018)	475	(376)	99
BlackRock Equity Dividend V.I.	424	(2,958)	(2,534)	475	(32)	443
BlackRock Global Allocation V.I.	342	(3,283)	(2,941)	367	(1,074)	(707)
BlackRock High Yield V.I.	2,661	(795)	1,866	3,120	(12,434)	(9,314)
BlackRock Large Cap Focus Growth V.I.	3,686	(205)	3,481	2,615	(5,143)	(2,528)
BNY Mellon IP Small Cap Stock Index	2,596	(1,940)	656	374	(452)	(78)

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
BNY Mellon IP Technology Growth	243	(376)	(133)	234	(33)	201
BNY Mellon VIF Appreciation	15	(1)	14	15	(1)	14
Delaware VIP Global Equity(c)	8	(881)	(873)	26	(2)	24
Dimensional VA Global Moderate Allocation	3,939	(1)	3,938	—	—	—
Dimensional VA International Small Portfolio	1,225	(312)	913	11,148	(153)	10,995
Dimensional VA International Value Portfolio	10,822	(23,451)	(12,629)	78,249	(12,048)	66,201
Dimensional VA Short-Term Fixed Portfolio	4,925	(4,568)	357	26,052	(112)	25,940
Dimensional VA U.S. Large Value Portfolio	913	(9,599)	(8,686)	1,604	(34,365)	(32,761)
Dimensional VA U.S. Targeted Value Portfolio	1,190	(15,063)	(13,873)	16,343	(604)	15,739
Donoghue Forlines Dividend VIT Fund	36	(2)	34	36	(2)	34
DWS Core Equity VIP(d)	53	(4,915)	(4,862)	181	(234)	(53)
DWS Global Small Cap VIP(d)	89	(7,143)	(7,054)	208	(5)	203
DWS Small Mid Cap Value VIP	2,012	(266)	1,746	26,084	(195)	25,889
Eaton Vance VT Floating-Rate Income	1,935	(4,619)	(2,684)	2,751	(415)	2,336
Federated Hermes Fund for U.S. Government Securities II	669	(746)	(77)	679	(11,530)	(10,851)
Federated Hermes High Income Bond II	1,077	(1,193)	(116)	2,050	(10,368)	(8,318)
Fidelity® VIP Balanced	13,209	(3,386)	9,823	2,986	(547)	2,439
Fidelity® VIP Contrafund	9,676	(5,851)	3,825	5,854	(7,291)	(1,437)
Fidelity® VIP Disciplined Small Cap	35	(109)	(74)	51	(84)	(33)
Fidelity® VIP Emerging Markets	6,700	(3,254)	3,446	5,893	(949)	4,944
Fidelity® VIP Growth & Income	675	(287)	388	783	(4,539)	(3,756)
Fidelity® VIP Growth Opportunities	1,978	(10,404)	(8,426)	3,698	(13,196)	(9,498)
Fidelity® VIP High Income	137	(1,097)	(960)	169	(42)	127
Fidelity® VIP Index 500	7,987	(9,390)	(1,403)	4,221	(37,524)	(33,303)
Fidelity® VIP Investment Grade Bond	2,052	(18,696)	(16,644)	11,520	(28,087)	(16,567)
Fidelity® VIP Mid Cap	98	(58)	40	306	(11,244)	(10,938)

(c)	Merger. See Note 1.
(d)	Liquidation. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Overseas	779	(806)	(27)	4,741	(25)	4,716
Fidelity® VIP Real Estate	159	(1,434)	(1,275)	493	(10,894)	(10,401)
Fidelity® VIP Strategic Income	674	(1,725)	(1,051)	679	(235)	444
Franklin DynaTech VIP	31	(871)	(840)	32	(14)	18
Franklin Growth and Income VIP Fund	551	(14)	537	535	(22)	513
Franklin Income VIP Fund	739	(2,217)	(1,478)	766	(1,240)	(474)
Franklin Large Cap Growth VIP Fund	590	(2,086)	(1,496)	1,730	(101)	1,629
Franklin Mutual Global Discovery VIP Fund	273	(18)	255	287	(39)	248
Franklin Mutual Shares VIP Fund	165	(1,650)	(1,485)	974	(11)	963
Franklin Rising Dividends VIP Fund	961	(4,751)	(3,790)	7,517	(537)	6,980
Franklin Small Cap Value VIP Fund	1,549	(1,874)	(325)	6,493	(6,851)	(358)
Franklin Small-Mid Cap Growth VIP Fund	832	(5,102)	(4,270)	1,749	(5,368)	(3,619)
Franklin Strategic Income VIP Fund	130	(9)	121	125	(8)	117
Franklin U.S. Government Securities VIP Fund	20,817	(2,340)	18,477	4,529	(3,245)	1,284
Goldman Sachs VIT International Equity Insights	20	(1)	19	20	(1)	19
Goldman Sachs VIT Mid Cap Growth Fund	487	(369)	118	481	(429)	52
Goldman Sachs VIT Mid Cap Value	1,839	(1,894)	(55)	3,848	(1,637)	2,211
Guggenheim VIF Floating Rate Strategies	515	(2,779)	(2,264)	559	(137)	422
Guggenheim VIF Global Managed Futures Strategy	336	(277)	59	344	(1,196)	(852)
Guggenheim VIF High Yield	56	(206)	(150)	90	(774)	(684)
Guggenheim VIF Long Short Equity(d)	277	(5,913)	(5,636)	2,281	(5,375)	(3,094)
Guggenheim VIF Multi-Hedge Strategies	381	(15,389)	(15,008)	3,771	(14,397)	(10,626)
Guggenheim VIF Total Return Bond	15,367	(4,007)	11,360	85,911	(15,087)	70,824
Invesco Oppenheimer V.I. International Growth Fund	302	(2,249)	(1,947)	926	(24,611)	(23,685)
Invesco V.I. American Franchise Series I	198	(1,009)	(811)	2,260	(1,046)	1,214
Invesco V.I. American Value	29	(2)	27	27	(2)	25
Invesco V.I. Balanced-Risk Allocation	71	(1,546)	(1,475)	230	(6)	224
Invesco V.I. Comstock	232	(19,400)	(19,168)	572	(475)	97

(d)	Liquidation. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Core Equity	110	—	110	106	—	106
Invesco V.I. Discovery Mid Cap Growth	34	(1,100)	(1,066)	656	(3)	653
Invesco V.I. Equally-Weighted S&P 500	25,185	(25,140)	45	47	(3)	44
Invesco V.I. Equity and Income	108	(3,874)	(3,766)	183	(289)	(106)
Invesco V.I. EVQ International Equity Fund	1,155	(2,896)	(1,741)	2,478	(15,533)	(13,055)
Invesco V.I. Global	243	(33)	210	236	(36)	200
Invesco V.I. Global Real Estate	18	(1,366)	(1,348)	109	(119)	(10)
Invesco V.I. Global Strategic Income	478	(2,525)	(2,047)	1,762	(1,072)	690
Invesco V.I. Government Securities	2,489	(2,524)	(35)	5	(85)	(80)
Invesco V.I. Health Care	137	(13)	124	132	(13)	119
Invesco V.I. Main Street Mid Cap Fund®	163	(1,011)	(848)	832	(46)	786
Invesco V.I. Main Street Small Cap Fund®	1,236	(2,731)	(1,495)	2,803	(25,020)	(22,217)
Invesco V.I. Small Cap Equity	104	(1,332)	(1,228)	122	(72)	50
Janus Henderson VIT Enterprise	406	(2,088)	(1,682)	445	(1,510)	(1,065)
Janus Henderson VIT Forty	2,377	(116)	2,261	11	(1)	10
Janus Henderson VIT Overseas	2,585	(450)	2,135	31,477	(371)	31,106
Janus Henderson VIT Research	101	(7)	94	653	(6)	647
Lord Abbett Series Bond-Debenture VC	1,384	(5,731)	(4,347)	1,596	(4,062)	(2,466)
Lord Abbett Series Developing Growth VC	114	(299)	(185)	159	(136)	23
Lord Abbett Series Growth and Income VC	196	(36)	160	191	(35)	156
Lord Abbett Series Growth Opportunities VC	24	(833)	(809)	68	(1,663)	(1,595)
LVIP American Century Disciplined Core Value(b)	136	(6,956)	(6,820)	277	(203)	74
LVIP American Century Inflation Protection(b)	179	(151)	28	179	(170)	9
LVIP American Century International(b)	99	(2,153)	(2,054)	149	(10)	139
LVIP American Century Mid Cap Value(b)(e)	28	(166)	(138)	60	(754)	(694)
LVIP American Century Value(b)	102	(7)	95	110	(18)	92
LVIP JPMorgan Core Bond Fund	47	(236)	(189)	278	(8,803)	(8,525)

(b)	Name change. See Note 1.
(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP JPMorgan Small Cap Core Fund	99	(61)	38	97	(61)	36
LVIP JPMorgan US Equity Fund	294	(1)	293	14	(1)	13
Macquarie VIP Asset Strategy(b)	1,550	(2,069)	(519)	49,278	(1,633)	47,645
Macquarie VIP Balanced(b)	85	(6)	79	104	(1,354)	(1,250)
Macquarie VIP Energy (b)	46	(5,769)	(5,723)	244	(32)	212
Macquarie VIP Global Growth(b)	969	(836)	133	252	(92)	160
Macquarie VIP Growth(b)	38	(16)	22	699	(16)	683
Macquarie VIP High Income(b)	15	(2,824)	(2,809)	181	(812)	(631)
Macquarie VIP International Core Equity(b)	112	(348)	(236)	172	(29)	143
Macquarie VIP Limited-Term Bond Series(b)	—	(61)	(61)	10,152	(43,554)	(33,402)
Macquarie VIP Mid Cap Growth(b)	1,689	(302)	1,387	15,935	(227)	15,708
Macquarie VIP Natural Resources(b)	20	(3)	17	19	(3)	16
Macquarie VIP Science And Technology(b)	1,593	(236)	1,357	81	(23)	58
Macquarie VIP Small Cap Growth(b)	549	(507)	42	168	(39)	129
Macquarie VIP Smid Cap Core(b)	28	(1,412)	(1,384)	49	(60)	(11)
MFS® VIT Global Tactical Allocation	132	(8,364)	(8,232)	311	(16)	295
MFS® VIT II Research International	649	(1,124)	(475)	232	(66)	166
MFS® VIT International Intrinsic Value	338	(214)	124	1,525	(5,781)	(4,256)
MFS® VIT New Discovery	1,138	(199)	939	14,147	(174)	13,973
MFS® VIT Research	78	(182)	(104)	102	(388)	(286)
MFS® VIT Total Return	87	(43)	44	89	(284)	(195)
MFS® VIT Utilities	262	(703)	(441)	692	(585)	107
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	55	(8)	47	672	(1,242)	(570)
Morningstar Balanced ETF Asset Allocation Portfolio	2,705	(4,304)	(1,599)	49,121	(81,916)	(32,795)
Morningstar Conservative ETF Asset Allocation Portfolio	9,446	(12,993)	(3,547)	3,028	(30,822)	(27,794)
Morningstar Growth ETF Asset Allocation Portfolio	638	(2,283)	(1,645)	3,943	(22,731)	(18,788)

(b)	Name change. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Morningstar Income and Growth ETF Asset Allocation Portfolio	160	(90)	70	5,454	(6,838)	(1,384)
NAA All Cap Value Series(b)	198	(40)	158	195	(64)	131
NAA Large Cap Value Series(b)	1,534	(1,736)	(202)	1,200	(8,625)	(7,425)
NAA Large Growth Series(b)	143	(92)	51	60	(12)	48
NAA Mid Growth Series(b)	414	(3,391)	(2,977)	831	(404)	427
NAA Small Cap Value Series(b)	130	(159)	(29)	43	(1,332)	(1,289)
NAA Smid-Cap Value Series(b)	43	(25)	18	807	(667)	140
NAA World Equity Income Series(b)	61	(377)	(316)	69	(393)	(324)
Neuberger Berman AMT Sustainable Equity	5,316	(729)	4,587	508	(990)	(482)
PIMCO VIT All Asset	147	(2,321)	(2,174)	159	(945)	(786)
PIMCO VIT CommodityRealReturn Strategy	16,325	(26,841)	(10,516)	17,055	(28,637)	(11,582)
PIMCO VIT Emerging Markets Bond	1,794	(1,902)	(108)	8,060	(1,373)	6,687
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	31	(2,729)	(2,698)	98	(7)	91
PIMCO VIT High Yield	1	(133)	(132)	3	(2)	1
PIMCO VIT International Bond Portfolio (Unhedged)	708	(7,496)	(6,788)	3,617	(836)	2,781
PIMCO VIT Low Duration Administrative	75,619	(22,765)	52,854	88,427	(60,073)	28,354
PIMCO VIT Low Duration Advisor	1,213	(695)	518	3,284	(4,975)	(1,691)
PIMCO VIT Real Return Administrative	3,120	(1,755)	1,365	1,660	(9,437)	(7,777)
PIMCO VIT Real Return Advisor	10,867	(22,674)	(11,807)	16,718	(4,971)	11,747
PIMCO VIT Short-Term	2,561	(10,226)	(7,665)	22,509	(4,660)	17,849
PIMCO VIT Total Return Administrative	4,453	(5,687)	(1,234)	6,652	(34,218)	(27,566)
PIMCO VIT Total Return Advisor	1,825	(8,066)	(6,241)	5,849	(4,918)	931
Pioneer Bond VCT	637	(276)	361	1,377	(21,075)	(19,698)
Pioneer Equity Income VCT	28	(2)	26	37	(11)	26
Pioneer Strategic Income VCT	304	(1,245)	(941)	425	(494)	(69)
Putnam VT Core Equity Fund	3,456	(1)	3,455	—	—	—
Putnam VT Large Cap Growth Fund	386	(1,040)	(654)	383	(299)	84

(b)	Name change. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Putnam VT Large Cap Value	9,964	(2,987)	6,977	2,013	(886)	1,127
Putnam VT Small Cap Growth	59	(8)	51	56	(7)	49
Rydex VIF Banking	207	(136)	71	207	(316)	(109)
Rydex VIF Basic Materials	679	(3,260)	(2,581)	927	(367)	560
Rydex VIF Biotechnology	910	(313)	597	1,175	(287)	888
Rydex VIF Commodities Strategy	2,792	(6,765)	(3,973)	4,196	(24,184)	(19,988)
Rydex VIF Consumer Products	131	(245)	(114)	518	(714)	(196)
Rydex VIF Dow 2x Strategy(e)	89	(88)	1	127	(100)	27
Rydex VIF Electronics	384	(1,939)	(1,555)	408	(2,687)	(2,279)
Rydex VIF Energy	4,376	(2,503)	1,873	4,707	(963)	3,744
Rydex VIF Energy Services	282	(3,722)	(3,440)	355	(108)	247
Rydex VIF Europe 1.25x Strategy(e)	—	—	—	—	—	—
Rydex VIF Financial Services	171	(30)	141	167	(29)	138
Rydex VIF Government Long Bond 1.2x Strategy(e)	355	(1,926)	(1,571)	1,612	(155)	1,457
Rydex VIF Health Care	264	(238)	26	534	(856)	(322)
Rydex VIF Internet	288	(1,559)	(1,271)	297	(158)	139
Rydex VIF Inverse Government Long Bond Strategy(e)	14	(1,816)	(1,802)	1,764	(5,672)	(3,908)
Rydex VIF Inverse Mid-Cap Strategy	242	(22,349)	(22,107)	59,336	(39,794)	19,542
Rydex VIF Inverse NASDAQ-100® Strategy	553	(52,138)	(51,585)	132,982	(85,885)	47,097
Rydex VIF Inverse Russell 2000® Strategy(e)	272	(21,522)	(21,250)	58,586	(39,957)	18,629
Rydex VIF Inverse S&P 500 Strategy(e)	144	(10)	134	48,074	(78,493)	(30,419)
Rydex VIF Japan 2x Strategy(e)	152	(25)	127	149	(27)	122
Rydex VIF Leisure	122	(12)	110	119	(12)	107
Rydex VIF Mid-Cap 1.5x Strategy(e)	101	(26)	75	187	(542)	(355)
Rydex VIF Money Market	492,282	(82,667)	409,615	156,424	(267,803)	(111,379)
Rydex VIF NASDAQ-100®	995	(2,340)	(1,345)	1,258	(1,076)	182
Rydex VIF NASDAQ-100® 2x Strategy(e)	3	(7)	(4)	8	(253)	(245)
Rydex VIF Nova(e)	158	(188)	(30)	161	(349)	(188)

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Rydex VIF Precious Metals	3,245	(4,556)	(1,311)	2,745	(2,868)	(123)
Rydex VIF Real Estate	928	(586)	342	225	(428)	(203)
Rydex VIF Retailing	73	(1,391)	(1,318)	98	(212)	(114)
Rydex VIF Russell 2000® 1.5x Strategy(e)	86	(44)	42	—	(4)	(4)
Rydex VIF Russell 2000® 2x Strategy(e)	1	—	1	—	—	—
Rydex VIF S&P 500 2x Strategy(e)	469	(331)	138	638	(446)	192
Rydex VIF S&P 500 Pure Growth	2,058	(2,051)	7	1,330	(1,091)	239
Rydex VIF S&P 500 Pure Value	1,596	(1,791)	(195)	2,009	(5,778)	(3,769)
Rydex VIF S&P MidCap 400 Pure Growth	1,483	(1,364)	119	1,127	(729)	398
Rydex VIF S&P MidCap 400 Pure Value	295	(345)	(50)	2,297	(2,864)	(567)
Rydex VIF S&P SmallCap 600 Pure Growth	189	(1,364)	(1,175)	94	(13)	81
Rydex VIF S&P SmallCap 600 Pure Value	99	(544)	(445)	1,062	(924)	138
Rydex VIF Strengthening Dollar 2x Strategy(e)	3,880	(6,242)	(2,362)	8,782	(11,896)	(3,114)
Rydex VIF Technology	9,442	(108,153)	(98,711)	33,698	(41,830)	(8,132)
Rydex VIF Transportation	42	(936)	(894)	56	(11)	45
Rydex VIF Utilities	238	(411)	(173)	273	(1,823)	(1,550)
Rydex VIF Weakening Dollar 2x Strategy(e)	—	—	—	14,256	(14,256)	—
T. Rowe Price Blue Chip Growth	6,947	(3,189)	3,758	1,298	(6,364)	(5,066)
T. Rowe Price Equity Income	106	(6,335)	(6,229)	665	(24,762)	(24,097)
T. Rowe Price Health Sciences	348	(507)	(159)	359	(1,730)	(1,371)
T. Rowe Price Limited-Term Bond	651	(394)	257	5,398	(159)	5,239
Templeton Developing Markets VIP Fund	1,558	(1,046)	512	14,000	(4,013)	9,987
Templeton Foreign VIP Fund	611	(1,835)	(1,224)	3,021	(38,886)	(35,865)
Templeton Global Bond VIP Fund	3,062	(2,709)	353	728	(13,507)	(12,779)
VanEck VIP Global Gold	4,362	(74)	4,288	38	(3)	35
VanEck VIP Global Resources	3,025	(2,990)	35	418	(16,434)	(16,016)
Vanguard® VIF Balanced	456	(6,798)	(6,342)	579	(300)	279
Vanguard® VIF Capital Growth	1,754	(4)	1,750	2,113	(16)	2,097

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Vanguard® VIF Conservative Allocation	600	(747)	(147)	598	(40)	558
Vanguard® VIF Diversified Value	3,286	(8,157)	(4,871)	40,748	(1,128)	39,620
Vanguard® VIF Equity Income	1,480	(833)	647	1,656	(1,023)	633
Vanguard® VIF Equity Index	6,012	(2,882)	3,130	57,782	(993)	56,789
Vanguard® VIF Global Bond Index	33	(2)	31	31	(2)	29
Vanguard® VIF Growth	390	(1,838)	(1,448)	389	(331)	58
Vanguard® VIF High Yield Bond	456	(3,331)	(2,875)	517	(43)	474
Vanguard® VIF International	4,383	(9,278)	(4,895)	23,287	(828)	22,459
Vanguard® VIF Mid-Cap Index	1,650	(2,741)	(1,091)	20,970	(23,552)	(2,582)
Vanguard® VIF Moderate Allocation	64,950	(94,285)	(29,335)	117,016	(58,655)	58,361
Vanguard® VIF Real Estate Index	2,233	(934)	1,299	3,358	(122)	3,236
Vanguard® VIF Short Term Investment Grade	32,426	(6,437)	25,989	45,109	(13,231)	31,878
Vanguard® VIF Small Company Growth(e)	265	(148)	117	142	(34)	108
Vanguard® VIF Total Bond Market Index	27,945	(43,537)	(15,592)	241,942	(57,055)	184,887
Vanguard® VIF Total International Stock Market Index	4,499	(328)	4,171	6,825	(342)	6,483
Vanguard® VIF Total Stock Market Index	18,005	(17,895)	110	60,449	(4,355)	56,094
Virtus Duff & Phelps Real Estate Securities Series	37	(5)	32	135	(4,548)	(4,413)
Virtus KAR Small-Cap Growth Series	631	(2,690)	(2,059)	356	(247)	109
Virtus Newfleet Multi-Sector Intermediate Bond Series	17	(1,093)	(1,076)	42	(12)	30
Virtus SGA International Growth Series	194	(192)	2	511	(19,095)	(18,584)
Voya MidCap Opportunities Portfolio	106	(19)	87	103	(18)	85
VY CBRE Global Real Estate Portfolio	232	(1,758)	(1,526)	79	(18)	61
VY CBRE Real Estate Portfolio	54	(3)	51	52	(4)	48

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2024, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
AB VPS Discovery Value Portfolio
2024	—	18.79	18.79	—	—	0.25	0.25	6.22	6.22
2023	215	17.69	17.69	3,784	0.01	0.25	0.25	13.11	13.11
2022	212	15.64	15.64	3,296	0.01	0.25	0.25	(18.50)	(18.50)
2021	209	19.19	19.19	3,987	0.01	0.25	0.25	31.26	31.26
2020	206	12.05	14.84	2,993	0.00	0.25	1.45	(1.47)	(0.27)
AB VPS Relative Value Portfolio
2024	2,175	17.91	17.91	38,939	0.01	1.25	1.25	8.09	8.09
2023	2,115	16.57	16.57	35,040	0.01	1.25	1.45	7.04	7.04
2022	2,057	15.48	15.48	31,823	0.01	1.45	1.45	(8.35)	(8.35)
2021	2,000	16.89	16.89	33,781	0.01	1.45	1.45	22.30	22.30
2020	1,942	13.81	17.04	26,814	0.01	0.25	1.45	(2.06)	(0.81)
AFIS Capital World Growth and Income
2024	12,113	14.08	15.72	180,887	0.02	0.25	1.25	8.89	10.01
2023	11,770	12.93	14.29	160,448	0.02	0.25	1.45	15.65	16.84
2022	14,570	11.18	12.23	172,026	0.02	0.25	1.45	(20.99)	(20.22)
2021	14,229	14.15	15.33	211,273	0.01	0.25	1.45	9.52	10.85
2020	13,402	12.92	14.01	180,688	0.01	0.25	1.45	3.78	5.10

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
AFIS U.S. Government Securities
2024	115,047	6.93	7.74	812,155	0.04	0.25	1.25	(3.75)	(2.76)
2023	99,106	7.20	7.20	713,432	0.03	1.25	1.45	(1.64)	(1.64)
2022	95,832	7.32	7.32	701,493	0.03	1.45	1.45	(14.88)	(14.88)
2021	92,699	8.60	8.60	797,314	0.01	1.45	1.45	(5.18)	(5.18)
2020	89,583	9.07	9.84	812,723	0.03	0.25	1.45	4.61	6.03
AFIS Washington Mutual Investors
2024	56,358	17.96	20.06	1,036,916	0.01	0.25	1.25	13.89	15.02
2023	56,445	15.77	17.44	909,260	0.02	0.25	1.45	12.08	13.25
2022	57,468	14.07	15.40	826,694	0.02	0.25	1.45	(12.50)	(11.60)
2021	51,035	16.08	17.42	838,239	0.01	0.25	1.45	22.00	23.46
2020	47,405	13.18	14.29	636,880	0.01	0.25	1.45	3.70	5.00
Alger Capital Appreciation (e)
2024	22,311	32.85	43.28	746,316	—	0.25	1.25	41.59	43.03
2023	21,997	23.20	30.26	520,741	—	0.25	1.45	36.87	38.24
2022	35,680	16.95	21.89	680,978	—	0.25	1.45	(39.33)	(38.70)
2021	36,228	27.94	35.71	1,136,567	—	0.25	1.45	13.67	15.05
2020	37,630	24.58	31.63	1,032,920	—	0.25	1.45	35.20	36.87
Alger Large Cap Growth
2024	979	14.54	14.92	14,230	—	0.25	1.25	36.91	38.28
2023	2,850	10.62	10.79	30,600	—	0.25	1.45	27.19	28.45
2022	2,802	8.35	8.40	23,498	—	0.25	1.45	(16.50)	(16.00)
Allspring Opportunity VT
2024	5,310	26.41	26.41	140,239	—	1.40	1.40	10.04	10.04
2023	5,655	24.00	24.00	135,911	—	1.40	1.40	21.09	21.09
2022	6,005	19.82	19.82	119,192	—	1.40	1.40	(24.21)	(24.21)
2021	5,440	26.15	26.15	142,436	0.00	1.40	1.40	19.41	19.41
2020	6,658	16.91	22.26	145,933	0.00	0.25	1.45	15.74	17.16

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Allspring VT Discovery All Cap Growth Fund
2024	4,670	23.15	23.15	108,109	—	1.25	1.25	15.92	15.92
2023	4,540	19.97	19.97	90,662	—	1.25	1.45	27.60	27.60
2022	4,415	15.65	15.65	69,076	—	1.45	1.45	(39.78)	(39.78)
2021	4,785	25.99	25.99	124,345	—	1.45	1.45	9.94	9.94
2020	3,944	23.64	29.85	93,203	—	0.25	1.45	36.96	38.58
ALPS/Alerian Energy Infrastructure
2024	9,526	11.90	13.46	113,454	0.02	0.25	1.25	34.77	36.10
2023	9,258	8.83	9.89	81,835	0.02	0.25	1.45	9.15	10.26
2022	21,462	8.09	8.97	184,557	0.05	0.25	1.45	12.52	13.54
2021	17,838	7.19	7.90	137,222	0.02	0.25	1.45	31.68	33.45
2020	16,924	5.46	6.01	98,487	0.02	0.25	1.45	(28.44)	(27.50)
American Funds IS® Asset Allocation
2024	41,442	14.12	15.77	602,177	0.02	0.25	1.25	11.27	12.40
2023	55,079	12.69	14.03	713,213	0.02	0.25	1.45	9.21	10.39
2022	49,949	11.62	12.71	591,459	0.01	0.25	1.45	(17.24)	(16.44)
2021	109,404	14.04	15.21	1,543,759	0.01	0.25	1.45	9.86	11.18
2020	65,400	12.78	13.85	841,697	0.02	0.25	1.45	7.21	8.54
American Funds IS® Capital World Bond
2024	14,198	5.87	6.56	92,096	0.02	0.25	1.25	(7.41)	(6.42)
2023	14,316	6.34	7.01	99,000	—	0.25	1.45	1.44	2.49
2022	13,896	6.25	6.84	93,865	0.00	0.25	1.45	(21.19)	(20.47)
2021	13,489	7.93	8.60	114,713	0.02	0.25	1.45	(9.37)	(8.12)
2020	11,776	8.75	9.48	109,973	0.01	0.25	1.45	4.92	6.04
American Funds IS® Global Growth
2024	20,442	17.57	19.62	367,529	0.01	0.25	1.25	8.59	9.73
2023	20,810	16.18	17.88	343,307	0.01	0.25	1.45	17.25	18.41
2022	21,544	13.80	15.10	302,307	0.00	0.25	1.45	(28.05)	(27.30)
2021	21,141	19.18	20.77	411,376	0.00	0.25	1.45	11.12	12.39
2020	19,838	17.26	18.71	346,885	0.00	0.25	1.45	24.44	25.99

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Funds IS® Global Small Capitalization
2024	992	10.87	10.87	10,773	—	1.25	1.25	(2.16)	(2.16)
2023	8,104	11.11	11.11	90,062	0.00	1.25	1.45	10.99	10.99
2022	8,025	10.01	10.01	80,362	—	1.45	1.45	(32.64)	(32.64)
2021	7,946	14.86	14.86	118,077	—	1.45	1.45	1.78	1.78
2020	323	14.60	15.82	4,704	0.00	0.25	1.45	23.73	25.26
American Funds IS® Growth
2024	23,306	30.74	34.32	716,889	—	0.25	1.25	25.83	27.11
2023	28,019	24.43	27.00	689,557	0.00	0.25	1.45	32.41	33.73
2022	27,983	18.45	20.19	520,158	0.00	0.25	1.45	(33.03)	(32.34)
2021	27,270	27.55	29.84	755,723	0.00	0.25	1.45	16.39	17.80
2020	18,247	23.67	25.65	435,691	0.00	0.25	1.45	45.13	46.82
American Funds IS® Growth-Income
2024	21,722	20.95	23.39	464,588	0.01	0.25	1.25	18.76	19.95
2023	21,621	17.64	19.50	389,339	0.01	0.25	1.45	20.57	21.80
2022	21,241	14.63	16.01	316,440	0.01	0.25	1.45	(20.14)	(19.35)
2021	18,672	18.32	19.85	344,940	0.01	0.25	1.45	18.42	19.87
2020	23,853	15.47	16.77	377,067	0.01	0.25	1.45	8.26	9.61
American Funds IS® International
2024	9,680	8.72	9.73	86,687	0.01	0.25	1.25	(1.36)	(0.41)
2023	5,470	8.84	9.77	50,397	0.01	0.25	1.45	10.78	11.91
2022	5,319	7.98	8.73	44,068	0.01	0.25	1.45	(24.29)	(23.56)
2021	5,173	10.54	11.42	56,381	0.03	0.25	1.45	(5.98)	(4.83)
2020	4,062	11.21	12.15	47,176	0.00	0.25	1.45	8.73	9.95
American Funds IS® International Growth and Income
2024	29,933	8.44	9.43	279,133	0.02	0.25	1.25	(1.17)	(0.11)
2023	29,487	8.54	9.44	275,646	0.03	0.25	1.45	10.77	11.98
2022	12,736	7.71	8.43	105,047	0.03	0.25	1.45	(19.01)	(18.23)
2021	12,528	9.52	10.31	126,514	0.03	0.25	1.45	0.53	1.68
2020	13,327	9.47	10.27	133,655	0.01	0.25	1.45	1.07	2.39

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Funds IS® New World
2024	13,038	10.33	11.53	138,187	0.01	0.25	1.25	1.97	2.95
2023	12,760	10.13	11.20	132,285	0.01	0.25	1.45	10.83	12.00
2022	12,457	9.14	10.00	116,090	0.01	0.25	1.45	(25.51)	(24.76)
2021	11,261	12.27	13.29	139,865	0.01	0.25	1.45	0.08	1.30
2020	8,601	12.26	13.29	106,861	0.00	0.25	1.45	17.88	19.30
BlackRock Advantage Large Cap Core V.I.
2024	1,457	23.93	30.65	34,863	—	0.25	1.25	19.89	21.10
2023	1,433	19.96	25.31	28,676	0.00	0.25	1.45	19.74	20.93
2022	9,249	16.67	20.93	187,692	0.01	0.25	1.45	(23.46)	(22.71)
2021	9,438	21.78	27.08	248,406	0.00	0.25	1.45	22.50	23.99
2020	9,507	17.78	22.26	202,324	0.01	0.25	1.45	14.27	15.70
BlackRock Basic Value V.I.
2024	1,343	15.01	15.01	20,157	—	1.25	1.25	5.41	5.41
2023	9,361	14.24	14.24	133,226	0.02	1.25	1.45	11.42	11.42
2022	9,262	12.78	12.78	118,317	0.02	1.45	1.45	(9.04)	(9.04)
2021	2,226	14.05	14.05	31,239	0.01	1.45	1.45	16.02	16.02
2020	2,018	12.11	15.84	24,398	0.01	0.25	1.45	(1.38)	(0.19)
BlackRock Equity Dividend V.I.
2024	13,539	16.59	16.59	224,778	0.02	1.25	1.25	5.13	5.13
2023	16,073	15.78	15.78	253,795	0.02	1.25	1.45	7.35	7.35
2022	15,630	14.70	14.70	229,938	0.01	1.45	1.45	(8.13)	(8.13)
2021	15,200	16.00	16.00	243,284	0.01	1.45	1.45	15.11	15.11
2020	14,754	13.90	17.71	205,219	0.02	0.25	1.45	(1.00)	0.23
BlackRock Global Allocation V.I.
2024	9,259	10.97	12.54	101,478	0.01	0.25	1.25	4.38	5.47
2023	12,200	10.51	11.89	131,622	0.02	0.25	1.45	7.79	8.88
2022	12,907	9.75	10.92	129,853	—	0.25	1.45	(19.55)	(18.75)
2021	12,603	12.12	13.44	157,212	0.01	0.25	1.45	1.76	2.99
2020	12,276	11.91	13.29	149,956	0.01	0.25	1.45	15.41	16.78

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
BlackRock High Yield V.I.
2024	45,888	10.36	11.71	503,472	0.07	0.25	1.25	3.29	4.37
2023	44,022	10.03	11.22	464,398	0.06	0.25	1.45	8.20	9.36
2022	53,336	9.27	10.26	521,860	0.05	0.25	1.45	(14.25)	(13.42)
2021	52,783	10.81	11.85	600,473	0.04	0.25	1.45	0.65	1.80
2020	53,535	10.74	11.81	601,932	0.05	0.25	1.45	2.38	3.60
BlackRock Large Cap Focus Growth V.I.
2024	5,324	32.34	32.34	172,446	—	1.25	1.25	25.89	25.89
2023	1,843	25.69	25.69	47,359	—	1.25	1.45	46.13	46.13
2022	4,371	17.58	17.58	77,084	—	1.45	1.45	(40.81)	(40.81)
2021	4,281	29.70	29.70	127,380	—	1.45	1.45	12.63	12.63
2020	4,165	26.37	32.80	110,007	—	0.25	1.45	37.20	38.81
BNY Mellon IP Small Cap Stock Index
2024	6,423	16.06	20.59	122,026	0.01	0.25	1.25	3.41	4.52
2023	5,767	15.53	19.70	104,216	0.01	0.25	1.45	10.61	11.74
2022	5,845	14.04	17.63	95,005	0.01	0.25	1.45	(20.09)	(19.31)
2021	6,442	17.57	21.85	130,254	0.01	0.25	1.45	20.67	22.14
2020	7,757	14.56	18.17	130,624	0.01	0.25	1.45	5.74	7.07
BNY Mellon IP Technology Growth
2024	7,791	30.40	35.46	236,902	—	0.25	1.25	20.11	21.36
2023	7,924	25.31	29.22	201,760	—	0.25	1.45	52.38	53.95
2022	7,723	16.61	18.98	128,968	—	0.25	1.45	(48.72)	(48.23)
2021	7,527	32.39	36.66	245,094	—	0.25	1.45	7.72	9.04
2020	12,206	30.07	34.13	368,568	0.00	0.25	1.45	62.19	64.17
BNY Mellon VIF Appreciation
2024	531	20.58	20.58	10,941	—	1.25	1.25	7.75	7.75
2023	517	19.10	19.10	9,871	0.00	1.25	1.45	15.69	15.69
2022	503	16.51	16.51	8,300	0.01	1.45	1.45	(21.64)	(21.64)
2021	—	21.07	23.91	—	—	0.25	1.45	21.23	22.74
2020	—	17.38	19.78	—	—	0.25	1.45	17.99	19.44

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Delaware VIP Global Equity (c)
2024	—	13.12	13.12	—	0.09	1.25	1.25	5.98	5.98
2023	873	12.38	12.38	10,800	0.02	1.25	1.45	9.36	9.36
2022	849	11.32	11.32	9,604	0.04	1.45	1.45	(14.95)	(14.95)
2021	825	13.31	13.31	10,987	0.02	1.45	1.45	11.85	11.85
2020	801	11.90	14.14	9,531	0.02	0.25	1.45	(1.41)	(0.14)
Dimensional VA Global Moderate Allocation
2024	3,938	11.87	11.87	46,759	—	1.65	1.65	6.84	6.84
2023	—	11.11	11.93	—	—	0.25	1.65	9.57	11.08
2022	—	10.14	10.71	—	—	0.25	1.85	(15.00)	(13.77)
2021	—	11.93	12.46	—	—	0.25	1.85	8.75	10.56
2020	—	10.97	11.27	—	—	0.25	1.85	5.99	7.74
Dimensional VA International Small Portfolio
2024	18,528	11.21	13.21	237,782	0.04	0.25	1.65	(0.97)	0.53
2023	17,615	11.32	13.14	225,283	0.04	0.25	1.85	8.95	10.51
2022	6,620	10.39	11.89	73,743	0.02	0.25	1.85	(21.35)	(20.31)
2021	7,032	13.21	14.92	99,356	0.03	0.25	1.85	9.08	10.93
2020	6,046	12.11	13.66	77,040	0.02	0.25	1.85	4.22	5.89
Dimensional VA International Value Portfolio
2024	86,225	10.53	12.08	1,038,679	0.04	0.25	1.65	1.74	3.25
2023	98,854	10.35	11.70	1,139,231	0.07	0.25	1.85	12.50	14.04
2022	32,653	9.20	10.26	321,359	0.05	0.25	1.85	(7.82)	(6.47)
2021	19,336	9.98	10.97	204,370	0.05	0.25	1.85	12.51	14.27
2020	15,244	8.87	9.74	145,097	0.02	0.25	1.85	(6.43)	(4.98)

(c)	Merger. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Dimensional VA Short-Term Fixed Portfolio
2024	27,002	7.65	7.65	206,626	0.05	0.25	0.25	2.14	2.14
2023	26,645	7.49	7.49	199,680	0.07	0.25	0.25	1.63	1.63
2022	705	7.37	7.37	5,184	0.01	0.25	0.25	(4.41)	(4.41)
2021	1,003	7.71	7.71	7,716	—	0.25	0.25	(3.38)	(3.38)
2020	4,845	7.45	8.10	38,626	0.00	0.25	1.85	(4.24)	(2.64)
Dimensional VA U.S. Large Value Portfolio
2024	20,630	16.14	20.93	372,835	0.02	0.25	1.65	8.25	9.75
2023	29,316	14.91	19.07	509,180	0.01	0.25	1.85	5.82	7.38
2022	62,077	14.09	17.76	1,059,205	0.02	0.25	1.85	(9.16)	(7.88)
2021	62,879	15.51	19.28	1,169,141	0.02	0.25	1.85	20.98	22.96
2020	66,683	12.82	15.92	1,013,445	0.02	0.25	1.85	(6.08)	(4.50)
Dimensional VA U.S. Targeted Value Portfolio
2024	15,628	16.91	22.42	347,718	0.01	0.25	1.65	3.24	4.72
2023	29,501	16.38	21.41	561,271	0.02	0.25	1.85	14.55	16.17
2022	13,762	14.30	18.43	196,704	0.01	0.25	1.85	(8.51)	(7.25)
2021	13,896	15.63	19.87	218,774	0.03	0.25	1.85	33.02	35.17
2020	856	11.75	14.92	11,268	0.00	0.25	1.85	(0.93)	0.61
Donoghue Forlines Dividend VIT Fund (a)
2024	1,255	9.25	9.25	11,613	0.02	0.25	0.25	9.21	9.21
2023	1,221	8.47	8.47	10,346	0.02	0.25	0.25	(4.72)	(4.72)
2022	1,187	8.89	8.89	10,560	—	0.25	0.25	(13.18)	(13.18)
2021	—	10.24	10.24	—	—	0.25	1.45	—	—

(a)	See Note 1 for subaccount incepted date

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
DWS Core Equity VIP (d)
2024	—	23.38	23.38	—	0.01	1.25	1.25	12.57	12.57
2023	4,862	20.77	20.77	100,977	0.01	1.25	1.45	19.99	19.99
2022	4,915	17.31	17.31	85,094	0.01	1.45	1.45	(19.23)	(19.23)
2021	7,305	21.43	21.43	156,563	0.00	1.45	1.45	19.52	19.52
2020	7,090	17.93	23.21	127,158	0.01	0.25	1.45	10.61	11.96
DWS Global Small Cap VIP (d)
2024	—	10.01	10.01	—	0.02	1.25	1.25	(2.15)	(2.15)
2023	7,054	10.23	10.23	72,165	0.01	1.25	1.45	19.09	19.09
2022	6,851	8.59	8.59	58,877	0.00	1.45	1.45	(27.39)	(27.39)
2021	6,654	11.83	11.83	78,733	0.00	1.45	1.45	9.64	9.64
2020	6,458	10.79	12.94	69,676	0.01	0.25	1.45	11.81	13.21
DWS Small Mid Cap Value VIP
2024	29,288	14.40	14.40	421,577	0.01	0.25	0.25	2.42	2.42
2023	27,542	14.06	14.06	387,084	0.00	0.25	0.25	10.97	10.97
2022	1,653	12.67	12.67	20,940	0.01	0.25	0.25	(18.83)	(18.83)
2021	927	15.61	15.61	14,465	—	0.25	0.25	25.89	25.89
2020	—	10.63	12.63	—	—	0.25	1.45	(5.43)	(4.32)
Eaton Vance VT Floating-Rate Income
2024	20,990	10.26	10.26	215,438	0.08	0.25	0.25	4.27	4.27
2023	23,674	9.84	9.84	233,061	0.08	0.25	0.25	7.66	7.66
2022	21,338	9.14	9.14	195,138	0.06	0.25	0.25	(5.87)	(5.87)
2021	5,656	9.71	9.71	54,937	0.03	0.25	0.25	0.31	0.31
2020	4,216	9.04	9.80	40,834	0.03	0.25	1.45	(2.48)	(1.31)
Federated Hermes Fund for U.S. Government Securities II
2024	23,821	6.36	7.75	155,592	0.04	0.25	1.45	(3.93)	(2.64)
2023	23,898	6.62	7.96	161,644	0.02	0.25	1.45	(0.30)	0.89
2022	34,749	6.64	7.89	234,858	0.12	0.25	1.45	(16.37)	(15.43)
2021	24,140	7.94	9.33	195,373	0.02	0.25	1.45	(6.37)	(5.09)
2020	24,144	8.48	10.11	208,076	0.03	0.25	1.45	0.57	1.92

(d)	Liquidation. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Federated Hermes High Income Bond II
2024	21,756	9.68	14.31	267,923	0.05	0.25	1.35	1.27	2.45
2023	21,872	9.55	14.13	264,378	0.06	0.25	1.45	7.70	8.87
2022	30,190	8.86	12.74	319,916	0.05	0.25	1.45	(15.54)	(14.73)
2021	34,357	10.49	14.94	441,956	0.05	0.25	1.45	(0.10)	1.08
2020	35,080	10.50	15.56	453,982	0.05	0.25	1.45	0.86	2.15
Fidelity® VIP Balanced
2024	51,019	17.56	21.12	912,794	0.02	0.25	1.25	10.79	11.92
2023	41,196	15.85	18.87	662,148	0.02	0.25	1.45	16.20	17.35
2022	38,757	13.64	16.08	535,912	0.01	0.25	1.45	(21.56)	(20.79)
2021	34,512	17.39	17.39	600,170	0.01	1.45	1.45	12.85	12.85
2020	30,359	15.41	18.11	467,925	0.01	0.25	1.45	16.74	18.21
Fidelity® VIP Contrafund
2024	75,872	26.33	38.36	2,170,046	—	0.25	1.35	27.74	29.18
2023	72,047	20.59	30.03	1,629,629	0.00	0.25	1.45	27.46	28.88
2022	73,484	16.14	19.70	1,308,832	0.00	0.25	1.45	(29.52)	(28.83)
2021	70,263	22.90	27.68	1,783,234	0.00	0.25	1.45	21.94	23.41
2020	70,068	18.78	27.42	1,485,519	0.00	0.25	1.45	24.54	26.09
Fidelity® VIP Disciplined Small Cap
2024	2,486	15.98	21.79	47,409	0.01	0.25	1.25	11.67	12.84
2023	2,560	14.31	19.31	43,861	0.01	0.25	1.45	15.68	16.82
2022	2,593	12.37	16.53	38,271	0.01	0.25	1.45	(21.86)	(21.06)
2021	2,521	15.83	20.94	47,310	0.00	0.25	1.45	15.21	16.53
2020	1,410	13.74	18.31	25,329	0.00	0.25	1.45	12.90	14.37
Fidelity® VIP Emerging Markets
2024	24,277	11.38	12.10	288,546	0.01	0.25	1.25	5.08	6.14
2023	20,831	10.83	11.40	234,018	0.02	0.25	1.45	4.94	6.05
2022	15,887	10.32	10.75	168,291	0.01	0.25	1.45	(23.67)	(22.94)
2021	15,499	13.52	13.95	213,737	0.02	0.25	1.45	(6.63)	(5.55)
2020	16,408	14.48	14.99	240,874	0.01	0.25	1.45	25.15	26.71

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® VIP Growth & Income
2024	22,683	20.96	30.67	591,973	0.01	0.25	1.25	16.83	18.09
2023	22,295	17.94	25.98	495,386	0.01	0.25	1.45	13.47	14.60
2022	26,051	15.81	22.25	519,134	0.01	0.25	1.45	(9.14)	(8.17)
2021	24,865	17.40	24.23	545,448	0.02	0.25	1.45	20.17	21.64
2020	19,914	14.48	20.30	377,403	0.02	0.25	1.45	2.91	4.10
Fidelity® VIP Growth Opportunities
2024	40,531	39.44	50.71	1,888,961	—	0.25	1.35	32.60	34.12
2023	48,957	29.71	37.81	1,668,656	—	0.25	1.45	39.13	40.66
2022	58,455	21.33	26.88	1,429,680	—	0.25	1.45	(40.88)	(40.27)
2021	66,243	36.08	45.00	2,701,860	—	0.25	1.45	6.81	8.10
2020	64,911	33.78	42.78	2,461,025	—	0.25	1.45	60.86	62.85
Fidelity® VIP High Income
2024	3,793	9.27	10.36	35,989	0.05	0.25	1.25	4.16	5.07
2023	4,753	8.90	9.86	44,088	0.06	0.25	1.45	5.58	6.71
2022	4,626	8.43	9.24	40,454	0.06	0.25	1.45	(15.36)	(14.44)
2021	3,487	9.96	10.80	35,337	0.05	0.25	1.45	(0.20)	0.93
2020	3,385	9.98	10.86	34,316	0.04	0.25	1.45	(2.06)	(0.91)
Fidelity® VIP Index 500
2024	51,048	25.02	29.94	1,348,814	0.01	0.25	1.40	19.17	20.58
2023	52,451	20.96	24.83	1,152,075	0.01	0.25	1.45	20.51	21.89
2022	85,754	17.37	20.37	1,603,744	0.01	0.25	1.45	(21.83)	(21.02)
2021	102,551	22.22	25.79	2,427,037	0.01	0.25	1.45	22.69	24.17
2020	92,605	18.11	21.34	1,794,005	0.02	0.25	1.45	12.76	14.12
Fidelity® VIP Investment Grade Bond
2024	61,128	7.56	9.34	505,260	0.03	0.25	1.35	(2.83)	(1.68)
2023	77,772	7.77	9.50	674,072	0.02	0.25	1.45	1.44	2.59
2022	94,339	7.65	9.26	795,192	0.02	0.25	1.45	(16.85)	(16.05)
2021	95,114	9.20	11.03	961,992	0.02	0.25	1.45	(5.15)	(4.00)
2020	89,889	9.70	11.81	953,725	0.02	0.25	1.45	4.41	5.64

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® VIP Mid Cap
2024	3,761	17.28	20.71	75,213	—	0.25	1.25	12.28	13.42
2023	3,721	15.39	18.26	65,616	0.00	0.25	1.45	10.09	11.21
2022	14,659	13.98	16.42	238,670	0.00	0.25	1.45	(18.48)	(17.69)
2021	15,119	17.15	19.95	299,068	0.00	0.25	1.45	19.85	21.28
2020	26,739	14.31	16.76	413,741	0.00	0.25	1.45	12.68	14.09
Fidelity® VIP Overseas
2024	10,131	11.65	12.92	123,593	0.01	0.25	1.25	0.43	1.49
2023	10,158	11.60	12.73	122,988	0.01	0.25	1.45	15.19	16.36
2022	5,442	10.07	10.07	54,802	0.01	1.45	1.45	(27.81)	(27.81)
2021	5,257	13.95	13.95	73,333	0.00	1.45	1.45	14.25	14.25
2020	5,073	12.21	13.23	61,974	0.00	0.25	1.45	10.30	11.65
Fidelity® VIP Real Estate
2024	5,010	10.40	14.02	61,254	0.04	0.25	1.25	1.86	2.86
2023	6,285	10.21	13.63	72,572	0.02	0.25	1.45	6.24	7.32
2022	16,686	9.61	12.70	200,398	0.01	0.25	1.45	(30.66)	(29.99)
2021	17,169	13.86	18.14	295,978	0.01	0.25	1.45	32.63	34.27
2020	18,369	10.45	13.77	237,534	0.02	0.25	1.45	(10.84)	(9.76)
Fidelity® VIP Strategic Income
2024	21,804	8.81	10.12	193,514	0.03	0.25	1.25	1.38	2.43
2023	22,855	8.69	9.88	199,979	0.04	0.25	1.45	4.57	5.67
2022	22,411	8.31	9.35	187,372	0.04	0.25	1.45	(15.20)	(14.30)
2021	17,860	9.80	9.80	174,988	0.03	1.45	1.45	(1.01)	(1.01)
2020	15,665	9.90	11.10	155,000	0.03	0.25	1.45	2.48	3.74
Franklin DynaTech VIP
2024	236	24.78	29.61	5,845	—	0.25	1.25	24.96	26.27
2023	1,076	19.83	23.45	24,395	—	0.25	1.45	37.80	39.17
2022	1,058	14.39	16.85	17,277	—	0.25	1.45	(42.44)	(41.86)
2021	880	25.00	28.98	25,500	—	0.25	1.45	11.11	12.46
2020	3,818	22.50	26.26	88,742	—	0.25	1.45	38.55	40.20

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Franklin Growth and Income VIP Fund
2024	18,647	17.70	23.71	373,296	0.02	0.25	1.25	13.10	14.21
2023	18,110	15.65	20.76	319,132	0.02	0.25	1.45	4.47	5.54
2022	17,597	14.98	19.67	295,506	0.03	0.25	1.45	(10.73)	(9.81)
2021	14,817	16.78	21.81	281,682	0.02	0.25	1.45	19.86	21.23
2020	14,381	14.00	18.33	226,823	0.03	0.25	1.45	0.86	2.17
Franklin Income VIP Fund
2024	23,739	11.19	13.65	267,186	0.05	0.25	1.25	2.75	3.80
2023	25,217	10.89	13.15	276,131	0.05	0.25	1.45	4.11	5.12
2022	25,691	10.46	12.51	272,194	0.04	0.25	1.45	(9.44)	(8.49)
2021	20,603	11.55	13.67	239,942	0.04	0.25	1.45	11.70	13.07
2020	17,894	10.34	12.32	186,675	0.05	0.25	1.45	(3.72)	(2.53)
Franklin Large Cap Growth VIP Fund
2024	18,136	24.57	31.86	464,911	—	0.25	1.25	20.97	22.26
2023	19,632	20.31	26.06	413,517	—	0.25	1.45	34.68	35.94
2022	18,003	15.08	19.17	281,847	—	0.25	1.45	(39.17)	(38.54)
2021	724	24.79	24.79	17,943	—	1.45	1.45	10.23	10.23
2020	—	22.49	28.48	—	—	0.25	1.45	38.31	40.02
Franklin Mutual Global Discovery VIP Fund
2024	9,232	12.33	15.79	137,554	0.02	0.25	1.25	0.33	1.28
2023	8,977	12.29	15.59	132,310	0.03	0.25	1.45	15.29	16.43
2022	8,729	10.66	13.39	110,707	0.01	0.25	1.45	(8.73)	(7.78)
2021	8,489	11.68	14.52	117,000	0.02	0.25	1.45	13.95	15.33
2020	14,959	10.25	12.82	183,281	0.02	0.25	1.45	(8.65)	(7.57)
Franklin Mutual Shares VIP Fund
2024	4,229	12.42	16.24	68,676	0.02	0.25	1.25	6.70	7.69
2023	5,714	11.64	15.08	80,639	0.02	0.25	1.45	8.68	9.83
2022	4,751	10.71	13.73	62,925	0.02	0.25	1.45	(11.27)	(10.38)
2021	4,620	12.07	15.32	68,370	0.03	0.25	1.45	13.98	15.36
2020	3,776	10.59	13.53	50,135	0.02	0.25	1.45	(9.18)	(8.08)

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Franklin Rising Dividends VIP Fund
2024	29,644	19.46	27.10	738,808	0.01	0.25	1.25	6.16	7.24
2023	33,434	18.33	25.27	755,987	0.01	0.25	1.45	7.44	8.50
2022	26,454	17.06	23.29	538,620	0.01	0.25	1.45	(14.31)	(13.39)
2021	21,634	19.91	26.89	525,728	0.01	0.25	1.45	21.33	22.73
2020	13,987	16.41	22.33	279,536	0.01	0.25	1.45	10.88	12.27
Franklin Small Cap Value VIP Fund
2024	29,182	15.23	20.04	526,387	0.01	0.25	1.25	7.03	8.15
2023	29,507	14.23	18.53	493,008	0.00	0.25	1.45	8.05	9.13
2022	29,865	13.17	16.98	455,822	0.01	0.25	1.45	(13.75)	(12.92)
2021	29,085	15.27	19.50	511,740	0.01	0.25	1.45	19.86	21.42
2020	32,166	12.74	16.37	462,484	0.01	0.25	1.45	0.55	1.80
Franklin Small-Mid Cap Growth VIP Fund
2024	18,118	18.07	42.20	379,198	—	0.25	1.45	6.18	7.46
2023	22,388	16.98	39.27	446,774	—	0.25	1.45	21.21	22.72
2022	26,007	16.41	32.00	428,726	—	0.25	1.45	(36.54)	(35.79)
2021	19,565	25.86	49.84	515,122	—	0.25	1.45	5.21	6.50
2020	23,765	20.90	47.92	587,532	—	0.25	1.45	48.33	50.13
Franklin Strategic Income VIP Fund
2024	4,366	7.67	7.67	33,475	0.04	1.25	1.25	(0.26)	(0.26)
2023	4,245	7.69	7.69	32,655	0.05	1.25	1.45	3.64	3.64
2022	4,128	7.42	7.42	30,627	0.04	1.45	1.45	(14.52)	(14.52)
2021	4,014	8.68	8.68	34,823	0.03	1.45	1.45	(2.25)	(2.25)
2020	3,896	8.88	10.24	34,607	0.05	0.25	1.45	(1.11)	0.20
Franklin U.S. Government Securities VIP Fund
2024	64,743	6.60	7.18	457,234	0.03	0.25	1.25	(2.94)	(1.78)
2023	46,266	6.80	7.31	331,525	0.03	0.25	1.45	0.15	1.11
2022	44,982	6.79	7.23	319,634	0.03	0.25	1.45	(13.50)	(12.68)
2021	37,528	7.85	8.28	307,387	0.02	0.25	1.45	(6.10)	(4.94)
2020	36,475	8.36	8.88	315,157	0.02	0.25	1.45	(0.71)	0.57

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Goldman Sachs VIT International Equity Insights
2024	704	11.14	11.14	7,880	0.03	0.25	0.25	2.48	2.48
2023	685	10.87	10.87	7,480	0.02	0.25	0.25	14.66	14.66
2022	666	9.48	9.48	6,345	0.02	0.25	0.25	(16.48)	(16.48)
2021	1,091	11.35	11.35	12,410	0.03	0.25	0.25	8.20	8.20
2020	1,061	9.60	10.69	11,149	0.01	0.25	1.45	1.91	3.09
Goldman Sachs VIT Mid Cap Growth Fund
2024	16,249	19.88	26.20	401,382	—	0.25	1.25	15.25	16.39
2023	16,131	17.25	22.51	343,285	—	0.25	1.45	13.56	14.67
2022	16,079	15.19	19.63	299,339	—	0.25	1.45	(29.38)	(28.62)
2021	16,055	21.51	27.50	420,191	—	0.25	1.45	6.64	7.89
2020	15,997	20.17	25.97	389,287	—	0.25	1.45	37.96	39.70
Goldman Sachs VIT Mid Cap Value
2024	13,453	15.74	20.58	229,915	0.01	0.25	1.25	7.44	8.54
2023	13,508	14.65	18.96	215,393	0.01	0.25	1.45	6.55	7.60
2022	11,297	13.75	17.62	157,394	0.00	0.25	1.45	(13.95)	(13.12)
2021	10,447	15.98	15.98	166,842	0.00	1.45	1.45	24.84	24.84
2020	8,626	12.80	16.34	110,291	0.00	0.25	1.45	3.48	4.68
Guggenheim VIF Floating Rate Strategies
2024	16,552	9.24	10.31	154,730	0.07	0.25	1.25	2.33	3.41
2023	18,816	9.03	9.97	171,377	0.04	0.25	1.45	6.49	7.55
2022	18,394	8.48	9.27	157,165	0.02	0.25	1.45	(4.93)	(4.04)
2021	18,004	8.92	9.66	161,741	0.02	0.25	1.45	(1.98)	(0.72)
2020	17,472	9.10	9.88	159,940	0.06	0.25	1.45	(4.41)	(3.14)
Guggenheim VIF Global Managed Futures Strategy
2024	11,193	5.17	7.43	61,397	0.03	0.25	1.25	(3.88)	(2.82)
2023	11,134	5.32	7.73	62,910	0.03	0.25	1.45	(0.51)	0.38
2022	11,986	5.30	7.77	67,137	0.02	0.25	1.45	6.73	7.72
2021	11,133	4.92	7.28	58,144	—	0.25	1.45	(3.58)	(2.19)
2020	11,120	5.03	7.55	59,470	0.06	0.25	1.45	(1.82)	(0.77)

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF High Yield
2024	1,879	9.90	11.78	18,623	0.06	0.25	1.25	3.13	4.16
2023	2,029	9.60	11.31	19,833	0.07	0.25	1.45	7.38	8.44
2022	2,713	8.94	10.43	25,663	0.06	0.25	1.45	(13.54)	(12.57)
2021	2,642	10.34	11.93	28,766	0.05	0.25	1.45	0.88	1.97
2020	2,590	10.25	11.92	27,847	0.05	0.25	1.45	0.10	1.36
Guggenheim VIF Long Short Equity (d)
2024	—	9.55	9.81	—	—	0.25	1.30	5.29	6.05
2023	5,636	9.07	9.30	51,521	0.00	0.25	1.45	8.01	9.12
2022	8,730	8.33	8.61	73,363	0.00	0.25	1.45	(17.92)	(17.11)
2021	10,156	10.05	10.49	103,524	0.01	0.25	1.45	18.40	19.93
2020	9,899	8.38	8.86	84,614	0.01	0.25	1.45	0.34	1.53
Guggenheim VIF Multi-Hedge Strategies
2024	2,451	5.34	7.46	17,653	0.06	0.25	1.30	(7.77)	(6.73)
2023	17,459	5.79	8.08	125,660	0.03	0.25	1.45	—	1.06
2022	28,085	6.62	8.07	195,023	0.01	0.25	1.45	(7.45)	(6.50)
2021	41,952	7.08	8.72	295,762	—	0.25	1.45	3.32	4.58
2020	28,377	6.05	8.44	201,840	0.01	0.25	1.45	2.80	4.04
Guggenheim VIF Total Return Bond
2024	124,154	8.56	9.41	1,153,882	0.04	0.25	1.25	(1.27)	(0.21)
2023	112,794	8.67	9.43	1,050,646	0.02	0.25	1.45	2.48	3.63
2022	41,970	8.46	9.10	366,142	0.03	0.25	1.45	(19.58)	(18.89)
2021	42,506	10.52	11.22	459,877	0.02	0.25	1.45	(4.80)	(3.61)
2020	40,026	11.05	11.81	451,702	0.02	0.25	1.45	9.19	10.48

(d)	Liquidation. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco Oppenheimer V.I. International Growth Fund
2024	10,471	9.43	11.80	116,268	—	0.25	1.25	(5.89)	(4.92)
2023	12,418	10.02	12.41	147,254	0.00	0.25	1.45	15.57	16.75
2022	36,103	8.67	10.63	377,835	—	0.25	1.45	(30.19)	(29.46)
2021	36,430	12.42	15.07	540,505	—	0.25	1.45	5.34	6.58
2020	37,079	11.79	14.40	516,893	0.01	0.25	1.45	15.70	17.07
Invesco V.I. American Franchise Series I
2024	5,056	21.96	21.96	111,046	—	1.45	1.45	29.02	29.02
2023	5,867	17.02	17.02	100,400	—	1.45	1.45	34.76	34.76
2022	4,653	12.63	12.63	58,803	—	1.45	1.45	(34.08)	(34.08)
2021	4,551	19.16	19.16	87,501	—	1.45	1.45	7.04	7.04
2020	4,920	17.90	17.90	87,960	0.00	1.45	1.45	36.12	36.12
Invesco V.I. American Value
2024	963	16.99	16.99	16,355	0.01	1.25	1.25	24.65	24.65
2023	936	13.63	13.63	12,756	0.00	1.25	1.45	10.54	10.54
2022	911	12.33	12.33	11,227	0.00	1.45	1.45	(6.87)	(6.87)
2021	1,094	13.24	13.24	14,484	0.00	1.45	1.45	22.03	22.03
2020	202	10.85	14.51	2,194	0.01	0.25	1.45	(3.56)	(2.42)
Invesco V.I. Balanced-Risk Allocation
2024	1,623	10.21	10.21	16,565	0.04	0.25	0.25	0.20	0.20
2023	3,098	10.19	10.19	31,550	—	0.25	0.25	3.03	3.03
2022	2,874	9.89	9.89	28,416	0.07	0.25	0.25	(17.24)	(17.24)
2021	2,865	11.95	11.95	34,234	0.03	0.25	0.25	5.75	5.75
2020	2,725	10.56	11.44	30,787	0.07	0.25	1.45	5.18	6.42
Invesco V.I. Comstock
2024	—	17.48	17.48	—	0.01	1.25	1.25	10.08	10.08
2023	19,168	15.88	15.88	304,337	0.02	1.25	1.45	7.44	7.44
2022	19,071	14.78	14.78	281,850	0.02	1.45	1.45	(3.34)	(3.34)
2021	6,430	15.29	15.29	98,324	0.03	1.45	1.45	27.31	27.31
2020	—	12.01	16.45	—	—	0.25	1.45	(5.43)	(4.25)

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Core Equity
2024	3,714	22.63	22.63	84,031	0.01	0.25	0.25	21.28	21.28
2023	3,604	18.66	18.66	67,239	0.00	0.25	0.25	19.16	19.16
2022	3,498	15.66	15.66	54,764	0.01	0.25	0.25	(23.27)	(23.27)
2021	3,395	20.41	20.41	69,279	0.00	0.25	0.25	23.32	23.32
2020	3,295	13.03	16.55	54,523	0.02	0.25	1.45	8.58	9.89
Invesco V.I. Discovery Mid Cap Growth
2024	267	18.54	18.54	4,957	—	1.25	1.25	18.77	18.77
2023	1,333	15.61	15.61	20,807	—	1.25	1.45	8.10	8.10
2022	680	14.44	14.44	9,810	—	1.45	1.45	(33.97)	(33.97)
2021	415	21.87	21.87	9,076	—	1.45	1.45	13.67	13.67
2020	—	19.24	22.12	—	—	0.25	1.45	33.80	35.46
Invesco V.I. Equally-Weighted S&P 500
2024	1,651	11.03	11.33	18,216	0.25	0.25	1.25	7.82	8.84
2023	1,606	10.23	10.23	16,435	0.01	1.25	1.45	8.71	8.71
2022	1,562	9.41	9.41	14,701	0.02	1.45	1.45	(5.90)	(5.90)
Invesco V.I. Equity and Income
2024	1,742	13.86	13.86	24,123	0.01	1.25	1.25	7.19	7.19
2023	5,508	12.93	12.93	71,190	0.02	1.25	1.45	5.64	5.64
2022	5,614	12.24	12.24	68,688	0.01	1.45	1.45	(11.50)	(11.50)
2021	5,713	13.83	13.83	79,021	0.02	1.45	1.45	13.18	13.18
2020	4,178	12.22	15.37	51,041	0.02	0.25	1.45	4.80	6.15
Invesco V.I. EVQ International Equity Fund
2024	21,073	9.71	10.74	207,930	0.02	0.25	1.25	(3.78)	(2.89)
2023	22,814	10.09	11.06	232,930	—	0.25	1.45	12.93	14.14
2022	35,869	9.36	9.69	323,540	0.01	0.25	1.45	(21.87)	(21.09)
2021	36,583	11.98	12.28	421,278	0.01	0.25	1.45	1.01	2.25
2020	51,255	11.28	12.34	580,919	0.02	0.25	1.45	8.71	10.08

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Global
2024	8,226	17.21	21.09	159,973	—	0.25	1.25	10.96	12.06
2023	8,016	15.51	18.82	139,596	—	0.25	1.45	28.93	30.15
2022	7,816	12.03	14.46	104,958	—	0.25	1.45	(34.76)	(34.06)
2021	7,621	18.44	21.93	155,884	—	0.25	1.45	10.16	11.49
2020	7,423	16.74	20.05	136,808	0.00	0.25	1.45	21.75	23.23
Invesco V.I. Global Real Estate
2024	1,879	9.67	9.67	18,168	0.02	0.25	0.25	(5.20)	(5.20)
2023	3,227	10.20	10.20	32,989	0.01	0.25	0.25	5.26	5.26
2022	3,237	9.69	9.69	31,340	0.03	0.25	0.25	(27.47)	(27.47)
2021	3,124	13.36	13.36	41,732	0.03	0.25	0.25	21.45	21.45
2020	2,964	9.04	11.21	32,602	0.03	0.25	1.45	(16.37)	(15.40)
Invesco V.I. Global Strategic Income
2024	14,061	7.12	8.06	100,731	0.03	0.25	1.25	(1.52)	(0.49)
2023	16,108	7.23	8.10	116,994	—	0.25	1.45	4.18	5.19
2022	15,418	6.94	7.70	108,313	—	0.25	1.45	(15.47)	(14.54)
2021	15,028	8.21	9.01	124,630	0.04	0.25	1.45	(7.75)	(6.73)
2020	13,608	8.90	9.84	122,269	0.05	0.25	1.45	(1.44)	(0.30)
Invesco V.I. Government Securities
2024	93	6.25	6.25	580	0.32	1.30	1.30	(2.80)	(2.80)
2023	128	6.43	6.43	822	0.01	1.30	1.30	0.16	0.16
2022	208	6.42	6.42	1,339	0.02	1.30	1.30	(14.40)	(14.40)
2021	281	7.50	7.50	2,112	0.02	1.30	1.30	(6.60)	(6.60)
2020	346	8.03	9.33	2,776	0.05	0.25	1.45	1.30	2.53
Invesco V.I. Health Care
2024	4,569	13.34	13.34	61,038	—	1.25	1.25	(0.45)	(0.45)
2023	4,445	13.40	13.40	59,667	—	1.25	1.45	(1.54)	(1.54)
2022	4,326	13.61	13.61	58,957	—	1.45	1.45	(17.11)	(17.11)
2021	1,615	16.42	16.42	26,615	—	1.45	1.45	7.18	7.18
2020	1,572	15.32	22.28	24,174	0.00	0.25	1.45	9.19	10.52

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Main Street Mid Cap Fund®
2024	6,196	14.35	17.91	95,492	—	0.25	1.25	11.93	13.07
2023	7,044	12.82	15.84	97,246	0.00	0.25	1.45	9.39	10.46
2022	6,258	11.72	14.34	78,651	0.00	0.25	1.45	(17.98)	(17.16)
2021	2,084	15.73	17.31	34,176	0.00	0.25	1.20	17.83	18.97
2020	25,832	12.16	14.95	346,024	0.01	0.25	1.45	4.11	5.43
Invesco V.I. Main Street Small Cap Fund®
2024	14,149	17.50	20.33	268,302	—	1.25	1.25	7.74	7.76
2023	15,644	16.24	20.96	277,920	0.01	0.25	1.45	12.86	14.10
2022	37,861	14.39	18.37	649,173	0.00	0.25	1.45	(19.47)	(18.72)
2021	38,170	17.87	22.60	810,007	0.00	0.25	1.45	16.95	18.32
2020	39,343	15.28	19.62	709,617	0.00	0.25	1.45	14.37	15.75
Invesco V.I. Small Cap Equity
2024	2,857	14.72	18.77	42,036	—	0.25	1.25	12.97	14.10
2023	4,085	13.03	16.45	57,715	—	0.25	1.45	11.37	12.52
2022	4,035	11.70	14.62	51,097	—	0.25	1.45	(23.98)	(23.25)
2021	3,817	15.39	19.05	63,099	—	0.25	1.45	14.85	16.30
2020	3,984	13.40	16.69	57,665	0.00	0.25	1.45	21.38	22.72
Janus Henderson VIT Enterprise
2024	11,914	23.61	31.40	292,762	0.01	0.25	1.25	10.53	11.66
2023	13,596	21.36	28.12	300,307	0.00	0.25	1.45	12.90	13.98
2022	14,661	18.92	24.67	292,642	0.00	0.25	1.45	(19.66)	(18.80)
2021	14,416	23.55	30.38	356,532	0.00	0.25	1.45	11.51	12.81
2020	14,472	21.12	27.44	321,361	—	0.25	1.45	13.98	15.34
Janus Henderson VIT Forty
2024	2,600	31.52	31.52	81,952	—	1.25	1.25	22.79	22.79
2023	339	25.67	25.67	8,690	0.00	1.25	1.45	33.84	33.84
2022	329	19.18	19.18	6,313	0.00	1.45	1.45	(36.45)	(36.45)
2021	320	30.18	30.18	9,665	—	1.45	1.45	17.25	17.25
2020	4,499	25.74	33.51	115,702	0.00	0.25	1.45	32.95	34.58

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Janus Henderson VIT Overseas
2024	42,800	8.06	9.96	354,834	0.01	0.25	1.25	1.12	2.15
2023	40,665	7.89	9.85	330,597	0.01	0.25	1.45	6.03	7.06
2022	9,559	7.37	9.29	79,800	0.02	0.25	1.45	(12.61)	(11.74)
2021	6,594	8.35	10.63	65,880	0.01	0.25	1.45	8.36	9.72
2020	5,120	7.61	9.81	49,099	0.01	0.25	1.45	10.97	12.32
Janus Henderson VIT Research
2024	3,402	28.98	37.59	120,562	—	0.25	1.25	29.32	30.61
2023	3,308	22.41	28.78	89,924	0.00	0.25	1.45	36.90	38.23
2022	2,661	16.37	20.82	51,807	—	0.25	1.45	(32.96)	(32.27)
2021	2,773	24.42	30.74	80,296	0.00	0.25	1.45	14.81	16.22
2020	11,398	21.27	26.96	297,563	0.00	0.25	1.45	26.76	28.32
Lord Abbett Series Bond-Debenture VC
2024	36,583	9.46	11.54	352,945	0.05	0.25	1.25	2.27	3.31
2023	40,930	9.25	11.17	393,874	0.05	0.25	1.45	2.10	3.14
2022	43,396	9.06	10.83	411,428	0.04	0.25	1.45	(16.42)	(15.59)
2021	41,834	10.84	12.83	472,128	0.03	0.25	1.45	(1.19)	(0.08)
2020	40,818	10.97	13.08	464,715	0.03	0.25	1.45	2.62	3.89
Lord Abbett Series Developing Growth VC
2024	5,296	16.71	22.91	97,890	—	0.25	1.25	17.02	18.28
2023	5,481	14.28	19.37	87,470	—	0.25	1.45	3.70	4.70
2022	5,458	13.77	18.50	83,984	—	0.25	1.45	(38.64)	(38.00)
2021	5,319	22.44	29.84	132,822	—	0.25	1.45	(6.97)	(5.87)
2020	5,177	24.12	32.30	138,287	—	0.25	1.45	64.98	67.10
Lord Abbett Series Growth and Income VC
2024	6,629	17.08	17.08	113,222	0.01	1.25	1.25	15.56	15.56
2023	6,469	14.78	14.78	95,596	0.01	1.25	1.45	8.52	8.52
2022	6,313	13.62	13.62	85,998	0.01	1.45	1.45	(13.25)	(13.25)
2021	6,161	15.70	15.70	96,686	0.01	1.45	1.45	23.43	23.43
2020	6,001	12.72	15.79	76,311	0.01	0.25	1.45	(1.78)	(0.63)

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Lord Abbett Series Growth Opportunities VC
2024	—	21.15	21.15	—	—	0.25	0.25	26.42	26.42
2023	809	16.73	16.73	13,544	—	0.25	0.25	7.17	7.17
2022	2,404	15.61	15.61	37,534	—	0.25	0.25	(34.69)	(34.69)
2021	2,358	23.90	23.90	56,358	—	0.25	0.25	3.06	3.06
2020	2,594	20.36	23.63	60,162	—	0.25	1.45	33.25	34.95
LVIP American Century Disciplined Core Value (b)
2024	3,527	16.18	22.75	80,224	0.01	0.25	1.25	8.16	9.27
2023	10,347	14.96	20.82	191,297	0.01	0.25	1.45	3.74	4.78
2022	10,273	14.42	19.87	181,278	0.01	0.25	1.45	(16.45)	(15.63)
2021	10,153	17.26	23.55	212,955	0.01	0.25	1.45	17.98	19.42
2020	5,975	14.63	20.10	117,893	0.02	0.25	1.45	6.55	7.89
LVIP American Century Inflation Protection (b)
2024	6,048	7.58	7.58	45,864	0.04	0.25	0.25	(1.69)	(1.69)
2023	6,020	7.71	7.71	46,445	0.03	0.25	0.25	—	—
2022	6,011	7.71	7.71	46,335	0.05	0.25	0.25	(15.83)	(15.83)
2021	6,002	9.16	9.16	54,985	0.03	0.25	0.25	2.81	2.81
2020	3,537	8.88	9.04	31,500	0.01	0.25	1.45	4.84	6.10
LVIP American Century International (b)
2024	2,977	10.14	10.14	30,183	0.01	1.25	1.25	(1.84)	(1.84)
2023	5,031	10.33	10.33	51,958	0.01	1.25	1.45	7.83	7.83
2022	4,892	9.58	9.58	46,892	0.01	1.45	1.45	(28.02)	(28.02)
2021	4,758	13.31	13.31	63,319	0.00	1.45	1.45	3.90	3.90
2020	4,618	12.81	14.45	59,164	0.00	0.25	1.45	20.17	21.63

(b)	Name change. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
LVIP American Century Mid Cap Value (b)(e)
2024	2,371	16.09	22.12	46,952	0.02	0.25	1.25	4.01	5.03
2023	2,509	15.47	21.06	47,700	0.02	0.25	1.45	1.58	2.68
2022	3,203	15.23	20.51	60,615	0.02	0.25	1.45	(5.46)	(4.56)
2021	3,179	16.11	21.49	62,921	0.01	0.25	1.45	17.68	19.12
2020	3,138	13.69	18.38	52,178	0.01	0.25	1.45	(3.32)	(2.18)
LVIP American Century Value (b)
2024	3,455	15.87	22.06	64,679	0.03	0.25	1.25	4.75	5.75
2023	3,360	15.15	20.86	59,724	0.02	0.25	1.45	4.48	5.57
2022	3,268	14.50	19.76	55,287	0.02	0.25	1.45	(3.91)	(2.90)
2021	3,178	15.09	20.35	55,621	0.02	0.25	1.45	18.91	20.34
2020	2,512	12.69	17.23	37,878	0.02	0.25	1.45	(3.57)	(2.43)
LVIP JPMorgan Core Bond Fund
2024	3,951	7.15	7.15	28,248	0.04	1.25	1.25	(2.72)	(2.72)
2023	4,140	7.35	7.96	30,491	0.05	0.25	1.45	1.24	2.31
2022	12,665	7.26	7.78	96,347	0.02	0.25	1.45	(16.46)	(15.53)
2021	12,929	8.69	9.21	116,768	0.02	0.25	1.45	(5.95)	(4.76)
2020	10,914	9.24	9.82	103,714	0.01	0.25	1.45	3.01	4.25
LVIP JPMorgan Small Cap Core Fund
2024	3,788	14.71	14.71	55,941	0.01	1.25	1.25	6.75	6.75
2023	3,750	13.78	13.78	51,665	0.01	1.25	1.45	8.16	8.16
2022	3,714	12.74	12.74	47,497	0.00	1.45	1.45	(22.93)	(22.93)
2021	3,661	16.53	16.53	60,536	0.00	1.45	1.45	15.84	15.84
2020	3,564	14.27	17.88	50,887	0.01	0.25	1.45	8.35	9.69

(b)	Name change. See Note 1.
(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
LVIP JPMorgan US Equity Fund
2024	748	26.46	26.46	19,791	—	1.25	1.25	18.50	18.50
2023	455	22.33	22.33	10,151	0.01	1.25	1.45	21.56	21.56
2022	442	18.37	18.37	8,119	0.00	1.45	1.45	(22.23)	(22.23)
2021	—	23.62	29.28	—	—	0.25	1.45	23.41	24.91
2020	—	19.14	23.44	—	—	0.25	1.45	19.48	20.89
Macquarie VIP Asset Strategy (b)
2024	50,677	11.02	13.09	558,609	0.02	0.25	1.25	7.72	8.90
2023	51,196	10.23	12.02	527,396	0.04	0.25	1.45	9.18	10.28
2022	3,551	10.90	10.90	38,706	0.02	0.25	0.25	(17.49)	(17.49)
2021	3,494	13.21	13.21	46,149	0.02	0.25	0.25	6.96	6.96
2020	3,428	10.85	12.59	42,353	0.02	0.25	1.45	8.94	10.25
Macquarie VIP Balanced (b)
2024	2,858	14.16	14.16	40,468	0.01	1.25	1.25	10.71	10.71
2023	2,779	12.79	16.21	35,524	0.01	0.25	1.45	11.22	12.34
2022	4,029	11.50	14.43	49,212	0.01	0.25	1.45	(19.52)	(18.75)
2021	4,048	14.29	17.76	61,163	0.01	0.25	1.45	10.95	12.26
2020	3,932	12.88	16.12	53,385	0.01	0.25	1.45	9.06	10.49
Macquarie VIP Energy (b)
2024	1,014	4.82	4.88	4,936	0.01	0.25	1.25	(9.46)	(8.71)
2023	6,737	5.28	5.39	35,696	0.03	0.25	1.45	(0.37)	0.76
2022	6,525	5.24	5.41	34,401	0.05	0.25	1.45	44.27	45.56
2021	1,154	3.75	3.75	4,322	0.02	1.45	1.45	35.87	35.87
2020	1,058	2.62	2.76	2,916	0.01	0.25	1.45	(39.61)	(38.76)

(b)	Name change. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Macquarie VIP Global Growth (b)
2024	9,475	16.66	19.25	163,953	0.01	0.25	1.25	12.19	13.37
2023	9,342	14.85	16.98	143,993	0.00	0.25	1.45	14.94	16.14
2022	9,182	12.92	14.62	122,796	0.01	0.25	1.45	(20.93)	(20.20)
2021	8,927	16.34	18.32	150,641	0.00	0.25	1.45	12.69	14.14
2020	8,668	14.50	16.36	129,300	0.00	0.25	1.45	15.35	16.69
Macquarie VIP Growth (b)
2024	1,299	43.13	43.94	56,653	—	0.25	0.25	19.92	19.94
2023	1,277	35.96	36.64	46,403	—	0.25	0.25	33.53	33.53
2022	594	26.93	26.93	16,032	—	0.25	0.25	(29.50)	(29.50)
2021	355	38.20	38.20	13,575	—	0.25	0.25	25.86	25.86
2020	346	24.24	30.93	10,524	—	0.25	1.45	24.82	26.35
Macquarie VIP High Income (b)
2024	1,766	9.67	12.65	22,336	0.04	0.25	1.25	1.68	2.85
2023	4,575	9.51	12.30	48,874	0.07	0.25	1.45	7.09	8.18
2022	5,206	8.88	11.37	52,910	0.06	0.25	1.45	(14.62)	(13.86)
2021	5,629	10.40	13.20	67,607	0.06	0.25	1.45	1.46	2.72
2020	4,806	10.25	13.10	55,881	0.06	0.25	1.45	1.38	2.66
Macquarie VIP International Core Equity (b)
2024	3,661	10.62	10.62	38,880	0.01	1.25	1.25	(0.47)	(0.47)
2023	3,897	10.67	10.67	41,612	0.02	1.25	1.45	10.80	10.80
2022	3,754	9.63	9.63	36,169	0.02	1.45	1.45	(17.90)	(17.90)
2021	3,610	11.73	11.73	42,353	0.01	1.45	1.45	9.22	9.22
2020	3,475	10.74	11.10	37,333	0.03	0.25	1.45	2.48	3.74

(b)	Name change. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Macquarie VIP Limited-Term Bond Series (b)
2024	—	7.98	7.98	—	—	0.25	0.25	1.01	1.01
2023	61	7.90	7.90	483	0.03	0.25	0.25	1.54	1.54
2022	33,463	7.78	7.78	260,544	0.01	0.25	0.25	(7.38)	(7.38)
2021	31,332	8.40	8.40	263,350	0.02	0.25	0.25	(3.67)	(3.67)
2020	31,749	8.29	8.89	277,028	0.03	0.25	1.45	(0.48)	0.79
Macquarie VIP Mid Cap Growth (b)
2024	23,366	18.65	23.35	530,857	—	0.25	1.25	(2.10)	(1.06)
2023	21,979	19.05	23.60	505,181	—	0.25	1.45	14.69	15.80
2022	6,271	16.61	20.38	116,369	—	0.25	1.45	(33.67)	(32.98)
2021	5,717	25.04	30.41	157,996	—	0.25	1.45	11.29	12.63
2020	5,048	22.50	27.51	123,403	—	0.25	1.45	42.50	44.26
Macquarie VIP Natural Resources (b)
2024	686	5.57	5.57	3,832	0.06	1.25	1.25	(4.62)	(4.62)
2023	669	5.84	5.84	3,923	0.02	1.25	1.45	(2.67)	(2.67)
2022	653	6.00	6.00	3,931	0.02	1.45	1.45	12.78	12.78
2021	637	5.32	5.32	3,397	0.02	1.45	1.45	21.18	21.18
2020	620	4.39	4.76	2,729	0.01	0.25	1.45	(15.74)	(14.70)
Macquarie VIP Science And Technology (b)
2024	4,117	27.10	39.73	138,299	—	0.25	1.25	25.12	26.39
2023	2,760	21.66	31.44	80,713	—	0.25	1.45	33.29	34.65
2022	2,702	16.25	22.92	58,665	—	0.25	1.45	(34.66)	(33.99)
2021	2,832	24.87	35.38	91,668	—	0.25	1.45	10.14	11.47
2020	3,378	22.58	31.74	99,487	—	0.25	1.45	29.47	31.05

(b)	Name change. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Macquarie VIP Small Cap Growth (b)
2024	4,092	14.82	14.82	60,734	—	1.25	1.25	9.45	9.45
2023	4,050	13.54	13.54	54,908	—	1.25	1.45	8.41	8.41
2022	3,921	12.49	12.49	49,068	—	1.45	1.45	(29.83)	(29.83)
2021	3,799	17.80	17.80	67,717	0.01	1.45	1.45	(0.50)	(0.50)
2020	3,692	17.89	19.03	66,174	—	0.25	1.45	31.64	33.26
Macquarie VIP Smid Cap Core (b)
2024	214	15.82	19.62	3,379	0.01	0.25	1.25	9.48	10.60
2023	1,598	14.45	17.74	27,683	0.00	0.25	1.45	10.81	11.99
2022	1,609	13.04	15.84	24,939	—	0.25	1.45	(18.30)	(17.54)
2021	1,528	15.96	19.21	28,730	—	0.25	1.45	15.48	16.92
2020	1,680	13.82	16.74	27,109	—	0.25	1.45	2.37	3.59
MFS® VIT Global Tactical Allocation
2024	—	9.11	9.11	—	—	1.25	1.25	0.33	0.33
2023	8,232	9.08	9.08	74,774	0.00	1.25	1.45	4.73	4.73
2022	7,937	8.67	8.67	68,798	0.01	1.45	1.45	(11.26)	(11.26)
2021	4,321	9.77	9.77	42,215	0.01	1.45	1.45	(1.91)	(1.91)
2020	4,134	9.96	10.80	41,168	0.01	0.25	1.45	1.32	2.66
MFS® VIT II Research International
2024	5,548	9.94	9.94	55,252	0.01	1.25	1.25	(1.58)	(1.58)
2023	6,023	10.10	10.10	60,862	0.01	1.25	1.45	8.14	8.14
2022	5,857	9.34	9.34	54,732	0.01	1.45	1.45	(21.18)	(21.18)
2021	11,111	11.85	11.85	131,716	0.01	1.45	1.45	6.37	6.37
2020	10,784	11.14	12.14	120,125	0.02	0.25	1.45	7.84	9.07

(b)	Name change. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
MFS® VIT International Intrinsic Value
2024	11,191	12.45	13.90	144,770	0.01	0.25	1.25	2.55	3.58
2023	11,067	12.14	13.42	139,081	0.01	0.25	1.45	12.41	13.54
2022	15,323	10.80	11.82	173,475	0.00	0.25	1.45	(26.88)	(26.17)
2021	21,751	14.77	16.01	338,913	0.00	0.25	1.45	5.42	6.80
2020	20,609	14.01	15.18	301,621	0.01	0.25	1.45	15.02	16.32
MFS® VIT New Discovery
2024	18,871	15.00	18.78	350,061	—	0.25	1.25	1.97	3.07
2023	17,932	14.71	18.22	322,925	—	0.25	1.45	9.53	10.56
2022	3,959	13.43	16.48	61,983	—	0.25	1.45	(32.92)	(32.21)
2021	3,569	20.02	24.31	82,284	—	0.25	1.45	(2.82)	(1.66)
2020	3,233	20.60	25.19	75,771	—	0.25	1.45	39.19	40.96
MFS® VIT Research
2024	2,540	21.49	21.49	54,602	—	1.25	1.25	13.58	13.58
2023	2,644	18.92	18.92	50,029	0.00	1.25	1.45	17.08	17.08
2022	2,930	16.16	16.16	47,375	0.00	1.45	1.45	(20.86)	(20.86)
2021	3,055	20.42	20.42	62,393	0.00	1.45	1.45	19.07	19.07
2020	2,965	17.15	23.05	50,849	0.01	0.25	1.45	11.22	12.60
MFS® VIT Total Return
2024	2,907	12.69	12.69	36,905	0.02	1.25	1.25	3.00	3.00
2023	2,863	12.32	12.32	35,289	0.02	1.25	1.45	5.57	5.57
2022	3,058	11.67	11.67	35,690	0.01	1.45	1.45	(13.56)	(13.56)
2021	3,109	13.50	13.50	41,980	0.02	1.45	1.45	8.87	8.87
2020	3,055	12.40	15.22	37,889	0.02	0.25	1.45	4.73	5.99
MFS® VIT Utilities
2024	2,208	12.91	17.04	28,500	0.02	0.25	1.25	6.69	7.85
2023	2,649	12.10	15.80	33,418	0.04	0.25	1.45	(6.42)	(5.50)
2022	2,542	12.93	16.72	34,221	0.02	0.25	1.45	(3.72)	(2.68)
2021	2,092	13.43	17.18	28,074	0.00	0.25	1.45	8.92	10.13
2020	9,234	12.33	15.89	137,494	0.02	0.25	1.45	0.98	2.25

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2024	1,856	14.71	14.71	27,314	0.01	1.25	1.25	9.78	9.78
2023	1,809	13.40	13.40	24,250	0.01	1.25	1.45	12.04	12.04
2022	2,379	11.96	11.96	28,460	0.01	1.45	1.45	(16.77)	(16.77)
2021	2,320	14.37	14.37	33,348	0.01	1.45	1.45	13.15	13.15
2020	2,258	12.70	14.39	28,676	0.02	0.25	1.45	5.13	6.36
Morningstar Balanced ETF Asset Allocation Portfolio
2024	88,924	11.38	13.02	1,013,806	0.02	0.25	1.25	5.57	6.72
2023	90,523	10.78	12.20	976,981	0.02	0.25	1.45	8.12	9.22
2022	123,318	9.97	11.17	1,232,258	0.02	0.25	1.45	(16.50)	(15.70)
2021	123,775	11.94	13.25	1,480,767	0.01	0.25	1.45	6.04	7.29
2020	120,374	11.26	12.54	1,358,492	0.02	0.25	1.45	4.26	5.64
Morningstar Conservative ETF Asset Allocation Portfolio
2024	93,201	8.07	8.07	752,393	0.02	1.25	1.25	0.88	0.88
2023	96,748	8.00	8.00	774,087	0.02	1.25	1.45	3.36	3.36
2022	124,542	7.74	7.74	964,125	0.01	1.45	1.45	(15.50)	(15.50)
2021	125,327	9.16	9.16	1,148,136	0.01	1.45	1.45	(2.14)	(2.14)
2020	121,973	9.36	10.11	1,142,292	0.02	0.25	1.45	1.85	3.06
Morningstar Growth ETF Asset Allocation Portfolio
2024	20,504	13.27	13.27	271,901	0.01	1.25	1.25	7.97	7.97
2023	22,149	12.29	12.29	272,071	0.01	1.25	1.45	10.42	10.42
2022	40,937	11.13	11.13	455,356	0.01	1.45	1.45	(16.82)	(16.82)
2021	41,793	13.38	13.38	559,097	0.01	1.45	1.45	9.85	9.85
2020	40,756	12.18	13.76	496,179	0.02	0.25	1.45	5.18	6.50
Morningstar Income and Growth ETF Asset Allocation Portfolio
2024	5,350	9.67	11.06	54,524	0.02	0.25	1.25	3.42	4.54
2023	5,280	9.35	10.58	51,754	0.02	0.25	1.45	6.01	6.98
2022	6,664	8.82	8.82	58,785	0.02	1.45	1.45	(16.16)	(16.16)
2021	6,597	10.52	10.52	69,429	0.01	1.45	1.45	1.84	1.84
2020	6,500	10.33	11.33	67,176	0.02	0.25	1.45	3.61	4.91

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
NAA All Cap Value Series (b)
2024	6,886	16.14	30.38	128,942	0.02	1.10	1.25	5.63	5.82
2023	6,728	15.28	28.71	119,226	0.02	1.10	1.45	4.02	4.13
2022	6,597	14.69	27.57	112,789	0.01	1.10	1.45	(5.29)	(5.13)
2021	6,537	15.51	29.06	118,918	0.04	1.10	1.45	21.46	21.90
2020	44,086	12.77	26.45	995,027	0.02	0.25	1.45	(2.59)	(1.42)
NAA Large Cap Value Series (b)
2024	7,307	29.35	29.35	214,448	0.02	1.10	1.10	8.91	8.91
2023	7,509	26.95	26.95	202,387	0.02	1.10	1.10	4.86	4.86
2022	14,934	25.70	25.70	383,721	0.01	1.10	1.10	(5.27)	(5.27)
2021	16,164	27.13	27.13	438,449	0.02	1.10	1.10	21.93	21.93
2020	12,872	12.89	24.68	286,322	0.03	0.25	1.45	(2.27)	(1.08)
NAA Large Growth Series (b)
2024	2,090	34.38	39.90	75,359	0.03	0.25	1.25	26.63	27.93
2023	2,039	27.15	31.19	57,901	0.01	0.25	1.45	34.14	35.49
2022	1,991	20.24	23.02	42,033	0.00	0.25	1.45	(33.57)	(32.91)
2021	1,945	30.47	34.31	61,589	0.01	0.25	1.45	22.22	23.68
2020	1,896	24.93	28.26	48,961	0.01	0.25	1.45	31.84	33.43
NAA Mid Growth Series (b)
2024	635	42.65	42.65	27,070	0.01	1.10	1.10	12.65	12.65
2023	3,612	37.86	37.86	136,912	0.01	1.10	1.10	21.35	21.35
2022	3,185	31.20	31.20	99,505	0.00	1.10	1.10	(30.68)	(30.68)
2021	721	45.01	45.01	32,611	0.00	1.10	1.10	9.12	9.12
2020	1,193	20.16	45.75	49,352	0.01	0.25	1.45	26.32	27.86

(b)	Name change. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
NAA Small Cap Value Series (b)
2024	1,178	20.51	36.09	33,320	0.01	0.25	1.10	4.13	5.07
2023	1,207	19.52	34.66	33,052	0.01	0.25	1.10	5.86	6.76
2022	2,496	18.29	32.74	61,729	0.01	0.25	1.10	(7.59)	(6.78)
2021	2,073	20.16	35.43	52,074	0.01	0.25	1.10	21.13	22.18
2020	2,192	10.24	29.25	46,708	0.01	0.25	1.45	(5.27)	(4.18)
NAA Smid-Cap Value Series (b)
2024	1,442	31.89	35.76	47,319	0.01	0.25	1.10	4.66	5.58
2023	1,424	30.47	33.87	44,553	0.02	0.25	1.10	5.32	6.21
2022	1,284	28.93	31.89	38,136	0.01	0.25	1.10	(5.80)	(4.98)
2021	1,108	30.71	33.56	34,545	0.02	0.25	1.10	18.80	19.81
2020	1,078	12.22	28.68	28,264	0.01	0.25	1.45	(0.24)	0.95
NAA World Equity Income Series (b)
2024	3,028	16.58	16.58	50,196	0.03	1.10	1.10	8.08	8.08
2023	3,344	15.34	15.34	51,357	0.03	1.10	1.10	7.80	7.80
2022	3,668	14.23	14.23	52,233	0.02	1.10	1.10	(12.75)	(12.75)
2021	4,032	16.31	16.31	65,825	0.01	1.10	1.10	16.83	16.83
2020	4,276	10.55	13.96	59,762	0.03	0.25	1.45	1.99	3.24
Neuberger Berman AMT Sustainable Equity
2024	24,573	16.34	27.72	483,825	—	0.25	1.45	20.32	21.85
2023	19,986	13.58	22.75	316,916	0.00	0.25	1.45	21.36	22.84
2022	20,468	11.19	18.52	264,794	0.00	0.25	1.45	(21.97)	(21.06)
2021	20,751	14.34	23.46	341,520	0.00	0.25	1.45	18.12	19.51
2020	21,079	12.14	20.00	291,649	0.01	0.25	1.45	14.31	15.74

(b)	Name change. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT All Asset
2024	2,909	9.41	10.81	27,338	0.08	0.25	1.25	(0.74)	0.28
2023	5,083	9.48	10.78	51,138	0.03	0.25	1.45	3.61	4.56
2022	5,869	9.15	10.31	57,368	0.07	0.25	1.45	(15.59)	(14.72)
2021	5,749	10.84	12.09	66,186	0.11	0.25	1.45	10.95	12.36
2020	5,616	9.77	10.96	57,875	0.05	0.25	1.45	3.28	4.38
PIMCO VIT CommodityRealReturn Strategy
2024	28,491	4.59	5.56	131,620	0.02	0.25	1.25	(0.36)	0.66
2023	39,007	4.56	5.58	201,530	0.19	0.25	1.45	(11.85)	(10.94)
2022	50,589	5.12	6.33	286,922	0.31	0.25	1.45	4.11	5.13
2021	28,722	4.87	6.08	140,854	0.04	0.25	1.45	27.46	28.84
2020	31,128	3.78	4.77	118,444	0.05	0.25	1.45	(3.25)	(2.04)
PIMCO VIT Emerging Markets Bond
2024	25,630	8.50	10.07	255,329	0.06	0.25	1.25	2.91	4.03
2023	25,738	8.26	9.68	244,305	0.05	0.25	1.45	6.44	7.44
2022	19,051	7.76	9.01	167,121	0.04	0.25	1.45	(19.33)	(18.46)
2021	23,321	9.62	11.05	252,061	0.04	0.25	1.45	(6.87)	(5.80)
2020	22,366	10.33	11.95	256,841	0.04	0.25	1.45	1.97	3.20
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
2024	577	6.60	9.21	5,311	0.02	0.25	1.25	(4.76)	(3.86)
2023	3,275	6.93	9.58	24,155	0.02	0.25	1.45	0.87	1.81
2022	3,184	6.87	9.41	23,256	0.01	0.25	1.45	(14.87)	(13.91)
2021	3,096	8.07	10.93	26,482	0.05	0.25	1.45	(8.40)	(7.37)
2020	3,006	8.81	12.08	28,005	0.02	0.25	1.45	5.26	6.53
PIMCO VIT High Yield
2024	—	18.19	18.19	—	0.03	0.25	0.25	3.35	3.35
2023	132	17.60	17.60	2,330	0.05	0.25	0.25	8.51	8.51
2022	131	16.22	16.22	2,116	0.05	0.25	0.25	(13.26)	(13.26)
2021	129	18.70	18.70	2,405	0.04	0.25	0.25	0.21	0.21
2020	127	10.60	19.10	2,366	0.03	0.25	1.45	1.05	2.25

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT International Bond Portfolio (Unhedged)
2024	9,211	5.66	6.09	55,055	0.03	0.25	1.25	(7.67)	(6.60)
2023	15,999	6.13	6.52	103,331	0.02	0.25	1.45	1.83	2.68
2022	13,218	6.02	6.35	83,071	0.01	0.25	1.45	(22.52)	(21.60)
2021	10,529	7.77	8.10	84,436	0.05	0.25	1.45	(11.60)	(10.60)
2020	9,467	8.79	9.23	85,059	0.05	0.25	1.45	5.90	7.08
PIMCO VIT Low Duration Administrative
2024	112,190	7.04	7.04	791,519	0.04	1.40	1.40	—	—
2023	59,336	7.04	7.04	418,616	0.05	1.40	1.40	0.43	0.43
2022	30,982	7.01	7.01	217,169	0.01	1.40	1.40	(9.78)	(9.78)
2021	64,496	7.77	7.77	502,800	0.01	1.40	1.40	(5.24)	(5.24)
2020	90,899	8.20	9.67	746,227	0.01	0.25	1.40	(1.44)	(0.31)
PIMCO VIT Low Duration Advisor
2024	40,198	6.91	7.49	283,355	0.04	0.25	1.25	—	0.94
2023	39,680	6.91	7.42	279,207	0.03	0.25	1.45	0.58	1.50
2022	41,371	6.87	7.31	289,246	0.02	0.25	1.45	(9.84)	(8.85)
2021	39,202	7.62	8.02	302,647	0.00	0.25	1.45	(5.34)	(4.18)
2020	36,755	8.05	8.53	298,594	0.01	0.25	1.45	(1.59)	(0.35)
PIMCO VIT Real Return Administrative
2024	29,329	8.50	8.50	250,568	0.03	1.40	1.40	(2.30)	(2.30)
2023	27,964	8.70	8.70	243,403	0.03	1.40	1.40	(0.80)	(0.80)
2022	35,741	8.77	8.77	313,663	0.07	1.40	1.40	(15.67)	(15.67)
2021	35,298	10.40	10.40	368,333	0.05	1.40	1.40	0.97	0.97
2020	37,660	10.30	12.03	387,701	0.01	0.25	1.40	6.96	8.09
PIMCO VIT Real Return Advisor
2024	19,161	7.47	8.52	156,408	0.04	0.25	1.25	(2.23)	(1.16)
2023	30,968	7.64	8.62	260,923	0.03	0.25	1.45	(0.78)	0.23
2022	19,221	7.70	8.60	159,795	0.07	0.25	1.45	(15.66)	(14.85)
2021	16,693	9.13	10.10	162,768	0.05	0.25	1.45	0.88	2.12
2020	12,417	9.05	10.08	119,583	0.01	0.25	1.45	6.72	8.04

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT Short-Term
2024	77,093	7.65	8.47	632,640	0.05	0.25	1.25	1.46	2.54
2023	84,758	7.54	8.26	681,601	0.04	0.25	1.45	1.48	2.35
2022	66,909	7.43	8.07	521,940	0.02	0.25	1.45	(4.50)	(3.47)
2021	55,596	7.78	8.36	451,605	0.01	0.25	1.45	(4.42)	(3.35)
2020	54,420	8.14	8.78	459,662	0.01	0.25	1.45	(2.40)	(1.13)
PIMCO VIT Total Return Administrative
2024	41,579	8.35	8.35	348,061	0.04	1.40	1.40	(1.88)	(1.88)
2023	42,813	8.51	8.51	364,407	0.04	1.40	1.40	1.43	1.43
2022	70,379	8.39	8.39	593,405	0.02	1.40	1.40	(18.07)	(18.07)
2021	172,338	10.24	10.24	1,766,227	0.01	1.40	1.40	(5.54)	(5.54)
2020	82,879	10.84	10.84	898,995	0.02	1.40	1.40	4.03	4.03
PIMCO VIT Total Return Advisor
2024	59,155	7.29	8.28	449,509	0.04	0.25	1.25	(1.88)	(0.84)
2023	65,396	7.43	8.35	502,675	0.03	0.25	1.45	1.36	2.45
2022	64,465	7.33	8.15	487,406	0.02	0.25	1.45	(17.92)	(17.17)
2021	60,585	8.93	9.84	554,283	0.02	0.25	1.45	(5.60)	(4.56)
2020	52,985	9.46	10.50	512,430	0.02	0.25	1.45	3.73	5.11
Pioneer Bond VCT
2024	21,418	7.69	7.69	164,574	0.04	1.25	1.25	(1.28)	(1.28)
2023	21,057	7.79	8.48	163,895	0.04	0.25	1.45	2.23	3.29
2022	40,755	7.62	8.21	322,248	0.02	0.25	1.45	(17.98)	(17.24)
2021	41,151	9.29	9.92	395,225	0.02	0.25	1.45	(4.13)	(2.94)
2020	41,871	9.69	10.38	417,311	0.03	0.25	1.45	3.64	4.95
Pioneer Equity Income VCT
2024	957	15.89	15.89	15,212	0.02	1.25	1.25	6.36	6.36
2023	931	14.94	14.94	13,910	0.02	1.25	1.45	2.75	2.75
2022	905	14.54	14.54	13,169	0.02	1.45	1.45	(11.77)	(11.77)
2021	880	16.48	16.48	14,514	0.01	1.45	1.45	19.85	19.85
2020	866	13.75	16.59	11,903	0.02	0.25	1.45	(4.65)	(3.49)

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Pioneer Strategic Income VCT
2024	9,691	8.05	8.05	78,014	0.04	1.25	1.25	(0.37)	(0.37)
2023	10,632	8.08	8.08	85,953	0.04	1.25	1.45	3.46	3.46
2022	10,701	7.81	7.81	83,541	0.03	1.45	1.45	(16.47)	(16.47)
2021	15,743	9.35	9.35	147,139	0.03	1.45	1.45	(2.71)	(2.71)
2020	15,297	9.61	10.24	146,942	0.03	0.25	1.45	2.78	3.96
Putnam VT Core Equity Fund
2024	3,455	26.65	26.65	92,072	—	1.25	1.25	21.63	21.63
2023	—	21.91	27.16	—	—	0.25	1.25	22.75	24.02
2022	—	17.85	21.90	—	—	0.25	1.45	(19.23)	(18.44)
2021	—	22.10	27.26	—	—	0.25	1.45	25.28	26.79
2020	—	17.64	21.50	—	—	0.25	1.45	12.21	13.58
Putnam VT Large Cap Growth Fund
2024	12,128	35.90	44.04	435,236	—	0.25	1.25	27.80	29.11
2023	12,782	28.09	34.11	364,775	—	0.25	1.45	38.51	39.91
2022	12,698	20.28	24.38	262,333	—	0.25	1.45	(33.38)	(32.71)
2021	12,770	30.44	36.23	397,582	—	0.25	1.45	17.30	18.71
2020	12,741	25.95	30.98	338,816	0.00	0.25	1.45	32.67	34.23
Putnam VT Large Cap Value
2024	34,918	20.87	26.04	815,406	0.01	0.25	1.25	14.17	15.32
2023	27,941	18.28	22.58	582,137	0.02	0.25	1.45	10.86	11.95
2022	26,814	16.49	20.17	498,611	0.01	0.25	1.45	(7.15)	(6.19)
2021	29,504	17.76	21.50	572,924	0.01	0.25	1.45	21.73	23.21
2020	28,435	14.59	17.71	450,261	0.02	0.25	1.45	1.18	2.37
Putnam VT Small Cap Growth
2024	1,964	18.11	18.11	35,574	—	1.25	1.25	18.21	18.21
2023	1,913	15.32	15.32	29,325	—	1.25	1.45	18.03	18.03
2022	1,864	12.98	12.98	24,209	—	1.45	1.45	(31.29)	(31.29)
2021	1,816	18.89	18.89	34,323	—	1.45	1.45	8.94	8.94
2020	1,766	17.34	20.90	30,646	—	0.25	1.45	41.90	43.54

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Banking
2024	6,947	6.48	12.43	75,793	0.03	1.25	1.30	17.82	17.93
2023	6,876	5.50	10.54	63,183	0.01	1.25	1.45	(1.31)	(1.26)
2022	6,985	5.57	10.68	63,966	0.01	1.30	1.45	(20.54)	(20.42)
2021	7,576	7.01	13.42	88,658	0.01	1.30	1.45	27.69	27.92
2020	7,773	4.86	10.51	71,204	0.01	0.25	1.45	(12.49)	(11.48)
Rydex VIF Basic Materials
2024	6,726	12.25	15.21	97,811	0.01	0.25	1.30	(6.57)	(5.59)
2023	9,307	13.10	16.28	143,181	—	0.25	1.45	4.43	5.52
2022	8,747	12.54	13.23	128,362	0.01	0.25	1.45	(13.46)	(12.56)
2021	10,116	14.49	15.13	167,338	0.01	0.25	1.45	17.61	19.04
2020	11,375	12.32	15.30	157,561	0.01	0.25	1.45	14.50	15.88
Rydex VIF Biotechnology
2024	13,199	12.50	27.04	200,857	—	0.25	1.30	(5.54)	(4.55)
2023	12,602	13.23	28.33	198,091	—	0.25	1.45	1.03	2.16
2022	11,714	13.08	27.73	172,626	—	0.25	1.45	(16.90)	(16.07)
2021	19,558	15.74	33.04	335,148	—	0.25	1.45	(3.02)	(1.84)
2020	13,913	16.23	34.59	258,822	—	0.25	1.45	16.01	17.41
Rydex VIF Commodities Strategy
2024	16,690	1.74	3.91	44,467	0.04	1.25	1.30	3.57	3.71
2023	20,663	1.68	3.77	49,118	0.08	1.25	1.45	(10.24)	(10.16)
2022	40,651	1.87	4.20	91,524	0.06	1.30	1.45	17.61	17.98
2021	53,403	1.59	3.56	97,627	—	1.30	1.45	33.33	33.61
2020	6,363	1.19	2.67	16,965	0.01	0.25	1.45	(26.04)	(25.40)
Rydex VIF Consumer Products
2024	4,228	11.43	19.38	54,888	0.02	0.25	1.30	—	1.10
2023	4,342	11.42	19.38	57,603	0.01	0.25	1.45	(7.36)	(6.41)
2022	4,538	12.32	19.34	64,984	0.01	0.25	1.45	(5.01)	(4.07)
2021	4,408	12.97	20.16	65,800	0.01	0.25	1.45	5.79	7.06
2020	5,304	12.26	20.80	81,649	0.01	0.25	1.45	2.85	4.14

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Dow 2x Strategy (e)
2024	2,999	34.66	40.91	106,603	0.01	1.25	1.30	15.56	15.61
2023	2,998	29.98	35.40	92,542	0.00	1.25	1.45	18.36	18.40
2022	2,971	25.32	29.91	77,669	—	1.30	1.45	(23.80)	(23.76)
2021	3,782	33.21	39.25	134,123	—	1.30	1.45	34.51	34.69
2020	3,694	24.69	29.14	97,390	0.01	0.25	1.45	(2.76)	(1.58)
Rydex VIF Electronics
2024	12,062	17.14	40.71	207,098	—	0.25	1.30	11.15	12.40
2023	13,617	15.42	36.22	213,807	—	0.25	1.30	48.27	49.79
2022	15,896	10.40	24.18	167,840	—	0.25	1.30	(35.52)	(34.82)
2021	16,309	16.13	37.10	280,981	—	0.25	1.30	32.43	33.84
2020	16,790	12.18	35.26	214,759	—	0.25	1.45	49.15	50.98
Rydex VIF Energy
2024	18,363	5.47	7.80	129,216	0.03	0.25	1.30	(4.20)	(3.18)
2023	16,490	5.71	8.14	118,406	0.04	0.25	1.45	(2.63)	(1.57)
2022	12,746	5.86	8.36	94,038	0.01	1.30	1.45	41.94	42.23
2021	12,288	4.12	5.89	63,976	0.01	1.30	1.45	44.06	44.36
2020	11,753	2.86	4.08	44,199	0.01	0.25	1.45	(37.14)	(36.35)
Rydex VIF Energy Services
2024	8,510	1.69	1.91	16,278	—	1.25	1.30	(11.98)	(11.98)
2023	11,950	1.92	2.17	24,994	—	1.25	1.45	—	0.52
2022	11,703	1.91	2.29	24,486	—	0.25	1.45	36.43	37.95
2021	11,789	1.40	1.66	18,111	0.00	0.25	1.45	12.00	13.70
2020	12,131	1.25	1.50	16,567	0.01	0.25	1.45	(40.00)	(39.17)

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Europe 1.25x Strategy (e)
2024	4	6.09	6.09	26	0.08	1.30	1.30	(7.02)	(7.02)
2023	4	6.55	6.55	27	—	1.30	1.30	14.91	14.91
2022	4	5.70	5.70	23	—	1.30	1.30	(16.67)	(16.67)
2021	4	6.84	6.84	27	—	1.30	1.30	13.81	13.81
2020	4	5.01	8.66	23	—	0.25	1.45	(4.20)	(3.01)
Rydex VIF Financial Services
2024	5,785	10.36	10.36	59,922	0.01	1.30	1.30	17.06	17.06
2023	5,644	8.85	8.85	49,918	—	1.30	1.30	9.12	9.12
2022	5,506	8.11	8.11	44,633	0.01	1.30	1.30	(21.57)	(21.57)
2021	2,982	10.34	10.34	30,796	0.00	1.30	1.30	29.57	29.57
2020	3,505	7.61	12.35	27,931	0.01	0.25	1.45	(4.49)	(3.22)
Rydex VIF Government Long Bond 1.2x Strategy (e)
2024	1,120	6.12	6.12	6,855	0.02	1.30	1.30	(16.16)	(16.16)
2023	2,691	7.30	7.30	19,682	0.02	1.30	1.30	(5.19)	(5.19)
2022	1,234	7.70	7.70	9,528	0.02	1.30	1.30	(43.34)	(43.34)
2021	963	13.59	13.59	13,116	0.00	1.30	1.30	(11.41)	(11.41)
2020	1,477	12.72	17.24	22,607	0.00	0.25	1.45	16.70	18.08
Rydex VIF Health Care
2024	8,812	15.86	22.79	149,066	—	0.25	1.30	(4.08)	(3.06)
2023	8,786	16.52	23.51	155,255	—	0.25	1.45	0.56	1.69
2022	9,108	16.42	23.12	160,120	—	0.25	1.45	(15.67)	(14.81)
2021	8,932	19.47	27.14	186,265	—	0.25	1.45	13.73	15.05
2020	14,746	17.12	24.24	283,756	—	0.25	1.45	13.45	14.83

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Internet
2024	8,785	14.81	29.07	144,103	—	0.25	1.30	18.10	19.43
2023	10,056	12.54	24.34	142,795	—	0.25	1.45	41.22	42.67
2022	9,917	12.80	17.06	99,548	—	0.25	1.45	(47.15)	(46.59)
2021	11,173	24.22	31.94	211,502	—	0.25	1.45	(8.81)	(7.71)
2020	11,899	18.40	35.56	251,387	—	0.25	1.45	53.26	55.08
Rydex VIF Inverse Government Long Bond Strategy (e)
2024	—	2.35	2.35	—	0.05	0.25	0.25	13.53	13.53
2023	1,802	1.39	2.07	3,750	—	0.25	1.30	(0.71)	0.49
2022	5,710	1.40	2.06	9,156	—	0.25	1.30	40.00	42.07
2021	1,751	1.00	1.45	2,547	—	0.25	1.30	(2.91)	(2.68)
2020	4,679	1.03	3.48	5,603	0.00	0.25	1.45	(24.51)	(23.50)
Rydex VIF Inverse Mid-Cap Strategy
2024	—	0.56	0.56	—	—	0.25	0.25	(8.20)	(8.20)
2023	22,107	0.61	0.61	13,495	0.01	0.25	0.25	(12.86)	(12.86)
2022	2,565	0.70	0.70	1,789	—	0.25	0.25	6.06	6.06
2021	—	0.39	1.91	—	—	0.25	1.45	(27.78)	(25.27)
2020	—	0.54	2.60	—	—	0.25	1.45	(28.18)	(27.64)
Rydex VIF Inverse NASDAQ-100® Strategy
2024	—	0.22	0.22	—	—	0.25	0.25	(18.52)	(18.52)
2023	51,585	0.27	0.27	13,850	0.02	0.25	0.25	(34.15)	(34.15)
2022	4,488	0.41	0.41	1,843	—	0.25	0.25	32.26	32.26
2021	—	0.18	0.90	—	0.02	0.25	1.45	(29.55)	(28.00)
2020	—	0.25	1.26	—	0.02	0.25	1.45	(40.85)	(39.73)

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Inverse Russell 2000® Strategy (e)
2024	1,246	0.31	0.56	389	—	0.25	1.30	(8.82)	(8.20)
2023	22,496	0.34	0.61	13,394	—	0.25	1.30	(15.00)	(14.08)
2022	3,867	0.40	0.71	2,356	—	0.25	1.30	11.11	12.70
2021	1,378	0.36	0.36	494	—	1.30	1.30	(21.74)	(21.74)
2020	1,417	0.46	2.41	642	0.01	0.25	1.45	(33.79)	(32.77)
Rydex VIF Inverse S&P 500 Strategy (e)
2024	4,884	0.59	0.59	2,878	0.12	0.25	0.25	(16.90)	(16.90)
2023	4,750	0.36	0.71	3,359	0.05	0.25	1.30	(18.18)	(17.44)
2022	35,169	0.44	0.86	18,295	—	0.25	1.30	10.00	13.16
2021	4,489	0.76	0.76	3,409	—	0.25	0.25	(26.92)	(26.92)
2020	4,365	0.55	2.28	4,533	0.01	0.25	1.45	(28.30)	(27.21)
Rydex VIF Japan 2x Strategy (e)
2024	5,140	9.05	9.98	51,232	0.04	1.25	1.30	(3.21)	(3.20)
2023	5,013	9.35	10.31	51,609	0.00	1.25	1.45	28.79	28.88
2022	4,891	7.26	8.00	39,069	—	1.30	1.45	(45.37)	(45.36)
2021	4,775	13.29	14.64	69,784	—	1.30	1.45	(17.85)	(17.76)
2020	4,652	16.16	17.82	82,722	0.01	0.25	1.45	34.29	35.98
Rydex VIF Leisure
2024	4,122	13.71	13.82	56,868	—	1.25	1.30	11.55	11.63
2023	4,012	12.29	12.38	49,584	—	1.25	1.45	17.35	17.38
2022	3,905	10.47	10.55	41,115	—	1.30	1.45	(30.62)	(30.55)
2021	3,801	15.09	15.19	57,647	—	1.30	1.45	(3.49)	(3.33)
2020	2,717	15.61	18.59	42,745	—	0.25	1.45	15.74	17.14

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Mid-Cap 1.5x Strategy (e)
2024	3,411	20.03	34.36	72,112	0.01	1.25	1.30	10.41	10.42
2023	3,336	18.14	31.12	64,077	—	0.25	1.45	13.87	15.06
2022	3,691	15.92	20.18	64,085	—	0.25	1.45	(26.40)	(25.62)
2021	3,595	21.63	27.13	84,735	—	0.25	1.45	29.37	30.94
2020	3,523	16.72	28.67	64,254	0.01	0.25	1.45	5.89	7.09
Rydex VIF Money Market
2024	979,887	4.51	6.64	5,325,747	0.04	0.25	1.30	(0.45)	0.64
2023	570,272	4.53	6.67	3,120,786	0.04	0.25	1.45	(0.66)	0.32
2022	681,651	6.21	6.71	3,856,461	0.01	0.25	1.45	(3.45)	(2.51)
2021	439,193	6.37	6.95	2,317,979	—	0.25	1.45	(4.40)	(3.19)
2020	706,568	4.94	7.27	4,161,493	0.00	0.25	1.45	(4.34)	(3.15)
Rydex VIF NASDAQ-100®
2024	5,045	37.92	55.32	225,236	—	0.25	1.30	18.65	19.92
2023	6,390	31.95	46.13	243,288	—	0.25	1.45	46.79	48.33
2022	6,208	21.75	31.10	161,966	—	0.25	1.45	(36.87)	(36.22)
2021	11,856	34.45	48.76	464,911	—	0.25	1.45	20.03	21.51
2020	10,562	28.70	41.24	343,547	0.00	0.25	1.45	38.65	40.32
Rydex VIF NASDAQ-100® 2x Strategy (e)
2024	106	97.52	97.52	10,380	—	1.30	1.30	35.86	35.86
2023	110	71.78	71.78	7,909	—	1.30	1.30	107.10	107.10
2022	355	34.66	34.66	12,290	—	1.30	1.30	(62.66)	(62.66)
2021	118	92.82	92.82	10,981	—	1.30	1.30	46.96	46.96
2020	121	63.16	129.48	7,668	0.00	0.25	1.45	78.68	80.81

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Nova (e)
2024	1,345	29.37	34.79	44,184	—	1.25	1.30	27.14	27.20
2023	1,375	23.10	27.35	35,329	—	1.25	1.45	29.41	29.50
2022	1,563	17.85	21.12	30,580	0.00	1.30	1.45	(33.20)	(33.16)
2021	1,639	26.72	31.60	47,681	0.00	1.30	1.45	36.03	36.19
2020	1,718	19.62	23.70	36,521	0.00	0.25	1.45	14.77	16.12
Rydex VIF Precious Metals
2024	13,707	5.35	9.68	126,831	0.02	0.25	1.30	3.53	4.70
2023	15,018	5.11	9.35	134,533	0.00	0.25	1.45	(0.57)	0.39
2022	15,141	5.09	8.80	134,986	0.00	0.25	1.45	(14.73)	(13.87)
2021	14,483	10.32	11.04	153,319	0.04	1.30	1.45	(13.13)	(13.00)
2020	13,947	6.72	12.69	169,843	0.04	0.25	1.45	28.43	30.13
Rydex VIF Real Estate
2024	5,907	9.73	13.95	76,099	0.01	1.25	1.30	0.58	0.72
2023	5,565	9.66	13.87	71,373	0.01	1.25	1.45	5.69	5.72
2022	5,768	9.14	13.12	70,077	0.01	1.30	1.45	(30.43)	(30.39)
2021	5,854	13.13	18.86	102,900	0.01	1.30	1.45	28.22	28.39
2020	6,842	8.45	14.69	94,607	0.03	0.25	1.45	(9.94)	(8.82)
Rydex VIF Retailing
2024	1,801	15.39	21.60	31,869	—	0.25	1.30	11.63	12.85
2023	3,119	13.77	19.14	53,472	—	0.25	1.45	11.67	12.85
2022	3,233	12.33	16.96	49,851	—	0.25	1.45	(29.54)	(28.86)
2021	3,272	17.50	23.84	71,695	—	0.25	1.45	6.84	8.17
2020	1,759	16.38	22.65	38,837	—	0.25	1.45	37.42	39.04

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Russell 2000® 1.5x Strategy (e)
2024	59	19.07	19.07	1,129	—	1.30	1.30	6.30	6.30
2023	17	17.94	17.94	313	—	1.30	1.30	14.71	14.71
2022	21	15.64	15.64	328	—	1.30	1.30	(36.24)	(36.24)
2021	24	24.53	24.53	596	—	1.30	1.30	13.99	13.99
2020	249	16.27	21.52	5,368	—	0.25	1.45	14.74	16.15
Rydex VIF Russell 2000® 2x Strategy (e)
2024	25	10.62	10.62	263	—	1.30	1.30	4.94	4.94
2023	24	10.12	10.12	244	—	1.30	1.30	16.86	16.86
2022	24	8.66	8.66	204	—	1.30	1.30	(45.36)	(45.36)
2021	23	15.85	15.85	365	—	1.30	1.30	20.44	20.44
2020	22	13.16	17.97	296	0.00	0.25	1.45	12.03	13.40
Rydex VIF S&P 500 2x Strategy (e)
2024	5,826	39.36	49.39	286,725	0.01	1.25	1.30	36.24	36.29
2023	5,688	28.89	36.24	205,278	0.00	1.25	1.45	38.96	39.01
2022	5,496	20.79	26.07	142,915	—	1.30	1.45	(42.28)	(42.25)
2021	5,396	36.02	45.14	242,629	—	1.30	1.45	51.43	51.60
2020	5,212	23.76	29.81	154,984	0.00	0.25	1.45	12.87	14.29
Rydex VIF S&P 500 Pure Growth
2024	7,922	18.76	22.99	170,359	—	1.25	1.30	21.32	21.42
2023	7,915	15.45	18.95	139,488	—	1.25	1.45	1.98	1.99
2022	7,676	15.15	21.19	133,090	—	0.25	1.45	(31.29)	(30.62)
2021	10,582	22.05	30.54	265,263	—	0.25	1.45	22.03	23.49
2020	15,384	18.07	25.41	327,363	—	0.25	1.45	21.77	23.23

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF S&P 500 Pure Value
2024	35,828	13.90	17.09	568,638	0.01	0.25	1.30	6.15	7.26
2023	36,023	13.09	16.10	537,910	0.01	0.25	1.45	1.83	2.89
2022	39,792	12.85	14.86	585,927	0.01	0.25	1.45	(6.55)	(5.65)
2021	44,842	13.75	15.75	706,320	0.01	0.25	1.45	26.49	28.15
2020	52,678	10.87	13.36	659,375	0.02	0.25	1.45	(14.48)	(13.49)
Rydex VIF S&P MidCap 400 Pure Growth
2024	11,493	12.47	21.17	171,127	—	0.25	1.30	11.24	12.43
2023	11,374	11.20	18.83	152,500	—	0.25	1.45	9.86	11.03
2022	10,976	10.19	16.96	133,344	—	0.25	1.45	(25.84)	(25.09)
2021	11,064	13.74	22.64	183,320	—	0.25	1.45	7.34	8.64
2020	10,815	12.80	21.42	166,838	—	0.25	1.45	24.76	26.30
Rydex VIF S&P MidCap 400 Pure Value
2024	10,331	16.24	21.49	197,521	—	0.25	1.30	—	1.11
2023	10,381	16.23	21.49	197,873	—	0.25	1.45	22.45	23.76
2022	10,948	13.25	15.32	171,694	0.01	0.25	1.45	(9.12)	(8.26)
2021	10,852	14.58	16.70	186,870	0.00	0.25	1.45	25.58	27.09
2020	10,747	11.61	15.37	147,260	0.00	0.25	1.45	2.65	4.00
Rydex VIF S&P SmallCap 600 Pure Growth
2024	887	12.10	16.77	14,876	—	1.25	1.30	3.65	3.68
2023	2,062	11.67	16.18	32,749	0.00	1.25	1.45	12.52	12.64
2022	1,981	10.36	14.00	28,079	—	0.25	1.45	(32.81)	(32.14)
2021	1,904	15.42	20.63	40,384	—	0.25	1.45	13.97	15.38
2020	2,999	13.53	18.76	55,187	—	0.25	1.45	10.72	12.01
Rydex VIF S&P SmallCap 600 Pure Value
2024	3,860	11.73	14.60	56,380	—	1.25	1.30	(0.68)	(0.59)
2023	4,305	11.80	14.70	61,875	—	1.25	1.45	16.02	16.03
2022	4,167	10.17	12.67	52,062	—	1.30	1.45	(12.07)	(12.02)
2021	3,814	11.56	12.59	54,090	—	0.25	1.45	37.13	38.81
2020	26,329	8.43	10.49	274,108	—	0.25	1.45	(10.03)	(8.98)

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Strengthening Dollar 2x Strategy (e)
2024	1,061	4.95	4.95	5,279	0.02	1.30	1.30	15.65	15.65
2023	3,423	4.28	5.71	14,640	0.00	0.25	1.30	(2.95)	(2.06)
2022	6,537	4.41	5.83	30,335	—	0.25	1.30	10.80	11.90
2021	596	3.98	3.98	2,370	—	1.30	1.30	6.42	6.42
2020	679	3.74	8.08	2,539	0.01	0.25	1.45	(17.80)	(16.89)
Rydex VIF Technology
2024	57,144	20.18	33.78	1,590,595	—	1.25	1.30	18.71	18.78
2023	155,855	17.00	28.44	3,301,859	—	1.25	1.45	42.74	42.84
2022	163,987	11.91	19.91	2,383,012	—	1.30	1.45	(38.89)	(38.89)
2021	55,385	19.49	32.58	1,244,708	—	1.30	1.45	15.25	15.39
2020	16,443	16.89	30.10	292,837	—	0.25	1.45	42.71	44.50
Rydex VIF Transportation
2024	1,052	14.40	17.30	15,250	—	1.25	1.30	(2.70)	(2.64)
2023	1,946	14.79	17.78	31,658	—	1.25	1.45	19.25	19.27
2022	1,901	12.40	14.91	25,926	—	1.30	1.45	(37.75)	(37.72)
2021	1,861	19.91	23.95	40,788	—	1.30	1.45	16.91	17.00
2020	914	17.03	20.47	18,709	0.00	0.25	1.45	34.41	36.05
Rydex VIF Utilities
2024	7,879	9.97	15.80	88,562	0.01	0.25	1.30	14.86	16.01
2023	8,052	8.68	13.62	78,979	0.02	0.25	1.30	(11.07)	(10.10)
2022	9,602	9.76	15.15	110,627	0.01	0.25	1.30	(3.17)	(2.13)
2021	7,840	10.08	15.48	93,607	0.02	0.25	1.30	9.68	10.81
2020	7,770	9.19	14.35	83,946	0.02	0.25	1.45	(9.25)	(8.19)

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Weakening Dollar 2x Strategy (e)
2024	45	2.08	2.08	95	0.06	1.30	1.30	(17.13)	(17.13)
2023	45	2.51	2.51	114	0.10	1.30	1.30	(1.18)	(1.18)
2022	45	2.54	2.54	116	—	1.30	1.30	(22.09)	(22.09)
2021	—	3.26	3.26	—	—	1.30	1.30	(17.47)	(17.47)
2020	4,739	3.95	4.99	18,727	—	0.25	1.45	4.83	6.31
T. Rowe Price Blue Chip Growth
2024	31,008	30.16	41.87	1,085,894	—	0.25	1.25	29.50	30.84
2023	27,250	23.29	32.00	758,277	—	0.25	1.45	42.80	44.21
2022	32,316	16.31	22.19	637,897	—	0.25	1.45	(41.20)	(40.60)
2021	86,290	27.74	37.36	2,653,543	—	0.25	1.45	12.22	13.56
2020	44,349	24.72	33.52	1,258,793	—	0.25	1.45	28.08	29.62
T. Rowe Price Equity Income
2024	5,114	15.16	20.43	86,373	0.01	0.25	1.25	6.76	7.87
2023	11,343	14.20	18.94	169,034	0.02	0.25	1.45	4.72	5.81
2022	35,440	13.56	17.90	592,138	0.02	0.25	1.45	(7.57)	(6.67)
2021	31,741	14.67	19.18	592,444	0.01	0.25	1.45	19.76	21.24
2020	31,776	12.25	16.12	492,940	0.02	0.25	1.45	(3.47)	(2.30)
T. Rowe Price Health Sciences
2024	11,539	20.22	34.80	278,704	—	0.25	1.25	(2.84)	(1.83)
2023	11,698	20.81	36.12	290,178	—	0.25	1.45	(1.56)	(0.59)
2022	13,069	21.14	36.34	333,603	—	0.25	1.45	(16.31)	(15.45)
2021	12,637	25.26	42.98	384,258	—	0.25	1.45	7.90	9.22
2020	10,866	23.41	39.35	311,311	—	0.25	1.45	23.60	25.12

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
T. Rowe Price Limited-Term Bond
2024	13,888	7.08	7.58	102,088	0.04	0.25	1.25	0.28	1.34
2023	13,631	7.06	7.48	99,621	0.03	0.25	1.45	0.28	1.36
2022	8,392	7.04	7.38	59,889	0.02	0.25	1.45	(8.69)	(7.75)
2021	8,147	7.71	8.00	63,544	0.01	0.25	1.45	(4.46)	(3.38)
2020	7,899	8.07	8.44	64,292	0.02	0.25	1.45	(0.12)	1.20
Templeton Developing Markets VIP Fund
2024	27,881	8.54	17.40	431,069	0.04	0.25	1.45	2.96	4.16
2023	27,369	8.27	16.90	408,602	0.02	0.25	1.45	7.71	9.08
2022	17,382	13.65	15.69	244,945	0.02	0.25	1.45	(25.39)	(24.50)
2021	28,408	18.08	21.03	456,969	0.01	0.25	1.45	(9.86)	(8.73)
2020	15,929	11.37	23.33	276,201	0.03	0.25	1.45	12.02	13.42
Templeton Foreign VIP Fund
2024	17,140	7.79	13.59	167,936	0.03	0.25	1.45	(5.38)	(4.16)
2023	18,364	8.21	14.18	186,950	0.05	0.25	1.45	15.61	16.90
2022	54,229	7.56	12.13	513,445	0.03	0.25	1.45	(11.68)	(10.55)
2021	54,615	8.01	13.56	583,009	0.02	0.25	1.45	(0.37)	0.82
2020	72,712	8.04	13.77	742,811	0.04	0.25	1.45	(5.52)	(4.31)
Templeton Global Bond VIP Fund
2024	14,576	5.12	5.86	76,324	—	0.25	1.25	(15.09)	(14.20)
2023	14,223	6.03	6.83	87,369	—	0.25	1.45	(1.47)	(0.44)
2022	27,002	6.12	6.86	176,396	—	0.25	1.45	(8.79)	(7.92)
2021	28,679	6.71	7.45	204,921	—	0.25	1.45	(9.20)	(8.02)
2020	28,995	7.39	8.26	226,612	0.07	0.25	1.45	(9.44)	(8.22)
VanEck VIP Global Gold
2024	5,559	9.49	9.68	52,952	0.01	0.25	1.25	9.63	10.86
2023	1,271	8.83	8.83	11,197	—	1.25	1.45	5.75	5.75
2022	1,236	8.35	8.35	10,290	—	1.45	1.45	(16.92)	(16.92)
2021	1,202	10.05	10.05	12,051	0.04	1.45	1.45	(17.76)	(17.76)
2020	5,528	11.48	12.22	67,551	0.01	0.25	1.45	32.54	34.22

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
VanEck VIP Global Resources
2024	1,508	4.65	5.73	8,633	0.03	0.25	1.25	(7.13)	(6.25)
2023	1,473	4.96	6.17	9,073	0.05	0.25	1.45	(7.77)	(6.94)
2022	17,489	5.33	6.69	95,111	0.02	0.25	1.45	3.56	4.72
2021	17,874	5.09	6.46	92,866	0.00	0.25	1.45	13.53	14.90
2020	16,791	4.43	5.69	74,391	0.01	0.25	1.45	13.80	15.01
Vanguard® VIF Balanced
2024	13,127	14.15	15.94	197,417	0.03	0.25	1.65	9.52	11.16
2023	19,469	12.92	14.34	260,722	0.02	0.25	1.85	9.12	10.65
2022	19,190	11.84	12.96	234,385	0.02	0.25	1.85	(18.18)	(17.03)
2021	18,925	14.47	15.62	281,191	0.02	0.25	1.85	13.40	15.19
2020	18,620	12.76	13.68	242,698	0.02	0.25	1.85	5.37	7.13
Vanguard® VIF Capital Growth
2024	5,863	19.92	19.92	116,828	0.01	1.65	1.65	8.20	8.20
2023	4,113	18.41	18.41	75,722	0.01	1.65	1.85	22.16	22.16
2022	2,016	15.07	15.07	30,392	0.01	1.85	1.85	(19.28)	(19.28)
2021	3,798	18.67	18.67	70,943	0.01	1.85	1.85	15.75	15.75
2020	1,919	16.13	17.29	30,950	0.01	0.25	1.85	11.86	13.68
Vanguard® VIF Conservative Allocation
2024	20,054	10.27	11.57	209,853	0.03	0.25	1.65	2.60	4.05
2023	20,201	10.01	11.12	206,260	0.02	0.25	1.85	7.29	8.91
2022	19,643	9.33	10.21	186,269	0.02	0.25	1.85	(18.73)	(17.59)
2021	15,706	11.48	11.48	180,320	0.02	1.85	1.85	0.97	0.97
2020	15,241	11.37	12.19	173,310	0.02	0.25	1.85	6.46	8.16
Vanguard® VIF Diversified Value
2024	45,663	16.36	18.42	841,345	0.02	0.25	1.65	9.65	11.23
2023	50,534	14.92	16.56	824,785	0.00	0.25	1.85	14.68	16.29
2022	10,914	13.01	14.24	145,444	0.01	0.25	1.85	(15.52)	(14.32)
2021	9,492	15.40	16.62	148,092	—	0.25	1.85	24.29	26.29
2020	—	12.39	13.29	—	—	0.25	1.85	6.44	8.22

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Vanguard® VIF Equity Income
2024	49,738	16.16	18.19	820,723	0.03	0.25	1.65	9.93	11.46
2023	49,091	14.70	16.32	735,331	0.03	0.25	1.85	3.16	4.62
2022	48,458	14.25	15.60	701,678	0.02	0.25	1.85	(5.19)	(3.82)
2021	46,530	15.03	16.22	707,598	0.02	0.25	1.85	19.38	21.32
2020	42,912	12.59	13.50	544,440	0.02	0.25	1.85	(1.64)	(0.07)
Vanguard® VIF Equity Index
2024	108,453	21.09	23.75	2,547,644	0.01	0.25	1.65	19.15	20.87
2023	105,323	17.70	19.65	2,050,012	0.01	0.25	1.85	20.33	22.05
2022	48,534	14.71	16.10	767,320	0.01	0.25	1.85	(21.92)	(20.81)
2021	43,966	18.84	20.33	877,885	0.01	0.25	1.85	22.50	24.42
2020	34,555	15.38	16.49	554,278	0.01	0.25	1.85	12.59	14.36
Vanguard® VIF Global Bond Index
2024	1,111	7.94	7.94	8,826	0.03	1.65	1.65	(2.70)	(2.70)
2023	1,080	8.16	8.16	8,814	0.02	1.65	1.85	1.75	1.75
2022	1,051	8.02	8.02	8,429	0.03	1.85	1.85	(17.15)	(17.15)
2021	1,021	9.68	9.68	9,885	0.02	1.85	1.85	(6.47)	(6.47)
2020	991	10.35	10.63	10,260	0.02	0.25	1.85	1.67	3.20
Vanguard® VIF Growth
2024	11,610	23.34	23.34	271,003	—	1.65	1.65	27.05	27.05
2023	13,058	18.37	18.37	239,894	0.00	1.65	1.85	33.79	33.79
2022	13,000	13.73	13.73	178,526	—	1.85	1.85	(36.38)	(36.38)
2021	12,940	21.58	21.58	279,307	0.00	1.85	1.85	12.28	12.28
2020	12,825	19.22	20.61	246,551	0.00	0.25	1.85	36.31	38.51
Vanguard® VIF High Yield Bond
2024	14,579	10.03	11.29	152,009	0.05	0.25	1.65	1.62	3.01
2023	17,454	9.87	10.96	180,043	0.05	0.25	1.85	6.59	8.09
2022	16,980	9.26	10.14	163,352	0.05	0.25	1.85	(13.54)	(12.28)
2021	17,217	10.71	11.56	190,749	0.04	0.25	1.85	(1.20)	0.35
2020	14,434	10.84	11.63	159,887	0.04	0.25	1.85	0.65	2.29

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Vanguard® VIF International
2024	45,611	14.20	15.99	711,767	0.01	0.25	1.65	4.03	5.47
2023	50,506	13.65	15.16	746,230	0.01	0.25	1.85	9.38	10.98
2022	28,047	12.48	13.66	367,815	0.01	0.25	1.85	(33.26)	(32.31)
2021	28,915	18.70	20.18	560,067	0.00	0.25	1.85	(6.22)	(4.72)
2020	27,815	19.94	21.38	567,206	0.01	0.25	1.85	50.04	52.50
Vanguard® VIF Mid-Cap Index
2024	35,175	15.76	17.74	600,837	0.01	0.25	1.65	9.83	11.36
2023	36,266	14.35	15.93	559,640	0.01	0.25	1.85	10.64	12.18
2022	38,848	12.97	14.20	537,453	0.01	0.25	1.85	(22.52)	(21.42)
2021	40,067	16.74	18.07	709,214	0.01	0.25	1.85	18.47	20.39
2020	37,374	14.13	15.15	551,510	0.01	0.25	1.85	12.41	14.25
Vanguard® VIF Moderate Allocation
2024	137,937	11.96	13.47	1,839,040	0.01	0.25	1.65	5.28	6.82
2023	167,272	11.36	12.61	2,091,003	0.02	0.25	1.85	10.29	11.89
2022	108,911	10.30	11.27	1,215,084	0.02	0.25	1.85	(19.72)	(18.63)
2021	102,005	12.83	13.85	1,399,817	0.00	0.25	1.85	4.82	6.54
2020	15,977	12.24	13.12	198,115	0.02	0.25	1.85	8.32	10.07
Vanguard® VIF Real Estate Index
2024	9,591	10.48	11.80	108,998	0.04	0.25	1.65	—	1.37
2023	8,292	10.48	11.64	92,937	0.02	0.25	1.85	6.61	8.18
2022	5,056	9.83	10.76	51,632	0.01	0.25	1.85	(29.63)	(28.65)
2021	10,088	13.97	15.08	143,170	0.01	0.25	1.85	33.56	35.73
2020	3,667	10.46	11.21	38,917	0.03	0.25	1.85	(9.36)	(7.96)
Vanguard® VIF Short Term Investment Grade
2024	103,575	7.94	8.94	877,360	0.03	0.25	1.65	0.13	1.59
2023	77,586	7.93	8.80	660,534	0.01	0.25	1.85	1.28	2.68
2022	45,708	7.83	8.57	371,405	0.03	0.25	1.85	(10.00)	(8.73)
2021	37,674	8.70	9.39	336,499	0.02	0.25	1.85	(5.13)	(3.59)
2020	39,308	9.17	9.83	365,963	0.03	0.25	1.85	0.44	2.08

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Vanguard® VIF Small Company Growth (e)
2024	4,923	14.85	16.72	74,691	0.01	0.25	1.65	6.30	7.80
2023	4,806	13.97	15.51	68,423	0.00	0.25	1.85	14.23	15.83
2022	4,698	12.23	13.39	58,415	0.00	0.25	1.85	(28.73)	(27.70)
2021	4,593	17.16	18.52	79,926	0.00	0.25	1.85	8.81	10.57
2020	4,482	15.77	16.91	71,474	0.01	0.25	1.85	17.34	19.25
Vanguard® VIF Total Bond Market Index
2024	303,446	7.27	8.18	2,427,867	0.03	0.25	1.65	(3.32)	(2.04)
2023	319,038	7.52	8.35	2,612,104	0.01	0.25	1.85	0.80	2.20
2022	134,151	7.46	8.17	1,052,635	0.02	0.25	1.85	(17.20)	(15.95)
2021	128,716	9.01	9.72	1,207,992	0.02	0.25	1.85	(6.34)	(4.89)
2020	116,972	9.62	10.32	1,159,651	0.03	0.25	1.85	2.45	4.14
Vanguard® VIF Total International Stock Market Index
2024	22,332	10.13	11.00	236,732	0.03	0.25	1.65	0.30	1.66
2023	18,161	10.10	10.82	189,365	0.02	0.25	1.85	10.26	11.89
2022	11,678	9.16	9.67	107,993	0.03	0.25	1.85	(19.86)	(18.74)
2021	12,808	11.43	11.90	147,460	0.02	0.25	1.85	3.44	5.12
2020	9,121	11.05	11.35	100,809	0.02	0.25	1.85	5.84	7.58
Vanguard® VIF Total Stock Market Index
2024	90,112	20.18	22.73	1,989,465	0.01	0.25	1.65	18.01	19.76
2023	90,002	17.10	18.98	1,661,795	0.01	0.25	1.85	20.25	21.98
2022	33,908	14.22	15.56	493,434	0.01	0.25	1.85	(23.22)	(22.16)
2021	37,353	18.52	19.99	700,754	0.01	0.25	1.85	19.64	21.59
2020	76,536	15.48	16.59	1,188,721	0.02	0.25	1.85	14.84	16.67

(e)	Closed to new investments. See Note 1.

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Virtus Duff & Phelps Real Estate Securities Series
2024	1,277	13.29	14.48	16,984	0.02	0.25	1.25	6.24	7.34
2023	1,245	12.51	13.49	15,578	0.02	0.25	1.45	6.47	7.49
2022	5,658	11.75	12.55	70,006	0.01	0.25	1.45	(29.17)	(28.41)
2021	5,820	16.59	17.53	100,899	0.01	0.25	1.45	40.12	41.71
2020	6,775	11.84	12.55	83,160	0.01	0.25	1.45	(5.88)	(4.71)
Virtus KAR Small-Cap Growth Series
2024	9,608	27.50	30.70	272,629	—	0.25	1.25	5.16	6.23
2023	11,667	26.15	28.90	311,687	—	0.25	1.45	14.74	15.88
2022	11,558	22.79	24.94	268,510	—	0.25	1.45	(33.23)	(32.54)
2021	25,408	34.13	36.97	879,849	—	0.25	1.45	0.41	1.62
2020	20,335	33.99	36.84	696,170	—	0.25	1.45	38.34	39.97
Virtus Newfleet Multi-Sector Intermediate Bond Series
2024	—	8.76	8.76	—	0.01	1.25	1.25	1.51	1.51
2023	1,076	8.63	8.63	9,314	0.05	1.25	1.45	4.10	4.10
2022	1,046	8.29	8.29	8,695	0.01	1.45	1.45	(13.28)	(13.28)
2021	6,417	9.56	9.56	61,347	0.03	1.45	1.45	(3.34)	(3.34)
2020	6,228	9.89	10.36	61,591	0.02	0.25	1.45	1.85	3.19
Virtus SGA International Growth Series
2024	6,495	8.03	8.03	52,130	—	0.25	0.25	(8.65)	(8.65)
2023	6,493	8.79	8.79	57,031	0.00	0.25	0.25	14.30	14.30
2022	25,077	7.69	7.69	192,874	—	0.25	0.25	(21.21)	(21.21)
2021	26,748	9.76	9.76	261,079	—	0.25	0.25	4.83	4.83
2020	27,929	9.04	9.45	259,986	—	0.25	1.45	18.32	19.62
Voya MidCap Opportunities Portfolio
2024	3,564	18.91	18.91	67,401	—	1.25	1.25	10.39	10.39
2023	3,477	17.13	17.13	59,558	—	1.25	1.45	18.22	18.22
2022	3,392	14.49	14.49	49,144	—	1.45	1.45	(28.48)	(28.48)
2021	3,310	20.26	20.26	67,072	—	1.45	1.45	6.74	6.74
2020	3,224	18.98	22.83	61,161	0.00	0.25	1.45	34.42	36.05

Variable Annuity Account A

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
VY CBRE Global Real Estate Portfolio
2024	1,127	8.87	10.13	11,227	0.02	0.25	1.25	(4.21)	(3.25)
2023	2,653	9.26	10.47	25,732	0.02	0.25	1.45	7.42	8.61
2022	2,592	8.62	9.64	23,316	0.03	0.25	1.45	(28.35)	(27.63)
2021	2,748	12.03	13.32	34,541	0.03	0.25	1.45	28.12	29.57
2020	2,710	9.39	10.43	26,482	0.05	0.25	1.45	(9.36)	(8.27)
VY CBRE Real Estate Portfolio
2024	1,819	13.84	13.84	25,176	0.02	0.25	0.25	0.80	0.80
2023	1,768	13.73	13.73	24,280	0.02	0.25	0.25	10.28	10.28
2022	1,720	12.45	12.45	21,422	0.01	0.25	0.25	(29.58)	(29.58)
2021	1,673	17.68	17.68	29,575	0.02	0.25	0.25	46.97	46.97
2020	1,627	10.73	12.22	19,577	—	0.25	1.45	(10.73)	(9.68)

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The additional fees for the mortality and expense risk charges applied to policies whose contract values are less than $100,000 are excluded from these ratios because they result in reductions of contract owner units, rather than direct reductions to the unit values. See Note 2.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

Variable Annuity Account A

Notes to Financial Statements (continued)

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

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